As filed with the Securities and Exchange Commission on December 24, 2013
File Nos. 33-499 and 811-4417

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
Registration Statement Under the Securities Act of 1933
Post-Effective Amendment No. 49
and
Registration Statement Under the Investment Company Act of 1940
Amendment No. 50

SHELTON FUNDS
(Exact Name of Registrant as Specified in its Charter)

44 Montgomery Street, Suite 2100, San Francisco, California 94104
(Address of Principal Executive Office)

Registrant's Telephone Number: (415) 398-2727

STEPHEN C. ROGERS
44 Montgomery Street, Suite 2100, San Francisco, California 94104
(Name and Address of Agent for Service)

It is proposed that this filing will become effective:
|_|	immediately upon filing pursuant to Rule 485(b)
|X|	on January 1, 2014 pursuant to Rule 485(b)
|_|	60 days after filing pursuant to Rule 485(a)(1)
|_|	75 days after filing pursuant to Rule 485(a)(2)
|_|	on _______ pursuant to Rule 485(a)

Please Send Copy of Communications to:

Timothy Johnson, Esq.
Reed Smith LLP
225 Fifth Avenue
Pittsburgh, Pennsylvania  15222
Telephone: (412) 288-1484

SHELTON FUNDS

CONTENTS OF POST-EFFECTIVE AMENDMENT

This Post-Effective Amendment to the registration statement of the Registrant contains the following documents:

Facing Sheet

Contents of Post-Effective Amendment

Part A -
Summary & Statutory Combined Prospectus for shares of California Tax-Free Income Fund,  US Government Securities Fund, The United States Treasury Trust, S&P 500 Index Fund, S&P MidCap Index Fund, S&P SmallCap Index Fund, Shelton Core Value Fund, European Growth & Income Fund, Nasdaq-100 Index Fund, and Short-Term U.S. Government Bond Fund. Summary & Statutory Combined Prospectus for the Class K shares of US Government Securities Fund, The United States Treasury Trust, S&P 500 Index Fund, S&P MidCap Index Fund, S&P SmallCap Index Fund, Shelton Core Value Fund, European Growth & Income Fund, Nasdaq-100 Index Fund, and Short-Term U.S. Government Bond Fund. Summary & Statutory Prospectus for the Shelton Green Alpha Fund.

Part B -
Statement of Additional Information for shares of California Tax-Free Income Fund, , US Government Securities Fund, The United States Treasury Trust, S&P 500 Index Fund, S&P MidCap Index Fund, S&P SmallCap Index Fund, Shelton Core Value Fund, European Growth & Income Fund, Nasdaq-100 Index Fund, and Short-Term U.S. Government Bond Fund.  Statement of Additional Information for shares of the Shelton Green Alpha Fund.

Part C -	Other Information

Signature page

Prospectus for Direct Shares

JANUARY 1, 2014
Ticker Symbols
California Tax-Free Income Fund	CFNTX
S&P 500 Index Fund	SPFIX
S&P Midcap Index Fund	SPMIX
S&P Smallcap Index Fund	SMCIX
Shelton Core Value Fund	EQTIX
Nasdaq-100 Index Fund	NASDX
European Growth & Income Fund	EUGIX
U.S. Government Securities Fund	CAUSX
Short-Term U.S. Government Bond Fund	STUSX
The United States Treasury Trust	UTSXX

(800) 955-9988
www.sheltoncap.com
email us at info@sheltoncap.com

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed on whether the information in this prospectus is adequate or accurate. Any representation to the contrary is a criminal offense.

The Funds are not bank deposits and are not guaranteed, endorsed or insured by any financial institution or government entity such as the Federal Deposit Insurance Corporation (FDIC).

Some funds or classes in this Prospectus may not be available in your state. Please check with your Advisor to determine those funds and classes available for sale in your state.

The information contained in this Prospectus relates to the Direct Shares of the Funds unless otherwise noted.

Summaries
California Tax-Free Income Fund	1
S&P 500 Index Fund	3
S&P Midcap Index Fund	5
S&P Smallcap Index Fund	7
Shelton Core Value Fund	9
Nasdaq-100 Index Fund	11
European Growth & Income Fund	13
U.S. Government Securities Fund	15
Short-Term U.S. Government Bond Fund	17
The United States Treasury Trust	19
Investment Objectives, Strategies and Risk	21
Management and Organization	27
Additional Non-Principal Investment Related Risks	27
How to Buy Shares	29
How to Sell Shares	30
Other Policies	32
Dividends & Taxes	32
Privacy Statement	33
Financial Highlights	34

CALIFORNIA TAX-FREE INCOME FUND
Ticker Symbol: CFNTX

Investment Objective

The Fund’s investment objective is to seek high current tax-free income for California residents.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Fund.

Shareholder Fees
(fee paid directly from your investment)
Sales and redemption charges	none

Annual Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.50%
Distribution (12b-1) fees	none
Other expenses	0.21%
Total Annual Fund Operating Expense	0.71%

A $10 account fee may be charged to accounts with a balance of less than $10,000.

Example of Expenses

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$73	$227	$395	$883

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 11% of the average value of its portfolio.

Principal Investment Strategies

The Manager invests in municipal bonds issued by the State of California and various municipalities located within California. Generally, these bonds are rated in one of the four highest ratings (investment grade) by an independent rating organization currently Standard & Poor’s, Moody’s and Fitch. In some cases, securities are not rated by independent agencies. The Manager will generally purchase an unrated security only if it believes the security is of similar quality to an investment-grade issue. Generally, the interest on municipal bonds is not subject to federal and California personal income taxes. Under normal market conditions, it is the Fund’s fundamental policy to invest at least 80% of its total assets (which includes the amount of any borrowings for investment purposes) in California municipal bonds, but as a general rule the percentage is much higher. The Fund’s duration typically ranges from four to twelve years. Although the Fund is not prevented from doing so, the Manager seeks to invest primarily in non-AMT bonds (bonds that pay interest not subject to federal alternative minimum tax (“AMT”)). The Fund’s manager generally will consider selling fixed income securities from the Fund’s portfolio when the manager believes that such securities are no longer consistent with the Fund’s investment objectives, other securities appear to offer more compelling opportunities, to meet redemption requests and in other circumstances that the manager deems appropriate consistent with the Fund’s investment objectives. Therefore, changes in the rating of a security will not necessary result in the sale of that security.

Principal Risks

The Fund is subject to several risks, any of which could cause the Fund to lose money. The Fund is considered non-diversified which means it may invest a large percentage of its assets in the securities of a particular issuer as compared with other types of mutual funds. Accordingly, a chance exists that the Fund’s performance may be hurt disproportionately by poor performance of a relatively few number of securities or by factors that impact a relatively small number of issuers. The principal risks include:

Interest Rate Risk. The chance that bond prices over all will decline over short and long-term periods due to rising interest rates. The longer the maturity of a bond, the greater the interest rate risk.

State-Specific Risk. Since the Fund only invests in issuers in the state of California, it is exposed to economic and political developments in California that negatively impact the issuers.

Income Risk. The chance that declining interest rates will reduce the amount of income paid by the Fund.

Call Risk. The chance that during declining interest rates, a bond issuer will call or prepay a high-yielding bond before the bond’s maturity date. This would force the Fund to purchase lower yielding bonds which would reduce the income generated from the portfolio and could potentially result in capital gains paid out by the Fund.

Credit Risk. The chance that a bond issuer will fail to pay interest and principal in a timely manner, reducing the Fund’s return. The Manager attempts to minimize this risk by investing in investment grade bonds.

Bankruptcy Risk. The risk that an issuer seeks protection under bankruptcy laws. In such a circumstance, the principal value of the bond would be expected to decline.

1

Management Risk. The chance that poor security selection will cause the Fund to underperform other mutual funds with similar investment objectives.

Bar Chart and Performance Table

The bar chart shows calendar year returns and the average annual total return table indicates risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. These figures assume that all distributions are reinvested. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results. Updated performance information may be obtained on our website www.sheltoncap.com or by calling 1-800-955-9988.

Best Quarter 6.97% (Q3, 2009)
Worst Quarter: -4.24% (Q4, 2010)
Year to date performance as of 9/30/13: -1.34%
Date of inception: 12/4/85

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Return (for the period ended 12/31/12)

California Tax-Free Income Fund	1 year	5 years	10 years
Return Before Taxes	6.46%	4.77%	3.75%
Return After Taxes on Distributions	5.28%	3.33%	2.21%
Return After Taxes on Distributions and Sale of Fund Shares	4.19%	3.23%	2.32%
Barclays Municipal Bond Index1	6.76%	5.91%	(7.85)%

1	Reflects no deductions for sales charges, commissions, expenses or taxes. It is not possible to invest directly in an index.

Investment Advisor

Shelton Capital Management, a California Limited Partnership (the “Advisor”), serves as the investment advisor for the Fund.

Portfolio Managers

William Mock, lead Portfolio Manager and Treasurer of the Fund, has been the Fund’s portfolio manager since 2010.

Stephen C. Rogers, co-Portfolio Manager and Chairman of the Funds, has been the Fund’s co-portfolio manager since 2003.

Purchase and Sale of Fund Shares

The Fund’s initial and subsequent investment minimums are as follows:

	Minimum Initial Investment	Minimum Subsequent Investment
Accounts with Automatic Investment Plan (“AIP”)*	$500	$100
All other Funds’ accounts	$1,000	$100

*	A minimum monthly contribution of $100 is required for AIP accounts. For additional information on our AIP program, see section titled “Automatic Investment Plan” in the Prospectus.

You may redeem all or a portion of your shares on any business day that the Funds are open for business by mail, by check, by exchange, by wire, by electronic funds transfer, by accessing our website (www.sheltoncap.com) or by telephone at (800) 955-9988.

Taxes

Fund distributions of interest on municipal bonds are generally not subject to federal income tax. However, the fund may distribute taxable dividends, including distributions of short-term capital gains, which are subject to federal taxation as ordinary income. To the extent the fund is permitted to invest in bonds subject to the federal alternative minimum tax, interest on certain bonds may be subject to the federal alternative minimum tax. The Fund’s distributions of net long-term capital gains are taxable as long-term capital gains for federal income tax purposes.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

2

S&P 500 INDEX FUND

Ticker Symbol: SPFIX

Investment Objective

The Fund’s investment objective is to attempt to replicate the total return of the U.S. stock market as measured by the S&P 500 Composite Stock Price Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Fund.

Shareholder Fees
(fee paid directly from your investment)
Sales and redemption charges	none
Annual account fee	$10.00

Annual Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.25%
Distribution (12b-1) fees	none
Other expenses	0.27%
Total annual operating expenses	0.52%
Fee Waiver and/or Expense Reimbursement*	(0.16)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.36%

*
The Fund’s investment manager, Shelton Capital Management, has contractually agreed to reimburse expenses incurred by the Fund to the extent that total annual fund operating expenses exceed 0.36% until January 2, 2015. This agreement may only be terminated with the approval of the Board of Trustees of the Fund. Shelton Capital Management may be reimbursed for any foregone advisory fees or unreimbursed expenses within three fiscal years following a particular reduction or expense, but only to the extent the reimbursement does not cause the Fund to exceed applicable expense limits and the effect of the reimbursement is measured after all ordinary operating expenses are calculated. Any such reimbursement is subject to the review and approval of the Fund’s Board of Trustees.

Example of Expenses

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$47	$180	$324	$734

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 3% of the average value of its portfolio.

Principal Investment Strategies

The S&P 500 Index includes the common stocks of 500 leading U.S. companies from a broad range of industries. Standard & Poor’s, the company that maintains the index, makes all determinations regarding the inclusion of stocks in the index. Each stock is weighted in proportion to its total market value. The Fund is passively managed. It invests primarily in the stocks that make up the index so that the weighting of each stock in the portfolio approximates the index. The Manager’s goal is to maintain a return correlation of at least .95 to the S&P 500 Index (a return correlation of 1.0 is perfect). Under normal market conditions, it is the Fund’s policy to invest at least 80% of its total assets (which includes the amount of any borrowings for investment purposes) in the underlying stocks of the index. The S&P 500 is a well-known stock market index that includes common stocks of companies representing approximately 88% of the total market Index as measured by the S&P Composite 1500. As of December 3, 2013, companies included in the Index range from $2.75 billion to $509 billion in market capitalization. The Manager believes that the performance of the S&P 500 is representative of the performance of publicly traded common stocks in general. The median market capitalization of the stocks in the S&P 500 Index is approximately $15.97 billion.

The Fund may invest in futures contracts in an attempt to minimize the performance variation between the Fund and the index. This performance gap occurs because, unlike the index, the Fund must pay operating expenses and contend with the flow of cash in and out of the portfolio. While the Manager expects the Fund’s performance to closely represent the index, the Fund will generally underperform the index.

Principal Risks

Market Exposure Risk. The Fund is primarily invested in the U.S. stock market and is designed to passively track the performance of the large cap sector. In an attempt to accurately track the performance of the S&P 500 Index, the Fund does not intend to take steps to reduce its market exposure in any market.

Stock Market Risk. The chance that stock prices overall will decline. The Fund’s target index may, at times, become focused in stocks of a particular sector, category or group of companies, which could cause the Fund to underperform the overall stock market.

Economic and Political Risks. The impact of positive or negative economic and political events could be short-term (by causing a change in the market that is corrected in a year or less) or long-term (by causing a change in the market that may last for many years). Events may affect one sector of the economy or a single stock, but may not have a significant impact on the overall market.

Large Company Investing Risk. The Fund invests in large companies from many sectors. In doing so, the Fund is not as sensitive to the movements of a single company’s stock or a single economic sector. However, during periods where alternative investments such as mid cap stocks, small cap stocks, bonds and money market instruments outperform large cap stocks, we expect the performance of the Fund to underperform other mutual funds that invest in these alternative categories.

Investment Style Risk. The S&P 500 Index is a capitalization weighted index, meaning companies are weighted based on their size. Thus, poor performance of the largest companies could result in negative performance of the index and the Fund.

3

Stock Futures Risk. Although the Fund’s primary risks are associated with changes in the stock market, there are other risks associated with the Fund. These risks generally apply to how well the Fund tracks the index. For example, the Fund invests in futures contracts to the extent that it holds cash in the portfolio. If these futures contracts do not track the index, the Fund’s performance relative to the index will change.

Bar Chart and Performance Table

The bar chart shows calendar year returns and the average annual total return table indicates risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. These figures assume that all distributions are reinvested. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results. Updated performance information may be obtained on our website www.sheltoncap.com or by calling 1-800-955-9988.

Best Quarter: 15.73% (Q2, 2009)
Worst Quarter: -21.58% (Q4, 2008)
Year to date performance as of 9/30/13: 19.49%
Date of inception: 4/20/92

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Return (for the period ended 12/31/12)

S&P 500 Index Fund	1 year	5 years	10 years
Return Before Taxes	15.54%	1.65%	6.95%
Return After Taxes on Distributions	14.91%	1.01%	6.32%
Return After Taxes on Distributions and Sale of Fund Shares	10.09%	1.00%	5.71%
S&P 500 Composite StockPrice Index1	15.99%	1.66%	7.10%

1	Reflects no deductions for sales charges, commissions, expenses or taxes. It is not possible to invest directly in an index.

Investment Advisor

Shelton Capital Management, a California Limited Partnership (the “Advisor”), serves as the investment advisor for the Fund.

Portfolio Manager

Stephen C. Rogers, Portfolio Manager and Chairman of the Funds, has been the Fund’s portfolio manager since 2003.

Purchase and Sale of Fund Shares

The Fund’s initial and subsequent investment minimums are as follows:

	Minimum Initial Investment	Minimum Subsequent Investment
Accounts with Automatic Investment Plan (“AIP”)*	$500	$100
All other Funds’ accounts	$1,000	$100

*	A minimum monthly contribution of $100 is required for AIP accounts. For additional information on our AIP program, see section titled “Automatic Investment Plan” in the Prospectus.

You may redeem all or a portion of your shares on any business day that the Funds are open for business by mail, by check, by exchange, by wire, by electronic funds transfer, by accessing our website (www.sheltoncap.com) or by telephone (800) 955-9988.

Taxes

Dividends and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4

S&P MIDCAP INDEX FUND
Ticker Symbol: SPMIX

Investment Objective

The Fund’s investment objective is to attempt to replicate the performance of medium-sized U.S. companies as measured by the S&P MidCap 400 Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Fund.

Shareholder Fees
(fee paid directly from your investment)
Sales and redemption charges	none
Annual Account fee	$10.00

Annual Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.40%
Distribution (12b-1) fees	none
Other expenses	0.24%
Total annual operating expenses	0.64%
Fee Waiver and/or Expense Reimbursement*	(0.06)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.58%

*
The Fund’s investment manager, Shelton Capital Management, has contractually agreed to reimburse expenses incurred by the Fund to the extent that total annual fund operating expenses exceed 0.58% until January 2, 2015. This agreement may only be terminated with the approval of the Board of Trustees of the Fund. Shelton Capital Management may be reimbursed for any foregone advisory fees or unreimbursed expenses within three fiscal years following a particular reduction or expense, but only to the extent the reimbursement does not cause the Fund to exceed applicable expense limits and the effect of the reimbursement is measured after all ordinary operating expenses are calculated. Any such reimbursement is subject to the review and approval of the Fund’s Board of Trustees.

Example of Expenses

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$69	$231	$406	$903

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 8% of the average value of its portfolio.

Principal Investment Strategies

The S&P MidCap Index includes the common stocks of 400 medium-sized U.S. companies from a broad range of industries. Standard & Poor’s, the company that maintains the index, makes all determinations regarding the inclusion of stocks in the index. Each stock is weighted in proportion to its total market value.

The Fund is passively managed. It invests primarily in the stocks that make up the S&P MidCap Index so that the weighting of each stock in the portfolio approximates the index. The Manager’s goal is to maintain a return correlation of at least .95 to the S&P MidCap Index (a return correlation of 1.0 is perfect). Under normal market conditions, it is the Fund’s policy to invest at least 80% of its total assets (which includes the amount of any borrowings for investment purposes) in the underlying stocks of the index. The MidCap Index is a well-known stock market index that includes common stocks of companies representing approximately 8.10% of the total market index as measured by the S&P Composite 1500. As of December 3, 2013, companies included in the MidCap Index range from $908 million to $11.74 billion in market capitalization. The median market capitalization of the stocks in the MidCap Index is approximately $3.59 billion.

The Fund may invest in futures contracts in an attempt to minimize the performance variation between the Fund and the index. This performance gap occurs because, unlike the index, the Fund must pay operating expenses and contend with the flow of cash in and out of the portfolio. While the Manager expects the Fund’s performance to closely represent the index, the Fund will generally underperform the index.

Principal Risks

Market Exposure Risk. The Fund is primarily invested in the U.S. stock market and is designed to passively track the performance of the mid cap sector. In an attempt to accurately track the performance of the S&P MidCap 400 Index, the Fund does not intend to take steps to reduce its market exposure in any market.

Stock Market Risk. The chance that stock prices overall will decline. The Fund’s target index may, at times, become focused in stocks of a particular sector, category or group of companies, which could cause the Fund to underperform the overall stock market.

Economic and Political Risks. The impact of positive or negative economic and political events could be short-term (by causing a change in the market that is corrected in a year or less) or long-term (by causing a change in the market that may last for many years). Events may affect one sector of the economy or a single stock, but may not have a significant impact on the overall market.

Medium Company Investing Risk. The Fund invests in medium-sized companies from many sectors. In doing so, the Fund is not as sensitive to the movements of a single company’s stock or a single economic sector. However, during periods where alternative investments such as large cap stocks, small cap stocks, bonds and money market instruments out-perform mid cap stocks, we expect the performance of the Fund to underperform other mutual funds that invest in these alternative categories.

5

Investment Style Risk. The S&P MidCap Index is a capitalization weighted index, meaning companies are weighted based on their size. Thus, poor performance of the largest of these medium sized companies could result in negative performance of the index and the Fund.

Stock Futures Risk. Although the Fund’s primary risks are associated with changes in the stock market, there are other risks associated with the Fund. These risks generally apply to how well the Fund tracks the index. For example, the Fund invests in futures contracts to the extent that it holds cash in the portfolio. If these futures contracts do not track the index, the Fund’s performance relative to the index will change.

Bar Chart and Performance Table

The bar chart shows calendar year returns and the average annual total return table indicates risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index These figures assume that all distributions are reinvested. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results. Updated performance information may be obtained on our website www.sheltoncap.com or by calling 1-800-955-9988.

Best Quarter: 19.39% (Q3, 2009)
Worst Quarter: -25.56% (Q4, 2008)
Year to date performance as of 9/30/13: 23.23%
Date of inception: 4/20/92

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Return (for the period ended 12/31/12)

S&P MidCap Index Fund	1 year	5 years	10 years
Return Before Taxes	16.91%	4.54%	9.88%
Return After Taxes on Distributions	15.48%	3.75%	8.94%
Return After Taxes on Distributions and Sale of Fund Shares	12.26%	3.60%	8.46%
S&P MidCap 400 Index1	17.86%	5.14%	10.52%

1	Reflects no deductions for sales charges, commissions, expenses or taxes. It is not possible to invest directly in an index..

Investment Advisor

Shelton Capital Management, a California Limited Partnership (the “Advisor”), serves as the investment advisor for the Fund.

Portfolio Manager

Stephen C. Rogers, Portfolio Manager and Chairman of the Funds, has been the Fund’s portfolio manager since 2003.

Purchase and Sale of Fund Shares

The Fund’s initial and subsequent investment minimums are as follows:

	Minimum Initial Investment	Minimum Subsequent Investment
Accounts with Automatic Investment Plan (“AIP”)*	$500	$100
All other Funds’ accounts	$1,000	$100

*	A minimum monthly contribution of $100 is required for AIP accounts. For additional information on our AIP program, see section titled “Automatic Investment Plan” in the Prospectus.

You may redeem all or a portion of your shares on any business day that the Funds are open for business by mail, by check, by exchange, by wire, by electronic funds transfer, by accessing our website (www.sheltoncap.com) or by telephone (800) 955-9988.

Taxes

Dividends and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

6

S&P SMALLCAP INDEX FUND
Ticker Symbol: SMCIX

Investment Objective

The Fund’s investment objective is to attempt to replicate the performance of small-sized U.S. companies as measured by the S&P SmallCap 600 Stock Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Fund.

Shareholder Fees
(fee paid directly from your investment)
Sales and redemption charges	none

Annual Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.50%
Distribution (12b-1) fees	none
Other expenses	0.39%
Total annual operating expenses	0.89%
Fee Waiver and/or Expense Reimbursement*	(0.15)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.74%

A $10 account fee may be charged to accounts with a balance of less than $10,000.

*
The Fund’s investment manager, Shelton Capital Management, has contractually agreed to reimburse expenses incurred by the Fund to the extent that total annual fund operating expenses exceed 0.74% until January 2, 2015. This agreement may only be terminated with the approval of the Board of Trustees of the Fund. Shelton Capital Management may be reimbursed for any foregone advisory fees or unreimbursed expenses within three fiscal years following a particular reduction or expense, but only to the extent the reimbursement does not cause the Fund to exceed applicable expense limits and the effect of the reimbursement is measured after all ordinary operating expenses are calculated. Any such reimbursement is subject to the review and approval of the Fund’s Board of Trustees.

Example of Expenses

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$76	$269	$478	$1,082

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.

Principal Investment Strategies

The S&P SmallCap 600 Index includes common stocks of 600 small U.S. companies from a broad range of industries. Standard & Poor’s, the company that maintains the index, makes all determinations regarding the inclusion of stocks in the index. Each stock is weighted in proportion to its total market value.

The Fund is passively managed. It invests primarily in the stocks that make up the S&P SmallCap 600 Index so that the weighting of each stock in the portfolio approximates the index. The Manager’s goal is to maintain a return correlation of at least .95 to the S&P SmallCap 600 Index (a return correlation of 1.0 is perfect). Under normal market conditions, it is the Fund’s policy to invest at least 80% of its total assets (which includes the amount of any borrowings for investment purposes) in the underlying stocks. The SmallCap Index is a well-known stock market index that includes common stocks of companies representing approximately 3.90% of the total market index as measured by the S&P Composite 1500. As of December 3, 2013, companies included in the SmallCap Index range from $125 million to $4.43 billion in market capitalization. The median market capitalization of the stocks in the SmallCap Index is approximately $1.03 billion.

The Fund may invest in futures contracts in an attempt to minimize the performance variation between the Fund and the index. This performance gap occurs because, unlike the index, the Fund must pay operating expenses and contend with the flow of cash in and out of the portfolio. While the Manager expects the Fund’s performance to closely represent the index, the Fund will generally underperform the index.

Principal Risks

Market Exposure Risk. The Fund is primarily invested in the U.S. stock market and is designed to passively track the performance of the small cap sector. In an attempt to accurately track the performance of the S&P SmallCap 600 Index, the Fund does not intend to take steps to reduce its market exposure in any market.

Stock Market Risk. The chance that stock prices overall will decline. The Fund’s target index may, at times, become focused in stocks of a particular sector, category or group of companies, which could cause the Fund to underperform the overall stock market.

Economic and Political Risks. The impact of positive or negative economic and political events could be short-term (by causing a change in the market that is corrected in a year or less) or long-term (by causing a change in the market that lasts for many years). Events may affect one sector of the economy or a single stock, but may not have a significant impact on the overall market.

Small Company Investing Risk. The Fund invests in small-sized companies from many sectors. In doing so, the Fund is not as sensitive to the movements of a single company’s stock or a single economic sector. However, during periods where alternative investments such as large cap stocks, mid cap stocks, bonds and money market instruments outperform small cap stocks, we expect the performance of the Fund to underperform other mutual funds that invest in these alternative categories.

7

Investment Style Risk. The S&P SmallCap 600 Index is a capitalization weighted index, meaning companies are weighted based on their size. Thus, poor performance of the largest of these small sized companies could result in negative performance of the index and the Fund.

Stock Futures Risk. Although the Fund’s primary risks are associated with changes in the stock market, there are other risks associated with the Fund. These risks generally apply to how well the Fund tracks the index. For example, the Fund invests in futures contracts to the extent that it holds cash in the portfolio. If these futures contracts do not track the index, the Fund’s performance relative to the index will change.

Bar Chart and Performance Table

The bar chart shows calendar year returns and the average annual total return table indicates risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. These figures assume that all distributions are reinvested. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results. Updated performance information may be obtained on our website www.sheltoncap.com or by calling 1-800-955-9988.

Best Quarter: 19.63% (Q2, 2009)
Worst Quarter: -25.47% (Q4, 2008)
Year to date performance as of 9/30/13: 27.88%
Date of inception: 10/2/96

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Return (for the period ended 12/31/12)

S&P SmallCap Index Fund	1 year	5 years	10 years
Return Before Taxes	17.05%	4.83%	9.99%
Return After Taxes on Distributions	16.70%	3.87%	8.87%
Return After Taxes on Distributions and Sale of Fund Shares	11.08%	3.76%	8.49%
S&P SmallCap 600 Index1	16.32%	5.13%	10.45%

1	Reflects no deductions for sales charges, commissions, expenses or taxes. It is not possible to invest directly in an index.

Investment Advisor

Shelton Capital Management, a California Limited Partnership (the “Advisor”), serves as the investment advisor for the Fund.

Portfolio Manager

Stephen C. Rogers, Portfolio Manager and Chairman of the Funds, has been the Fund’s portfolio manager since 2003.

Purchase and Sale of Fund Shares

The Fund’s initial and subsequent investment minimums are as follows:

	Minimum Initial Investment	Minimum Subsequent Investment
Accounts with Automatic Investment Plan (“AIP”)*	$500	$100
All other Funds’ accounts	$1,000	$100

*	A minimum monthly contribution of $100 is required for AIP accounts. For additional information on our AIP program, see section titled “Automatic Investment Plan” in the Prospectus.

You may redeem all or a portion of your shares on any business day that the Funds are open for business by mail, by check, by exchange, by wire, by electronic funds transfer, by access our website (www.sheltoncap.com) or by telephone (800) 955-9988.

Taxes

Dividends and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

8

SHELTON CORE VALUE FUND
Ticker Symbol: EQTIX

Investment Objective

The Fund’s investment objective is to achieve a high level of income and capital appreciation (when consistent with high income) by investing primarily in income-producing U.S. equity securities.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Fund.

Shareholder Fees
(fee paid directly from your investment)
Sales and redemption charges	none

Annual Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.50%
Distribution (12b-1) fees	none
Other expenses	0.34%
Total Annual Fund Operating Expense	0.84%

A $10 account fee may be charged to accounts with a balance of less than $10,000.

Example of Expenses

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$86	$268	$466	$1,037

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 5% of the average value of its portfolio.

Principal Investment Strategies

In order to meet its investment objectives the Fund invests primarily in U.S. equity securities which generate a relatively high level of dividend income (relative to other equities in the same industry) and have potential for capital appreciation. These securities will generally be stocks of medium and large U.S. corporations. It is the Fund’s policy that under normal market conditions it will invest at least 80% of its total assets (which includes the amount of any borrowings for investment purposes) in common stocks.

The Fund’s manager seeks to purchase equity securities for the Fund’s portfolio consistent with the Fund’s investment objectives, such as when the manager believes such securities have income producing potential, a potential for capital appreciation or value potential. The Fund’s manager generally will consider selling equity securities from the Fund’s portfolio when the manager believes that such securities are no longer consistent with the Fund’s investment objectives, other securities appear to offer more compelling opportunities, to meet redemption requests and in other circumstances that the manager deems appropriate consistent with the Fund’s investment objectives.

Although the Fund will attempt to invest as much of its assets as is practical in income-producing stocks, the Fund may maintain a reasonable (up to 20%) position in US Treasury bills and money market instruments to meet redemption requests and other liquidity needs.

The Fund may invest in stock futures contracts when the Manager wants to keep the net assets of the fund fully invested in the equity markets but is holding some treasury bills or money market instruments in the portfolio. Utilizing futures allows the Manager to maintain a high percentage of the portfolio in the market while maintaining cash for liquidity needs.

Principal Risks

The Fund is subject to several risks, any of which could cause the Fund to lose money. The principal risks include:

Stock Market Risk. The stock market goes up and down every day. As with any investment whose performance is linked to these markets, the value of an investment in the Fund will change. During a declining stock market, an investment in this Fund would lose money.

Economic and Political Events Risks. Many factors will affect the performance of the stock market. Two major factors are economic and political events. The impact of positive or negative events could be short-term (by causing a change in the market that is corrected in a year or less) or long-term (by causing a change in the market that may last for many years). Events may affect one sector of the economy or a single stock, but may not have a significant impact on the overall market.

Sector Risks. The Fund is primarily invested in U.S. value stocks and is designed to provide a dividend yield as well as potential for capital appreciation. At times the Fund may hold a concentrated position in the banking and financial sector, therefore the Funds’ performance may be significantly impacted by the performance of this sector.

Large and Medium-Sized Company Risks and Value Investing Risks. The Fund invests in large and medium-sized companies from many sectors. In doing so, the Fund is not as sensitive to the movements of a single company’s stock or a single economic sector. However, during periods where alternative investments such as growth stocks, small cap stocks, bonds and money market instruments outperform value stocks, we expect the performance of the Fund to underperform other mutual funds that invest in these alternative categories.

9

Stock Futures Risk. The Fund’s primary risks are associated with changes in the stock market, however, there are other risks associated with the Fund. For example, the Fund may invest in futures contracts to the extent that it holds cash in the portfolio. If these futures contracts owned by the Fund do not perform well, the Fund’s performance will be impacted.

Option/Put Risk. The Fund’s option strategy may limit the upside performance of any position for which a call is sold and may increase costs when puts are purchased. When selling a call, the Fund is effectively selling upside stock performance in exchange for immediate cash flow. In markets where a stock position goes up dramatically, this could cause the Fund to under-perform its benchmark and the equity markets in general. When buying a put, the Fund is spending premium to protect the downward movement of the value of a position in the Fund’s portfolio. In the event the value of the position went up during the life of the put option, the option would expire worthless and the Fund will have lost the premium paid.

All mutual funds take investment risk. Therefore, it is possible to lose money by investing in the Fund.

Bar Chart and Performance Table

The bar chart shows calendar year returns and the average annual total return table indicates risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. These figures assume that all distributions are reinvested. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results. Updated performance information may be obtained on our website www.sheltoncap.com or by calling 1-800-955-9988.

Best Quarter: 18.63% (Q2, 2009)
Worst Quarter: -20.02% (Q4, 2008)
Year to date performance as of 9/30/13: 20.58%
Date of inception: 9/4/96

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Return (for the period ended 12/31/12)

Shelton Core Value Fund	1 year	5 years	10 years
Return Before Taxes	12.16%	3.31%	7.99%
Return After Taxes on Distributions	11.44%	2.71%	7.26%
Return After Taxes on Distributions and Sale of Fund Shares	7.90%	2.46%	6.65%
S&P/Citigroup Value Index1	17.75%	(0.11)%	7.06%
S&P 500 Composite Stock Price Index1	15.99%	1.66%	7.10%

1	Reflects no deductions for sales charges, commissions, expenses or taxes. It is not possible to invest directly in an index.

Investment Advisor

Shelton Capital Management, a California Limited Partnership (the “Advisor”), serves as the investment advisor for the Fund.

Portfolio Manager

Stephen C. Rogers, Portfolio Manager and Chairman of the Funds, has been the Fund’s portfolio manager since 2003.

Purchase and Sale of Fund Shares

The Fund’s initial and subsequent investment minimums are as follows:

	Minimum Initial Investment	Minimum Subsequent Investment
Accounts with Automatic Investment Plan (“AIP”)*	$500	$100
All other Funds’ accounts	$1,000	$100

*	A minimum monthly contribution of $100 is required for AIP accounts. For additional information on our AIP program, see section titled “Automatic Investment Plan” in the Prospectus.

You may redeem all or a portion of your shares on any business day that the Funds are open for business by mail, by check, by exchange, by wire, by electronic funds transfer, by accessing our website (www.sheltoncap.com) or by telephone (800) 955-9988.

Taxes

Dividends and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

10

NASDAQ-100 INDEX FUND
Ticker Symbol: NASDX

Investment Objective

The Fund’s investment objective is to attempt to replicate the performance of the largest non-financial companies as measured by the Nasdaq-100 Index®.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Fund.

Shareholder Fees
(fee paid directly from your investment)
Sales and redemption charges	none

Annual Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.50%
Distribution (12b-1) fees	none
Other expenses	0.33%
Total annual operating expenses	0.83%
Fee Waiver and/or Expense Reimbursement*	(0.34)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.49%

A $10 account fee may be charged to accounts with a balance of less than $10,000.

*
The Fund’s investment manager, Shelton Capital Management, has contractually agreed to reimburse expenses incurred by the Fund to the extent that total annual fund operating expenses exceed 0.49% until January 2, 2015. This agreement may only be terminated with the approval of the Board of Trustees of the Fund. Shelton Capital Management may be reimbursed for any foregone advisory fees or unreimbursed expenses within three fiscal years following a particular reduction or expense, but only to the extent the reimbursement does not cause the Fund to exceed applicable expense limits and the effect of the reimbursement is measured after all ordinary operating expenses are calculated. Any such reimbursement is subject to the review and approval of the Fund’s Board of Trustees.

Example of Expenses

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$50	$231	$427	$994

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 13% of the average value of its portfolio.

Principal Investment Strategies

The Fund is managed passively in that the Manager is seeking to replicate the performance of the Nasdaq-100 Index®. To do this, the Fund invests primarily in the stocks comprising this index. The Fund will attempt to buy stocks so that the holdings in the portfolio approximate those of the Nasdaq-100 Index®. The Manager’s goal is to maintain a return correlation of at least 0.95 to the Nasdaq100 Index® (a return correlation of 1.0 is perfect). Under normal market conditions, it is the Fund’s policy to invest at least 80% of its total assets (which includes the amount of any borrowings for investment purposes) in the stocks comprising the index.

The Fund may invest in securities issued by other investment companies if those companies invest in securities consistent with the Fund’s investment objective and policies. Companies included in The Nasdaq-100 Stock Index range from $4.25 billion to $509.54 billion in market capitalization as of December 3, 2013. The majority of portfolio transactions in the Fund (other than those made in response to shareholder activity) will be made to adjust the Fund’s portfolio to track the Index or to reflect occasional changes in the Index’s composition.

The Fund may invest in futures contracts. The Fund generally maintains some short-term securities and cash equivalents in the portfolio to meet redemptions and needs for liquidity. The Manager will typically buy futures contracts so that the market value of the futures contracts is as close to the cash balance as possible. This helps minimize the tracking error of the Fund.

Principal Risks

Market Exposure Risk. The Fund primarily invests in U.S. stocks and is designed to track the overall performance of the Nasdaq-100 Index®. In an attempt to accurately represent the Index, the Fund will typically not take steps to reduce its market exposure so that in a declining market, the Manager will not take steps to minimize the exposure of the Fund.

Economic and Political Risks. These effects may be short-term by causing a change in the market that is corrected in a year or less; or they may have long-term impacts which may cause changes in the market that may last for many years. Some factors may affect changes in one sector of the economy or one stock, but don’t have an impact on the overall market. The particular sector of the economy or the individual stock may be affected for a short or long-term.

Investment Style Risk. The Fund invests in the largest, non-financial companies that are traded on the Nasdaq Stock Market. They may comprise various sectors of the economy, but are currently concentrated in the technology sector. During periods in which the Nasdaq-100 Index underperform alternative investments such as bond, money market and alternative stock sectors, the Manager expects the Fund to underperform other mutual funds that invest in these alternative categories.

Concentration Risk. The Nasdaq-100 Index is subject to concentration risk. First, it is a modified-capitalization weighted index, meaning that except for some modifications, companies are weighted based on their size. Thus, poor performance of the largest companies within the index could result in negative performance of the index and the Fund. Additionally, the significant concentration of technology stocks makes the Fund’s performance particularly sensitive to this specific sector. Negative performance in the technology sector will result in negative fund performance.

11

Other Investment Company Investing Risk. To the extent the Fund invests in securities issued by other investment companies, the Fund, as a shareholder in another investment company, bears its ratable share of that investment company’s expenses, including advisory and administration fees, resulting in an additional layer of management fees and expenses for Fund shareholders.

Bar Chart and Performance Table

The bar chart shows calendar year returns and the average annual total return table indicates risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. These figures assume that all distributions are reinvested. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results. Updated performance information may be obtained on our website www.sheltoncap.com or by calling 1-800-955-9988.

Best Quarter: 21.04% (Q1, 2012)
Worst Quarter: -23.81% (Q4, 2008)
Year to date performance as of 9/30/13:22.64%
Date of inception: 1/18/00

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Return (for the period ended 12/31/12)

Nasdaq-100 Index Fund	1 year	5 years	10 years
Return Before Taxes	18.53%	5.78%	10.74%
Return After Taxes on Distributions	18.28%	5.75%	10.65%
Return After Taxes on Distributions and Sale of Fund Shares	12.04%	5.00%	9.57%
Nasdaq-100 Index1	18.33%	5.90%	11.13%

1	Reflects no deductions for sales charges, commissions, expenses or taxes. It is not possible to invest directly in an index.

Investment Adviser

Shelton Capital Management, a California Limited Partnership (the “Advisor”), serves as the investment advisor for the Fund.

Portfolio Manager

Stephen C. Rogers, Portfolio Manager and Chairman of the Funds, has been the Fund’s portfolio manager since 2003.

Purchase and Sale of Fund Shares

The Fund’s initial and subsequent investment minimums are as follows:

	Minimum Initial Investment	Minimum Subsequent Investment
Accounts with Automatic Investment Plan (“AIP”)*	$500	$100
All other Funds’ accounts	$1,000	$100

*	A minimum monthly contribution of $100 is required for AIP accounts. For additional information on our AIP program, see section titled “Automatic Investment Plan” in the Prospectus.

You may redeem all or a portion of your shares on any business day that the Funds are open for business by mail, by check, by exchange, by wire, by electronic funds transfer, by accessing our website (www.sheltoncap.com) or by telephone (800) 955-9988.

Taxes

Dividends and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

12

EUROPEAN GROWTH & INCOME FUND
Ticker Symbol: EUGIX

Investment Objective

The Fund’s investment objective is to provide long-term capital appreciation and income by investing in large-sized European companies.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Fund.

Shareholder Fees
(fee paid directly from your investment)
Sales and redemption charges	none

Annual Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.85%
Distribution (12b-1) fees	none
Other expenses	0.53%
Total annual operating expenses	1.38%
Fee Waiver and/or Expense Reimbursement*	(0.38)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.00%

A $10 account fee may be charged to accounts with a balance of less than $10,000.

*
The Fund’s investment manager, Shelton Capital Management, has contractually agreed to reimburse expenses incurred by the Fund to the extent that total annual fund operating expenses exceed 1.00% until January 2, 2015. This agreement may only be terminated with the approval of the Board of Trustees of the Fund. Shelton Capital Management may be reimbursed for any foregone advisory fees or unreimbursed expenses within three fiscal years following a particular reduction or expense, but only to the extent the reimbursement does not cause the Fund to exceed applicable expense limits and the effect of the reimbursement is measured after all ordinary operating expenses are calculated. Any such reimbursement is subject to the review and approval of the Fund’s Board of Trustees.

Example of Expenses

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$102	$400	$719	$1,624

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 3% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to invest primarily in the sponsored and non-sponsored ADRs stocks of large-sized companies located in Europe. In selecting securities, the Fund attempts to use the Dow Jones European STOXX 50 Index as a target portfolio and a basis for selecting investments. Most companies considered for the Fund will have market capitalizations of at least $10 billion (U.S. dollars).

The Fund invests principally using sponsored and non-sponsored American Depository Receipts, commonly referred to as ADRs. ADRs are traded on U.S. stock exchanges and are available for some, but not all, securities that make up the target portfolio. If a company that is in the target portfolio does not have an ADR available on a U.S. exchange or if, in the Manager’s opinion, the Fund is better served, the Manager will invest in ADRs of other companies that the Manager believes best serve the Fund and its investors.

The Fund is not considered an index fund because it will not attempt to precisely track the performance or invest in securities that make up the Dow Jones European STOXX 50 Index. However, similar to index funds, the Fund will generally remain fully invested and its performance will track the Dow Jones European STOXX 50 Index to the extent that the Fund is successful in investing in the companies that make up the index. Additionally, the Manager will attempt to minimize portfolio turnover.

Under normal market conditions, it is the Fund’s policy to invest 80% of its total assets (which includes the amount of any borrowings for investment purposes) in ADRs of companies located in Europe. The Manager may elect to purchase futures contracts and/or options to attempt to remain fully invested in the markets. This percentage of futures held in the portfolio will typically not exceed the cash (or cash equivalents) balance of the Fund.

Principal Risks

Stock Market Risk. The stock markets go up and down every day. As with any investment whose performance is linked to these markets, the value of your investment in the Fund will fluctuate. If the Fund’s value drops during the period in which you hold the Fund, you could lose money.

Foreign Investment Risk. Although the Fund principally invests in ADRs which are traded in U.S. denominations on U.S. stock markets, there is still some underlying foreign investment risk. For example, because foreign companies operate differently than U.S. companies, the Fund may encounter risks not typically associated with those of U.S. companies. For instance, foreign companies are not subject to the same accounting, auditing, and financial reporting standards and procedures as required from U.S. companies; and their stocks may not be as liquid as the stocks of similar U.S. companies. In addition, foreign stock exchanges, brokers, and companies generally have less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively impact the return of the Fund.

Country Risk. When investing in an international fund such as this Fund, there is always country risk, which is the chance that a country’s economy will be hurt by political troubles, financial problems, or natural disasters.

13

Currency Risk. There is also currency risk which is the chance that returns will be hurt by a rise in the value of one currency against the value of another.

Liquidity Risk. There is also liquidity risk with ADRs, some of which may have a low daily trading volume. In the event the Fund is forced to liquidate its holdings of an ADR with limited trading volume, it is likely that the Fund would be forced to sell the ADR at a price lower than what it might otherwise receive.

Bar Chart and Performance Table

The bar chart shows calendar year returns and the average annual total return table indicates risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. These figures assume that all distributions are reinvested. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results. Updated performance information may be obtained on our website www.sheltoncap.com or by calling 1-800-955-9988.

Best Quarter: 23.71% (Q2, 2009)
Worst Quarter: -23.16% (Q3, 2011)
Year to date performance as of 9/30/13: 12.97%
Date of inception: 1/18/00

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Return (for the period ended 12/31/12)

European Growth & Income Fund	1 year	5 years	10 years
Return Before Taxes	15.64%	(4.67)%	6.32%
Return After Taxes on Distributions	14.42%	(5.61)%	5.43%
Return After Taxes on Distributions and Sale of Fund Shares	10.09%	(4.45)%	5.01%
Dow Jones European Stoxx 50 Index1	14.74%	(5.48)%	6.38%

1	Reflects no deductions for sales charges, commissions, expenses or taxes. It is not possible to invest directly in an index.

Investment Adviser

Shelton Capital Management, a California Limited Partnership (the “Advisor”), serves as the investment advisor for the Fund.

Portfolio Manager

Stephen C. Rogers, Portfolio Manager and Chairman of the Funds, has been the Fund’s portfolio manager since 2003.

Purchase and Sale of Fund Shares

The Fund’s initial and subsequent investment minimums are as follows:

	Minimum Initial Investment	Minimum Subsequent Investment
Accounts with Automatic Investment Plan (“AIP”)*	$500	$100
All other Funds’ accounts	$1,000	$100

*	A minimum monthly contribution of $100 is required for AIP accounts. For additional information on our AIP program, see section titled “Automatic Investment Plan” in the Prospectus.

You may redeem all or a portion of your shares on any business day that the Funds are open for business by mail, by check, by exchange, by wire, by electronic funds transfer, by accessing our website (www.sheltoncap.com) or by telephone (800) 955-9988.

Taxes

Dividends and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

14

U.S. GOVERNMENT SECURITIES FUND
Ticker Symbol: CAUSX

Investment Objective

The Fund’s investment objective is to seek liquidity, safety from credit risk and as high a level of income as is consistent with these objectives.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Fund.

Shareholder Fees
(fee paid directly from your investment)
Sales and redemption charges	none

Annual Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.50%
Distribution (12b-1) fees	none
Other expenses	0.36%
Total annual operating expenses	0.86%
Fee Waiver and/or Expense Reimbursement*	(0.12)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.74%

A $10 account fee may be charged to accounts with a balance of less than $10,000.

*
The Fund’s investment manager, Shelton Capital Management, has contractually agreed to reimburse expenses incurred by the Fund to the extent that total annual fund operating expenses exceed 0.74% until January 2, 2015. This agreement may only be terminated with the approval of the Board of Trustees of the Fund. Shelton Capital Management may be reimbursed for any foregone advisory fees or unreimbursed expenses within three fiscal years following a particular reduction or expense, but only to the extent the reimbursement does not cause the Fund to exceed applicable expense limits and the effect of the reimbursement is measured after all ordinary operating expenses are calculated. Any such reimbursement is subject to the review and approval of the Fund’s Board of Trustees.

Example of Expenses

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$76	$266	$465	$1,050

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 6% of the average value of its portfolio.

Principal Investment Strategies

In order to meet its investment objective, the Fund invests primarily in high-quality bonds whose interest is guaranteed by the full faith and credit of the United States government and its agencies or instrumentalities.

The government securities in which the Fund invests primarily include U.S. Treasury Securities and Government National Mortgage Association (GNMA) Certificates. Under normal market conditions, it is the Fund’s policy to invest at least 80% of its total assets (which includes the amount of any borrowings for investment purposes) in securities issued by the U.S. government and its agencies and instrumentalities.

The Fund invests in intermediate and long-term fixed income securities. While the Fund is not limited to any duration, the Fund’s manager generally seeks to target the Fund’s dollar weighted average portfolio duration in a range between three to twelve years. During periods where alternative investments such as stocks and money market instruments outperform bonds, the Fund’s manager expects the performance of the Fund to underperform other mutual funds that invest in these alternative strategies.

The Fund’s manager seeks to purchase securities for the Fund’s portfolio consistent with the Fund’s investment objectives, such as when the manager believes such securities will provide the best balance between risk and return within the Fund’s range of allowable investments. Generally, the manager selects a balance between U.S. Treasury bonds and GNMA pass-through securities in an attempt to maximize the overall performance of the Fund. The Fund’s manager generally will consider selling such securities from the Fund’s portfolio when the manager believes that such securities are no longer consistent with the Fund’s investment objective, when altering the duration of the fund or the balance or investments among treasuries and GNMAs to meet redemption requests and in other circumstances that the manager deems appropriate consistent with the Fund’s investment objective.

Principal Risks

The Fund is subject to several risks, any of which could cause the Fund to lose money. The principal risks include:

Interest Rate Risk. The chance that bond prices overall will decline over short and long-term periods due to rising interest rates. This is the primary risk of this Fund.

Income Risk. The chance that declining interest rates will reduce the amount of income paid by the Fund over long periods of time.

Call Risk. The chance that during declining interest rates, the bond issuer will call or prepay a high-yielding bond before the bond’s maturity date. This would force the Fund to purchase lower yielding bonds which would reduce the income generated from the portfolio and could potentially result in capital gains paid out by the Fund.

Prepayment Risk is similar to call risk. In the case of GNMA securities, payments to the Fund are based on payments from the underlying mortgages. During periods where homeowners refinance their mortgages, these securities are paid off and the Fund may have to reinvest the principal in lower yielding securities. This would reduce the income generated from the portfolio.

15

Management Risk. The chance that poor security selection will cause the Fund to underperform other mutual funds with similar investment objectives.

All mutual funds take investment risk. Therefore, it is possible to lose money by investing in the Fund.

Bar Chart and Performance Table

The bar chart shows calendar year returns and the average annual total return table indicates risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. These figures assume that all distributions are reinvested. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results. Updated performance information may be obtained on our website www.sheltoncap.com or by calling 1-800-955-9988.

Best Quarter: 5.45% (Q2, 2010)
Worst Quarter: -5.07% (Q2, 2009)
Year to date performance as of 9/30/13: -2.01%
Date of inception: 12/4/85

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Return (for the period ended 12/31/12)

U.S. Government Securities Fund	1 year	5 years	10 years
Return Before Taxes	0.75%	3.38%	3.38%
Return After Taxes on Distributions	0.13%	2.44%	2.20%
Return After Taxes on Distributions and Sale of Fund Shares	0.49%	2.33%	2.19%
Barclays GNMA Index1	2.43%	6.02%	5.19%
Barclays Treasury Index1	1.98%	5.39%	4.75%

1	Reflects no deductions for sales charges, commissions, expenses or taxes. It is not possible to invest directly in an index.

Investment Adviser

Shelton Capital Management, a California Limited Partnership (the “Advisor”), serves as the investment advisor for the Fund.

Portfolio Managers

William Mock, lead Portfolio Manager and Treasurer of the Fund, has been the Fund’s portfolio manager since 2010.

Stephen C. Rogers, co-Portfolio Manager and Chairman of the Funds, has been the Fund’s co-portfolio manager since 2003.

Purchase and Sale of Fund Shares

The Fund’s initial and subsequent investment minimums are as follows:

	Minimum Initial Investment	Minimum Subsequent Investment
Accounts with Automatic Investment Plan (“AIP”)*	$500	$100
All other Funds’ accounts	$1,000	$100

*	A minimum monthly contribution of $100 is required for AIP accounts. For additional information on our AIP program, see section titled “Automatic Investment Plan” in the Prospectus.

You may redeem all or a portion of your shares on any business day that the Funds are open for business by mail, by check, by exchange, by wire, by electronic funds transfer, by accessing our website (www.sheltoncap.com) or by telephone (800) 955-9988.

Taxes

Dividends and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

16

SHORT-TERM U.S. GOVERNMENT BOND FUND
Ticker Symbol: STUSX

Investment Objective

The Fund’s investment objective is to seek liquidity, safety from credit risk, preservation of investors principal and as high a level of income as is consistent with these objectives.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Fund.

Shareholder Fees
(fee paid directly from your investment)
Sales and redemption charges	none

Annual Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.50%
Distribution (12b-1) fees	none
Other expenses	0.57%
Total annual operating expenses	1.07%
Fee Waiver and/or Expense Reimbursement*	(0.48)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.59%

A $10 account fee may be charged to accounts with a balance of less than $10,000.

*
The Fund’s investment manager, Shelton Capital Management, has contractually agreed to reimburse expenses incurred by the Fund to the extent that total annual fund operating expenses exceed 0.59% until January 2, 2015. This agreement may only be terminated with the approval of the Board of Trustees of the Fund. Shelton Capital Management may be reimbursed for any foregone advisory fees or unreimbursed expenses within three fiscal years following a particular reduction or expense, but only to the extent the reimbursement does not cause the Fund to exceed applicable expense limits and the effect of the reimbursement is measured after all ordinary operating expenses are calculated. Any such reimbursement is subject to the review and approval of the Fund’s Board of Trustees.

Example of Expenses

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$60	$293	$544	$1,262

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 50% of the average value of its portfolio.

Principal Investment Strategies

The Fund typically invests in short and intermediate-term fixed income securities whose principal and interest are backed by the full faith and credit of the U.S. Federal Government and its agencies or instrumentalities. The Manager will invest at least 80% of the Fund’s assets (which includes the amount of any borrowings for investment purposes) in securities issued by the U.S. government and its agencies or instrumentalities. In addition, the Manager may invest in higher yielding securities which are not backed by the full faith and credit of the U.S. Federal Government. The Fund intends to maintain an average duration between 0 and 3 years in an effort to reduce share price volatility. The Fund’s manager generally will consider selling fixed income securities from the Fund’s portfolio when the manager believes that such securities are no longer consistent with the Fund’s investment objectives, other securities appear to offer more compelling opportunities, to meet redemption requests and in other circumstances that the manager deems appropriate consistent with the Fund’s investment objectives.

Principal Risks

This Fund tends to be conservative in nature. However, it is subject to several risks, any of which could cause the Fund to lose money. These include:

Interest rate Risk. The chance that bond prices overall will decline over short and long-term periods due to rising interest rates.

Income Risk. The chance that declining interest rates will reduce the amount of income paid by the Fund. Income risk is generally moderate for short and intermediate-term bonds.

Call Risk. The chance that during declining interest rates, the bond issuer will call or prepay a high-yielding bond before the bond’s maturity date. This would force the Fund to purchase lower yielding bonds which would reduce the income generated from the portfolio and could potentially result in capital gains paid out by the Fund.

Prepayment Risk is similar to call risk. In the case of GNMA securities, payments to the Fund are based on payments from the underlying mortgages. During periods where homeowners refinance their mortgages, these securities are paid off and the Fund may have to reinvest the principal in lower yielding securities. This would reduce the income generated from the portfolio.

Management Risk. The chance that the Manager’s security selection strategy may cause the Fund to underperform other mutual funds with similar investment objectives.

17

Bar Chart and Performance Table

The bar chart shows calendar year returns and the average annual total return table indicates risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. These figures assume that all distributions are reinvested. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results. Updated performance information may be obtained on our website www.sheltoncap.com or by calling 1-800-955-9988.

Best Quarter: 2.80% (Q1, 2008)
Worst Quarter: -0.96% (Q2, 2008)
Year to date performance as of 9/30/13: -0.20%
Date of inception: 1/18/00

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Return (for the period ended 12/31/12)

Short-Term U.S. Government Bond Fund	1 year	5 years	10 years
Return Before Taxes	(0.23)%	1.66%	2.05%
Return After Taxes on Distributions	(0.38)%	1.19%	1.36%
Return After Taxes on Distributions and Sale of Fund Shares	(0.14)%	1.16%	1.35%
Barclays 1-3 yr. Treasury Index1	0.43%	2.34%	2.73%

1	Reflects no deductions for sales charges, commissions, expenses or taxes. It is not possible to invest directly in an index.

Investment Adviser

Shelton Capital Management, a California Limited Partnership (the “Advisor”), serves as the investment advisor for the Fund.

Portfolio Managers

William Mock, lead Portfolio Manager and Treasurer of the Fund, has been the Fund’s portfolio manager since 2010.

Stephen C. Rogers, co-Portfolio Manager and Chairman of the Funds, has been the Fund’s co-portfolio manager since 2003.

Purchase and Sale of Fund Shares

The Fund’s initial and subsequent investment minimums are as follows:

	Minimum Initial Investment	Minimum Subsequent Investment
Accounts with Automatic Investment Plan (“AIP”)*	$500	$100
All other Funds’ accounts	$1,000	$100

*	A minimum monthly contribution of $100 is required for AIP accounts. For additional information on our AIP program, see section titled “Automatic Investment Plan” in the Prospectus.

You may redeem all or a portion of your shares on any business day that the Funds are open for business by mail, by check, by exchange, by wire, by electronic funds transfer, by accessing our website (www.sheltoncap.com) or by telephone (800) 955-9988.

Taxes

Dividends and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

18

THE UNITED STATES TREASURY TRUST
Ticker Symbol: UTSXX

Investment Objective

The Fund’s investment objective is to seek high current income exempt from state income taxes while maintaining a stable net asset value of $1.00 per share.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Fund.

Shareholder Fees
(fee paid directly from your investment)
Sales and redemption charges	none

Annual Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.50%
Distribution (12b-1) fees	none
Other expenses	0.26%
Total annual operating expenses	0.76%
Fee Waiver and/or Expense Reimbursement*	(0.23)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.53%

A $24 annual account fee is charged to accounts with a balance of less than $10,000.

*
The Fund’s investment manager, Shelton Capital Management, has contractually agreed to reimburse expenses incurred by the Fund to the extent that total annual fund operating expenses exceed 0.53% until January 2, 2015. This agreement may only be terminated with the approval of the Board of Trustees of the Fund. Shelton Capital Management may be reimbursed for any foregone advisory fees or unreimbursed expenses within three fiscal years following a particular reduction or expense, but only to the extent the reimbursement does not cause the Fund to exceed applicable expense limits and the effect of the reimbursement is measured after all ordinary operating expenses are calculated. Any such reimbursement is subject to the review and approval of the Fund’s Board of Trustees.

Example of Expenses

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$54	$220	$400	$921

Principal Investment Strategies

The Fund primarily invests its assets in high-quality, short-term Treasury bills whose interest is guaranteed by the full faith and credit of the United States government. The Fund generally buys only securities that have a maturity of less than 397 days, such that the fund’s weighted average maturity does not exceed the rule 2A-7 requirements, currently 60 days. Under normal market conditions, it is the Fund’s policy to invest at least 80% of its total assets (which includes the amount of any borrowings for investment purposes) in securities issued by the U.S. government, but as a general rule the percentage is much higher.

Principal Risks

The Fund is subject to some risks which could cause the Fund to lose money. It is important to remember that this Fund is not a FDIC-insured money market account. The risks include:

Interest rate Risk. The chance that short-term security prices overall, will decline due to rising interest rates. In an extreme case, a short-term movement could potentially change the Fund’s share price to something other than the $1.00 target.

Income Risk. The chance that declining interest rates will reduce the amount of income paid by the Fund.

Management Risk. The chance that poor security selection will cause the Fund to underperform other mutual funds with similar investment objectives.

The securities that the Fund holds are backed by the full faith and credit of the United States federal government and are those that the Manager believes do not represent credit risk to the Fund. It is important to note that the U.S. government backs the securities held by the Fund, but not the Fund itself.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Fund seeks to preserve the $1.00 per share price, it is possible to lose money by investing in the Fund.

19

Bar Chart and Performance Table

The bar chart shows calendar year returns and the average annual total return table indicates risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. These figures assume that all distributions are reinvested. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results. Updated performance information may be obtained on our website www.sheltoncap.com or by calling 1-800-955-9988.

Best Quarter: 1.15% (Q4, 2006)
Worst Quarter: 0.00% (Q4, 2011)
Year to date performance as of 9/30/13: 0.00%
Date of inception: 4/26/89

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Return (for the period ended 12/31/12)

	1 year	5 years	10 years
The United States Treasury Trust	0.00%	0.24%	1.36%

Seven-day yield as of 12/31/12: 0.00%

To obtain a current 7-day yield for the Fund call toll-free 1-800-955-9988.

Investment Advisor

Shelton Capital Management, a California Limited Partnership (the “Advisor”), serves as the investment advisor for the Fund.

Portfolio Managers

William Mock, lead Portfolio Manager and Treasurer of the Fund, has been the Fund’s portfolio manager since 2010.

Stephen C. Rogers, co-Portfolio Manager and Chairman of the Funds, has been the Fund’s co-portfolio manager since 2003.

Purchase and Sale of Fund Shares

The Fund’s initial and subsequent investment minimums are as follows:

	Minimum Initial Investment	Minimum Subsequent Investment
Accounts with Automatic Investment Plan (“AIP”)*	$500	$100
All other Funds’ accounts	$1,000	$100

*	A minimum monthly contribution of $100 is required for AIP accounts. For additional information on our AIP program, see section titled “Automatic Investment Plan” in the Prospectus.

You may redeem all or a portion of your shares on any business day that the Funds are open for business by mail, by check, by exchange, by wire, by electronic funds transfer, by accessing our website (www.sheltoncap.com) or by telephone (800) 955-9988.

Taxes

Fund distributions may be taxed as ordinary income or capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account, although dividends paid by the fund from income earned on U.S. Treasury securities are exempt from state and local taxes in most states.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

20

Investment Objectives, Principal Strategies and Risks

California Tax-Free Income Fund – The California Tax-Free Income Fund seeks to achieve high current tax-free income for California residents. The California Tax-Free Income Fund seeks as high a level of income, exempt from regular federal and California personal income taxes, as is consistent with prudent investment management and safety of capital. The Fund invests in intermediate and long-term municipal bonds.

The Manager invests in municipal bonds issued by the State of California and various municipalities located within California. Generally, these bonds are rated in one of the four highest ratings categories (investment grade) by an independent rating organization currently Standard & Poor’s, Moody’s and Fitch. In some cases, securities are not rated by independent agencies. The Manager will generally purchase an unrated security only if it believes the security is of similar quality to an investment-grade issue. Generally, the interest on municipal bonds is not subject to federal and California personal income taxes. Under normal market conditions, it is the Fund’s fundamental policy to invest at least 80% of its total assets (which includes the amount of any borrowings for investment purposes) in municipal bonds from within the state of California, but as a general rule the percentage will be much higher. The Fund’s duration typically ranges from four to twelve years. Although the Fund is not prevented from doing so, the Manager seeks to invest primarily in non-AMT (bonds that pay interest not subject to federal alternative minimum tax (“AMT”)). The Manager attempts to select securities that it believes will provide the best balance between risk and return within the Fund’s range of allowable investments. The Fund is actively managed for total return. In managing the portfolio, a number of factors are considered including general market and economic conditions and their likely effects on the level and term-structure of interest rates, yield spreads among securities, and the credit type and quality of the issuer. Tax-free income to shareholders is achieved through the purchase of municipal bonds that are not subject to federal and California personal income taxes. Generally, income represents the greatest portion of return over time, the total return from a municipal security includes both income and price losses and gains. The Fund’s manager generally will consider selling fixed income securities from the Fund’s portfolio when the manager believes that such securities are no longer consistent with the Fund ’s investment objectives, other securities appear to offer more compelling opportunities, to meet redemption requests and in other circumstances that the manager deems appropriate consistent with the Fund’s investment objectives. Therefore, changes in the rating of a security will not necessary result in the sale of that security.

The Fund is subject to several risks, any of which could cause the Fund to lose money. The Fund is considered non-diversified which means it may invest a large percentage of its assets in the securities of a particular issuer as compared with other types of mutual funds. Accordingly, a chance exists that the Fund’s performance may be hurt disproportionately by poor performance of a relatively few number of securities or by factors that impact a relatively small number of issuers. The principal risks include:

Interest Rate Risk. The risk an increase in interest rates will cause debt securities held by a Fund to decline in value, and thereby lower a Fund’s value and the overall return on your investment. The magnitude of this decrease is often greater for longer-term fixed income securities than shorter-term securities.

Income Risk. The income you earn from a Fund may decline due to declining interest rates. This is because, in a falling interest rate environment, a Fund generally will have to invest the proceeds from sales of Fund shares, as well as the proceeds from maturing portfolio securities (or portfolio securities that have been called, see “Call Risk” below), in lower-yielding securities.

Call Risk. The chance that during declining interest rates, the bond issuer will call or prepay a high-yielding bond before the bond’s maturity date. This would force the Fund to purchase lower yielding bonds which would reduce the income generated from the portfolio and could potentially result in capital gains paid out by the Fund.

Management Risk. The risk a Fund’s performance will reflect in part the Advisor’s ability to implement its investment strategy and make investment decisions which are suited to achieving a Fund’s investment objective. A strategy used by the investment management team may fail to produce the intended results. A Fund could underperform its benchmark or other mutual funds with similar investment objectives.

Credit Risk. The issuer of a debt security or a guarantor of a security held by a Fund or counterparty to a transaction may default on its payment obligations or experience a decline in credit quality. Generally, the lower the credit rating of a security, issuer, guarantor or counterparty, the higher the degree of risk as to the payment of interest and return of principal. Also, a downgrade in the credit quality of a security or its issuer or guarantor may cause the security to decline in value and could affect the bond’s liquidity and make it more difficult for a Fund to sell. When a Fund purchases unrated securities, it will depend on the Advisor’s analysis of credit risk without the assessment of an independent rating organization, such as Moody’s or Standard & Poor’s. There is always the risk that the Advisor’s analysis of creditworthiness is incorrect or may change due to market conditions.

State-Specific Risk. Since the Fund only invests in issuers in the state of California, it is exposed to economic and political developments in California that negatively impact the issuers and lacks the geographic diversification of multi-state funds that will tend to mitigate the impact of regional economic downturns.

Bankruptcy Risk is the risk that an issuer seeks protection under bankruptcy laws. In such a circumstance, the principal value of the bond would be expected to decline.

S&P 500 Index Fund – The S&P 500 Index Fund seeks to replicate the total return of the U.S. stock market as measured by the S&P 500 Composite Stock Price Index. The S&P 500 Index Fund is a diversified mutual fund that seeks to provide investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor’s 500 Composite Stock Price Index.

The S&P 500 Index includes the common stocks of 500 leading U.S. companies from a broad range of industries. Standard & Poor’s, the company that maintains the index, makes all determinations regarding the inclusion of stocks in the index. Each stock is weighted in proportion to its total market value. The Fund is passively managed. It invests primarily in the stocks that make up the index so that the weighting of each stock in the portfolio approximates the index. The Manager’s goal is to maintain a return correlation of at least .95 to the S&P 500 Index (a return correlation of 1.0 is perfect). Under normal market conditions, it is the Fund’s policy to invest at least 80% of its total assets (which includes the amount of any borrowings for investment purposes) in the underlying stocks of the index. The Fund may invest in futures contracts in an attempt to minimize the performance variation between the Fund and the index. This performance gap occurs because, unlike the index, the Fund must pay operating expenses and contend with the flow of

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cash in and out of the portfolio. While the Manager expects the Fund’s performance to closely represent the index, the Fund will generally underperform the index.

Stock Market Risk. The stock market goes up and down every day. As with any investment whose performance is linked to these markets, the value of an investment in the Fund will change. During a declining stock market, an investment in this Fund would lose money.

Market Exposure Risk. The Fund is primarily invested in the U.S. stock market and is designed to passively track the performance of the large cap sector. In an attempt to accurately track the performance of the S&P 500 Index, the Fund does not intend to take steps to reduce its market exposure in any market.

Economic and Political Risks. The impact of positive or negative economic and political events could be short-term (by causing a change in the market that is corrected in a year or less) or long-term (by causing a change in the market that may last for many years). Events may affect one sector of the economy or a single stock, but may not have a significant impact on the overall market.

Large Company Investing and Investment Style Risk. The Fund invests in large companies from many sectors. In doing so, the Fund is not as sensitive to the movements of a single company’s stock or a single economic sector. However, during periods where investment alternatives such as mid cap stocks, small cap stocks, bonds and money market instruments outperform large cap stocks, we expect the performance of the Fund to underperform other mutual funds that invest in these alternatives. The S&P 500 Index is a capitalization weighted index, meaning companies are weighted based on their size. Thus, poor performance of the largest companies could result in negative performance of the index and the Fund.

Stock Futures Risk. Although the Fund’s primary risks are associated with changes in the stock market, there are other risks associated with the Fund. These risks generally apply to how well the Fund tracks the index. For example, the Fund invests in futures contracts to the extent that it holds cash in the portfolio. If these futures contracts do not track the index, the Fund’s performance relative to the index will change.

S&P MidCap Index Fund – The S&P MidCap Index Fund seeks to replicate the performance of medium-sized U.S. companies as measured by the S&P MidCap 400 Index. The S&P MidCap Index Fund is a diversified mutual fund that seeks to provide investment results that correspond to the total return of publicly traded common stocks of medium-size domestic companies, as represented by the S&P MidCap 400 Index.

The S&P MidCap Index includes the common stocks of 400 medium-sized U.S. companies from a broad range of industries. Standard & Poor’s, the company that maintains the index, makes all determinations regarding the inclusion of stocks in the index. Each stock is weighted in proportion to its total market value. The Fund is passively managed. It invests primarily in the stocks that make up the S&P MidCap Index so that the weighting of each stock in the portfolio approximates the index. The Manager’s goal is to maintain a return correlation of at least .95 to the S&P MidCap Index (a return correlation of 1.0 is perfect). Under normal market conditions, it is the Fund’s policy to invest at least 80% of its total assets (which includes the amount of any borrowings for investment purposes) in the underlying stocks of the index. The Fund may invest in futures contracts in an attempt to minimize the performance variation between the Fund and the index. This performance gap occurs because, unlike the index, the Fund must pay operating expenses and contend with the flow of cash in and out of the portfolio. While the Manager expects the Fund’s performance to closely represent the index, the Fund will generally underperform the index.

Stock Market Risk. The stock market goes up and down every day. As with any investment whose performance is linked to these markets, the value of an investment in the Fund will change. During a declining stock market, an investment in this Fund would lose money.

Market Exposure Risk. The Fund is primarily invested in the U.S. stock market and is designed to passively track the performance of the mid cap sector. In an attempt to accurately track the performance of the S&P MidCap 400 Index, the Fund does not intend to take steps to reduce its market exposure in any market.

Economic and Political Risks. The impact of positive or negative economic and political events could be short-term (by causing a change in the market that is corrected in a year or less) or long-term (by causing a change in the market that may last for many years). Events may affect one sector of the economy or a single stock, but may not have a significant impact on the overall market.

Medium-Sized Company Investing and Investment Style Risks. The Fund invests in medium-sized companies from many sectors. In doing so, the Fund is not as sensitive to the movements of a single company’s stock or a single economic sector. However, during periods where investment alternatives such as large cap stocks, small cap stocks, bonds and money market instruments out-perform midcap stocks, we expect the performance of the Fund to underperform other mutual funds that invest in these alternatives. The S&P MidCap Index is a capitalization weighted index, meaning companies are weighted based on their size. Thus, poor performance of the largest of these medium sized companies could result in negative performance of the index and the Fund.

Stock Futures Risk. Although the Fund’s primary risks are associated with changes in the stock market, there are other risks associated with the Fund. These risks generally apply to how well the Fund tracks the index. For example, the Fund invests in futures contracts to the extent that it holds cash in the portfolio. If these futures contracts do not track the index, the Fund’s performance relative to the index will change.

S&P SmallCap Index Fund – The S&P SmallCap Index Fund seeks to replicate the performance of small-sized U.S. companies as measured by the S&P SmallCap 600 Stock Index. The S&P SmallCap Index Fund is a diversified mutual fund that seeks to provide investment results that correspond to the total return of publicly traded common stocks of small-sized companies, as represented by the S&P SmallCap 600 Index.

The S&P SmallCap 600 Index includes common stocks of 600 small U.S. companies from a broad range of industries. Standard & Poor’s, the company that maintains the index, makes all determinations regarding the inclusion of stocks in the index. Each stock is weighted in proportion to its total market value. The Fund is passively managed. It invests primarily in the stocks that make up the S&P SmallCap 600 Index so that the weighting of each stock in the portfolio approximates the index. The Manager’s goal is to maintain a return correlation of at least .95 to the S&P SmallCap 600 Index (a return correlation of 1.0 is perfect). Under normal market conditions, it is the Fund’s policy to invest at least 80% of its total assets (which includes the amount of any borrowings for investment purposes) in the underlying stocks. The Fund may invest in futures contracts in an attempt to minimize the performance variation between the Fund and the index. This performance gap occurs because, unlike the index, the Fund must pay operating expenses and contend with the flow of cash in and out of the portfolio. While the Manager expects the Fund’s performance to closely represent the index, the Fund will generally underperform the index.

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Stock Market Risk. The stock market goes up and down every day. As with any investment whose performance is linked to these markets, the value of an investment in the Fund will change. During a declining stock market, an investment in this Fund would lose money.

Market Exposure Risk. The Fund is primarily invested in the U.S. stock market and is designed to passively track the performance of the small cap sector. In an attempt to accurately track the performance of the S&P SmallCap 600 Index, the Fund does not intend to take steps to reduce its market exposure in any market. Many factors will affect the performance of the stock market.

Economic and Political Risks. The impact of positive or negative economic and political events could be short-term (by causing a change in the market that is corrected in a year or less) or long-term (by causing a change in the market that lasts for many years). Events may affect one sector of the economy or a single stock, but may not have a significant impact on the overall market.

Small Company Investing and Investment Style Risks. The Fund invests in small-sized companies from many sectors. In doing so, the Fund is not as sensitive to the movements of a single company’s stock or a single economic sector. However, during periods where investment alternatives such as large cap stocks, mid cap stocks, bonds and money market instruments outperform small cap stocks, we expect the performance of the Fund to underperform other mutual funds that invest in these alternatives. The S&P SmallCap 600 Index is a capitalization weighted index, meaning companies are weighted based on their size. Thus, poor performance of the largest of these small sized companies could result in negative performance of the index and the Fund.

Stock Futures Risk. Although the Fund’s primary risks are associated with changes in the stock market, there are other risks associated with the Fund. These risks generally apply to how well the Fund tracks the index. For example, the Fund invests in futures contracts to the extent that it holds cash in the portfolio. If these futures contracts do not track the index, the Fund’s performance relative to the index will change.

Shelton Core Value Fund – The Shelton Core Value Fund seeks to achieve a high level of income and capital appreciation (when consistent with high income) by investing primarily in income-producing U.S. equity securities. The Shelton Core Value Fund is a diversified mutual fund that seeks a high level of current income by investing primarily in income producing equity securities. As a secondary objective, the Fund will also consider the potential for price appreciation when consistent with seeking current income.

In order to meet its investment objectives, the Fund invests primarily in U.S. equity securities which generate a relatively high level of dividend income (relative to other equities in the same industry) and have potential for capital appreciation. These securities will generally be stocks of medium and large U.S. corporations. It is the Fund’s policy that under normal market conditions it will invest at least 80% of its total assets (which includes the amount of any borrowings for investment purposes) in common stocks. The Fund’s manager seeks to purchase equity securities for the Fund’s portfolio consistent with the Fund’s investment objectives, such as when the manager believes such securities have income producing potential, a potential for capital appreciation or value potential. The Fund’s manager generally will consider selling equity securities from the Fund’s portfolio when the manager believes that such securities are no longer consistent with the Fund’s investment objectives, other securities appear to offer more compelling opportunities, or to meet redemption requests and in other circumstances that the manager deems appropriate consistent with the Fund’s investment objectives. Although the Fund will attempt to invest as much of its assets as is practical in income-producing stocks, the Fund may maintain a reasonable (up to 20%) position in US Treasury bills and money market instruments to meet redemption requests and other liquidity needs. The Fund may invest in stock futures contracts when the Manager wants to keep the net assets of the fund fully invested in the equity markets but is holding some treasury bills or money market instruments in the portfolio. Utilizing futures allows the Manager to maintain a high percentage of the portfolio in the market while maintaining cash for liquidity needs.

The Fund’s option strategy may limit the upside performance of any position for which a call is sold and may increase costs when puts are purchased. When selling a call, the Fund is effectively selling upside stock performance in exchange for immediate cash flow. In markets where a stock position goes up dramatically, this could cause the Fund to under-perform its benchmark and the equity markets in general. When buying a put, the Fund is spending premium to protect the downward movement of the value of a position in the Fund’s portfolio. In the event the value of the position went up during the life of the put option, the option would expire worthless and the Fund will have lost the premium paid.

The Fund may buy or sell options in an effort to generate additional cash flow above and beyond the dividends paid by the stocks or hedge the portfolio from potential losses. A call option is a right for the buyer to purchase the stock from the Fund at a predetermined price. When the Fund sells a call option, the Fund is paid cash and the buyer of the option may exercise the right to purchase the stock at a fixed price over the life of the option. The Fund may do this in order to generate additional cash flow for one or more positions in the portfolio beyond the current dividend yield. A put option is the right to sell a stock to the seller at a predetermined price. When the Fund buys a put option, it pays the seller for the write to sell a stock at a predetermined price. The Fund may do this in order to protect the value of one or more positions in the portfolio. While there is no assurance that a strategy will work as planned, option strategies used by the Fund will generally be used in an effort to reduce the risk exposure of the Fund’s portfolio.

While there are several factors impacting option values, typically, the higher the share price relative to the strike price of the option and the longer the life of the option, the higher the call premium paid to the Fund.

The Fund is subject to several risks, any of which could cause the Fund to lose money. The principal risks include:

Stock Market Risk. The stock market goes up and down every day. As with any investment whose performance is linked to these markets, the value of an investment in the Fund will change. During a declining stock market, an investment in this Fund would lose money.

Economic and Political Events Risks. Many factors will affect the performance of the stock market. Two major factors are economic and political events. The impact of positive or negative events could be short-term (by causing a change in the market that is corrected in a year or less) or long-term (by causing a change in the market that may last for many years). Events may affect one sector of the economy or a single stock, but may not have a significant impact on the overall market.

Sector Risks. The Fund is primarily invested in U.S. value stocks and is designed to provide a dividend yield as well as potential for capital appreciation. At times the Fund may hold a concentrated position in the banking and financial sector, therefore the Funds’ performance may be significantly impacted by the performance of this sector.

Large and Medium-Sized Company Risks and Value Investing Risks. The Fund invests in large and medium-sized companies from many sectors. In doing so, the Fund is not as sensitive to the movements of a single company’s stock or a single economic sector. However, during periods where alternative

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investments such as growth stocks, small cap stocks, bonds and money market instruments outperform value stocks, we expect the performance of the Fund to underperform other mutual funds that invest in these alternative categories.

Stock Futures Risk. The Fund’s primary risks are associated with changes in the stock market, however, there are other risks associated with the Fund. For example, the Fund may invest in futures contracts to the extent that it holds cash in the portfolio. If these futures contracts owned by the Fund do not perform well, the Fund’s performance will be impacted. Under normal circumstances the Fund may follow a number of investment policies to achieve its objective. The Fund may invest in stock futures. Losses involving futures can sometimes be substantial in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss for the Fund. In an effort to minimize this risk, the Fund will not use futures for speculative purposes or as leverage. It is the Fund’s policy to hold cash deposits equal or greater than the total market value of any futures position. The value of all futures and options contracts in which the Fund acquires an interest will not exceed 20% of current total assets.

Option/Put Risk. The Fund’s option strategy may limit the upside performance of any position for which a call is sold and may increase costs when puts are purchased. When selling a call, the Fund is effectively selling upside stock performance in exchange for immediate cash flow. In markets where a stock position goes up dramatically, this could cause the Fund to under-perform its benchmark and the equity markets in general. When buying a put, the Fund is spending premium to protect the downward movement of the value of a position in the Fund’s portfolio. In the event the value of the position went up during the life of the put option, the option would expire worthless and the Fund will have lost the premium paid.

All mutual funds take investment risk. Therefore, it is possible to lose money by investing in the Fund.

Nasdaq-100 Index Fund – The Nasdaq-100 Index Fund seeks to replicate the performance of the largest non-financial companies as measured by the Nasdaq-100 Index®.

The Fund is managed passively in that the Manager is seeking to replicate the performance of the Nasdaq-100 Index®. To do this, the Fund invests primarily in the stocks comprising this index. The Fund will attempt to buy stocks so that the holdings in the portfolio approximate those of the Nasdaq-100 Index®. The Manager’s goal is to maintain a return correlation of at least 0.95 to the Nasdaq-100 Index® (a return correlation of 1.0 is perfect). Under normal market conditions, it is the Fund’s policy to invest at least 80% of its total assets (which includes the amount of any borrowings for investment purposes) in the stocks comprising the index. The Fund may invest in securities issued by other investment companies if those companies invest in securities consistent with the Fund’s investment objective and policies. The majority of portfolio transactions in the Fund (other than those made in response to shareholder activity) will be made to adjust the Fund’s portfolio to track the Index or to reflect occasional changes in the Index’s composition. The Fund may invest in futures contracts. The Fund generally maintains some short-term securities and cash equivalents in the portfolio to meet redemptions and needs for liquidity. The Manager will typically buy futures contracts so that the market value of the futures contracts is as close to the cash balance as possible. This helps minimize the tracking error of the Fund.

Stock Market Risk. The stock markets go up and down every day. As with any investment whose performance is linked to these markets, the value of your investment in the Fund will fluctuate. If the Fund’s value drops during the period in which you hold the Fund, you could lose money.

Market Exposure Risk. The Fund primarily invests in U.S. stocks and is designed to track the overall performance of the Nasdaq-100 Index®. In an attempt to accurately represent the Index, the Fund will typically not take steps to reduce its market exposure so that in a declining market, the Manager will not take steps to minimize the exposure of the Fund.

Economic and Political Risks. These risks effect may be short-term by causing a change in the market that is corrected in a year or less; or they may have long-term impacts which may cause changes in the market that may last for many years. Some factors may affect changes in one sector of the economy or one stock, but don’t have an impact on the overall market. The particular sector of the economy or the individual stock may be affected for a short or long-term.

Investment Style Risk. The Fund invests in the largest, non-financial companies that are traded on the Nasdaq Stock Market. They may comprise various sectors of the economy, but are currently concentrated in the technology sector. During periods in which the Nasdaq-100 Index underperforms alternative investments such as bond, money market and alternative stock sectors, the Manager expects the Fund to underperform other mutual funds that invest in these alternative categories.

Concentration Risk. The Nasdaq-100 Index is subject to concentration risk. First, it is a modified-capitalization weighted index, meaning that except for some modifications; companies are weighted based on their size. Thus, poor performance of the largest companies within the index could result in negative performance of the index and the Fund. Additionally, the significant concentration of technology stocks makes the Fund’s performance particularly sensitive to this specific sector. Negative performance in the technology sector will result in negative fund performance.

Other Investment Company Investment Risk. To the extent the Fund invests in securities issued by other investment companies, the Fund, as a shareholder in another investment company, bears its ratable share of that investment company’s expenses, including advisory and administration fees, resulting in an additional layer of management fees and expenses for Fund shareholders.

Stock Futures Risk. The Fund’s primary risks are associated with changes in the stock market, however, there are other risks associated with the Fund. These risks generally apply to how well the Fund tracks the index. For example, the Fund invests in futures contracts to the extent that it holds cash in the portfolio. If the futures contracts owned by the Fund do not track the index, the Fund’s performance relative to the index will change. Some mutual funds are able to lend portfolio securities in order to offset expenses. The Fund does not expect to engage in this strategy; however, in the event that it did, there is a slight risk that this practice could negatively impact the net assets value of the Fund.

European Growth & Income Fund – The European Growth & Income Fund seeks to provide long-term capital appreciation and income by investing in large-sized European companies.

The Fund seeks to invest primarily in the sponsored and non-sponsored ADRs stocks of large-sized companies located in Europe. In selecting securities, the Fund attempts to use the Dow Jones European STOXX 50 Index as a target portfolio and a basis for selecting investments. Most companies considered for the Fund will have market capitalizations of at least $10 billion (U.S. dollars). The Fund invests principally using sponsored and non-sponsored American Depository Receipts, commonly referred to as ADRs. ADRs are traded on U.S. stock exchanges and are available for some, but not all, securities that make up the target portfolio. If a company that is in the target portfolio does not have an ADR available on a U.S. exchange or if, in the Manager’s opinion, the Fund is better served, the Manager will invest in ADRs of other

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companies that the Manager believes best serve the Fund and its investors. The Fund is not considered an index fund because it will not invest in securities that make up the Dow Jones European STOXX 50 Index. However, similar to index funds, the Fund will generally remain fully invested and its performance will track the Dow Jones European STOXX 50 Index to the extent that the Fund is successful in investing in the companies that make up the index. Additionally, the Manager will attempt to minimize portfolio turnover. Under normal market conditions, it is the Fund’s policy to invest 80% of its total assets (which includes the amount of any borrowings for investment purposes) in ADRs of companies located in Europe. The Manager may elect to purchase futures contracts to attempt to remain fully invested in the markets. This percentage of futures held in the portfolio will typically not exceed the cash (or cash equivalents) balance of the Fund.

Stock Market Risk. The stock markets go up and down every day. As with any investment whose performance is linked to these markets, the value of your investment in the Fund will fluctuate. If the Fund’s value drops during the period in which you hold the Fund, you could lose money.

Foreign Investment Risk. Although the Fund principally invests in ADRs which are traded in U.S. denominations on U.S. stock markets, there is still some underlying foreign investment risk. For example, because foreign companies operate differently than U.S. companies, the Fund may encounter risks not typically associated with those of U.S. companies. For instance, foreign companies are not subject to the same accounting, auditing, and financial reporting standards and procedures as required of U.S. companies, and their stocks may not be as liquid as the stocks of similar U.S. companies. In addition, foreign stock exchanges, brokers, and companies generally have less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively impact the return of the Fund.

Country Risk. When investing in an international fund such as this Fund, there is always country risk, which is the chance that a country’s economy will be hurt by political troubles, financial problems, or natural disasters.

Currency Risk. There is also currency risk which is the chance that returns will be hurt by a rise in the value of one currency against the value of another.

Liquidity Risk. There is also liquidity risk with ADRs, some of which may have a low daily trading volume. In the event the Fund is forced to liquidate its holdings of an ADR with limited trading volume, it is likely that the Fund would be forced to sell the ADR at a price lower than what it might otherwise receive.

Income Risk. There is a risk that the dividend policies of the companies that comprise the Dow Jones European STOXX 50 may change and the Fund’s ability to produce income may be negatively impacted. Under normal circumstances the Fund may follow a number of investment policies to achieve its objective.

Stock Futures Risk. The Fund may invest in futures contracts and options. Losses involving futures and options can sometimes be substantial, in part because a relatively small price movement in a futures contract or an option may result in an immediate and substantial loss for the Fund. In an effort to minimize this risk, the Fund will not use futures or options for speculative purposes or as leverage. It is the Fund’s policy to hold cash deposits equal to or greater than the total market value of any futures and/or options position. The value of all futures contracts and/or options in which the Fund acquires an interest will not exceed 20% of current total assets.

U.S. Government Securities Fund – The U.S. Government Securities Fund seeks liquidity, safety from credit risk and as high a level of income as is consistent with these objectives by investing in full faith and credit obligations of the U.S. government and its agencies or instrumentalities, primarily in U.S. Treasury securities and Government National Mortgage Association Certificates (“GNMA”).

In order to meet its investment objective, the Fund invests primarily in high-quality bonds whose interest is guaranteed by the full faith and credit of the United States government and its agencies or instrumentalities. The Fund invests in intermediate and long-term fixed income securities. While the Fund is not limited to any duration, the Fund’s manager generally seeks to target the Fund’s dollar weighted average portfolio duration in a range between three to twelve years. During periods where alternative investments such as stocks and money market instruments outperform bonds, the Fund’s manager expects the performance of the Fund to underperform other mutual funds that invest in these alternative strategies.

The Fund’s manager seeks to purchase securities for the Fund’s portfolio consistent with the Fund’s investment objectives, such as when the manager believes such securities will provide the best balance between risk and return within the Fund’s range of allowable investments. Generally, the manager selects a balance between U.S. Treasury bonds and GNMA pass-through securities in an attempt to maximize the overall performance of the Fund. The Fund’s manager generally will consider selling such securities from the Fund’s portfolio when the manager believes that such securities are no longer consistent with the Fund’s investment objective, to meet redemption requests and in other circumstances that the manager deems appropriate consistent with the Fund’s investment objective.

In managing the portfolio, a number of factors are considered including general market and economic conditions and their likely effects on the level and term-structure of interest rates, yield spreads, and mortgage prepayment rates on GNMA pass-through securities. While income is the most important part of return over time, the total return for a bond fund includes both income and price losses and gains. Under normal market conditions, it is the Fund’s policy to invest at least 80% of its total assets (which includes the amount of any borrowings for investment purposes) in securities issued by the U.S. government and its agencies or instrumentalities, but as a general rule the percentage will be much higher.

The Fund is subject to several risks, any of which could cause the Fund to lose money. The principal risks include:

Interest Rate Risk. the risk an increase in interest rates will cause debt securities held by a Fund to decline in value, and thereby lower a Fund’s value and the overall return on your investment. The magnitude of this decrease is often greater for longer-term fixed income securities than shorter-term securities.

Income Risk. the income you earn from a Fund may decline due to declining interest rates. This is because, in a falling interest rate environment, a Fund generally will have to invest the proceeds from sales of Fund shares, as well as the proceeds from maturing portfolio securities (or portfolio securities that have been called, see “Call Risk” below), in lower-yielding securities.

Call Risk. the chance that during declining interest rates, the bond issuer will call or prepay a high-yielding bond before the bond’s maturity date. This would force the Fund to purchase lower yielding bonds which would reduce the income generated from the portfolio and could potentially result in capital gains paid out by the Fund.

Prepayment and Extension Risk. The risk declining interest rates may compel borrowers to prepay mortgages and debt obligations underlying the securities owned by a Fund. The proceeds received by a Fund from prepayments will likely be reinvested at interest rates lower than the original investment, thus resulting in a reduction of income to a Fund. Likewise, rising interest rates could

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reduce prepayments and extend the life of securities with lower interest rates, which may increase the sensitivity of a Fund’s value to rising interest rates.

Management Risk. The risk a Fund’s performance will reflect in part the Advisor’s ability to implement its investment strategy and make investment decisions which are suited to achieving a Fund’s investment objective. A strategy used by the investment management team may fail to produce the intended results. A Fund could underperform its benchmark or other mutual funds with similar investment objectives.

U.S. Government Securities Risk. The U.S. Government agency securities in which the Fund usually invests include securities issued by the Government National Mortgage Association (“Ginnie Mae”). Securities issued by Ginnie Mae are backed by the full faith and credit of the U.S. Government. Other U.S. Government securities are supported only by the credit of the issuer or instrumentality. There is a risk that the U.S. government will not provide financial support to U.S. government agencies or instrumentalities if it is not obligated to do so by law.

All mutual funds take investment risk. Therefore, it is possible to lose money by investing in the Fund.

Short-Term U.S. Government Bond Fund – The Short-Term U.S. Government Bond Fund seeks liquidity, safety from credit risk, preservation of investors principal and as high a level of income as is consistent with these objectives by investing in mainly U.S. government securities. The Fund typically invests in short and intermediate-term fixed income securities whose principal and interest are backed by the full faith and credit of the U.S. Federal Government and its agencies or instrumentalities. The Manager will invest at least 80% of the Fund’s assets (which includes the amount of any borrowings for investment purposes) in securities issued by the U.S. government and its agencies or instrumentalities. In addition, the Manager may invest in higher yielding securities which are not backed by the full faith and credit of the U.S. Federal Government. The Fund intends to maintain an average duration between 0 and 3 years in an effort to reduce share price volatility. The Manager selects securities that it believes will provide the best balance between risk and return within the Fund’s range of allowable investments. The Manager’s investments will typically consist of full faith and credit obligations of the U.S. Federal Government and its agencies or instrumentalities, as well as other securities which the Manager believes will enhance the Fund’s total return. The Manager considers a number of factors, including general market and economic conditions, to balance the portfolio. While income is the most important part of return over time, the total return from a bond or note includes both income and price gains or losses. The Fund’s focus on income does not mean it invests only in the highest-yielding securities available, or that it can avoid losses of principal. The Fund’s manager generally will consider selling fixed income securities from the Fund’s portfolio when the manager believes that such securities are no longer consistent with the Fund’s investment objectives, other securities appear to offer more compelling opportunities, to meet redemption requests and in other circumstances that the manager deems appropriate consistent with the Fund’s investment objectives. This Fund tends to be conservative in nature. However, it is subject to several risks, any of which could cause the Fund to lose money. The principal risks include:

Interest Rate Risk. The risk an increase in interest rates will cause debt securities held by a Fund to decline in value, and thereby lower a Fund’s value and the overall return on your investment. The magnitude of this decrease is often greater for longer-term fixed income securities than shorter-term securities.

Income Risk. The income you earn from a Fund may decline due to declining interest rates. This is because, in a falling interest rate environment, a Fund generally will have to invest the proceeds from sales of Fund shares, as well as the proceeds from maturing portfolio securities (or portfolio securities that have been called, see “Call Risk” below), in lower-yielding securities.

Call Risk. The chance that during declining interest rates, the bond issuer will call or prepay a high-yielding bond before the bond’s maturity date. This would force the Fund to purchase lower yielding bonds which would reduce the income generated from the portfolio and could potentially result in capital gains paid out by the Fund.

Prepayment and Extension Risk. The risk declining interest rates may compel borrowers to prepay mortgages and debt obligations underlying the securities owned by a Fund. The proceeds received by a Fund from prepayments will likely be reinvested at interest rates lower than the original investment, thus resulting in a reduction of income to a Fund. Likewise, rising interest rates could reduce prepayments and extend the life of securities with lower interest rates, which may increase the sensitivity of a Fund’s value to rising interest rates.

Management Risk. The risk a Fund’s performance will reflect in part the Advisor’s ability to implement its investment strategy and make investment decisions which are suited to achieving a Fund’s investment objective. A strategy used by the investment management team may fail to produce the intended results. A Fund could underperform its benchmark or other mutual funds with similar investment objectives.

U.S. Government Securities Risk. The U.S. Government agency securities in which the Fund usually invests include securities issued by the Government National Mortgage Association (“Ginnie Mae”). Securities issued by Ginnie Mae are backed by the full faith and credit of the U.S. Government. Other U.S. Government securities are supported only by the credit of the issuer or instrumentality. There is a risk that the U.S. government will not provide financial support to U.S. government agencies or instrumentalities if it is not obligated to do so by law.

The United States Treasury Trust – The United States Treasury Trust seeks capital preservation, safety, liquidity, and, consistent with these objectives, the highest attainable current income exempt from state income taxes. The Fund will invest its assets only in short-term U.S. Treasury securities and its income will be exempt from California (and most other states) personal income taxes. The Fund primarily invests its assets in high-quality, short-term Treasury bills whose interest is guaranteed by the full faith and credit of the United States government. The Fund generally buys only securities that have a maturity of less than 397 days, such that the fund’s weighted average maturity does not exceed the rule 2A-7 requirements, which is currently 60 days. Under normal market conditions, it is the Fund’s policy to invest at least 80% of its total assets (which includes the amount of any borrowings for investment purposes) in securities issued by the U.S. government, but as a general rule the percentage is much higher. The Manager selects securities that it believes will attain the highest possible yield and maintain the $1.00 per share price. The Manager generally purchases only U.S Treasury bills, notes and bonds, but may invest in other securities from time to time. The Fund is subject to some risks which could cause the Fund to lose money. It is important to remember that this Fund is not a FDIC-insured money market account. The principal risks include:

Interest Rate Risk. The risk an increase in interest rates will cause debt securities held by a Fund to decline in value, and thereby lower a Fund’s value below the $1.00 NAV and the overall return on your investment. The magnitude of this decrease is often greater for longer-term fixed income securities than shorter-term securities.

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Income Risk. The income you earn from a Fund may decline due to declining interest rates. This is because, in a falling interest rate environment, a Fund generally will have to invest the proceeds from sales of Fund shares, as well as the proceeds from maturing portfolio securities, in lower-yielding securities.

Management Risk. The risk a Fund’s performance will reflect in part the Advisor’s ability to implement its investment strategy and make investment decisions which are suited to achieving a Fund’s investment objective. A strategy used by the investment management team may fail to produce the intended results. A Fund could underperform its benchmark or other mutual funds with similar investment objectives.

The securities that the Fund holds are backed by the full faith and credit of the United States federal government and are those that the Manager believes do not represent credit risk to the Fund. It is important to note that the U.S. government backs the securities held by the Fund, but not the Fund itself. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Fund seeks to preserve the $1.00 per share price, it is possible to lose money by investing in the Fund.

Management and Organization

Fund Management

The investment advisor for the Funds is Shelton Capital Management, A California Limited Partnership, 44 Montgomery Street, Suite 2100, San Francisco, CA 94104 (the “Advisor”). Shelton Capital Management manages $828 million in mutual fund assets as of August 31, 2013 and has been managing mutual funds since 1985. Shelton Capital Management is responsible for managing the portfolios and handling the administrative requirements of the Funds. As compensation for managing the portfolios, Shelton Capital Management receives a management fee from each Fund. For the fiscal year ended August 31, 2013, the fees, net of reimbursements, were 0.50% for the California Tax-Free Income Fund; 0.09% for the S&P 500 Index Fund; 0.33% for the S&P MidCap Index Fund; 0.35% for the S&P SmallCap Index Fund; 0.50% for the Shelton Core Value Fund; 0.38% for the U.S. Government Securities Fund; 0.00% for The United States Treasury Trust; 0.16% for the Nasdaq-100 Index Fund; 0.02% for the Short-Term U.S. Government Bond Fund; and 0.47% for the European Growth & Income Fund. A discussion regarding the basis for the Board’s approval of the investment advisory agreements for each Fund is available in the Fund’s semi-annual report for the period year ended February 28, 2013.

Stephen C. Rogers has been the portfolio manager for the S&P 500 Index Fund, S&P MidCap Index Fund, S&P SmallCap Index Fund, European Growth & Income Fund, Nasdaq-100 Index Fund and the Shelton Core Value Fund since 2003. Mr. Rogers is a member of the portfolio management team for the Bond Funds and the Money Market Funds. He joined Shelton Capital Management in 1993 and serves as Chief Executive Officer of Shelton Capital Management. Mr. Rogers graduated from the University of Iowa in 1988 and earned his MBA from the University of California at Berkeley in 2000.

William Mock is the lead portfolio manager of the management team for the California Tax-Free Income Fund, the U.S. Government Securities Fund, the Short-Term U.S. Government Bond Fund, and the United States Treasury Trust since 2010. He served as a portfolio manager for Shelton Capital Management from 2001 to 2003, managing the Short-Term U.S. Government Bond Fund. During this period he was also the Co-portfolio manager of the California Tax-Free Income Fund, the U.S. Government Securities Fund, and the United States Treasury Trust. He left the firm in 2003 to work for TKI Capital Management, a convertible arbitrage hedge fund, where he served as head Trader until 2006. In 2007, Mr. Mock rejoined an affiliate of Shelton Capital Management, ETSpreads in his current position. Prior to 2001, Mr. Mock gained investment and trading experience at Social Generale and Citibank, N.A. Mr. Mock earned a BS in engineering from Kansas State University and is an honors graduate of the University of Chicago Graduate School of Business MBA Program, with an emphasis in finance.

The statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Funds.

When referring to Bond Funds, we are discussing the California Tax-Free Income Fund, U.S. Government Securities Fund and the Short-Term U.S. Government Bond Fund. Our Stock Funds include the S&P 500 Index Fund, S&P MidCap Index Fund, S&P SmallCap Index Fund, European Growth & Income Fund, Nasdaq-100 Index Fund, the Shelton Green Alpha Fund and the Shelton Core Value Fund.

Additional Non-Principal Investment Related Risks

Portfolio Turnover

The Funds generally intend to purchase securities for long-term investments rather than short-term gains. However, a security may be held for a shorter than expected period of time if, among other things, the Manager needs to raise cash or feels that it is appropriate to do so. Portfolio holdings may also be sold sooner than anticipated due to unexpected changes in the markets. Buying and selling securities may involve incurring some expense to a fund, such as commissions paid to brokers and other transaction costs. By selling a security, a Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Generally speaking, the higher a Fund’s annual portfolio turnover, the greater its brokerage costs and the greater likelihood that it will realize taxable capital gains. Increased brokerage costs may affect a Fund’s performance. Also, unless you are a tax-exempt investor or you purchase shares through a tax-deferred account, the distributions of capital gains may affect your after-tax return. For some Funds, annual portfolio turnover of 100% or more is considered high.

Temporary Defensive Positions

In drastic market conditions, the Manager may sell all or some of a Fund’s securities and temporarily invest that Fund’s money in U.S. government securities or money market instruments backed by U.S. government securities, if it believes it is in the best interest of shareholders to do so. As of the date of this Prospectus, this has never happened; but if it were to occur, the investment goals of the relevant Funds may not be achieved.

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Valuation Risk

Some or all of the securities held by a Fund may be valued using “fair value” techniques, rather than market quotations, under the circumstances described in this Prospectus under “How Fund Shares Are Priced.” Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sales or closing prices. No assurance can be given that use of these fair value procedures will always best represent the price at which a Fund could sell the affected portfolio security or result in a more accurate net asset value per share of a Fund.

Risks of Frequent Trading in Fund Shares

Frequent trading of significant portions of a Fund’s shares may adversely affect Fund performance and therefore, the interests of long-term investors. Volatility in portfolio cash balances resulting from excessive purchases or sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management and make it difficult to implement long-term investment strategies. In particular, frequent trading of Fund shares may:

•	Cause a Fund to keep more assets in money market instruments or other very liquid holdings than it would otherwise like, causing the Fund to miss out on gains in a rising market, or

•	Force a Fund to sell some of its investments sooner than it would otherwise like in order to honor redemptions, and

•	Increase brokerage commissions and other portfolio transaction expenses if securities are constantly being bought and sold by the Fund as assets and move in and out.

To the extent any fund significantly invests in illiquid or restricted securities, such as high yield bonds or small-cap equity securities, because these securities are often infrequently traded, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities.

Procedures to Limit Short-Term Trading in Fund Shares

The Funds have adopted policies and procedures designed to discourage short-term trading. Although market-timing can take place in many forms, the Funds generally define a market-timing account as an account that habitually redeems or exchanges Fund shares in an effort to profit from short-term movements in the price of securities held by the Funds. The Funds and the Distributor do not accommodate such purchases and redemptions of the shares in the Funds by fund shareholders and have taken steps that each deems to be reasonable to discourage such activity. The Funds’ frequent trading policies and procedures seek to discourage frequent trading by monitoring purchase transactions into, and redemption or exchange transactions out of, a Fund, within certain periodic intervals and above certain dollar thresholds, requiring reporting of suspected transactions to the Board of Trustees of the Funds, communication with relevant shareholders or financial intermediaries and, as permitted under applicable law, restrictions on fund share transactions. The Fund reserves the right to reject any purchase order. While the Funds make efforts to identify and restrict frequent trading that could impact the management of a Fund, the Funds receive purchase and sales orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or by the use of combined or omnibus accounts by those intermediaries.

If a shareholder, in the opinion of a Fund, continues to attempt to use the Fund for market-timing strategies after being notified by the Fund or its agent, the account(s) of that shareholder will be closed to new purchases or exchanges of Fund shares.

Additionally, if any transaction is deemed to have the potential to adversely impact a Fund, the Fund reserves the right to, among other things:

•	Reject a purchase or exchange

•	Delay payment of immediate cash redemption proceeds for up to seven calendar days

•	Revoke a shareholder’s privilege to purchase Fund shares (including exchanges)

•	Limit the amount of any exchange

The restrictions above may not apply to shares held in omnibus accounts for which the Funds do not receive sufficient transactional detail to enforce such restrictions.

Disclosure of Portfolio Holdings

Shelton Funds (the “Trust”) will make the portfolio holdings of the Funds publicly available within sixty days from the end of each fiscal quarter. Shareholders will receive portfolio holdings information via annual and semi-annual reports, which will be mailed to shareholders and posted on the Funds’ web site. Additionally, a schedule of portfolio holdings will be filed with the Securities and Exchange Commission (the “SEC”), which provides public viewing via EDGAR, in accordance with the then current rules governing Form N-Q filings.

Portfolio holdings will be made available by the Trust’s Fund Accountant as of the month end, calendar quarter end, and fiscal quarter end by releasing the information to ratings agencies. Shareholders may contact the Funds at (800) 955-9988 for a copy of this report.

The portfolio holdings of the U.S. Treasury Trust are disclosed on the Advisor’s public web site as of the last business day of the previous month, no later than the fifth business day of each month. The Advisor will maintain at least six months of historical portfolio data on the web site.

A more complete description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.

Opening an Account

Shares of the Funds may be purchased through the Funds’ distributor or through third party distributors, brokerage firms and retirement plans. The following information is specific to buying directly from the Funds’ distributor. If you invest through a third party distributor, many of the policies, options and fees charged for the transaction may be different. You should contact them directly for information regarding how to invest or redeem through them.

You’ll find all the necessary application materials included in the packet accompanying this Prospectus or you may download an investment kit by accessing our website at www.sheltoncap.com. Additional paperwork may be required for corporations, associations, and certain other fiduciaries. The minimum initial investments and subsequent investments for each Fund are as follows:

	Minimum Initial Investment	Minimum Subsequent Investment
Accounts with Automatic Investment Plan (“AIP”)*	$500	$100
All other Funds’ accounts	$1,000	$100

*	A minimum monthly contribution of $100 is required for AIP accounts. For additional information on our AIP program, see section titled “Automatic Investment Plan” in the Prospectus.

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The Fund’s distributor may change the minimum investment amounts at any time or waive them at its discretion. To protect against fraud, it is the policy of the Funds not to accept unknown third party checks for the purposes of opening new accounts or purchasing additional shares. If you have any questions concerning the application materials, wire transfers, our yields and net asset values, or our investment policies and objectives, please call us, toll-free at (800) 955-9988.

Buying and Selling Shares

If you need an account application call us at (800) 955-9988 or download an investment kit from our website at www.sheltoncap.com. Keep in mind the following important policies:

•	A Fund may take up to 7 days to pay redemption proceeds.

•	If your shares were recently purchased by check, the Fund will not release your redemption proceeds until payment of the check can be verified which may take up to 15 days.

•	Exchange purchases must meet the minimum investment amounts of the Fund you are purchasing.

•	You must obtain and read the Prospectus for the Fund you are buying prior to making the exchange.

•
If you have not selected the convenient exchange privileges on your original account application, you must provide a medallion signature guaranteed letter of instruction to the Fund, directing any changes in your account.

•	The Funds may refuse any purchase or exchange purchase transaction for any reason.

How to Buy Shares

Initial Purchase

Make your check payable to the name of the Fund in which you are investing and mail it with the application to the agent of the Funds, ALPS Fund Services, Inc., at the address indicated below. Please note the minimum initial investments previously listed.

Shelton Funds
C/O Alps Fund Services, Inc.
P.O. Box 2482
Denver, CO 80201

You may also forward your check (and application, for new accounts) to the Funds’ offices, which will in turn forward your check (and application, for new accounts) on your behalf to the Funds’ agent for processing. You will receive the share price next determined after your check has been received by the agent. Please note that this means that the shares will be purchased at the next calculated price after receipt by the agent, typically the next business day following receipt at the Funds’ offices. The Funds’ office is located at the following address:

Shelton Funds
P.O. Box 387
San Francisco, CA 94104-0387

You also may buy shares of a Fund through selected securities brokers. Your broker is responsible for the transmission of your order to ALPS Fund Services, Inc., the Fund’s agent, and may charge you a fee. You will generally receive the share price next determined after your order is placed with your broker, in accordance with your broker’s agreed upon procedures with the Funds. Your broker can advise you of specific details.

Purchasing by Exchange

You may purchase shares in a Fund by exchanging shares from an account in one of our other Funds. Such exchanges must meet the minimum amounts required for initial or subsequent investments. When opening an account by exchanging shares, your new account must be established with the same registration as your other Shelton Funds account and an exchange authorization must be in effect. If you have an existing account with us, call (800) 955-9988 during normal business hours (8:00 a.m. to 5:00 p.m. Pacific time) to exchange shares.

You may also exchange shares by accessing our website at www.sheltoncap.com. You must complete the online access agreement in order to access your account online.

Each exchange actually represents the sale of shares of one Fund and the purchase of shares in another, which may produce a gain or loss for tax purposes. We will confirm each exchange transaction with you by mail.

All transactions are processed at the share price next calculated after receiving the instructions in good form (as defined below), normally at 4:00 p.m. Eastern time (1:00 p.m. Pacific time).

Wire Instructions:

Provide your bank or broker with these instructions:

State Street Bank & Trust Co. ABA # 011000028 For: Shelton Funds Account # 00143305
For further credit to: Name of Fund: Account Registration: Account Number:	(name of fund here) (name on account here) (account number here)

In order to make your order effective, we must have your order in good form. “Good form” means that the Fund’s transfer agent has all the information and documentation it deems necessary to affect your order. All purchases are subject to screens as required by applicable federal and state regulations. Please note a Fund and its Manager reserve the right to reject any purchase. Your purchase will be processed at the net asset value next calculated after your order has been received by the Fund’s agent. You will begin to earn dividends as of the first business day following the day of your purchase.

All your purchases must be made in U.S. dollars and checks must be drawn on banks located in the U.S. We reserve the right to limit the number of investment checks processed at one time. If the check does not clear, we will cancel your purchase, and you will be liable for any losses and fees incurred in connection with the check that does not clear (i.e., the NSF check).

When you purchase by check, redemption proceeds will not be sent until we are satisfied that the investment has been collected (confirmation of clearance may take up to 15 days). Payments by check or other negotiable bank deposit will normally be effective within 2 business days for checks drawn on a member of the Federal Reserve System and longer for most other checks. Wiring your money to us will generally reduce the time you must wait before redeeming or exchanging shares. You can wire federal funds from your bank or broker, which may charge you a fee.

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The Funds do not consider the U.S. Postal Service or other independent delivery service to be their agents. Therefore, deposit in the mail or with such delivery services does not constitute receipt by ALPS Fund Services, Inc. or the Funds.

Purchasing Additional Shares

Make your check payable to the name of the Fund in which you are investing, write your account number on the check, and mail your check with your confirmation stub to the address printed on your account statement. There is a $250 minimum for subsequent investments, unless made through the AIP as detailed below.

After setting up your online account, you may obtain a history of transactions for your account(s) by accessing our website at www.sheltoncap.com.

Automatic Investment Plan

Using the Funds’ AIP, you may arrange to make additional purchases (minimum $100) automatically by electronic funds transfer (“EFT”) from your checking or savings account. Your bank must be a member of the Automated Clearing House. You can terminate the program with ten days written notice. There is no fee to participate in this program, however, a service fee of $25.00 will be deducted from your account for any AIP purchase that does not clear due to insufficient funds, or if prior to notifying the Funds in writing or by telephone to terminate the plan, you close your bank account or take other action in any manner that prevents withdrawal of the funds from the designated checking or savings account. Investors may obtain more information concerning this program, including the application form, from the Funds.

The share prices of the Funds are subject to fluctuations. Before undertaking any plan for systematic investment, you should keep in mind that such a program does not assure a profit or protect against a loss.

We reserve the right to suspend the offering of shares of any of the Funds for a period of time and to reject any specific purchase order in whole or in part.

How Fund Shares are Priced

The Funds are open for business every day that the New York Stock Exchange (NYSE) is open, with the exception of Columbus Day (observed) and Veterans Day (observed). The California Tax-Free Income Fund will be closed Columbus Day and Veterans Day. All other Shelton Funds will be open. Each Fund will calculate its net asset value each day that it is open for the processing of transactions, and may calculate its net asset value on certain other days as noted below. The net asset value of each Fund is computed by adding all of its portfolio holdings and other assets, deducting its liabilities, and then dividing the result by the number of shares outstanding for that Fund. Our fund accounting service provider calculates this value as of market close, normally 4:00 p.m. Eastern time (1:00 p.m. Pacific time), on each day that the markets are open. However, the Funds may, but do not expect to, determine the net asset value on any day the NYSE is closed for trading. Occasionally, the Pricing Committee, subject to the supervision of the Funds’ Board of Trustees, will make a good faith estimate of a security’s “fair value” when market quotations are not readily available or deemed unreliable.

The number of shares your money buys is determined by the share price of the Fund on the day your transaction is processed. Orders that are received in good form by ALPS Fund Services, Inc. are executed at the net asset value next calculated.

The share prices of the Funds, (except the U.S. Treasury Trust), will vary over time as interest rates and the value of their securities vary. Portfolio securities of the Stock Funds that are listed on a national exchange are valued at the last reported sale price. Futures contracts are valued at their final settlement price as determined by the Chicago Mercantile Exchange. U.S. Treasury Bills are valued at amortized cost, which approximates market value. Securities with remaining maturities of 60 days or less are valued using the amortized cost method as reflecting fair value. All other securities are valued at their fair value as determined in good faith by the Board of Trustees using consistently applied procedures established by Board of Trustees. The effect of valuing securities held by the Funds at fair value may be that the price so determined may be different than the price that would be determined if reliable market quotations were available or if another methodology were used. The share price of the Funds are reported by the Nasdaq Mutual Fund Quotation Service in the mutual funds section of various newspapers after the heading “Shelton Funds”.

Performance Information

All performance information published in advertisements, sales literature and communications to investors, including various expressions of current yield, effective yield, tax equivalent yield, total return and distribution rate, is calculated and presented in accordance with the rules prescribed by the SEC. In each case, performance information will be based on past performance and will reflect all recurring charges against fund income. Performance information is based on historical data and does not indicate the future performance of any fund.

How to Sell Shares

You may redeem all or a portion of your shares on any business day that the Funds are open for business. Your shares will be redeemed at the net asset value next calculated after we have received your redemption request in good form. Good form requires that we have clear, actionable instructions that are properly executed by authorized signers on the account. In cases where the transaction requires a medallion signature guarantee, this will be required to meet the good form standard. Remember that a Fund may hold redemption proceeds until we are satisfied that we have collected the funds which were deposited by check. To avoid these possible delays, which could be up to 15 days, you should consider making your investment by wire, following the instructions as described in the section titled “Wire Instructions” in this Prospectus.

By Mail

If you have not elected telephone redemption or transfer privileges, you must send a letter of instruction. Additionally, if the check is to be made payable to a third party or sent to an address other than the address of record, you must obtain a “medallion signature guarantee” on the letter of instruction”. The letter of instruction must (i) specify the name of the Fund, (ii) the number of shares to be sold and/or the dollar amount, (iii) your name(s), and (iv) your account number(s). The letter of instruction is to be mailed to the Funds’ offices. If you have additional questions, please contact us at (800) 955-9988.

The Funds’ Transfer Agent requires that signature(s) be guaranteed by an eligible signature guarantor such as a commercial bank, broker-dealer, credit union, securities exchange or association, clearing agency or savings association. This policy is designed to protect shareholders and their accounts.

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By Check

With check writing, our most convenient redemption procedure, your investment will continue to earn income until the check clears your account. You must apply for the check writing feature for your account. You may redeem by check provided that the proper signatures you designated are on the check. The minimum redemption amount by check is $500. There is no charge for this service and you may write an unlimited number of checks.

You should not attempt to close your account by check, since you cannot be sure of the number of shares and value of your account. You must use the phone, online or mail redemption feature to close your account. Please note that a $25.00 fee will be charged to your account for any returned check. The check writing feature is not available for any of our Stock Funds.

By Exchange

You must meet the minimum investment requirement of the Fund into which you are exchanging. You can only exchange between accounts with identical registrations. Same day exchanges are accepted until market close, normally 4:00 p.m. Eastern time (1:00 p.m. Pacific time).

By Wire

You must have applied for the wire feature on your account. We will notify you when this feature is active and you may then make wire redemptions by calling us before 4:00 p.m. Eastern time (1:00 p.m., Pacific time). This means your money will be wired to your bank the next business day.

By Electronic Funds Transfer

You must have applied for the EFT withdrawal feature on your account. Typically, money sent by EFT will be sent to your bank within 3 business days after the sales of your securities. There is no fee for this service.

Online

You can sell shares in a regular account by accessing our website at www.sheltoncap.com. You may not buy or sell shares in a retirement account using our online feature. . If you have added banking information or changed your address online, there is a 15-day holding period before redemptions will be sent out.

By Telephone

You must have this feature set up in advance on your account. Call the Funds at (800) 955-9988. Give the name of the Fund in which you are redeeming shares, the exact name in which your account is registered, your account number, the required identification information and the number of shares or dollar amount that you wish to redeem.

Unless you submit an account application that indicates that you have declined telephone and/or online exchange privileges, you agree, by signing your account application, to authorize and direct the Funds to accept and act upon telephone, on-line, telex, fax, or telegraph instructions for exchanges involving your account or any other account with the same registration. The Funds employ reasonable procedures in an effort to confirm the authenticity of your instructions, such as requiring a seller to give a special authorization number or password. Provided these procedures are followed, you further agree that neither the Funds nor the Funds’ agent will be responsible for any loss, damage, cost or expense arising out of any instructions received for an account.

You should realize that by electing the telephone exchange or the online access options, you may be giving up a measure of security that you might otherwise have if you were to exchange your shares in writing. For reasons involving the security of your account, telephone transactions may be tape recorded.

Systematic Withdrawal Plan

If you own shares of a Fund with a value of $10,000 or more, you may establish a Systematic Withdrawal Plan. You may receive monthly or quarterly payments in amounts of not less than $100 per payment. Details of this plan may be obtained by calling the Funds at (800) 955-9988.

Other Redemption Policies

The Trust has committed itself to pay in cash all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the applicable Fund’s net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amounts, the Trustees reserve the right to make payments in whole or in part in securities or other assets of the Fund from which the shareholder is redeeming in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of that Fund or the Trust. In such circumstances, the securities distributed would be valued at the price used to compute such Fund’s net asset value. Should a Fund do so, a shareholder would likely incur transaction fees in converting the securities to cash.

Retirement Plan shareholders should complete a Rollover Distribution Election Form in order to sell shares of the Funds so that the sale is treated properly for tax purposes.

Once your shares are redeemed, we will normally mail you the proceeds on the next business day, but no later than within 7 days. When the markets are closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances as determined by the SEC to merit such action, we may suspend redemption or postpone payment dates. If you want to keep your account(s) open, please be sure that the value of your account does not fall below $5,000 ($1,000 in the case of the Stock Funds) because of redemptions. The Manager may elect to close an account and mail you the proceeds to the address of record. We will give you 30 days written notice that your account(s) will be closed unless you make an investment to increase your account balance(s) to the $5,000 minimum ($1,000 in the case of the Stock Funds). If you close your account, any accrued dividends will be paid as part of your redemption proceeds.

The share prices of the Funds will fluctuate and you may receive more or less than your original investment when you redeem your shares.

THE FUNDS AND THE MANAGER RESERVE CERTAIN RIGHTS, INCLUDING THE FOLLOWING:

•	To automatically redeem your shares if your account balance falls below the minimum balance due to the sale of shares.

•	To modify or terminate the exchange privilege on 60 days written notice.

•	To refuse any purchase or exchange purchase order.

•	To change or waive a Fund’s minimum investment amount.

•	To suspend the right to redeem shares, and delay sending proceeds, during times when trading on the principal markets for the Funds are restricted or halted, or otherwise as permitted by the SEC.

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•	To withdraw or suspend any part of the offering made by this Prospectus.

•	To automatically redeem your shares if you fail to provide all required enrollment information and documentation.

Other Policies

Tax-Saving Retirement Plans

We can set up your new account in a Fund under one of several tax-sheltered plans. The following plans let you save for your retirement and shelter your investment earnings from current income taxes:

IRAs/Roth IRAs: You can also make investments in the name of your spouse if your spouse has no earned income.

SIMPLE, SEP, 401(k)/Profit-Sharing and Money-Purchase Plans (Keogh): Open to corporations, self-employed people and partnerships, to benefit themselves and their employees.

403(b) Plans. Open to eligible employees of certain states and non-profit organizations.

Each IRA is subject to an annual custodial fee of $10.00 per social security number. The annual custodial fee will be waived for IRAs with a balance greater than $10,000. The Funds reserve the right to change, modify or eliminate this waiver at any time.

We can provide you with complete information on any of these plans, including information that discusses benefits, provisions and fees.

Cash Distributions

Unless you otherwise indicate on the account application, we will reinvest all dividends and capital gains distributions back into your account. You may indicate on the application that you wish to receive either income dividends or capital gains distributions in cash. EFT is available to those investors who would like their dividends electronically transferred to their bank accounts. For those investors who do not request this feature, dividend checks will be mailed via regular mail.

If you elect to receive distributions by mail and the U.S. Postal Service cannot deliver your checks or if the checks remain uncashed for six months or more, we will void such checks and reinvest your money in your account at the then current net asset value and reinvest your subsequent distributions.

Statements and Reports

Shareholders of the Funds will receive statements at least quarterly and after every transaction that affects their share balance and/or account registration. A statement with tax information will be mailed to you by January 31 of each year, a copy of which will be filed with the IRS if it reflects any taxable distributions. Twice a year you will receive our financial statements, at least one of which will be audited.

The account statements you receive will show the total number of shares you own and a current market value. You may rely on these statements in lieu of share certificates which are not necessary and are not issued. You should keep your statements to assist in record keeping and tax calculations.

We pay for regular reporting services, but not for special services, such as a request for an historical transcript of an account. You may be required to pay a separate fee for these special services. After setting up your online account, you may also obtain a transaction history for your account(s) by accessing our website at www.sheltoncap.com.

Consolidated Mailings & Householding

Consolidated statements offer convenience to investors by summarizing account information and reducing unnecessary mail. We send these statements to all shareholders, unless shareholders specifically request otherwise. These statements include a summary of all funds held by each shareholder as identified by the first line of registration, social security number and zip code. Householding refers to the practice of mailing one Prospectus, Annual Report and Semi-Annual Report to each home for all household investors. The Funds will use this practice for all future mailings. If you would like extra copies of these reports, please download a copy from www.sheltoncap.com or call the Funds at (800) 955-9988.

Dividends & Taxes

Any investment in the Funds typically involves several tax considerations. The information below is meant as a general summary for U.S. citizens and residents. Because your situation may be different, it is important that you consult your tax advisor about the tax implications of your investment in either of the Funds.

As a shareholder, you are entitled to your share of the dividends your Fund earns. The Stock Funds distribute substantially all of their dividends quarterly. Shareholders of record on the second to last business day of the quarter will receive the dividends.

The Bond Funds distribute substantially all of their dividends monthly. The Money Market Funds pay dividends daily and distribute their dividends monthly. Shareholders of record on the second to last business day of the month will receive the dividends.

Capital gains are generally paid on the last day of November, to shareholders of record on the second to last business day of November of each year. At the beginning of each year, shareholders are provided with information detailing the tax status of any dividend the Funds have paid during the previous year.

After every distribution, the value of a Fund share drops by the amount of the distribution. If you purchase shares of one of the Funds before the record date of a distribution and elect to have distributions paid to you in cash, you will pay the full price for the shares and then receive some portion of that price back in the form of a taxable distribution. This is sometimes referred to as buying a dividend.

Revenue Sharing

The Manager, out of its own resources, and without additional cost to the Funds or their shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Funds. Such payments and compensation are in addition to service fees paid by the Funds. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Funds on sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders.

32

Identity Verification Procedures Notice

The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. When completing the account application, you will be required to supply the Funds with information, such as your taxpayer identification number, that will assist the Funds in verifying your identity. Until such verification is made, the Funds may temporarily limit additional share purchases. In addition, the Funds may limit additional share purchases or close an account if it is unable to verify a customer’s identity. As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Your information will be handled by us as discussed in our privacy statement below.

Privacy Statement

Notice of Privacy Policy

When you become a client with the Shelton Funds, you entrust us not only with your hard-earned assets but also with your non-public personal and financial information (“client information”). We consider your client information to be private and confidential, and we hold ourselves to the highest standards of trust and fiduciary duty in their safekeeping and use.

Our Privacy Principles:

•	We do not sell client information.

•	We do not provide client information to persons or organizations outside the Shelton Funds who are doing business on our behalf (e.g., non-affiliated third parties), for their own marketing purposes.

•	We afford prospective and former clients the same protections as existing clients with respect to the use of client information.

Information We May Collect:

We collect and use information we believe is necessary to administer our business, to advise you about our products and services, and to provide you with customer service. We may collect and maintain several types of client information needed for these purposes, such as:

•	From you, (application and enrollment forms, transfer forms, distribution forms, checks, correspondence, or conversation), such as your address, telephone number, and social security number.

•	From your transactions with our transfer agent, such as your transaction history, and account balance.

•	From electronic sources, such as our website or e-mails.

How We Use Information About You:

The Shelton Funds will only use information about you and your Shelton Funds accounts to help us better serve your investment needs or to suggest Shelton Funds services or educational materials that may be of interest to you.

Use of E-Mail Addresses:

If you have requested information regarding Shelton Funds products and services and supplied your e-mail address to us, we may occasionally send you follow-up communications or information on additional products or services. Additionally, registered clients can subscribe to the following e-mail services:

•	Prospectus and Shareholder Reports – Receive prospectuses and shareholder reports on line instead of by U. S. Mail.

•	Paperless Statements – Receive an e-mail with a link to our Web site informing you that our client statements are available on line to view, print or download.

•	Tax Form Alerts – Receive an e-mail in early January informing you if you will receive tax forms for your taxable Shelton mutual funds, including the approximate date they will be mailed.

We also include instructions and links for unsubscribing from Shelton Capital Management e-mails. We do not sell e-m ail addresses to anyone, although we may disclose e-mail addresses to third parties that perform administrative or marketing services for us. We may track receipt of e-mails to gauge the effectiveness of our communications.

Information Disclosure:

We do not disclose any non-public personal information about our clients or former clients to non-affiliated third parties without the client’s authorization. However, we may disclose client information to persons or organizations inside or outside our family of funds, as permitted or required by law. For example, we will provide the information, as described above, to our transfer agent to process your requests or authorized transactions.

How We Protect Your Information:

We restrict access to your client information to authorized persons who have a need for these records in order to provide products or services to you. We also maintain physical, electronic, and procedural safeguards to guard client information. To further protect your privacy, our website uses the highest levels of internet security, including data encryption, Secure Sockets Layer protocol, user names and passwords, and other tools. As an added measure, we do not include personal or account information in non-secure e-mails that we send you via the Internet.

For clients with Internet access, Shelton Funds recommends that you do not provide your user name or password for any reason to anyone.

In the event that you hold shares of one or more Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of that financial intermediary would govern how your nonpublic personal information would be shared with non-affiliated third parties.

33

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s performance for the past five fiscal years. Certain information reflects financial results of a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker LLP, whose report, along with the Fund’s financial statements, are included in the Annual Report, available upon request.

California Tax-Free Income Fund	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2009
Net asset value, beginning of period	$11.89	$11.38	$11.69	$11.27	$11.40
INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)	0.38	0.41	0.44	0.46	0.47
Net gain (loss) on securities (both realized and unrealized)	(0.62)	0.51	(0.25)	0.42	(0.10)
Total from investment operations	(0.25)	0.92	0.19	0.88	0.37
LESS DISTRIBUTIONS
Dividends from net investment income	(0.38)	(0.41)	(0.45)	(0.46)	(0.47)
Distributions from capital gains	—	—	(0.05)	0.00 (a)	(0.03)
Total distributions	(0.38)	(0.41)	(0.50)	(0.46)	(0.50)
Paid-in capital from redemption fee	—	—	—	—	—
Net asset value, end of period	$11.27	$11.89	$11.38	$11.69	$11.27

Total return	(2.12)%	8.17%	1.73%	7.98%	3.44%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of period	$100,233	$105,786	$99,223	$111,786	$107,668
Ratio of expenses to average net assets	0.71%	0.72%	0.72%	0.73%	0.74%
Ratio of net investment income to average net assets	3.29%	3.50%	3.93%	4.02%	4.23%
Portfolio turnover	11%	10%	2%	10%	21%

(a)	Less than $0.01 per share.

(b)	Calculated based upon average shares outstanding.

S&P 500 Index Fund	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2009
Net asset value, beginning of period	$28.78	$24.91	$21.41	$20.81	$25.91
INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)	0.57	0.50	0.44	0.39	0.42
Net gain (loss) on securities (both realized and unrealized)	4.71	3.85	3.50	0.58	(5.09)
Total from investment operations	5.28	4.35	3.94	0.97	(4.67)
LESS DISTRIBUTIONS
Dividends from net investment income	(0.47)	(0.48)	(0.44)	(0.37)	(0.43)
Paid-in capital from redemption fee	—	—	—	—	—
Net asset value, end of period	$33.59	$28.78	$24.91	$21.41	$20.81

Total return	18.50%	17.68%	18.36%	4.62%	(17.86)%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of period	$101,124	$85,269	$74,717	$65,837	$67,017
Ratio of expenses to average net assets:
Before expense reimbursements	0.52%	0.54%	0.51%	0.56%	0.59%
After expense reimbursements	0.36%	0.36%	0.36%	0.36%	0.36%
Ratio of net investment income to average net assets
Before expense reimbursements	1.65%	1.70%	1.55%	1.52%	2.03%
After expense reimbursements	1.81%	1.88%	1.70%	1.72%	2.26%
Portfolio turnover	3%	3%	1%	7%	5%

(b)	Calculated based upon average shares outstanding.

34

S&P MidCap Index Fund	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2009
Net asset value, beginning of period	$23.11	$21.68	$17.84	$16.17	$20.94
INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)	0.30	0.18	0.17	0.16	0.17
Net gain (loss) on securities (both realized and unrealized)	4.81	2.35	3.83	1.71	(4.29)
Total from investment operations	5.11	2.53	4.00	1.87	(4.12)
LESS DISTRIBUTIONS
Dividends from net investment income	(0.27)	(0.15)	(0.16)	(0.17)	(0.15)
Distributions from capital gains	(1.41)	(0.95)	—	(0.03)	(0.50)
Total distributions	(1.68)	(1.10)	(0.16)	(0.20)	(0.65)
Paid-in capital from redemption fee	—	—	—	—	(0.00	)(a)
Net asset value, end of period	$26.54	$23.11	$21.68	$17.84	$16.17

Total return	23.39%	12.22%	22.38%	11.54%	(18.90)%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of period	$143,699	$123,478	$120,089	$104,162	$108,279
Ratio of expenses to average net assets:
Before expense reimbursements	0.64%	0.65%	0.63%	0.66%	0.70%
After expense reimbursements	0.58%	0.58%	0.58%	0.58%	0.58%
Ratio of net investment income to average net assets
Before expense reimbursements	1.04%	0.72%	0.69%	0.80%	1.09%
After expense reimbursements	1.10%	0.80%	0.74%	0.88%	1.21%
Portfolio turnover	8%	11%	16%	10%	31%

(a)	Less than $0.01 per share.

(b)	Calculated based upon average shares outstanding.

S&P SmallCap Index Fund	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2009
Net asset value, beginning of period	$15.71	$14.59	$11.72	$10.98	$16.61
INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)	0.14	0.09	0.07	0.03	0.07
Net gain (loss) on securities (both realized and unrealized)	3.94	2.28	2.87	0.74	(4.04)
Total from investment operations	4.08	2.37	2.94	0.77	(3.97)
LESS DISTRIBUTIONS
Dividends from net investment income	(0.14)	(0.08)	(0.06)	(0.01)	(0.07)
Distributions from capital gains	(0.03)	(1.17)	(0.01)	—	(1.59)
Return of capital distribution	—	—	—	(0.02)	—
Total distributions	(0.17)	(1.25)	(0.07)	(0.03)	(1.66)
Paid-in capital from redemption fee	—	—	—	—	(0.00	)(a)
Net asset value, end of period	$19.62	$15.71	$14.59	$11.72	$10.98

Total return	26.14%	17.35%	25.11%	7.03%	(22.04)%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$34,838	$26,325	$22,203	$18,394	$17,365
Ratio of expenses to average net assets:
Before expense reimbursements	0.89%	0.92%	0.89%	0.95%	1.06%
After expense reimbursements	0.74%	0.74%	0.74%	0.74%	0.74%
Ratio of net investment income to average net assets
Before expense reimbursements	0.57%	0.45%	0.34%	0.02%	0.40%
After expense reimbursements	0.72%	0.63%	0.49%	0.24%	0.73%
Portfolio turnover	15%	0%	23%	5%	12%

(a)	Less than $0.01 per share.

(b)	Calculated based upon average shares outstanding.

35

Shelton Core Value Fund	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2009
Net asset value, beginning of period	$18.13	$16.17	$14.03	$13.14	$15.69
INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)	0.37	0.32	0.27	0.23	0.21
Net gain (loss) on securities (both realized and unrealized)	3.37	1.95	2.12	0.82	(2.51)
Total from investment operations	3.74	2.27	2.39	1.05	(2.30)
LESS DISTRIBUTIONS
Dividends from net investment income	(0.29)	(0.31)	(0.25)	(0.16)	(0.20)
Distributions from capital gains	—	—	—	—	(0.05)
Total distributions	(0.29)	(0.31)	(0.25)	(0.16)	(0.25)
Net asset value, end of period	$21.58	$18.13	$16.17	$14.03	$13.14

Total return	20.80%	14.20%	17.01%	8.00%	(14.48)%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of period	$157,350	$140,741	$129,317	$123,305	$14,724
Ratio of expenses to average net assets:	0.84%	0.88%	0.87%	0.99%	0.97%
Ratio of net investment income to average net assets	1.83%	1.85%	1.63%	1.57%	1.83%
Portfolio turnover	5%	4%	13%	76%	27%

(b)	Calculated based upon average shares outstanding.

Nasdaq-100 Index Fund	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2010		Year Ended August 31, 2009
Net asset value, beginning of period	$7.04	$5.67	$4.47	$4.12		$4.69
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (b)	0.08	0.04	0.03	0.01		0.01
Net gain (loss) on securities (both realized and unrealized)	0.86	1.36	1.19	0.35		(0.58)
Total from investment operations	0.94	1.40	1.22	0.36		(0.57)
LESS DISTRIBUTIONS
Dividends from net investment income	(0.06)	(0.03)	(0.02)	(0.01)		—
Return of capital distribution	—	—	—	(0.00	)(a)	(0.00	)(a)
Total distributions	(0.06)	(0.03)	(0.02)	(0.01)		(0.00	)(a)
Paid-in capital from redemption fee	—	—	—	—		(0.00	)(a)
Net asset value, end of period	$7.92	$7.04	$5.67	$4.47		$4.12

Total return	13.46%	24.78%	27.31%	8.73%		(12.14)%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of period	$54,259	$36,220	$17,912	$14,146		$13,262
Ratio of expenses to average net assets:
Before expense reimbursements	0.83%	0.88%	0.90%	0.96%		1.11%
After expense reimbursements	0.49%	0.49%	0.49%	0.49%		0.49%
Ratio of net investment income (loss) to average net assets
Before expense reimbursements	0.73%	0.27%	0.08%	(0.24)%		(0.42)%
After expense reimbursements	1.08%	0.66%	0.50%	0.24%		0.19%
Portfolio turnover	13%	24%	24%	4%		8%

(a)	Less than $0.01 per share.

(b)	Calculated based upon average shares outstanding.

36

European Growth & Income Fund	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2009
Net asset value, beginning of period	$7.40	$7.62	$7.42	$8.17	$9.73
INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)	0.23	0.22	0.21	0.19	0.23
Net gain (loss) on securities (both realized and unrealized)	0.94	(0.21)	0.20	(0.73)	(1.56)
Total from investment operations	1.17	0.01	0.41	(0.54)	(1.33)
LESS DISTRIBUTIONS
Dividends from net investment income	(0.20)	(0.23)	(0.21)	(0.21)	(0.23)
Net asset value, end of period	$8.37	$7.40	$7.62	$7.42	$8.17

Total return	15.96%	0.20%	5.25%	(6.64)%	(13.27)%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of period	$7,306	$6,314	$5,871	$5,637	$7,049
Ratio of expenses to average net assets:
Before expense reimbursements	1.38%	1.43%	1.35%	1.38%	1.49%
After expense reimbursements	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets
Before expense reimbursements	2.46%	2.58%	2.17%	2.01%	2.79%
After expense reimbursements	2.84%	3.01%	2.52%	2.38%	3.28%
Portfolio turnover	3%	0%	8%	0%	13%

(b)	Calculated based upon average shares outstanding.

U.S. Government Securities Fund	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2009
Net asset value, beginning of period	$10.93	$10.79	$10.68	$10.38	$10.46
INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)	0.19	0.20	0.21	0.31	0.37
Net gain (loss) on securities (both realized and unrealized)	(0.56)	0.13	0.11	0.30	(0.08)
Total from investment operations	(0.37)	0.33	0.32	0.61	0.29
LESS DISTRIBUTIONS
Dividends from net investment income	(0.18)	(0.19)	(0.21)	(0.31)	(0.37)
Paid-in capital from redemption fee	—	—	—	—	(0.00	)(a)
Net asset value, end of period	$10.38	$10.93	$10.79	$10.68	$10.38

Total return	(3.38)%	3.13%	3.09%	6.04%	2.73%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of period	$22,968	$26,927	$28,080	$32,467	$22,111
Ratio of expenses to average net assets:
Before expense reimbursements	0.86%	0.87%	0.86%	0.94%	0.86%
After expense reimbursements	0.74%	0.74%	0.74%	0.74%	0.74%
Ratio of net investment income to average net assets
Before expense reimbursements	1.62%	1.69%	1.85%	2.79%	3.38%
After expense reimbursements	1.74%	1.82%	1.97%	2.99%	3.51%
Portfolio turnover	6%	9%	62%	54%	82%

(a)	Less than $0.01 per share.

(b)	Calculated based upon average shares outstanding.

37

Short-Term U.S. Government Bond Fund	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2009
Net asset value, beginning of period	$10.23	$10.32	$10.41	$10.26	$10.10
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (b)	(0.01)	0.05	0.07	0.09	0.19
Net gain (loss) on securities (both realized and unrealized)	(0.04)	(0.07)	(0.04)	0.15	0.16
Total from investment operations	(0.05)	(0.02)	0.03	0.24	0.35
LESS DISTRIBUTIONS
Dividends from net investment income	—	(0.05)	(0.07)	(0.09)	(0.19)
Distributions from capital gains	(0.01)	(0.02)	(0.05)	—	—
Total distributions	(0.01)	(0.07)	(0.12)	(0.09)	(0.19)
Paid-in capital from redemption fee	—	—	—	—	(0.00	)(a)
Net asset value, end of period	$10.17	$10.23	$10.32	$10.41	$10.26

Total return	(0.43)%	(0.20)%	0.33%	2.32%	3.49%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of period	$6,819	$9,021	$11,668	$12,581	$13,688
Ratio of expenses to average net assets:
Before expense reimbursements	1.07%	0.98%	0.92%	0.89%	0.95%
After expense reimbursements	0.59%	0.59%	0.59%	0.59%	0.59%
Ratio of net investment income to average net assets
Before expense reimbursements	(0.53)%	0.10%	0.37%	0.59%	1.45%
After expense reimbursements	(0.05)%	0.49%	0.70%	0.89%	1.81%
Portfolio turnover	50%	13%	28%	42%	58%

(a)	Less than $0.01 per share.

(b)	Calculated based upon average shares outstanding.

The United States Treasury Trust	Year Ended August 31, 2013		Year Ended August 31, 2012		Year Ended August 31, 2011		Year Ended August 31, 2010		Year Ended August 31, 2009
Net asset value, beginning of period	$1.000		$1.000		$1.000		$1.000		$1.000
INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)	—		—		—		—		0.002
Net gain on securities (both realized and unrealized)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	0.001		—
Total from investment operations	(0.000)		(0.000)		(0.000)		0.001		0.002
LESS DISTRIBUTIONS
Dividends from net investment income	—		—		—		—		(0.002)
Distributions from capital gains	—		—		(0.000	)(a)	(0.001)		—
Total distributions	—		—		(0.000)		(0.001)		(0.002)
Net asset value, end of period	$1.000		$1.000		$1.000		$1.000		$1.000

Total return	0.00%		0.00	%(h)	0.00%		0.11%		0.13%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of period	$69,479		$74,617		$61,459		$67,354		$25,301
Ratio of expenses to average net assets:
Before expense reimbursements	0.76	%(d)	0.78	%(d)(i)	0.78	%(d)	0.94	%(d)	0.91	%(c)
After expense reimbursements	0.07	%(d)	0.05	%(d)(i)	0.12	%(d)	0.15	%(d)	0.29	%(c)
Ratio of net investment income (loss) to average net assets
Before expense reimbursements	(0.69	)%(d)	(0.73	)%(d)(i)	(0.66	)%(d)	(0.79	)%(d)	(0.46	)%(c)
After expense reimbursements	0.00	%(d)	0.00	%(d)(i)	0.00	%(d)	0.00	%(d)	0.16	%(c)

(a)	Less than $0.01 per share.

(b)	Calculated based upon average shares outstanding.

(c)	Includes Temporary Guarantee Program expense and negative yield waiver adjustment.

(d)	Includes negative yield waiver adjustment.

(h)	Not annualized.

(i)	Annualized.

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P.O. Box 387
San Francisco, CA 94104-0387
(800) 955-9988
www.sheltoncap.com

To Learn More

This Prospectus contains important information on the Funds and should be read and kept for future reference. You can also get more information from the following sources:

Annual and Semi-Annual Reports

These are automatically mailed to all shareholders without charge. In the Annual Report, you will find a discussion of market conditions and investment strategies that significantly affected each fund’s performance during its most recent fiscal year. The Annual Report is incorporated by reference into this Prospectus, making it a legal part of the Prospectus.

Statement of Additional Information

This includes more details about the Funds, including a detailed discussion of the risks associated with the various investments. The SAI is incorporated by reference into this Prospectus, making it a legal part of the Prospectus.

You may obtain a copy of these documents free of charge by calling the Funds at (800) 955-9988, by accessing the Funds’ website at www.sheltoncap.com, or by emailing the Funds at info@sheltoncap.com, or by contacting the SEC at the address noted below or via e-mail at publicinfo@sec.gov. The SEC may charge you a duplication fee. You can also review these documents in person at the SEC’s Public Reference Room, or by visiting the SEC’s Internet Site at www.sec.gov.

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-01520
1-202-551-8090
www.sec.gov

The Funds are not bank deposits and are not guaranteed, endorsed or insured by any financial institution or government entity such as the Federal Deposit Insurance Corporation (FDIC).

Investment Company Act File Number 811-04417

Prospectus for K Shares
JANUARY 1, 2014

Ticker Symbols
S&P 500 Index Fund	SPXKX
S&P Midcap Index Fund	MIDKX
S&P Smallcap Index Fund	SMLKX
Shelton Core Value Fund	EQTKX
Nasdaq-100 Index Fund	NDXKX
European Growth & Income Fund	EUGKX

U.S. Government Securities Fund	CAUKX
Short-Term U.S. Government Bond Fund	STUKX
The United States Treasury Trust	UTKXX

(800) 955-9988
www.sheltoncap.com
email us at info@sheltoncap.com

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed on whether the information in this prospectus is adequate or accurate. Any representation to the contrary is a criminal offense.

The Funds are not bank deposits and are not guaranteed, endorsed or insured by any financial institution or government entity such as the Federal Deposit Insurance Corporation (FDIC).

Some Funds or Classes in this Prospectus may not be available in your state. Please check with your Advisor to determine those Funds and Classes available for sale in your state.

The information contained in this Prospectus relates to the K-Shares of the Funds unless otherwise noted.

Summaries
S&P 500 Index Fund	1
S&P Midcap Index Fund	3
S&P Smallcap Index Fund	5
Shelton Core Value Fund	7
Nasdaq-100 Index Fund	9
European Growth & Income Fund	11
U.S. Government Securities Fund	13
Short-Term U.S. Government Bond Fund	15
The United States Treasury Trust	17
Investment Objectives, Strategies and Risk	19
Management and Organization	24
Additional Non-Principal Investment Related Risks	24
How to Buy Shares	26
How to Sell Shares	28
Other Policies	29
Dividends & Taxes	30
Privacy Statement	30
Financial Highlights	32

S&P 500 INDEX FUND
Ticker Symbol: SPXKX

Investment Objective

The Fund’s investment objective is to attempt to replicate the total return of the U.S. stock market as measured by the S&P 500 Composite Stock Price Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Sales and redemption charges	none
Annual account fee	$10.00

Annual Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.25%
Distribution (12b-1) fees	0.25%
Other expenses	0.52%
Total annual operating expenses	1.02%
Fee Waiver and/or Expense Reimbursement*	(0.16)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.86%

*
The Fund’s investment manager, Shelton Capital Management, has contractually agreed to reimburse expenses incurred by the Fund to the extent that total annual fund operating expenses exceed 0.86% until January 2, 2015. This agreement may only be terminated with the approval of the Board of Trustees of the Fund. Shelton Capital Management may be reimbursed for any foregone advisory fees or unreimbursed expenses within three fiscal years following a particular reduction or expense, but only to the extent the reimbursement does not cause the Fund to exceed applicable expense limits and the effect of the reimbursement is measured after all ordinary operating expenses are calculated. Any such reimbursement is subject to the review and approval of the Fund’s Board of Trustees.

Example of Expenses

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$98	$338	$596	$1,328

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 3% of the average value of its portfolio.

Principal Investment Strategies

The S&P 500 Index includes the common stocks of 500 leading U.S. companies from a broad range of industries. Standard & Poor’s, the company that maintains the index, makes all determinations regarding the inclusion of stocks in the index. Each stock is weighted in proportion to its total market value. The Fund is passively managed. It invests primarily in the stocks that make up the index so that the weighting of each stock in the portfolio approximates the index. The Manager’s goal is to maintain a return correlation of at least .95 to the S&P 500 Index (a return correlation of 1.0 is perfect). Under normal market conditions, it is the Fund’s policy to invest at least 80% of its total assets (which includes the amount of any borrowings for investment purposes) in the underlying stocks of the index. The S&P 500 is a well-known stock market index that includes common stocks of companies representing approximately 88% of the total market Index as measured by the S&P Composite 1500. As of December 3, 2013, companies included in the Index range from $2.75 billion to $509.54 billion in market capitalization. The Manager believes that the performance of the S&P 500 is representative of the performance of publicly traded common stocks in general. The median market capitalization of the stocks in the S&P 500 Index is approximately $15.97 billion.

The Fund may invest in futures contracts in an attempt to minimize the performance variation between the Fund and the index. This performance gap occurs because, unlike the index, the Fund must pay operating expenses and contend with the flow of cash in and out of the portfolio. While the Manager expects the Fund’s performance to closely represent the index, the Fund will generally underperform the index.

Principal Risks

Market Exposure Risk. The Fund is primarily invested in the U.S. stock market and is designed to passively track the performance of the large cap sector. In an attempt to accurately track the performance of the S&P 500 Index, the Fund does not intend to take steps to reduce its market exposure in any market.

Stock Market Risk. The chance that stock prices overall will decline. The Fund’s target index may, at times, become focused in stocks of a particular sector, category or group of companies, which could cause the Fund to underperform the overall stock market.

Economic and Political Risks. The impact of positive or negative economic and political events could be short-term (by causing a change in the market that is corrected in a year or less) or long-term (by causing a change in the market that may last for many years). Events may affect one sector of the economy or a single stock, but may not have a significant impact on the overall market.

Large Company Investing Risk. The Fund invests in large companies from many sectors. In doing so, the Fund is not as sensitive to the movements of a single company’s stock or a single economic sector. However, during periods where alternative investments such as midcap stocks, smallcap stocks, bonds and money market instruments outperform largecap stocks, we expect the performance of the Fund to underperform other mutual funds that invest in these alternative categories.

1

Investment Style Risk. The S&P 500 Index is a capitalization weighted index, meaning companies are weighted based on their size. Thus, poor performance of the largest companies could result in negative performance of the index and the Fund.

Stock Futures Risk. Although the Fund’s primary risks are associated with changes in the stock market, there are other risks associated with the Fund. These risks generally apply to how well the Fund tracks the index. For example, the Fund invests in futures contracts to the extent that it holds cash in the portfolio. If these futures contracts do not track the index, the Fund’s performance relative to the index will change.

Bar Chart and Performance Table

The bar chart shows calendar year returns and the average annual total return table indicates risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. These figures assume that all distributions are reinvested. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results. Updated performance information may be obtained on our website www.sheltoncap.com or by calling 1-800-955-9988.

Best Quarter: 15.52% (Q2, 2009)
Worst Quarter: -21.68% (Q4, 2008)
Year to date performance as of 9/30/13: 19.03%
Date of inception: 10/16/03

*	Not annualized

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Return (for the period ended 12/31/12)

S&P 500 Index Fund	1 year	5 years	Since Inception
Return Before Taxes	15.01%	1.17%	4.87%
Return After Taxes on Distributions	14.67%	0.69%	4.45%
Return After Taxes on Distributions and Sale of Fund Shares	9.84%	0.70%	3.96%
S&P 500 Composite Stock Price Index1	15.99%	1.66%	5.51%

1	Reflects no deductions for sales charges, commissions, expenses or taxes. It is not possible to invest directly in an index.

Investment Adviser

Shelton Capital Management, a California Limited Partnership (“SCM” or the “Advisor”), serves as the investment advisor for the Fund.

Portfolio Manager

Stephen C. Rogers, Portfolio Manager and Chairman of the Funds, has been the Fund’s portfolio manager since 2003.

Purchase and Sale of Fund Shares

The Fund’s initial and subsequent investment minimums are as follows:

	Minimum Initial Investment	Minimum Subsequent Investment
Accounts with Automatic Investment Plan (“AIP”)*	$500	$100
All other Funds’ accounts	$1,000	$100

*	A minimum monthly contribution of $100 is required for AIP accounts. For additional information on our AIP program, see section titled “Automatic Investment Plan” in the Prospectus.

You may redeem all or a portion of your shares on any business day that the Funds are open for business by mail, by check, by exchange, by wire, by electronic funds transfer, by accessing our website (www.sheltoncap.com) or by telephone (800) 955-9988.

Taxes

Dividends and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

2

S&P MIDCAP INDEX FUND
Ticker Symbol: MIDKX

Investment Objective

The Fund’s investment objective is to attempt to replicate the performance of medium-sized U.S. companies as measured by the S&P MidCap 400 Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Fund.

Shareholder Fees
(fee paid directly from your investment)
Sales and redemption charges	none
Annual account fee	$10.00

Annual Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.40%
Distribution (12b-1) fees	0.25%
Other expenses	0.49%
Total annual operating expenses	1.14%
Fee Waiver and/or Expense Reimbursement*	(0.06)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense	1.08%

*
The Fund’s investment manager, Shelton Capital Management, has contractually agreed to reimburse expenses incurred by the Fund to the extent that total annual fund operating expenses exceed 1.08% until January 2, 2015. This agreement may only be terminated with the approval of the Board of Trustees of the Fund. Shelton Capital Management may be reimbursed for any foregone advisory fees or unreimbursed expenses within three fiscal years following a particular reduction or expense, but only to the extent the reimbursement does not cause the Fund to exceed applicable expense limits and the effect of the reimbursement is measured after all ordinary operating expenses are calculated. Any such reimbursement is subject to the review and approval of the Fund’s Board of Trustees.

Example of Expenses

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$120	$386	$670	$1,474

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 8% of the average value of its portfolio.

Principal Investment Strategies

The S&P MidCap Index includes the common stocks of 400 medium-sized U.S. companies from a broad range of industries. Standard & Poor’s, the company that maintains the index, makes all determinations regarding the inclusion of stocks in the index. Each stock is weighted in proportion to its total market value.

The Fund is passively managed. It invests primarily in the stocks that make up the S&P MidCap Index so that the weighting of each stock in the portfolio approximates the index. The Manager’s goal is to maintain a return correlation of at least .95 to the S&P MidCap Index (a return correlation of 1.0 is perfect). Under normal market conditions, it is the Fund’s policy to invest at least 80% of its total assets (which includes the amount of any borrowings for investment purposes) in the underlying stocks of the index. The MidCap Index is a well-known stock market index that includes common stocks of companies representing approximately 8.10% of the total market index as measured by the S&P Composite 1500. As of December 3, 2013 companies included in the MidCap Index range from $908 million to $11.74 billion in market capitalization. The median market capitalization of the stocks in the MidCap Index is approximately $3.59 billion.

The Fund may invest in futures contracts in an attempt to minimize the performance variation between the Fund and the index. This performance gap occurs because, unlike the index, the Fund must pay operating expenses and contend with the flow of cash in and out of the portfolio. While the Manager expects the Fund’s performance to closely represent the index, the Fund will generally underperform the index.

Principal Risks

Market Exposure Risk. The Fund is primarily invested in the U.S. stock market and is designed to passively track the performance of the midcap sector. In an attempt to accurately track the performance of the S&P MidCap 400 Index, the Fund does not intend to take steps to reduce its market exposure in any market.

Stock Market Risk. The chance that stock prices overall will decline. The Fund’s target index may, at times, become focused in stocks of a particular sector, category or group of companies, which could cause the Fund to underperform the overall stock market.

Economic and Political Risks. The impact of positive or negative economic and political events could be short-term (by causing a change in the market that is corrected in a year or less) or long-term (by causing a change in the market that may last for many years). Events may affect one sector of the economy or a single stock, but may not have a significant impact on the overall market.

Medium Company Investing Risk. The Fund invests in medium-sized companies from many sectors. In doing so, the Fund is not as sensitive to the movements of a single company’s stock or a single economic sector. However, during periods where alternative investments such as large cap stocks, small cap stocks, bonds and money market instruments out-perform mid cap stocks, we expect the performance of the Fund to underperform other mutual funds that invest in these alternative categories.

3

Investment Style Risk. The S&P MidCap Index is a capitalization weighted index, meaning companies are weighted based on their size. Thus, poor performance of the largest of these medium sized companies could result in negative performance of the index and the Fund.

Stock Futures Risk. Although the Fund’s primary risks are associated with changes in the stock market, there are other risks associated with the Fund. These risks generally apply to how well the Fund tracks the index. For example, the Fund invests in futures contracts to the extent that it holds cash in the portfolio. If these futures contracts do not track the index, the Fund’s performance relative to the index will change.

Bar Chart and Performance Table

The bar chart shows calendar year returns and the average annual total return table indicates risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. These figures assume that all distributions are reinvested. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results. Updated performance information may be obtained on our website www.sheltoncap.com or by calling 1-800-955-9988.

Best Quarter: 19.24% (Q3, 2009)
Worst Quarter: -25.63% (Q4, 2008)
Year to date performance as of 9/30/13: 12.50%
Date of inception: 10/16/03

*	Not annualized

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Return (for the period ended 12/31/12)

S&P MidCap Index Fund	1 year	5 years	Since Inception
Return Before Taxes	16.35%	4.06%	7.47%
Return After Taxes on Distributions	15.12%	3.42%	6.66%
Return After Taxes on Distributions and Sale of Fund Shares	11.90%	3.27%	6.35%
S&P MidCap 400 Index1	17.86%	5.14%	8.56%

1	Reflects no deductions for sales charges, commissions, expenses or taxes. It is not possible to invest directly in an index.

Investment Adviser

Shelton Capital Management, a California Limited Partnership (the “Advisor”), serves as the investment advisor for the Fund.

Portfolio Manager

Stephen C. Rogers, Portfolio Manager and Chairman of the Funds, has been the Fund’s portfolio manager since 2003.

Purchase and Sale of Fund Shares

The Fund’s initial and subsequent investment minimums are as follows:

	Minimum Initial Investment	Minimum Subsequent Investment
Accounts with Automatic Investment Plan (“AIP”)*	$500	$100
All other Funds’ accounts	$1,000	$100

*	A minimum monthly contribution of $100 is required for AIP accounts. For additional information on our AIP program, see section titled “Automatic Investment Plan” in the Prospectus.

You may redeem all or a portion of your shares on any business day that the Funds are open for business by mail, by check, by exchange, by wire, by electronic funds transfer, by accessing our website (www.sheltoncap.com) or by telephone at (800) 955-9988.

Taxes

Dividends and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4

S&P SMALLCAP INDEX FUND
Ticker Symbol: SMLKX

Investment Objective

The Fund’s investment objective is to attempt to replicate the performance of small-sized U.S. companies as measured by the S&P SmallCap 600 Stock Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Fund.

Shareholder Fees
(fee paid directly from your investment)
Sales and redemption charges	none

Annual Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.50%
Distribution (12b-1) fees	0.25%
Other expenses	0.64%
Total annual operating expenses	1.39%
Fee Waiver and/or Expense Reimbursement*	(0.15)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.24%

A $10 account fee may be charged to accounts with a balance of less than $10,000.

*
The Fund’s investment manager, Shelton Capital Management, has contractually agreed to reimburse expenses incurred by the Fund to the extent that total annual fund operating expenses exceed 1.24% until January 2, 2015. This agreement may only be terminated with the approval of the Board of Trustees of the Fund. Shelton Capital Management may be reimbursed for any foregone advisory fees or unreimbursed expenses within three fiscal years following a particular reduction or expense, but only to the extent the reimbursement does not cause the Fund to exceed applicable expense limits and the effect of the reimbursement is measured after all ordinary operating expenses are calculated. Any such reimbursement is subject to the review and approval of the Fund’s Board of Trustees.

Example of Expenses

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$126	$425	$746	$1,656

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.

Principal Investment Strategies

The S&P SmallCap 600 Index includes common stocks of 600 small U.S. companies from a broad range of industries. Standard & Poor’s, the company that maintains the index, makes all determinations regarding the inclusion of stocks in the index. Each stock is weighted in proportion to its total market value.

The Fund is passively managed. It invests primarily in the stocks that make up the S&P SmallCap 600 Index so that the weighting of each stock in the portfolio approximates the index. The Manager’s goal is to maintain a return correlation of at least .95 to the S&P SmallCap 600 Index (a return correlation of 1.0 is perfect). Under normal market conditions, it is the Fund’s policy to invest at least 80% of its total assets (which includes the amount of any borrowings for investment purposes) in the underlying stocks. The SmallCap Index is a well-known stock market index that includes common stocks of companies representing approximately 3.90% of the total market index as measured by the S&P Composite 1500. As of December 3, 2013, companies included in the SmallCap Index range from $125 million to $4.43 billion in market capitalization. The median market capitalization of the stocks in the SmallCap Index is approximately $1.03 billion.

The Fund may invest in futures contracts in an attempt to minimize the performance variation between the Fund and the index. This performance gap occurs because, unlike the index, the Fund must pay operating expenses and contend with the flow of cash in and out of the portfolio. While the Manager expects the Fund’s performance to closely represent the index, the Fund will generally underperform the index.

Principal Risks

Market Exposure Risk. The Fund is primarily invested in the U.S. stock market and is designed to passively track the performance of the smallcap sector. In an attempt to accurately track the performance of the S&P SmallCap 600 Index, the Fund does not intend to take steps to reduce its market exposure in any market.

Stock Market Risk. The chance that stock prices overall, will decline. The Fund’s target index may, at times, become focused in stocks of a particular sector, category or group of companies, which could cause the Fund to underperform the overall stock market.

Economic and Political Risks. The impact of positive or negative economic and political events could be short-term (by causing a change in the market that is corrected in a year or less) or long-term (by causing a change in the market that lasts for many years). Events may affect one sector of the economy or a single stock, but may not have a significant impact on the overall market.

Small Company Investing Risk. The Fund invests in small-sized companies from many sectors. In doing so, the Fund is not as sensitive to the movements of a single company’s stock or a single economic sector. However, during periods where alternative investments such as large cap stocks, mid cap stocks, bonds and money market instruments outperform small cap stocks, we expect the performance of the Fund to underperform other mutual funds that invest in these alternative categories.

The S&P SmallCap 600 Index is a capitalization weighted index, meaning companies are weighted based on their size. Thus, poor performance of the largest of these small sized companies could result in negative performance of the index and the Fund.

5

Stock Futures Risk. Although the Fund’s primary risks are associated with changes in the stock market, there are other risks associated with the Fund. These risks generally apply to how well the Fund tracks the index. For example, the Fund invests in futures contracts to the extent that it holds cash in the portfolio. If these futures contracts do not track the index, the Fund’s performance relative to the index will change.

Bar Chart and Performance Table

The bar chart shows calendar year returns and the average annual total return table indicates risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. These figures assume that all distributions are reinvested. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results. Updated performance information may be obtained on our website www.sheltoncap.com or by calling 1-800-955-9988.

Best Quarter: 19.43% (Q2, 2009)
Worst Quarter: -25.55% (Q4, 2008)
Year to date performance as of 9/30/13: 27.39%
Date of inception: 10/16/03

*	Not annualized

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Return (for the period ended 12/31/12)

S&P SmallCap Index Fund	1 year	5 years	Since Inception
Return Before Taxes	16.50%	4.34%	7.26%
Return After Taxes on Distributions	16.30%	3.50%	6.11%
Return After Taxes on Distributions and Sale of Fund Shares	10.72%	3.41%	5.95%
S&P SmallCap 600 Index1	16.32%	5.13%	8.19%

1	Reflects no deductions for sales charges, commissions, expenses or taxes. It is not possible to invest directly in an index.

Investment Adviser

Shelton Capital Management, a California Limited Partnership (the “Advisor”), serves as the investment advisor for the Fund.

Portfolio Manager

Stephen C. Rogers, Portfolio Manager and Chairman of the Funds, has been the Fund’s portfolio manager since 2003.

Purchase and Sale of Fund Shares

The Fund’s initial and subsequent investment minimums are as follows:

	Minimum Initial Investment	Minimum Subsequent Investment
Accounts with Automatic Investment Plan (“AIP”)*	$500	$100
All other Funds’ accounts	$1,000	$100

*	A minimum monthly contribution of $100 is required for AIP accounts. For additional information on our AIP program, see section titled “Automatic Investment Plan” in the Prospectus.

You may redeem all or a portion of your shares on any business day that the Funds are open for business by mail, by check, by exchange, by wire, by electronic funds transfer, by accessing our website (www.sheltoncap.com) or by telephone at (800) 955-9988.

Taxes

Dividends and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

6

SHELTON CORE VALUE FUND
Ticker Symbol: EQTKX

Investment Objective

The Fund’s investment objective is to seek to achieve a high level of income and capital appreciation (when consistent with high income) by investing primarily in income-producing U.S. equity securities.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Fund.

Shareholder Fees
(fee paid directly from your investment)
Sales and redemption charges	none

Annual Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.50%
Distribution (12b-1) fees	0.25%
Other expenses	0.59%
Total Annual Fund Operating Expense	1.34%

A $10 account fee may be charged to accounts with a balance of less than $10,000.

Example of Expenses

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$136	$425	$734	$1,613

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 5% of the average value of its portfolio.

Principal Investment Strategies

In order to meet its investment objectives the Fund invests primarily in U.S. equity securities which generate a relatively high level of dividend income (relative to other equities in the same industry) and have potential for capital appreciation. These securities will generally be stocks of medium and large U.S. corporations. It is the Fund’s policy that under normal market conditions it will invest at least 80% of its total assets (which includes the amount of any borrowings for investment purposes) in common stocks.

The Fund’s manager seeks to purchase equity securities for the Fund’s portfolio consistent with the Fund’s investment objectives, such as when the manager believes such securities have income producing potential, a potential for capital appreciation or value potential. The Fund’s manager generally will consider selling equity securities from the Fund’s portfolio when the manager believes that such securities are no longer consistent with the Fund’s investment objectives, other securities appear to offer more compelling opportunities, to meet redemption requests and in other circumstances that the manager deems appropriate and consistent with the Fund’s investment objectives.

Although the Fund will attempt to invest as much of its assets as is practical in income-producing stocks, the Fund may maintain a reasonable (up to 20%) position in US Treasury bills and money market instruments to meet redemption requests and other liquidity needs.

The Fund may invest in stock futures contracts when the Manager wants to keep the net assets of the fund fully invested in the equity markets but is holding some treasury bills or money market instruments in the portfolio. Utilizing futures allows the Manager to maintain a high percentage of the portfolio in the market while maintaining cash for liquidity needs.

Principal Risks

The Fund is subject to several risks, any of which could cause the Fund to lose money. The principal risks include:

Stock Market Risk. The stock market goes up and down every day. As with any investment whose performance is linked to these markets, the value of an investment in the Fund will change. During a declining stock market, an investment in this Fund would lose money.

Economic and Political Events Risks. Many factors will affect the performance of the stock market. Two major factors are economic and political events. The impact of positive or negative events could be short-term (by causing a change in the market that is corrected in a year or less) or long-term (by causing a change in the market that may last for many years). Events may affect one sector of the economy or a single stock, but may not have a significant impact on the overall market.

Sector Risks. The Fund is primarily invested in U.S. value stocks and is designed to provide a dividend yield as well as potential for capital appreciation. At times the Fund may hold a concentrated position in the banking and financial sector, therefore the Funds’ performance may be significantly impacted by the performance of this sector.

Large and Medium-Sized Company Risks and Value Investing Risks. The Fund invests in large and medium-sized companies from many sectors. In doing so, the Fund is not as sensitive to the movements of a single company’s stock or a single economic sector. However, during periods where alternative investments such as growth stocks, small cap stocks, bonds and

7

money market instruments outperform value stocks, we expect the performance of the Fund to underperform other mutual funds that invest in these alternative categories.

Stock Futures Risk. The Fund’s primary risks are associated with changes in the stock market, however, there are other risks associated with the Fund. For example, the Fund may invest in futures contracts to the extent that it holds cash in the portfolio. If these futures contracts owned by the Fund do not perform well, the Fund’s performance will be impacted.

Option Writing Risk. The Fund’s call option writing (selling) strategy may limit its opportunity to gain from an increase in the market value of its equity portfolio and, conversely, may not reduce the extent of Fund losses during market declines. When the Fund has written a call option on an ETF that tracks an index and is trading at a premium to its net asset value, the Fund may lose money on its written call option.

All mutual funds take investment risk. Therefore, it is possible to lose money by investing in the Fund.

Bar Chart and Performance Table

The bar chart shows calendar year returns and the average annual total return table indicates risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. These figures assume that all distributions are reinvested. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results. Updated performance information may be obtained on our website www.sheltoncap.com or by calling 1-800-955-9988.

Best Quarter: 18.52% (Q2, 2009)
Worst Quarter: -20.09% (Q4, 2008)
Year to date performance as of 9/30/13: 20.07%
Date of inception: 10/16/03

*	Not annualized

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Return (for the period ended 12/31/12)

Shelton Core Value Fund	1 year	5 years	Since Inception
Return Before Taxes	11.62%	2.86%	5.98%
Return After Taxes on Distributions	11.08%	2.40%	5.40%
Return After Taxes on Distributions and Sale of Fund Shares	7.54%	2.16%	4.92%
S&P/Citigroup Value Index1	17.75%	(0.11)%	5.33%
S&P 500 Composite Stock Price Index1	15.99%	1.16%	5.51%

1	Reflects no deductions for sales charges, commissions, expenses or taxes. It is not possible to invest directly in an index.

Investment Adviser

Shelton Capital Management, a California Limited Partnership (the “Advisor”), serves as the investment advisor for the Fund.

Portfolio Manager

Stephen C. Rogers, Portfolio Manager and Chairman of the Funds, has been the Fund’s portfolio manager since 2003.

Purchase and Sale of Fund Shares

The Fund’s initial and subsequent investment minimums are as follows:

	Minimum Initial Investment	Minimum Subsequent Investment
Accounts with Automatic Investment Plan (“AIP”)*	$500	$100
All other Funds’ accounts	$1,000	$100

*	A minimum monthly contribution of $100 is required for AIP accounts. For additional information on our AIP program, see section titled “Automatic Investment Plan” in the Prospectus.

You may redeem all or a portion of your shares on any business day that the Funds are open for business by mail, by check, by exchange, by wire, by electronic funds transfer, by accessing our website (www.sheltoncap.com) or by telephone at (800) 955-9988.

Taxes

Dividends and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

8

NASDAQ-100 INDEX FUND
Ticker Symbol: NDXKX

Investment Objective

The Fund’s investment objective is to attempt to replicate the performance of the largest non-financial companies as measured by the Nasdaq-100 Index®.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Fund.

Shareholder Fees
(fee paid directly from your investment)
Sales and redemption charges	none

Annual Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.50%
Distribution (12b-1) fees	0.25%
Other expenses	0.58%
Total annual operating expenses	1.33%
Fee Waiver and/or Expense Reimbursement*	(0.34)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.99%

A $10 account fee may be charged to accounts with a balance of less than $10,000.

*
The Fund’s investment manager, Shelton Capital Management, has contractually agreed to reimburse expenses incurred by the Fund to the extent that total annual fund operating expenses exceed 0.99% until January 2, 2015. This agreement may only be terminated with the approval of the Board of Trustees of the Fund. Shelton Capital Management may be reimbursed for any foregone advisory fees or unreimbursed expenses within three fiscal years following a particular reduction or expense, but only to the extent the reimbursement does not cause the Fund to exceed applicable expense limits and the effect of the reimbursement is measured after all ordinary operating expenses are calculated. Any such reimbursement is subject to the review and approval of the Fund’s Board of Trustees.

Example of Expenses

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$101	$388	$696	$1,572

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 13% of the average value of its portfolio.

Principal Investment Strategies

The Fund is managed passively in that the Manager is seeking to replicate the performance of the Nasdaq-100 Index®. To do this, the Fund invests primarily in the stocks comprising this index. The Fund will attempt to buy stocks so that the holdings in the portfolio approximate those of the Nasdaq-100 Index®. The Manager’s goal is to maintain a return correlation of at least 0.95 to the Nasdaq-100 Index® (a return correlation of 1.0 is perfect). Under normal market conditions, it is the Fund’s policy to invest at least 80% of its total assets (which includes the amount of any borrowings for investment purposes) in the stocks comprising the index.

The Fund may invest in securities issued by other investment companies if those companies invest in securities consistent with the Fund’s investment objective and policies. Companies included in The Nasdaq-100 Stock Index range from $4.25 billion to $509.54 billion in market capitalization as of December 3, 2013. The majority of portfolio transactions in the Fund (other than those made in response to shareholder activity) will be made to adjust the Fund’s portfolio to track the Index or to reflect occasional changes in the Index’s composition.

The Fund may invest in futures contracts. The Fund generally maintains some short-term securities and cash equivalents in the portfolio to meet redemptions and needs for liquidity. The Manager will typically buy futures contracts so that the market value of the futures contracts is as close to the cash balance as possible. This helps minimize the tracking error of the Fund.

Principal Risks

Market Exposure Risk. The Fund primarily invests in U.S. stocks and is designed to track the overall performance of the Nasdaq-100 Index®. In an attempt to accurately represent the Index, the Fund will typically not take steps to reduce its market exposure including in a declining market.

Stock Market Risk.The chance that stock prices overall, will decline. The Fund’s target index may, at times, become focused in stocks of a particular sector, category or group of companies, which could cause the Fund to underperform the overall stock market.

Economic and Political Risks. The impact of positive or negative economic and political events could be short-term by causing a change in the market that is corrected in a year or less; or they may have long-term impacts which may cause changes in the market that may last for many years. Some factors may affect changes in one sector of the economy or one stock, but don’t have an impact on the overall market. The particular sector of the economy or the individual stock may be affected for a short or long-term.

Investment Style Risk. The Fund invests in the largest, non-financial companies that are traded on the Nasdaq Stock Market. They may comprise various sectors of the economy, but are currently concentrated in the technology sector. During periods in which the Nasdaq-100 Index underperforms alternative investments such as bond, money market and alternative stock sectors, the Manager expects the Fund to underperform other mutual funds that invest in these alternative categories.

Concentration Risk. The Nasdaq-100 Index is a modified-capitalization weighted index, meaning that except for some modifications; companies are weighted based on their size. Thus, poor performance of the largest companies within the index

9

could result in negative performance of the index and the Fund. Additionally, the significant concentration of technology stocks makes the Fund’s performance particularly sensitive to this specific sector. Negative performance in the technology sector will result in negative fund performance.

Other Investment Companies Investment Risk. To the extent the Fund invests in securities issued by other investment companies, the Fund, as a shareholder in another investment company, bears its ratable share of that investment company’s expenses, including advisory and administration fees, resulting in an additional layer of management fees and expenses for Fund shareholders.

Bar Chart and Performance Table

The bar chart shows calendar year returns and the average annual return table indicates risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. These figures assume that all distributions are reinvested. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results. Updated performance information may be obtained on our website www.sheltoncap.com or by calling 1-800-955-9988.

Best Quarter: 19.22% (Q2, 2009)
Worst Quarter: -23.72% (Q4, 2008)
Year to date performance as of 9/30/13: 22.29%
Date of inception: 10/16/03

*	Not annualized

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Return (for the period ended 12/31/12)

Nasdaq-100 Index Fund	1 year	5 years	Since Inception
Return Before Taxes	17.96%	5.33%	6.86%
Return After Taxes on Distributions	17.89%	5.30%	6.84%
Return After Taxes on Distributions and Sale of Fund Shares	11.68%	4.58%	6.03%
Nasdaq-100 Index1	18.33%	5.90%	7.07%

1	Reflects no deductions for sales charges, commissions, expenses or taxes. It is not possible to invest directly in an index.

Investment Adviser

Shelton Capital Management, a California Limited Partnership (the “Advisor”), serves as the investment Advisor for the Fund.

Portfolio Manager

Stephen C. Rogers, Portfolio Manager and Chairman of the Funds, has been the Fund’s portfolio manager since 2003.

Purchase and Sale of Fund Shares

The Fund’s initial and subsequent investment minimums are as follows:

	Minimum Initial Investment	Minimum Subsequent Investment
Accounts with Automatic Investment Plan (“AIP”)*	$500	$100
All other Funds’ accounts	$1,000	$100

*	A minimum monthly contribution of $100 is required for AIP accounts. For additional information on our AIP program, see section titled “Automatic Investment Plan” in the Prospectus.

You may redeem all or a portion of your shares on any business day that the Funds are open for business by mail, by check, by exchange, by wire, by electronic funds transfer, by accessing our website (www.sheltoncap.com) or by telephone at (800) 955-9988.

Taxes

Dividends and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

10

EUROPEAN GROWTH & INCOME FUND
Ticker Symbol: EUGKX

Investment Objective

The Fund’s investment objective is to seek to provide long-term capital appreciation and income by investing in large-sized European companies.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Fund.

Shareholder Fees
(fee paid directly from your investment)
Sales and redemption charges	none

Annual Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.85%
Distribution (12b-1) fees	0.25%
Other expenses	0.78%
Total annual operating expenses	1.88%
Fee Waiver and/or Expense Reimbursement*	(0.38)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.50%

A $10 account fee may be charged to accounts with a balance of less than $10,000.

*
The Fund’s investment manager, Shelton Capital Management, has contractually agreed to reimburse expenses incurred by the Fund to the extent that total annual fund operating expenses exceed 1.50% until January 2, 2015. This agreement may only be terminated with the approval of the Board of Trustees of the Fund. Shelton Capital Management may be reimbursed for any foregone advisory fees or unreimbursed expenses within three fiscal years following a particular reduction or expense, but only to the extent the reimbursement does not cause the Fund to exceed applicable expense limits and the effect of the reimbursement is measured after all ordinary operating expenses are calculated. Any such reimbursement is subject to the review and approval of the Fund’s Board of Trustees.

Example of Expenses

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$153	$554	$981	$2,170

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 3% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to invest primarily in the sponsored and non-sponsored American Depository Receipts, commonly referred to as ADRs stocks of large-sized companies located in Europe. In selecting securities, the Fund attempts to use the Dow Jones European STOXX 50 Index as a target portfolio and a basis for selecting investments. Most companies considered for the Fund will have market capitalizations of at least $10 billion (U.S. dollars).

The Fund invests principally using sponsored and non-sponsored ADRs. ADRs are traded on U.S. stock exchanges and are available for some, but not all, securities that make up the target portfolio. If a company that is in the target portfolio does not have an ADR available on a U.S. exchange or if, in the Manager’s opinion, the Fund is better served, the Manager will invest in ADRs of other companies that the Manager believes best serve the Fund and its investors.

The Fund is not considered an index fund because it will not attempt to precisely track the performance or invest in securities that make up the Dow Jones European STOXX 50 Index. However, similar to index funds, the Fund will generally remain fully invested and its performance will track the Dow Jones European STOXX 50 Index to the extent that the Fund is successful in investing in the companies that make up the index. Additionally, the Manager will attempt to minimize portfolio turnover.

Under normal market conditions, it is the Fund’s policy to invest 80% of its total assets (which includes the amount of any borrowings for investment purposes) in ADRs of companies located in Europe. The Manager may elect to purchase futures contracts and/or options to attempt to remain fully invested in the markets. This percentage of futures held in the portfolio will typically not exceed the cash (or cash equivalents) balance of the Fund.

Principal Risks

Stock Market Risk. The stock markets go up and down every day. As with any investment whose performance is linked to these markets, the value of your investment in the Fund will fluctuate. If the Fund’s value drops during the period in which you hold the Fund, you could lose money.

Foreign Investment Risk. Although the Fund principally invests in ADRs which are traded in U.S. denominations on U.S. stock markets, there is still some underlying foreign investment risk. For example, because foreign companies operate differently than U.S. companies, the Fund may encounter risks not typically associated with those of U.S. companies. For instance, foreign companies are not subject to the same accounting, auditing, and financial reporting standards and procedures as required from U.S. companies; and their stocks may not be as liquid as the stocks of similar U.S. companies. In addition, foreign stock exchanges, brokers, and companies generally have less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively impact the return of the Fund.

Country Risk. The chance that a country’s economy will be hurt by political troubles, financial problems, or natural disasters.

Currency Risk. The chance that returns will be hurt by a rise in the value of one currency against the value of another.

11

Liquidity Risk. There is also liquidity risk with ADRs, some of which may have a low daily trading volume. In the event the Fund is forced to liquidate its holdings of an ADR with limited trading volume, it is likely that the Fund would be forced to sell the ADR at a price lower than what it might otherwise receive.

Bar Chart and Performance Table

The bar chart shows calendar year returns and the average annual total return table indicates risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. These figures assume that all distributions are reinvested. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results. Updated performance information may be obtained on our website www.sheltoncap.com or by calling 1-800-955-9988.

Best Quarter: 23.55% (Q2, 2009)
Worst Quarter: -23.25% (Q3, 2011)
Year to date performance as of 9/30/13:12.48%
Date of inception: 10/16/03

*	Not annualized

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Return (for the period ended 12/31/12)

European Growth & Income Fund	1 year	5 years	Since Inception
Return Before Taxes	15.02%	(5.11)%	4.28%
Return After Taxes on Distributions	14.01%	(5.91)%	3.57%
Return After Taxes on Distributions and Sale of Fund Shares	9.70%	(4.73)%	3.30%
Dow Jones European Stoxx 50 Index1	14.74%	(5.48)%	4.85%

1	Reflects no deductions for sales charges, commissions, expenses or taxes. It is not possible to invest directly in an index.

Investment Adviser

Shelton Capital Management, a California Limited Partnership (the “Advisor”), serves as the investment advisor for the Fund.

Portfolio Manager

Stephen C. Rogers, Portfolio Manager and Chairman of the Funds, has been the Fund’s portfolio manager since 2003.

Purchase and Sale of Fund Shares

The Fund’s initial and subsequent investment minimums are as follows:

	Minimum Initial Investment	Minimum Subsequent Investment
Accounts with Automatic Investment Plan (“AIP”)*	$500	$100
All other Funds’ accounts	$1,000	$100

*	A minimum monthly contribution of $100 is required for AIP accounts. For additional information on our AIP program, see section titled “Automatic Investment Plan” in the Prospectus.

You may redeem all or a portion of your shares on any business day that the Funds are open for business by mail, by check, by exchange, by wire, by electronic funds transfer, by accessing our website (www.sheltoncap.com) or by telephone at (800) 955-9988.

Taxes

Dividends and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

12

U.S. GOVERNMENT SECURITIES FUND
Ticker Symbol: CAUKX

Investment Objective

The Fund’s investment objective is to seek liquidity, safety from credit risk and as high a level of income as is consistent with these objectives.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Fund.

Shareholder Fees
(fee paid directly from your investment)
Sales and redemption charges	none

Annual Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.50%
Distribution (12b-1) fees	0.25%
Other expenses	0.61%
Total annual operating expenses	1.36%
Fee Waiver and/or Expense Reimbursement*	(0.12)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.24%

A $10 account fee may be charged to accounts with a balance of less than $10,000.

*
The Fund’s investment manager, Shelton Capital Management, has contractually agreed to reimburse expenses incurred by the Fund to the extent that total annual fund operating expenses exceed 1.24% until January 2, 2015. This agreement may only be terminated with the approval of the Board of Trustees of the Fund. Shelton Capital Management may be reimbursed for any foregone advisory fees or unreimbursed expenses within three fiscal years following a particular reduction or expense, but only to the extent the reimbursement does not cause the Fund to exceed applicable expense limits and the effect of the reimbursement is measured after all ordinary operating expenses are calculated. Any such reimbursement is subject to the review and approval of the Fund’s Board of Trustees.

Example of Expenses

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$126	$419	$733	$1,625

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 6% of the average value of its portfolio.

Principal Investment Strategies

In order to meet its investment objective, the Fund invests primarily in high-quality bonds whose interest is guaranteed by the full faith and credit of the United States government and its agencies or instrumentalities.

The government securities in which the Fund invests primarily includes U.S. Treasury Securities and Government National Mortgage Association (GNMA) Certificates. Under normal market conditions, it is the Fund’s policy to invest at least 80% of its total assets (which includes the amount of any borrowings for investment purposes) in securities issued by the U.S. government and its agencies and instrumentalities.

The Fund invests in intermediate and long-term fixed income securities. While the Fund is not limited to any duration, the Fund’s manager generally seeks to target the Fund’s dollar weighted average portfolio duration in a range between three to twelve years. During periods where alternative investments such as stocks and money market instruments outperform bonds, the Fund’s manager expects the performance of the Fund to underperform other mutual funds that invest in these alternative strategies.

The Fund’s manager seeks to purchase securities for the Fund’s portfolio consistent with the Fund’s investment objectives, such as when the manager believes such securities will provide the best balance between risk and return within the Fund’s range of allowable investments. Generally, the manager selects a balance between U.S. Treasury bonds and GNMA pass-through securities in an attempt to maximize the overall performance of the Fund. The Fund’s manager generally will consider selling such securities from the Fund’s portfolio when the manager believes that such securities are no longer consistent with the Fund’s investment objective, when altering the duration of the fund or the balance or investments among treasuries and GNMAs, to meet redemption requests and in other circumstances that the manager deems appropriate and consistent with the Fund’s investment objective.

Principal Risks

The Fund is subject to several risks, any of which could cause the Fund to lose money. The principal risks include:

Interest rate Risk. The chance that bond prices overall will decline over short and long-term periods due to rising interest rates. This is the primary risk of this Fund.

Income Risk. The chance that declining interest rates will reduce the amount of income paid by the Fund over long periods of time.

Call Risk. The chance that during declining interest rates, the bond issuer will call or prepay a high-yielding bond before the bond’s maturity date. This would force the Fund to purchase lower yielding bonds which would reduce the income generated from the portfolio and could potentially result in capital gains paid out by the Fund.

Prepayment Risk is similar to call risk. In the case of GNMA securities, payments to the Fund are based on payments from the underlying mortgages. During periods where homeowners refinance their mortgages, these securities are paid off and the Fund may have to reinvest the principal in lower yielding securities. This would reduce the income generated from the portfolio.

13

Management Risk. The chance that poor security selection will cause the Fund to underperform other mutual funds with similar investment objectives.

All mutual funds take investment risk. Therefore, it is possible to lose money by investing in the Fund.

Bar Chart and Performance Table

The bar chart shows calendar year returns and the average total return table indicates risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. These figures assume that all distributions are reinvested. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results. Updated performance information may be obtained on our website www.sheltoncap.com or by calling 1-800-955-9988.

Best Quarter: 5.44% (Q2, 2010)
Worst Quarter: -5.17% (Q2, 2009)
Year to date performance as of 9/30/13: -2.39%
Date of inception: 10/16/03

*	Not annualized

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Return (for the period ended 12/31/12)

U.S. Government Securities Fund	1 year	5 years	Since Inception
Return Before Taxes	0.34%	2.87%	3.14%
Return After Taxes on Distributions	(0.44)%	2.10%	2.12%
Return After Taxes on Distributions and Sale of Fund Shares	0.00%	2.02%	2.16%
Barclays GNMA Index1	2.43%	6.02%	5.45%
Barclays Treasury Index1	1.98%	5.39%	4.85%

1	Reflects no deductions for sales charges, commissions, expenses or taxes. It is not possible to invest directly in an index.

Investment Adviser

Shelton Capital Management, a California Limited Partnership (the “Advisor”), serves as the investment Advisor for the Fund.

Portfolio Managers

William Mock, Portfolio Manager and Treasurer of the Fund, has been the Fund’s portfolio manager since 2010.

Stephen C. Rogers, Co-Portfolio Manager and Chairman of the Funds, has been the Fund’s co-portfolio manager since 2003.

Purchase and Sale of Fund Shares

The Fund’s initial and subsequent investment minimums are as follows:

	Minimum Initial Investment	Minimum Subsequent Investment
Accounts with Automatic Investment Plan (“AIP”)*	$500	$100
All other Funds’ accounts	$1,000	$100

*	A minimum monthly contribution of $100 is required for AIP accounts. For additional information on our AIP program, see section titled “Automatic Investment Plan” in the Prospectus.

You may redeem all or a portion of your shares on any business day that the Funds are open for business by mail, by check, by exchange, by wire, by electronic funds transfer, by accessing our website (www.sheltoncap.com) or by telephone at (800) 955-9988.

Taxes

Dividends and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

14

SHORT-TERM U.S. GOVERNMENT BOND FUND
Ticker Symbol: STUKX

Investment Objective

The Fund’s investment objective is to seek liquidity, safety from credit risk, preservation of investors principal and as high a level of income as is consistent with these objectives.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Fund.

Shareholder Fees
(fee paid directly from your investment)
Sales and redemption charges	none

Annual Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.50%
Distribution (12b-1) fees	0.25%
Other expenses	0.82%
Total annual operating expenses	1.57%
Fee Waiver and/or Expense Reimbursement*	(0.48)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.09%

A $10 account fee may be charged to accounts with a balance of less than $10,000.

*
The Fund’s investment manager, Shelton Capital Management, has contractually agreed to reimburse expenses incurred by the Fund to the extent that total annual fund operating expenses exceed 1.09% until January 2, 2015. This agreement may only be terminated with the approval of the Board of Trustees of the Fund. Shelton Capital Management may be reimbursed for any foregone advisory fees or unreimbursed expenses within three fiscal years following a particular reduction or expense, but only to the extent the reimbursement does not cause the Fund to exceed applicable expense limits and the effect of the reimbursement is measured after all ordinary operating expenses are calculated. Any such reimbursement is subject to the review and approval of the Fund’s Board of Trustees.

Example of Expenses

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$110	$446	$805	$1,816

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 50% of the average value of its portfolio.

Principal Investment Strategies

The Fund typically invests in short and intermediate-term fixed income securities whose principal and interest are backed by the full faith and credit of the U.S. Federal Government and its agencies or instrumentalities. The Manager will invest at least 80% of the Fund’s assets (which includes the amount of any borrowings for investment purposes) in securities issued by the U.S. government and its agencies or instrumentalities. In addition, the Manager may invest in higher yielding securities which are not backed by the full faith and credit of the U.S. Federal Government. The Fund intends to maintain an average duration between 0 and 3 years in an effort to reduce share price volatility. The Fund’s manager generally will consider selling fixed income securities from the Fund’s portfolio when the manager believes that such securities are no longer consistent with the Fund’s investment objectives, other securities appear to offer more compelling opportunities, to meet redemption requests and in other circumstances that the manager deems appropriate consistent with the Fund’s investment objectives.

Principal Risks

This Fund tends to be conservative in nature. However, it is subject to several risks, any of which could cause the Fund to lose money. These include:

Interest rate Risk. The chance that bond prices overall will decline over short and long-term periods due to rising interest rates.

Income Risk. The chance that declining interest rates will reduce the amount of income paid by the Fund. Income risk is generally moderate for short and intermediate-term bonds.

Call Risk The chance that during declining interest rates, the bond issuer will call or prepay a high-yielding bond before the bond’s maturity date. This would force the Fund to purchase lower yielding bonds which would reduce the income generated from the portfolio and could potentially result in capital gains paid out by the Fund.

Prepayment Risk is similar to call risk. In the case of GNMA securities, payments to the Fund are based on payments from the underlying mortgages. During periods where homeowners refinance their mortgages, these securities are paid off and the Fund may have to reinvest the principal in lower yielding securities. This would reduce the income generated from the portfolio.

Management Risk. The chance that the Manager’s security selection strategy may cause the Fund to underperform other mutual funds with similar investment objectives.

15

Bar Chart and Performance Table

The bar chart shows calendar year returns and the average annual total return table indicates risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. These figures assume that all distributions are reinvested. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results. Updated performance information may be obtained on our website www.sheltoncap.com or by calling 1-800-955-9988.

Best Quarter: 2.65% (Q1, 2008)
Worst Quarter: -1.09% (Q2, 2008)
Year to date performance as of 9/30/13: -0.49%
Date of inception: 10/16/03

*	Not annualized

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Return (for the period ended 12/31/12)

Short-Term U.S. Government Bond Fund	1 year	5 years	Since Inception
Return Before Taxes	(0.75)%	1.16%	1.66%
Return After Taxes on Distributions	(0.76)%	0.86%	1.13%
Return After Taxes on Distributions and Sale of Fund Shares	(0.45)%	0.83%	1.11%
Barclays 1-3 yr. Treasury Index1	0.43%	2.34%	2.77%

1	Reflects no deductions for sales charges, commissions, expenses or taxes. It is not possible to invest directly in an index.

Investment Adviser

Shelton Capital Management, a California Limited Partnership (the “Advisor”), serves as the investment Advisor for the Fund.

Portfolio Managers

William Mock, Portfolio Manager and Treasurer of the Fund, has been the Fund’s portfolio manager since 2010.

Stephen C. Rogers, Co-Portfolio Manager and Chairman of the Funds, has been the Fund’s co-portfolio manager since 2003.

Purchase and Sale of Fund Shares

The Fund’s initial and subsequent investment minimums are as follows:

	Minimum Initial Investment	Minimum Subsequent Investment
Accounts with Automatic Investment Plan (“AIP”)*	$500	$100
All other Funds’ accounts	$1,000	$100

*	A minimum monthly contribution of $100 is required for AIP accounts. For additional information on our AIP program, see section titled “Automatic Investment Plan” in the Prospectus.

You may redeem all or a portion of your shares on any business day that the Funds are open for business by mail, by check, by exchange, by wire, by electronic funds transfer, by accessing our website (www.sheltoncap.com) or by telephone at (800) 955-9988.

Taxes

Dividends and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

16

THE UNITED STATES TREASURY TRUST
Ticker Symbol: UTKXX

Investment Objective

The Fund’s investment objective is to seek high current income exempt from state income taxes while maintaining a stable net asset value of $1.00 per share.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Fund.

Shareholder Fees
(fee paid directly from your investment)
Sales and redemption charges	none

Annual Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.50%
Distribution (12b-1) fees	0.25%
Other expenses	0.51%
Total annual operating expenses	1.26%
Fee Waiver and/or Expense Reimbursement*	(0.23)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.03%

A $24 annual account fee is charged to accounts with a balance of less than $10,000.

*
The Fund’s investment manager, Shelton Capital Management, has contractually agreed to reimburse expenses incurred by the Fund to the extent that total annual fund operating expenses exceed 1.03% until January 2, 2015. This agreement may only be terminated with the approval of the Board of Trustees of the Fund. Shelton Capital Management may be reimbursed for any foregone advisory fees or unreimbursed expenses within three fiscal years following a particular reduction or expense, but only to the extent the reimbursement does not cause the Fund to exceed applicable expense limits and the effect of the reimbursement is measured after all ordinary operating expenses are calculated. Any such reimbursement is subject to the review and approval of the Fund’s Board of Trustees.

Example of Expenses

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$105	$377	$670	$1,502

Principal Investment Strategies

The Fund primarily invests its assets in high-quality, short-term Treasury bills whose interest is guaranteed by the full faith and credit of the United States government. The Fund generally buys only securities that have a maturity of less than 397 days, such that the fund’s weighted average maturity does not exceed the rule 2A-7 requirements, currently 60 days. Under normal market conditions, it is the Fund’s policy to invest at least 80% of its total assets (which includes the amount of any borrowings for investment purposes) in securities issued by the U.S. government, but as a general rule the percentage is much higher.

Principal Risks

The Fund is subject to some risks which could cause the Fund to lose money. It is important to remember that this Fund is not a FDIC-insured money market account. The risks include:

Interest rate Risk. The chance that short-term security prices overall will decline due to rising interest rates. In an extreme case, a short-term movement could potentially change the Fund’s share price to something other than the $1.00 target.

Income Risk. The chance that declining interest rates will reduce the amount of income paid by the Fund.

Management Risk. The chance that poor security selection will cause the Fund to underperform other mutual funds with similar investment objectives.

The securities that the Fund holds are backed by the full faith and credit of the United States federal government and are those that the Manager believes do not represent credit risk to the Fund. It is important to note that the U.S. government backs the securities held by the Fund, but not the Fund itself.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Fund seeks to preserve the $1.00 per share price, it is possible to lose money by investing in the Fund.

17

Bar Chart and Performance Table

The bar chart shows calendar year returns and the average annual total return table indicates risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. These figures assume that all distributions are reinvested. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results. Updated performance information may be obtained on our website www.sheltoncap.com or by calling 1-800-955-9988.

Best Quarter: 1.02% (Q4, 2006)

Worst Quarter: 0.00% (Q4, 2011)

Year to date performance as of 9/30/13: 0.00%

Date of inception: 10/16/03

*	Not annualized

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Return (for the period ended 12/31/12)

	1 year	5 years	Since Inception
The United States Treasury Trust	0.00%	0.15%	1.12%

Seven-day yield as of 12/31/12: 0.00%

To obtain a current 7-day yield for the Fund call toll-free 1-800-955-9988.

Investment Adviser

Shelton Capital Management, a California Limited Partnership (the “Advisor”), serves as the investment Advisor for the Fund.

Portfolio Managers

Stephen C. Rogers, Portfolio Manager and Chairman of the Funds, has been the Fund’s portfolio manager since 2003.

William Mock, Portfolio Manager and Treasurer of the Fund, has been the Fund’s portfolio manager since 2010.

Purchase and Sale of Fund Shares

The Fund’s initial and subsequent investment minimums are as follows:

	Minimum Initial Investment	Minimum Subsequent Investment
Accounts with Automatic Investment Plan (“AIP”)*	$500	$100
All other Funds’ accounts	$1,000	$100

*	A minimum monthly contribution of $100 is required for AIP accounts. For additional information on our AIP program, see section titled “Automatic Investment Plan” in the Prospectus.

You may redeem all or a portion of your shares on any business day that the Funds are open for business by mail, by check, by exchange, by wire, by electronic funds transfer, by accessing our website (www.sheltoncap.com) or by telephone at (800) 955-9988.

Taxes

Fund distributions may be taxed as ordinary income or capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account, although dividends paid by the fund from income earned on U.S. Treasury securities are exempt from state and local taxes in most states.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

18

Investment Objectives, Principal Strategies and Risks

S&P 500 Index Fund – The S&P 500 Index Fund seeks to replicate the total return of the U.S. stock market as measured by the S&P 500 Composite Stock Price Index. The S&P 500 Index Fund is a diversified mutual fund that seeks to provide investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor’s 500 Composite Stock Price Index.

The S&P 500 Index includes the common stocks of 500 leading U.S. companies from a broad range of industries. Standard & Poor’s, the company that maintains the index, makes all determinations regarding the inclusion of stocks in the index. Each stock is weighted in proportion to its total market value. The Fund is passively managed. It invests primarily in the stocks that make up the index so that the weighting of each stock in the portfolio approximates the index. The Manager’s goal is to maintain a return correlation of at least .95 to the S&P 500 Index (a return correlation of 1.0 is perfect). Under normal market conditions, it is the Fund’s policy to invest at least 80% of its total assets (which includes the amount of any borrowings for investment purposes) in the underlying stocks of the index. The Fund may invest in futures contracts in an attempt to minimize the performance variation between the Fund and the index. This performance gap occurs because, unlike the index, the Fund must pay operating expenses and contend with the flow of cash in and out of the portfolio. While the Manager expects the Fund’s performance to closely represent the index, the Fund will generally underperform the index.

Stock Market Risk. The stock market goes up and down every day. As with any investment whose performance is linked to these markets, the value of an investment in the Fund will change. During a declining stock market, an investment in this Fund would lose money.

Market Exposure Risk. The Fund is primarily invested in the U.S. stock market and is designed to passively track the performance of the large cap sector. In an attempt to accurately track the performance of the S&P 500 Index, the Fund does not intend to take steps to reduce its market exposure in any market.

Economic and Political Risks. The impact of positive or negative economic and political events could be short-term (by causing a change in the market that is corrected in a year or less) or long-term (by causing a change in the market that may last for many years). Events may affect one sector of the economy or a single stock, but may not have a significant impact on the overall market.

Large Company Investing and Investment Style Risks. The Fund invests in large companies from many sectors. In doing so, the Fund is not as sensitive to the movements of a single company’s stock or a single economic sector. However, during periods where investment alternatives such as mid cap stocks, small cap stocks, bonds and money market instruments outperform large cap stocks, we expect the performance of the Fund to underperform other mutual funds that invest in these alternatives. The S&P 500 Index is a capitalization weighted index, meaning companies are weighted based on their size. Thus, poor performance of the largest companies could result in negative performance of the index and the Fund.

Stock Futures Risk. Although the Fund’s primary risks are associated with changes in the stock market, there are other risks associated with the Fund. These risks generally apply to how well the Fund tracks the index. For example, the Fund invests in futures contracts to the extent that it holds cash in the portfolio. If these futures contracts do not track the index, the Fund’s performance relative to the index will change.

S&P MidCap Index Fund – The S&P MidCap Index Fund seeks to replicate the performance of medium-sized U.S. companies as measured by the S&P MidCap 400 Index. The S&P MidCap Index Fund is a diversified mutual fund that seeks to provide investment results that correspond to the total return of publicly traded common stocks of medium-size domestic companies, as represented by the S&P MidCap 400 Index.

The S&P MidCap Index includes the common stocks of 400 medium-sized U.S. companies from a broad range of industries. Standard & Poor’s, the company that maintains the index, makes all determinations regarding the inclusion of stocks in the index. Each stock is weighted in proportion to its total market value. The Fund is passively managed. It invests primarily in the stocks that make up the S&P MidCap Index so that the weighting of each stock in the portfolio approximates the index. The Manager’s goal is to maintain a return correlation of at least .95 to the S&P MidCap Index (a return correlation of 1.0 is perfect). Under normal market conditions, it is the Fund’s policy to invest at least 80% of its total assets (which includes the amount of any borrowings for investment purposes) in the underlying stocks of the index. The Fund may invest in futures contracts in an attempt to minimize the performance variation between the Fund and the index. This performance gap occurs because, unlike the index, the Fund must pay operating expenses and contend with the flow of cash in and out of the portfolio. While the Manager expects the Fund’s performance to closely represent the index, the Fund will generally underperform the index.

Stock Market Risk. The stock market goes up and down every day. As with any investment whose performance is linked to these markets, the value of an investment in the Fund will change. During a declining stock market, an investment in this Fund would lose money.

Market Exposure Risk. The Fund is primarily invested in the U.S. stock market and is designed to passively track the performance of the mid cap sector. In an attempt to accurately track the performance of the S&P MidCap 400 Index, the Fund does not intend to take steps to reduce its market exposure in any market.

Economic and Political Risks. The impact of positive or negative economic and political events could be short-term (by causing a change in the market that is corrected in a year or less) or long-term (by causing a change in the market that may last for many years). Events may affect one sector of the economy or a single stock, but may not have a significant impact on the overall market.

Medium-Sized Company Investing and Investment Style Risks. The Fund invests in medium-sized companies from many sectors. In doing so, the Fund is not as sensitive to the movements of a single company’s stock or a single economic sector. However, during periods where investment alternatives such as large cap stocks, small cap stocks, bonds and money market instruments out-perform midcap stocks, we expect the performance of the Fund to underperform other mutual funds that invest in these alternatives. The S&P MidCap Index is a capitalization weighted index, meaning companies are weighted based on their size. Thus, poor performance of the largest of these medium sized companies could result in negative performance of the index and the Fund.

19

Stock Futures Risk. Although the Fund’s primary risks are associated with changes in the stock market, there are other risks associated with the Fund. These risks generally apply to how well the Fund tracks the index. For example, the Fund invests in futures contracts to the extent that it holds cash in the portfolio. If these futures contracts do not track the index, the Fund’s performance relative to the index will change.

S&P SmallCap Index Fund – The S&P SmallCap Index Fund seeks to replicate the performance of small-sized U.S. companies as measured by the S&P SmallCap 600 Stock Index. The S&P SmallCap Index Fund is a diversified mutual fund that seeks to provide investment results that correspond to the total return of publicly traded common stocks of small-sized companies, as represented by the S&P SmallCap 600 Index.

The S&P SmallCap 600 Index includes common stocks of 600 small U.S. companies from a broad range of industries. Standard & Poor’s, the company that maintains the index, makes all determinations regarding the inclusion of stocks in the index. Each stock is weighted in proportion to its total market value. The Fund is passively managed. It invests primarily in the stocks that make up the S&P SmallCap 600 Index so that the weighting of each stock in the portfolio approximates the index. The Manager’s goal is to maintain a return correlation of at least .95 to the S&P SmallCap 600 Index (a return correlation of 1.0 is perfect). Under normal market conditions, it is the Fund’s policy to invest at least 80% of its total assets (which includes the amount of any borrowings for investment purposes) in the underlying stocks. The Fund may invest in futures contracts in an attempt to minimize the performance variation between the Fund and the index. This performance gap occurs because, unlike the index, the Fund must pay operating expenses and contend with the flow of cash in and out of the portfolio. While the Manager expects the Fund’s performance to closely represent the index, the Fund will generally underperform the index.

Stock Market Risk. The stock market goes up and down every day. As with any investment whose performance is linked to these markets, the value of an investment in the Fund will change. During a declining stock market, an investment in this Fund would lose money.

Market Exposure Risk. The Fund is primarily invested in the U.S. stock market and is designed to passively track the performance of the small cap sector. In an attempt to accurately track the performance of the S&P SmallCap 600 Index, the Fund does not intend to take steps to reduce its market exposure in any market. Many factors will affect the performance of the stock market.

Economic and Political Risks. The impact of positive or negative economic and political events could be short-term (by causing a change in the market that is corrected in a year or less) or long-term (by causing a change in the market that lasts for many years). Events may affect one sector of the economy or a single stock, but may not have a significant impact on the overall market.

Small Company Investing and Investment Style Risks. The Fund invests in small-sized companies from many sectors. In doing so, the Fund is not as sensitive to the movements of a single company’s stock or a single economic sector. However, during periods where investment alternatives such as large cap stocks, mid cap stocks, bonds and money market instruments outperform small cap stocks, we expect the performance of the Fund to underperform other mutual funds that invest in these alternatives. The S&P SmallCap 600 Index is a capitalization weighted index, meaning companies are weighted based on their size. Thus, poor performance of the largest of these small sized companies could result in negative performance of the index and the Fund.

Stock Futures Risk. Although the Fund’s primary risks are associated with changes in the stock market, there are other risks associated with the Fund. These risks generally apply to how well the Fund tracks the index. For example, the Fund invests in futures contracts to the extent that it holds cash in the portfolio. If these futures contracts do not track the index, the Fund’s performance relative to the index will change.

Shelton Core Value Fund – The Shelton Core Value Fund seeks to achieve a high level of income and capital appreciation (when consistent with high income) by investing primarily in income-producing U.S. equity securities. The Shelton Core Value Fund is a diversified mutual fund that seeks a high level of current income by investing primarily in income producing equity securities. As a secondary objective, the Fund will also consider the potential for price appreciation when consistent with seeking current income.

In order to meet its investment objectives, the Fund invests primarily in U.S. equity securities which generate a relatively high level of dividend income (relative to other equities in the same industry) and have potential for capital appreciation. These securities will generally be stocks of medium and large U.S. corporations. It is the Fund’s policy that under normal market conditions it will invest at least 80% of its total assets (which includes the amount of any borrowings for investment purposes) in common stocks. The Fund’s manager seeks to purchase equity securities for the Fund’s portfolio consistent with the Fund’s investment objectives, such as when the manager believes such securities have income producing potential, a potential for capital appreciation or value potential. The Fund’s manager generally will consider selling equity securities from the Fund’s portfolio when the manager believes that such securities are no longer consistent with the Fund’s investment objectives, other securities appear to offer more compelling opportunities, or to meet redemption requests and in other circumstances that the manager deems appropriate consistent with the Fund’s investment objectives. Although the Fund will attempt to invest as much of its assets as is practical in income-producing stocks, the Fund may maintain a reasonable (up to 20%) position in US Treasury bills and money market instruments to meet redemption requests and other liquidity needs. The Fund may invest in stock futures contracts when the Manager wants to keep the net assets of the fund fully invested in the equity markets but is holding some treasury bills or money market instruments in the portfolio. Utilizing futures allows the Manager to maintain a high percentage of the portfolio in the market while maintaining cash for liquidity needs. . The Fund’s option strategy may limit the upside performance of any position for which a call is sold and may increase costs when puts are purchased. When selling a call, the Fund is effectively selling upside stock performance in exchange for immediate cash flow. In markets where a stock position goes up dramatically, this could cause the Fund to under-perform its benchmark and the equity markets in general. When buying a put, the Fund is spending premium to protect the downward movement of the value of a position in the Fund’s portfolio. In the event the value of the position went up during the life of the put option, the option would expire worthless and the Fund will have lost the premium paid.

The Fund may buy or sell options in an effort to generate additional cash flow above and beyond the dividends paid by the stocks or hedge the portfolio from potential losses. A call option is a right for the buyer to purchase the stock from the Fund at a predetermined price. When the Fund sells a call option, the Fund is paid cash and the buyer of the option may exercise the right to purchase the stock at a fixed price over the life of the option. The Fund may do this in order to generate additional cash flow for one or more positions in the portfolio beyond the current dividend yield. A put option is the right to sell a stock to the seller at a predetermined price. When the Fund buys a put option, it pays the seller for the write to sell a stock

20

at a predetermined price. The Fund may do this in order to protect the value of one or more positions in the portfolio. While there is no assurance that a strategy will work as planned, option strategies used by the Fund will generally be used in an effort to reduce the risk exposure of the Fund’s portfolio.

While there are several factors impacting option values, typically, the higher the share price relative to the strike price of the option and the longer the life of the option, the higher the call premium paid to the Fund.

The Fund is subject to several risks, any of which could cause the Fund to lose money. The principal risks include:

Stock Market Risk. The stock market goes up and down every day. As with any investment whose performance is linked to these markets, the value of an investment in the Fund will change. During a declining stock market, an investment in this Fund would lose money.

Economic and Political Events Risks. Many factors will affect the performance of the stock market. Two major factors are economic and political events. The impact of positive or negative events could be short-term (by causing a change in the market that is corrected in a year or less) or long-term (by causing a change in the market that may last for many years). Events may affect one sector of the economy or a single stock, but may not have a significant impact on the overall market.

Sector Risks. The Fund is primarily invested in U.S. value stocks and is designed to provide a dividend yield as well as potential for capital appreciation. At times the Fund may hold a concentrated position in the banking and financial sector, therefore the Funds’ performance may be significantly impacted by the performance of this sector.

Large and Medium-Sized Company Risks and Value Investing Risks. The Fund invests in large and medium-sized companies from many sectors. In doing so, the Fund is not as sensitive to the movements of a single company’s stock or a single economic sector. However, during periods where alternative investments such as growth stocks, small cap stocks, bonds and money market instruments outperform value stocks, we expect the performance of the Fund to underperform other mutual funds that invest in these alternative categories.

Stock Futures Risk. The Fund’s primary risks are associated with changes in the stock market, however, there are other risks associated with the Fund. For example, the Fund may invest in futures contracts to the extent that it holds cash in the portfolio. If these futures contracts owned by the Fund do not perform well, the Fund’s performance will be impacted. Under normal circumstances the Fund may follow a number of investment policies to achieve its objective. The Fund may invest in stock futures. Losses involving futures can sometimes be substantial in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss for the Fund. In an effort to minimize this risk, the Fund will not use futures for speculative purposes or as leverage. It is the Fund’s policy to hold cash deposits equal or greater than the total market value of any futures position. The value of all futures and options contracts in which the Fund acquires an interest will not exceed 20% of current total assets.

Option/Put Risk. The Fund’s option strategy may limit the upside performance of any position for which a call is sold and may increase costs when puts are purchased. When selling a call, the Fund is effectively selling upside stock performance in exchange for immediate cash flow. In markets where a stock position goes up dramatically, this could cause the Fund to under-perform its benchmark and the equity markets in general. When buying a put, the Fund is spending premium to protect the downward movement of the value of a position in the Fund’s portfolio. In the event the value of the position went up during the life of the put option, the option would expire worthless and the Fund will have lost the premium paid.

All mutual funds take investment risk. Therefore, it is possible to lose money by investing in the Fund.

Nasdaq-100 Index Fund – The Nasdaq-100 Index Fund seeks to replicate the performance of the largest non-financial companies as measured by the Nasdaq-100 Index®.

The Fund is managed passively in that the Manager is seeking to replicate the performance of the Nasdaq-100 Index®. To do this, the Fund invests primarily in the stocks comprising this index. The Fund will attempt to buy stocks so that the holdings in the portfolio approximate those of the Nasdaq-100 Index®. The Manager’s goal is to maintain a return correlation of at least 0.95 to the Nasdaq-100 Index® (a return correlation of 1.0 is perfect). Under normal market conditions, it is the Fund’s policy to invest at least 80% of its total assets (which includes the amount of any borrowings for investment purposes) in the stocks comprising the index. The Fund may invest in securities issued by other investment companies if those companies invest in securities consistent with the Fund’s investment objective and policies. The majority of portfolio transactions in the Fund (other than those made in response to shareholder activity) will be made to adjust the Fund’s portfolio to track the Index or to reflect occasional changes in the Index’s composition. The Fund may invest in futures contracts. The Fund generally maintains some short-term securities and cash equivalents in the portfolio to meet redemptions and needs for liquidity. The Manager will typically buy futures contracts so that the market value of the futures contracts is as close to the cash balance as possible. This helps minimize the tracking error of the Fund.

Stock Market Risk. The stock markets go up and down every day. As with any investment whose performance is linked to these markets, the value of your investment in the Fund will fluctuate. If the Fund’s value drops during the period in which you hold the Fund, you could lose money.

Market Exposure Risk. The Fund primarily invests in U.S. stocks and is designed to track the overall performance of the Nasdaq-100 Index®. In an attempt to accurately represent the Index, the Fund will typically not take steps to reduce its market exposure so that in a declining market, the Manager will not take steps to minimize the exposure of the Fund.

Economic and Political Risks. The economic and political effects may be short-term by causing a change in the market that is corrected in a year or less; or they may have long-term impacts which may cause changes in the market that may last for many years. Some factors may affect changes in one sector of the economy or one stock, but don’t have an impact on the overall market. The particular sector of the economy or the individual stock may be affected for a short or long-term.

Investment Style Risk. The Fund invests in the largest, non-financial companies that are traded on the Nasdaq Stock Market. They may comprise various sectors of the economy, but are currently concentrated in the technology sector. During periods in which the Nasdaq-100 Index underperform alternative investments such as bond, money market and alternative stock sectors, the Manager expects the Fund to underperform other mutual funds that invest in these alternative categories.

Concentration Risk. The Nasdaq-100 Index is subject to concentration risk. First, it is a modified-capitalization weighted index, meaning that except for some modifications, companies are weighted based on their size. Thus, poor performance of the largest companies within the index could result in negative performance of

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the index and the Fund. Additionally, the significant concentration of technology stocks makes the Fund’s performance particularly sensitive to this specific sector. Negative performance in the technology sector will result in negative fund performance.

Other Investment Company Investment Risk. To the extent the Fund invests in securities issued by other investment companies, the Fund, as a shareholder in another investment company, bears its ratable share of that investment company’s expenses, including advisory and administration fees, resulting in an additional layer of management fees and expenses for Fund shareholders.

Stock Futures Risk. The Fund’s primary risks are associated with changes in the stock market, however, there are other risks associated with the Fund. These risks generally apply to how well the Fund tracks the index. For example, the Fund invests in futures contracts to the extent that it holds cash in the portfolio. If the futures contracts owned by the Fund do not track the index, the Fund’s performance relative to the index will change. Some mutual funds are able to lend portfolio securities in order to offset expenses. The Fund does not expect to engage in this strategy; however, in the event that it did, there is a slight risk that this practice could negatively impact the net assets value of the Fund.

European Growth & Income Fund – The European Growth & Income Fund seeks to provide long-term capital appreciation and income by investing in large-sized European companies.

The Fund seeks to invest primarily in the sponsored and non-sponsored ADRs stocks of large-sized companies located in Europe. In selecting securities, the Fund attempts to use the Dow Jones European STOXX 50 Index as a target portfolio and a basis for selecting investments. Most companies considered for the Fund will have market capitalizations of at least $10 billion (U.S. dollars). The Fund invests principally using sponsored and non-sponsored American Depository Receipts, commonly referred to as ADRs. ADRs are traded on U.S. stock exchanges and are available for some, but not all, securities that make up the target portfolio. If a company that is in the target portfolio does not have an ADR available on a U.S. exchange or if, in the Manager’s opinion, the Fund is better served, the Manager will invest in ADRs of other companies that the Manager believes best serve the Fund and its investors. The Fund is not considered an index fund because it will not invest in securities that make up the Dow Jones European STOXX 50 Index. However, similar to index funds, the Fund will generally remain fully invested and its performance will track the Dow Jones European STOXX 50 Index to the extent that the Fund is successful in investing in the companies that make up the index. Additionally, the Manager will attempt to minimize portfolio turnover. Under normal market conditions, it is the Fund’s policy to invest 80% of its total assets (which includes the amount of any borrowings for investment purposes) in ADRs of companies located in Europe. The Manager may elect to purchase futures contracts to attempt to remain fully invested in the markets. This percentage of futures held in the portfolio will typically not exceed the cash (or cash equivalents) balance of the Fund.

Stock Market Risk. The stock markets go up and down every day. As with any investment whose performance is linked to these markets, the value of your investment in the Fund will fluctuate. If the Fund’s value drops during the period in which you hold the Fund, you could lose money.

Foreign Investment Risk. Although the Fund principally invests in ADRs which are traded in U.S. denominations on U.S. stock markets, there is still some underlying foreign investment risk. For example, because foreign companies operate differently than U.S. companies, the Fund may encounter risks not typically associated with those of U.S. companies. For instance, foreign companies are not subject to the same accounting, auditing, and financial reporting standards and procedures as required of U.S. companies, and their stocks may not be as liquid as the stocks of similar U.S. companies. In addition, foreign stock exchanges, brokers, and companies generally have less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively impact the return of the Fund.

Country Risk. When investing in an international fund such as this Fund, there is always country risk, the chance that a country’s economy will be hurt by political troubles, financial problems, or natural disasters.

Currency Risk. The chance that returns will be hurt by a rise in the value of one currency against the value of another.

Liquidity Risk. There is also liquidity risk with ADRs, some of which may have a low daily trading volume. In the event the Fund is forced to liquidate its holdings of an ADR with limited trading volume, it is likely that the Fund would be forced to sell the ADR at a price lower than what it might otherwise receive.

Income Risk. There is a risk that the dividend policies of the companies that comprise the Dow Jones European STOXX 50 may change and the Fund’s ability to produce income may be negatively impacted. Under normal circumstances the Fund may follow a number of investment policies to achieve its objective.

Stock Futures Risk. The Fund may invest in futures contracts and options. Losses involving futures and options can sometimes be substantial, in part because a relatively small price movement in a futures contract or an option may result in an immediate and substantial loss for the Fund. In an effort to minimize this risk, the Fund will not use futures or options for speculative purposes or as leverage. It is the Fund’s policy to hold cash deposits equal to or greater than the total market value of any futures and/or options position. The value of all futures contracts and/or options in which the Fund acquires an interest will not exceed 20% of current total assets.

U.S. Government Securities Fund – The U.S. Government Securities Fund seeks liquidity, safety from credit risk and as high a level of income as is consistent with these objectives by investing in full faith and credit obligations of the U.S. government and its agencies or instrumentalities, primarily in U.S. Treasury securities and Government National Mortgage Association Certificates (“GNMA”).

In order to meet its investment objective, the Fund invests primarily in high-quality bonds whose interest is guaranteed by the full faith and credit of the United States government and its agencies or instrumentalities. The Fund invests in intermediate and long-term fixed income securities. While the Fund is not limited to any duration, the Fund’s manager generally seeks to target the Fund’s dollar weighted average portfolio duration in a range between three to twelve years. During periods where alternative investments such as stocks and money market instruments outperform bonds, the Fund’s manager expects the performance of the Fund to underperform other mutual funds that invest in these alternative strategies.

The Fund’s manager seeks to purchase securities for the Fund’s portfolio consistent with the Fund’s investment objectives, such as when the manager believes such securities will provide the best balance between risk and return within the Fund’s range of allowable investments. Generally, the manager selects a balance between U.S. Treasury bonds and GNMA pass-through securities in an attempt to maximize the overall performance of the Fund. The Fund’s manager generally will consider selling such securities from the Fund’s portfolio when the manager believes that such securities are no longer consistent with the Fund’s investment

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objective, to meet redemption requests and in other circumstances that the manager deems appropriate consistent with the Fund’s investment objective.

In managing the portfolio, a number of factors are considered including general market and economic conditions and their likely effects on the level and term-structure of interest rates, yield spreads, and mortgage prepayment rates on GNMA pass-through securities. While income is the most important part of return over time, the total return for a bond fund includes both income and price losses and gains. Under normal market conditions, it is the Fund’s policy to invest at least 80% of its total assets (which includes the amount of any borrowings for investment purposes) in securities issued by the U.S. government and its agencies or instrumentalities, but as a general rule the percentage will be much higher.

The Fund is subject to several risks, any of which could cause the Fund to lose money. The principal risks include:

Interest Rate Risk. The risk an increase in interest rates will cause debt securities held by a Fund to decline in value, and thereby lower a Fund’s value and the overall return on your investment. The magnitude of this decrease is often greater for longer-term fixed income securities than shorter-term securities.

Income Risk. The income you earn from a Fund may decline due to declining interest rates. This is because, in a falling interest rate environment, a Fund generally will have to invest the proceeds from sales of Fund shares, as well as the proceeds from maturing portfolio securities (or portfolio securities that have been called, see “Call Risk” below), in lower-yielding securities.

Call Risk. The chance that during declining interest rates, the bond issuer will call or prepay a high-yielding bond before the bond’s maturity date. This would force the Fund to purchase lower yielding bonds which would reduce the income generated from the portfolio and could potentially result in capital gains paid out by the Fund.

Prepayment and Extension Risk. The risk declining interest rates may compel borrowers to prepay mortgages and debt obligations underlying the securities owned by a Fund. The proceeds received by a Fund from prepayments will likely be reinvested at interest rates lower than the original investment, thus resulting in a reduction of income to a Fund. Likewise, rising interest rates could reduce prepayments and extend the life of securities with lower interest rates, which may increase the sensitivity of a Fund’s value to rising interest rates.

Management Risk. The risk a Fund’s performance will reflect in part the Advisor’s ability to implement its investment strategy and make investment decisions which are suited to achieving a Fund’s investment objective. A strategy used by the investment management team may fail to produce the intended results. A Fund could underperform its benchmark or other mutual funds with similar investment objectives.

U.S. Government Securities Risk. The U.S. Government agency securities in which the Fund usually invests include securities issued by the Government National Mortgage Association (“Ginnie Mae”). Securities issued by Ginnie Mae are backed by the full faith and credit of the U.S. Government. Other U.S. Government securities are supported only by the credit of the issuer or instrumentality. There is a risk that the U.S. government will not provide financial support to U.S. government agencies or instrumentalities if it is not obligated to do so by law.

All mutual funds take investment risk. Therefore, it is possible to lose money by investing in the Fund.

Short-Term U.S. Government Bond Fund – The Short-Term U.S. Government Bond Fund seeks liquidity, safety from credit risk, preservation of investors principal and as high a level of income as is consistent with these objectives by investing in mainly U.S. government securities. The Fund typically invests in short and intermediate-term fixed income securities whose principal and interest are backed by the full faith and credit of the U.S. Federal Government and its agencies or instrumentalities. The Manager will invest at least 80% of the Fund’s assets (which includes the amount of any borrowings for investment purposes) in securities issued by the U.S. government and its agencies or instrumentalities. In addition, the Manager may invest in higher yielding securities which are not backed by the full faith and credit of the U.S. Federal Government. The Fund intends to maintain an average duration between 0 and 3 years in an effort to reduce share price volatility. The Manager selects securities that it believes will provide the best balance between risk and return within the Fund’s range of allowable investments. The Manager’s investments will typically consist of full faith and credit obligations of the U.S. Federal Government and its agencies or instrumentalities, as well as other securities which the Manager believes will enhance the Fund’s total return. The Manager considers a number of factors, including general market and economic conditions, to balance the portfolio. While income is the most important part of return over time, the total return from a bond or note includes both income and price gains or losses. The Fund’s focus on income does not mean it invests only in the highest-yielding securities available, or that it can avoid losses of principal. The Fund’s manager generally will consider selling fixed income securities from the Fund’s portfolio when the manager believes that such securities are no longer consistent with the Fund’s investment objectives, other securities appear to offer more compelling opportunities, to meet redemption requests and in other circumstances that the manager deems appropriate consistent with the Fund’s investment objectives. This Fund tends to be conservative in nature. However, it is subject to several risks, any of which could cause the Fund to lose money. The principal risks include:

Interest Rate Risk. The risk an increase in interest rates will cause debt securities held by a Fund to decline in value, and thereby lower a Fund’s value and the overall return on your investment. The magnitude of this decrease is often greater for longer-term fixed income securities than shorter-term securities.

Income Risk. The income you earn from a Fund may decline due to declining interest rates. This is because, in a falling interest rate environment, a Fund generally will have to invest the proceeds from sales of Fund shares, as well as the proceeds from maturing portfolio securities (or portfolio securities that have been called, see “Call Risk” below), in lower-yielding securities.

Call Risk. The chance that during declining interest rates, the bond issuer will call or prepay a high-yielding bond before the bond’s maturity date. This would force the Fund to purchase lower yielding bonds which would reduce the income generated from the portfolio and could potentially result in capital gains paid out by the Fund.

Prepayment and Extension Risk. The risk declining interest rates may compel borrowers to prepay mortgages and debt obligations underlying the securities owned by a Fund. The proceeds received by a Fund from prepayments will likely be reinvested at interest rates lower than the original investment, thus resulting in a reduction of income to a Fund. Likewise, rising interest rates could reduce prepayments and extend the life of securities with lower interest rates, which may increase the sensitivity of a Fund’s value to rising interest rates.

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Management Risk. The risk a Fund’s performance will reflect in part the Advisor’s ability to implement its investment strategy and make investment decisions which are suited to achieving a Fund’s investment objective. A strategy used by the investment management team may fail to produce the intended results. A Fund could underperform its benchmark or other mutual funds with similar investment objectives.

U.S. Government Securities Risk. The U.S. Government agency securities in which the Fund usually invests include securities issued by the Government National Mortgage Association (“Ginnie Mae”). Securities issued by Ginnie Mae are backed by the full faith and credit of the U.S. Government. Other U.S. Government securities are supported only by the credit of the issuer or instrumentality. There is a risk that the U.S. government will not provide financial support to U.S. government agencies or instrumentalities if it is not obligated to do so by law.

The United States Treasury Trust – The United States Treasury Trust seeks capital preservation, safety, liquidity, and, consistent with these objectives, the highest attainable current income exempt from state income taxes. The Fund will invest its assets only in short-term U.S. Treasury securities and its income will be exempt from California (and most other states) personal income taxes. The Fund primarily invests its assets in high-quality, short-term Treasury bills whose interest is guaranteed by the full faith and credit of the United States government. The Fund generally buys only securities that have a maturity of less than 397 days, such that the fund’s weighted average maturity does not exceed the rule 2A-7 requirements, currently 60 days. Under normal market conditions, it is the Fund’s policy to invest at least 80% of its total assets (which includes the amount of any borrowings for investment purposes) in securities issued by the U.S. government, but as a general rule the percentage is much higher. The Manager selects securities that it believes will attain the highest possible yield and maintain the $1.00 per share price. The Manager generally purchases only U.S Treasury bills, notes and bonds, but may invest in other securities from time to time. The Fund is subject to some risks which could cause the Fund to lose money. It is important to remember that this Fund is not a FDIC-insured money market account. The principal risks include:

Interest Rate Risk. The risk an increase in interest rates will cause debt securities held by a Fund to decline in value, and thereby lower a Fund’s value below the $1.00 NAV and the overall return on your investment. The magnitude of this decrease is often greater for longer-term fixed income securities than shorter-term securities.

Income Risk. The income you earn from a Fund may decline due to declining interest rates. This is because, in a falling interest rate environment, a Fund generally will have to invest the proceeds from sales of Fund shares, as well as the proceeds from maturing portfolio securities, in lower-yielding securities.

Management Risk. The risk a Fund’s performance will reflect in part the Advisor’s ability to implement its investment strategy and make investment decisions which are suited to achieving a Fund’s investment objective. A strategy used by the investment management team may fail to produce the intended results. A Fund could underperform its benchmark or other mutual funds with similar investment objectives.

The securities that the Fund holds are backed by the full faith and credit of the United States federal government and are those that the Manager believes do not represent credit risk to the Fund. It is important to note that the U.S. government backs the securities held by the Fund, but not the Fund itself. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Fund seeks to preserve the $1.00 per share price, it is possible to lose money by investing in the Fund.

Management and Organization

Fund Management

The investment advisor for the Funds is CCM Partners L.P. dba Shelton Capital Management, A California Limited Partnership, 44 Montgomery Street, Suite 2100, San Francisco, CA 94104 (the “Advisor”). Shelton Capital Management manages $828 million in mutual fund assets as of August 31, 2013 and has been managing mutual funds since 1985. Shelton Capital Management is responsible for managing the portfolios and handling the administrative requirements of the Funds. As compensation for managing the portfolios, Shelton Capital Management receives a management fee from each Fund. For the fiscal year ended August 31, 2013, the fees, net of reimbursements, were 0.09% for the S&P 500 Index Fund; 0.33% for the S&P MidCap Index Fund; 0.35% for the S&P SmallCap Index Fund; 0.50% for the Shelton Core Value Fund; 0.38% for the U.S. Government Securities Fund; 0.00% for The United States Treasury Trust; 0.16% for the Nasdaq-100 Index Fund; 0.02% for the Short-Term U.S. Government Bond Fund; and 0.47% for the European Growth & Income Fund. A discussion regarding the basis for the Board’s approval of the investment advisory agreements for each Fund is available in the Fund’s semi-annual report for the period ended February 29, 2013.

Stephen C. Rogers has been the portfolio manager for the S&P 500 Index Fund, S&P MidCap Index Fund, S&P SmallCap Index Fund, European Growth & Income Fund, Nasdaq-100 Index Fund and the Shelton Core Value Fund since 2003. Mr. Rogers is a member of the portfolio management team for the Bond Funds and the Money Market Funds. He joined Shelton Capital Management in 1993 and serves as Chief Executive Officer of Shelton Capital Management. Mr. Rogers graduated from the University of Iowa in 1988 and earned his MBA from the University of California at Berkeley in 2000.

William Mock is the lead portfolio manager of the management team for the California Tax-Free Income Fund, the U.S. Government Securities Fund, the Short-Term U.S. Government Bond Fund and the United States Treasury Trust since 2010. He served as a portfolio manager for Shelton Capital Management from 2001 to 2003, managing the Short-Term U.S. Government Bond Fund. During this period he was also the Co-portfolio manager of the California Tax-Free Income Fund, the U.S. Government Securities Fund, and the United States Treasury Trust. He left the firm in 2003 to work for TKI Capital Management, a convertible arbitrage hedge fund, where he served as head Trader until 2006. In 2007, Mr. Mock rejoined an affiliate of Shelton Capital Management, ETSpreads in his current position. Prior to 2001, Mr. Mock gained investment and trading experience at Societe Generale and Citibank, N.A. Mr. Mock earned a BS in engineering from Kansas State University and is an honors graduate of the University of Chicago Graduate School of Business MBA Program, with an emphasis in finance.

The statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Funds.

When referring to Bond Funds, we are discussing the California Tax-Free Income Fund, U.S. Government Securities Fund and the Short-Term U.S. Government Bond Fund. Our Stock Funds include the S&P 500 Index Fund, S&P MidCap Index Fund, S&P SmallCap Index Fund, European Growth & Income Fund, Nasdaq-100 Index Fund, the Shelton Green Alpha Fund and the Shelton Core Value Fund.

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Additional Non-Principal Investment Related Risks

Portfolio Turnover

The Funds generally intend to purchase securities for long-term investments rather than short-term gains. However, a security may be held for a shorter than expected period of time if, among other things, the Manager needs to raise cash or feels that it is appropriate to do so. Portfolio holdings may also be sold sooner than anticipated due to unexpected changes in the markets. Buying and selling securities may involve incurring some expense to a fund, such as commissions paid to brokers and other transaction costs. By selling a security, a Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Generally speaking, the higher a Fund’s annual portfolio turnover, the greater its brokerage costs and the greater likelihood that it will realize taxable capital gains. Increased brokerage costs may affect a Fund’s performance. Also, unless you are a tax-exempt investor or you purchase shares through a tax-deferred account, the distributions of capital gains may affect your after-tax return. For some Funds, annual portfolio turnover of 100% or more is considered high.

Temporary Defensive Positions

In drastic market conditions, the Manager may sell all or some of a Fund’s securities and temporarily invest that Fund’s money in U.S. government securities or money market instruments backed by U.S. government securities, if it believes it is in the best interest of shareholders to do so. As of the date of this Prospectus, this has never happened; but if it were to occur, the investment goals of the relevant Funds may not be achieved.

Valuation Risk

Some or all of the securities held by a Fund may be valued using “fair value” techniques, rather than market quotations, under the circumstances described in this Prospectus under “How Fund Shares Are Priced.” Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sales or closing prices. No assurance can be given that use of these fair value procedures will always best represent the price at which a Fund could sell the affected portfolio security or result in a more accurate net asset value per share of a Fund.

Risks of Frequent Trading in Fund Shares

Frequent trading of significant portions of a Fund’s shares may adversely affect Fund performance and therefore, the interests of long-term investors. Volatility in portfolio cash balances resulting from excessive purchases or sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management and make it difficult to implement long-term investment strategies. In particular, frequent trading of Fund shares may:

•	Cause a Fund to keep more assets in money market instruments or other very liquid holdings than it would otherwise like, causing the Fund to miss out on gains in a rising market, or

•	Force a Fund to sell some of its investments sooner than it would otherwise like in order to honor redemptions, and

•	Increase brokerage commissions and other portfolio transaction expenses if securities are constantly being bought and sold by the Fund as assets and move in and out.

To the extent any fund significantly invests in illiquid or restricted securities, such as high yield bonds or small-cap equity securities, because these securities are often infrequently traded, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities.

Procedures to Limit Short-Term Trading in Fund Shares

The Funds have adopted policies and procedures designed to discourage short-term trading. Although market-timing can take place in many forms, the Funds generally define a market-timing account as an account that habitually redeems or exchanges Fund shares in an effort to profit from short-term movements in the price of securities held by the Funds. The Funds and the Distributor do not accommodate such purchases and redemptions of the shares in the Funds by fund shareholders and have taken steps that each deems to be reasonable to discourage such activity. The Funds’ frequent trading policies and procedures seek to discourage frequent trading by monitoring purchase transactions into, and redemption or exchange transactions out of, a Fund, within certain periodic intervals and above certain dollar thresholds, requiring reporting of suspected transactions to the Board of Trustees of the Funds, communication with relevant shareholders or financial intermediaries and, as permitted under applicable law, restrictions on fund share transactions. The Fund reserves the right to reject any purchase order. While the Funds make efforts to identify and restrict frequent trading that could impact the management of a Fund, the Funds receive purchase and sales orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or by the use of combined or omnibus accounts by those intermediaries.

If a shareholder, in the opinion of a Fund, continues to attempt to use the Fund for market-timing strategies after being notified by the Fund or its agent, the account(s) of that shareholder will be closed to new purchases or exchanges of Fund shares.

Additionally, if any transaction is deemed to have the potential to adversely impact a Fund, the Fund reserves the right to, among other things:

•	Reject a purchase or exchange

•	Delay payment of immediate cash redemption proceeds for up to seven calendar days

•	Revoke a shareholder’s privilege to purchase Fund shares (including exchanges)

•	Limit the amount of any exchange

The restrictions above may not apply to shares held in omnibus accounts for which the Funds do not receive sufficient transactional detail to enforce such restrictions.

Disclosure of Portfolio Holdings

Shelton Funds, (the “Trust”) will make the portfolio holdings of the Funds publicly available within sixty days from the end of each fiscal quarter. Shareholders will receive portfolio holdings information via annual and semi-annual reports, which will be mailed to shareholders and posted on the Funds’ web site. Additionally, a schedule of portfolio holdings will be filed with the Securities and Exchange Commission (the “SEC”), which provides public viewing via EDGAR, in accordance with the then current rules governing Form N-Q filings.

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Portfolio holdings will be made available by the Trust’s Fund Accountant as of the month end, calendar quarter end, and fiscal quarter end by releasing the information to ratings agencies. Shareholders may contact the Funds at (800) 955-9988 for a copy of this report.

The portfolio holdings of the U.S. Treasury Trust are disclosed on the Advisor’s public web site as of the last business day of the previous month, no later than the fifth business day of each month. The Advisor will maintain at least six months of historical portfolio data on the web site.

A more complete description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.

Opening an Account

Shares of the Funds may be purchased through the Funds’ distributor or through third party distributors, brokerage firms and retirement plans. The following information is specific to buying directly from the Funds’ distributor. If you invest through a third party distributor, many of the policies, options and fees charged for the transaction may be different. You should contact them directly for information regarding how to invest or redeem through them.

You’ll find all the necessary application materials included in the packet accompanying this Prospectus or you may download an investment kit by accessing our website at www.sheltoncap.com. Additional paperwork may be required for corporations, associations, and certain other fiduciaries. The minimum initial investments and subsequent investments for each Fund are as follows:

	Minimum Initial Investment	Minimum Subsequent Investment
Accounts with Automatic Investment Plan (“AIP”)*	$500	$100
All other Funds’ accounts	$1,000	$100

*	For additional information on our AIP program, see section titled “Automatic Investment Plan” in the Prospectus.

The Fund’s distributor may change the minimum investment amounts at any time or waive them at its discretion. To protect against fraud, it is the policy of the Funds not to accept unknown third party checks for the purposes of opening new accounts or purchasing additional shares. If you have any questions concerning the application materials, wire transfers, our yields and net asset values or our investment policies and objectives, please call us, toll-free at (800) 225-8778.

Buying and Selling Shares

If you need an account application call us at (800) 225-8778 or download an investment kit from our website at www.caltrust.com. Keep in mind the following important policies:

•	A Fund may take up to 7 days to pay redemption proceeds.

•	If your shares were recently purchased by check, the Fund will not release your redemption proceeds until payment of the check can be verified which may take up to 15 days.

•	Exchange purchases must meet the minimum investment amounts of the Fund you are purchasing.

•	You must obtain and read the Prospectus for the Fund you are buying prior to making the exchange.

•
If you have not selected the convenient exchange privileges on your original account application, you must provide a medallion signature guaranteed letter of instruction to the Fund, directing any changes in your account.

•	The Funds may refuse any purchase or exchange purchase transaction for any reason.

Distribution And Shareholder Service (12B-1) Fee

Classes K of the Funds pay RFS Partners (the “RFS”), the principal underwriter, a distribution and/or shareholder servicing (12b-1) fee. Because distribution and/or shareholder servicing (12b-1) fees are paid out of fund assets on an ongoing basis, 12b-1 fees will, over time, increase the cost of your investment in a fund and may cost you more than other types of sales charges.

These fees are computed as an annual percentage of the average daily net assets of each class of shares of a Fund, as follows:

	Distribution Fee	Shareholder Servicing Fee
Class K Shares	0.25%	0.25%

How to Buy Shares

Initial Purchase

Make your check payable to the name of the Fund in which you are investing and mail it with the application to the agent of the Funds, ALPS Fund Services, Inc., at the address indicated below. Please note the minimum initial investments previously listed.

Shelton Funds
C/O Alps Fund Services, Inc.
P.O. Box 2482
Denver, CO 80201

You may also forward your check (and application, for new accounts) to the Funds’ offices, which will in turn forward your check (and application, for new accounts) on your behalf to the Funds’ agent for processing. You will receive the share price next determined after your check has been received by the agent. Please note that this means that the shares will be purchased at the next calculated price after receipt by the agent, typically the next business day following receipt at the Funds’ offices. The Funds’ office is located at the following address:

Shelton Funds
P.O. Box 387
San Francisco, CA 94104-0387

You also may buy shares of a Fund through selected securities brokers. Your broker is responsible for the transmission of your order to ALPS Fund Services, Inc., the Fund’s agent, and may charge you a fee. You will generally receive the share price next determined after your order is placed with your broker, in accordance with your broker’s agreed upon procedures with the Funds. Your broker can advise you of specific details.

Purchasing by Exchange

You may purchase shares in a Fund by exchanging shares from an account in one of our other Funds. Such exchanges must meet the minimum amounts required for initial or subsequent investments.

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When opening an account by exchanging shares, your new account must be established with the same registration as your other Shelton Funds account and an exchange authorization must be in effect. If you have an existing account with us, call (800) 225-8778 during normal business hours (8:00 a.m. to 5:00 p.m. Pacific time) to exchange shares.

You may also exchange shares by accessing our website at www.sheltoncap.com. You must complete the online access agreement in order to access your account online.

Each exchange actually represents the sale of shares of one Fund and the purchase of shares in another, which may produce a gain or loss for tax purposes. We will confirm each exchange transaction with you by mail.

All transactions are processed at the share price next calculated after receiving the instructions in good form (as defined below), normally at 4:00 p.m. Eastern time (1:00 p.m. Pacific time).

Wire Instructions:

Provide your bank or broker with these instructions:

State Street Bank & Trust Co. ABA # 011000028 For Shelton Funds Account # 00143305
For further credit to: Name of Fund: Account Registration: Account Number:	(name of fund here) (name on account here) (account number here)

In order to make your order effective, we must have your order in good form. “Good form” means that the Fund’s transfer agent has all the information and documentation it deems necessary to affect your order. All purchases are subject to screens as required by applicable federal and state regulations. Please note a Fund and its Manager reserve the right to reject any purchase. Your purchase will be processed at the net asset value next calculated after your order has been received by the Fund’s agent. You will begin to earn dividends as of the first business day following the day of your purchase.

All your purchases must be made in U.S. dollars and checks must be drawn on banks located in the U.S. We reserve the right to limit the number of investment checks processed at one time. If the check does not clear, we will cancel your purchase, and you will be liable for any losses and fees incurred in connection with the check that does not clear (i.e., the NSF check).

When you purchase by check, redemption proceeds will not be sent until we are satisfied that the investment has been collected (confirmation of clearance may take up to 15 days). Payments by check or other negotiable bank deposit will normally be effective within 2 business days for checks drawn on a member of the Federal Reserve System and longer for most other checks. Wiring your money to us will generally reduce the time you must wait before redeeming or exchanging shares. You can wire federal funds from your bank or broker, which may charge you a fee.

The Funds do not consider the U.S. Postal Service or other independent delivery service to be their agents. Therefore, deposit in the mail or with such delivery services does not constitute receipt by ALPS Fund Services, Inc. or the Funds.

Purchasing Additional Shares

Make your check payable to the name of the Fund in which you are investing, write your account number on the check, and mail your check with your confirmation stub to the address printed on your account statement. There is a $250 minimum for subsequent investments, unless made through the AIP as detailed below.

After setting up your online account, you may obtain a history of transactions for your account(s) by accessing our website at www.sheltoncap.com.

Automatic Investment Plan

Using the Funds’ AIP, you may arrange to make additional purchases (minimum $100) automatically by electronic funds transfer (EFT) from your checking or savings account. Your bank must be a member of the Automated Clearing House. You can terminate the program with ten days written notice. There is no fee to participate in this program, however, a service fee of $25.00 will be deducted from your account for any AIP purchase that does not clear due to insufficient funds, or if prior to notifying the Funds in writing or by telephone to terminate the plan, you close your bank account or take other action in any manner that prevents withdrawal of the funds from the designated checking or savings account. Investors may obtain more information concerning this program, including the application form, from the Funds.

The share prices of the Funds are subject to fluctuations. Before undertaking any plan for systematic investment, you should keep in mind that such a program does not assure a profit or protect against a loss.

We reserve the right to suspend the offering of shares of any of the Funds for a period of time and to reject any specific purchase order in whole or in part.

How Fund Shares are Priced

The Funds are open for business every day that the New York Stock Exchange (NYSE) is open with the exception of Columbus Day (observed) and Veterans Day (observed). The U.S. Government Securities Fund and The United States Treasury Trust Fund will be open for business on Columbus Day and Veterans Day. Each Fund will calculate its net asset value each day that it is open for the processing of transactions, and may calculate its net asset value on certain other days as noted below. The net asset value of each Fund is computed by adding all of its portfolio holdings and other assets, deducting its liabilities, and then dividing the result by the number of shares outstanding for that Fund. Our fund accounting service provider calculates this value as of market close, normally 4:00 p.m. Eastern time (1:00 p.m. Pacific time), on each day that the markets are open. However, the Funds may, but do not expect to, determine the net asset value on any day the NYSE is closed for trading. Occasionally, the Pricing Committee, subject to the supervision of the Funds’ Board of Trustees, will make a good faith estimate of a security’s “fair value” when market quotations are not readily available or deemed unreliable.

The number of shares your money buys is determined by the share price of the Fund on the day your transaction is processed. Orders that are received in good form by ALPS Fund Services, Inc. are executed at the net asset value next calculated.

The share prices of the Funds, (except the U.S. Treasury Trust) will vary over time as interest rates and the value of their securities vary. Portfolio securities of the Stock Funds that are listed on a national exchange are valued at the last reported sale price. Futures contracts are valued at their final settlement price as determined by the Chicago Mercantile Exchange. U.S. Treasury Bills are valued at amortized cost, which approximates market value Securities with remaining maturities of 60 days or less are valued using the amortized cost

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method as reflecting fair value. All other securities are valued at their fair value as determined in good faith by the Board of Trustees using consistently applied procedures established by Board of Trustees. The effect of valuing securities held by the Funds at fair value may be that the price so determined may be different than the price that would be determined if reliable market quotations were available or if another methodology were used. The share price of the Funds are reported by the Nasdaq Mutual Fund Quotation Service in the mutual funds section of various newspapers after the heading “Shelton Funds”.

Performance Information

All performance information published in advertisements, sales literature and communications to investors, including various expressions of current yield, effective yield, tax equivalent yield, total return and distribution rate, is calculated and presented in accordance with the rules prescribed by the SEC. In each case, performance information will be based on past performance and will reflect all recurring charges against fund income. Performance information is based on historical data and does not indicate the future performance of any fund.

How to Sell Shares

You may redeem all or a portion of your shares on any business day that the Funds are open for business. Your shares will be redeemed at the net asset value next calculated after we have received your redemption request in good form. Good form requires that we have clear, actionable instructions that are properly executed by authorized signers on the account. In cases where the transaction requires a medallion signature guarantee, this will be required to meet the good form standard. Remember that a Fund may hold redemption proceeds until we are satisfied that we have collected the funds which were deposited by check. To avoid these possible delays, which could be up to 15 days, you should consider making your investment by wire, following the instructions as described in the section titled “Wire Instructions” in this Prospectus.

By Mail

If you have not elected telephone redemption or transfer privileges, you must send a letter of instruction. Additionally, if the check is to be made payable to a third party or sent to an address other than the address of record, you must obtain a “medallion signature guarantee” on the letter of instruction”. The letter of instruction must (i) specify the name of the Fund, (ii) the number of shares to be sold and/or the dollar amount, (iii) your name(s), and (iv) your account number(s). The letter of instruction is to be mailed to the Funds’ offices. If you have additional questions, please contact us at (800) 225-8778.

The Funds’ Transfer Agent requires that signature(s) be guaranteed by an eligible signature guarantor such as a commercial bank, broker-dealer, credit union, securities exchange or association, clearing agency or savings association. This policy is designed to protect shareholders and their accounts.

By Check

With check writing, our most convenient redemption procedure, your investment will continue to earn income until the check clears your account. You must apply for the check writing feature for your account. You may redeem by check provided that the proper signatures you designated are on the check. The minimum redemption amount by check is $500. There is no charge for this service and you may write an unlimited number of checks.

You should not attempt to close your account by check, since you cannot be sure of the number of shares and value of your account. You must use the phone, online or mail redemption feature to close your account. Please note that a $25.00 fee will be charged to your account for any returned check. The check writing feature is not available for any of our Stock Funds..

By Exchange

You must meet the minimum investment requirement of the Fund into which you are exchanging. You can only exchange between accounts with identical registrations. Same day exchanges are accepted until market close, normally 4:00 p.m. Eastern time (1:00 p.m. Pacific time).

By Wire

You must have applied for the wire feature on your account. We will notify you when this feature is active and you may then make wire redemptions by calling us before 4:00 p.m. Eastern time (1:00 p.m., Pacific time). This means your money will be wired to your bank the next business day.

By Electronic Funds Transfer

You must have applied for the EFT withdrawal feature on your account. Typically, money sent by EFT will be sent to your bank within 3 business days after the sales of your securities. There is no fee for this service.

Online

You can sell shares in a regular account by accessing our website at www.sheltoncap.com. You may not buy or sell shares in a retirement account using our online feature. If you have added banking information or changed your address online, there is a 15-day holding period before redemptions will be sent out.

By Telephone

You must have this feature set up in advance on your account. Call the Funds at (800) 225-8778. Give the name of the Fund in which you are redeeming shares, the exact name in which your account is registered, your account number, the required identification information and the number of shares or dollar amount that you wish to redeem.

Unless you submit an account application that indicates that you have declined telephone and/or online exchange privileges, you agree, by signing your account application, to authorize and direct the Funds to accept and act upon telephone, on-line, telex, fax, or telegraph instructions for exchanges involving your account or any other account with the same registration. The Funds employ reasonable procedures in an effort to confirm the authenticity of your instructions, such as requiring a seller to give a special authorization number or password. Provided these procedures are followed, you further agree that neither the Funds nor the Funds’ agent will be responsible for any loss, damage, cost or expense arising out of any instructions received for an account.

You should realize that by electing the telephone exchange or the online access options, you may be giving up a measure of security that you might otherwise have if you were to exchange your shares in writing. For reasons involving the security of your account, telephone transactions may be tape recorded.

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Systematic Withdrawal Plan

If you own shares of a Fund with a value of $10,000 or more, you may establish a Systematic Withdrawal Plan. You may receive monthly or quarterly payments in amounts of not less than $100 per payment. Details of this plan may be obtained by calling the Funds at (800) 225-8778.

Other Redemption Policies

The Trust has committed itself to pay in cash all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the applicable Fund’s net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amounts, the Trustees reserve the right to make payments in whole or in part in securities or other assets of the Fund from which the shareholder is redeeming in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of that Fund or the Trust. In such circumstances, the securities distributed would be valued at the price used to compute such Fund’s net asset value. Should a Fund do so, a shareholder would likely incur transaction fees in converting the securities to cash.

Retirement Plan shareholders should complete a Rollover Distribution Election Form in order to sell shares of the Funds so that the sale is treated properly for tax purposes.

Once your shares are redeemed, we will normally mail you the proceeds on the next business day, but no later than within 7 days. When the markets are closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances as determined by the SEC to merit such action, we may suspend redemption or postpone payment dates. If you want to keep your account(s) open, please be sure that the value of your account does not fall below $5,000 ($1,000 in the case of the Stock Funds) because of redemptions. The Manager may elect to close an account and mail you the proceeds to the address of record. We will give you 30 days written notice that your account(s) will be closed unless you make an investment to increase your account balance(s) to the $5,000 minimum ($1,000 in the case of the Stock Funds). If you close your account, any accrued dividends will be paid as part of your redemption proceeds.

The share prices of the Funds will fluctuate and you may receive more or less than your original investment when you redeem your shares.

THE FUNDS AND THE MANAGER RESERVE CERTAIN RIGHTS, INCLUDING THE FOLLOWING:

•	To automatically redeem your shares if your account balance falls below the minimum balance due to the sale of shares.

•	To modify or terminate the exchange privilege on 60 days written notice.

•	To refuse any purchase or exchange purchase order.

•	To change or waive a Fund’s minimum investment amount.

•	To suspend the right to redeem shares, and delay sending proceeds, during times when trading on the principal markets for the Funds are restricted or halted, or otherwise as permitted by the SEC.

•	To withdraw or suspend any part of the offering made by this Prospectus.

•	To automatically redeem your shares if you fail to provide all required enrollment information and documentation.

Other Policies

Tax-Saving Retirement Plans

We can set up your new account in a Fund under one of several tax-sheltered plans. The following plans let you save for your retirement and shelter your investment earnings from current income taxes:

IRAs/Roth IRAs: You can also make investments in the name of your spouse if your spouse has no earned income.

SIMPLE, SEP, 401(k)/Profit-Sharing and Money-Purchase Plans (Keogh): Open to corporations, self-employed people and partnerships, to benefit themselves and their employees.

403(b) Plans. Open to eligible employees of certain states and non-profit organizations.

Each IRA is subject to an annual custodial fee of $10.00 per social security number. The annual custodial fee will be waived for IRAs with a balance greater than $10,000. The Funds reserve the right to change, modify or eliminate this waiver at any time.

We can provide you with complete information on any of these plans, including information that discusses benefits, provisions and fees.

Cash Distributions

Unless you otherwise indicate on the account application, we will reinvest all dividends and capital gains distributions back into your account. You may indicate on the application that you wish to receive either income dividends or capital gains distributions in cash. EFT is available to those investors who would like their dividends electronically transferred to their bank accounts. For those investors who do not request this feature, dividend checks will be mailed via regular mail.

If you elect to receive distributions by mail and the U.S. Postal Service cannot deliver your checks or if the checks remain uncashed for six months or more, we will void such checks and reinvest your money in your account at the then current net asset value and reinvest your subsequent distributions.

Statements and Reports

Shareholders of the Funds will receive statements at least quarterly and after every transaction that affects their share balance and/or account registration. A statement with tax information will be mailed to you by January 31 of each year, a copy of which will be filed with the IRS if it reflects any taxable distributions. Twice a year you will receive our financial statements, at least one of which will be audited.

The account statements you receive will show the total number of shares you own and a current market value. You may rely on these statements in lieu of share certificates which are not necessary and are not issued. You should keep your statements to assist in record keeping and tax calculations.

We pay for regular reporting services, but not for special services, such as a request for an historical transcript of an account. You may be required to pay a separate fee for these special services. After setting up your online account, you may also obtain a transaction history for your account(s) by accessing our website at www.sheltoncap.com.

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Consolidated Mailings & Householding

Consolidated statements offer convenience to investors by summarizing account information and reducing unnecessary mail. We send these statements to all shareholders, unless shareholders specifically request otherwise. These statements include a summary of all funds held by each shareholder as identified by the first line of registration, social security number and zip code. Householding refers to the practice of mailing one Prospectus, Annual Report and Semi-Annual Report to each home for all household investors. The Funds will use this practice for all future mailings. If you would like extra copies of these reports, please download a copy from www.sheltoncap.com or call the Funds at (800) 225-8778.

Dividends & Taxes

Any investment in the Funds typically involves several tax considerations. The information below is meant as a general summary for U.S. citizens and residents. Because your situation may be different, it is important that you consult your tax advisor about the tax implications of your investment in either of the Funds.

As a shareholder, you are entitled to your share of the dividends your Fund earns. The Stock Funds distribute substantially all of their dividends quarterly. Shareholders of record on the second to last business day of the quarter will receive the dividends.

The Bond Funds distribute substantially all of their dividends monthly. The Money Market Funds pay dividends daily and distribute their dividends monthly. Shareholders of record on the second to last business day of the month will receive the dividends.

Capital gains are generally paid on the last day of November, to shareholders of record on the second to last business day of November of each year. At the beginning of each year, shareholders are provided with information detailing the tax status of any dividend the Funds have paid during the previous year.

After every distribution, the value of a Fund share drops by the amount of the distribution. If you purchase shares of one of the Funds before the record date of a distribution and elect to have distributions paid to you in cash, you will pay the full price for the shares and then receive some portion of that price back in the form of a taxable distribution. This is sometimes referred to as buying a dividend.

Revenue Sharing

The Manager, out of its own resources, and without additional cost to the Funds or their shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Funds. Such payments and compensation are in addition to service fees paid by the Funds. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Funds on sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders.

Identity Verification Procedures Notice

The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. When completing the account application, you will be required to supply the Funds with information, such as your taxpayer identification number, that will assist the Funds in verifying your identity. Until such verification is made, the Funds may temporarily limit additional share purchases. In addition, the Funds may limit additional share purchases or close an account if it is unable to verify a customer’s identity. As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Your information will be handled by us as discussed in our privacy statement below.

Privacy Statement

Notice of Privacy Policy

When you become a client with Shelton Funds, you entrust us not only with your hard-earned assets but also with your non-public personal and financial information (“client information”). We consider your client information to be private and confidential, and we hold ourselves to the highest standards of trust and fiduciary duty in their safekeeping and use.

Our Privacy Principles:

•	We do not sell client information.

•	We do not provide client information to persons or organizations outside the Shelton Funds who are doing business on our behalf (e.g., non-affiliated third parties), for their own marketing purposes.

•	We afford prospective and former clients the same protections as existing clients with respect to the use of client information.

Information We May Collect:

We collect and use information we believe is necessary to administer our business, to advise you about our products and services, and to provide you with customer service. We may collect and maintain several types of client information needed for these purposes, such as:

•	From you, (application and enrollment forms, transfer forms, distribution forms, checks, correspondence, or conversation), such as your address, telephone number, and social security number.

•	From your transactions with our transfer agent, such as your transaction history, and account balance.

•	From electronic sources, such as our website or e-mails.

How We Use Information About You:

The Shelton Funds will only use information about you and your Shelton Funds accounts to help us better serve your investment needs or to suggest Shelton Funds services or educational materials that may be of interest to you.

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Use of E-Mail Addresses:

If you have requested information regarding Shelton Funds products and services and supplied your e-mail address to us, we may occasionally send you follow-up communications or information on additional products or services. Additionally, registered clients can subscribe to the following e-mail services:

•	Prospectus and Shareholder Reports — Receive prospectuses and shareholder reports on line instead of by U.S. Mail.

•	Paperless Statements — Receive an e-mail with a link to our Web site informing you that our client statements are available on line to view, print or download.

•	Tax Form Alerts — Receive an e-mail in early January informing you if you will receive tax forms for your taxable Shelton mutual funds, including the approximate date they will be mailed.

We also include instructions and links for unsubscribing from Shelton Capital Management e-mails. We do not sell e-mail addresses to anyone, although we may disclose e-mail addresses to third parties that perform administrative or marketing services for us. We may track receipt of e-mails to gauge the effectiveness of our communications.

Information Disclosure:

We do not disclose any non-public personal information about our clients or former clients to non-affiliated third parties without the client’s authorization. However, we may disclose client information to persons or organizations inside or outside our family of funds, as permitted or required by law. For example, we will provide the information, as described above, to our transfer agent to process your requests or authorized transactions.

How We Protect Your Information:

We restrict access to your client information to authorized persons who have a need for these records in order to provide products or services to you. We also maintain physical, electronic, and procedural safeguards to guard client information. To further protect your privacy, our website uses the highest levels of internet security, including data encryption, Secure Sockets Layer protocol, user names and passwords, and other tools. As an added measure, we do not include personal or account information in non-secure e-mails that we send you via the Internet.

For clients with Internet access, Shelton Funds recommends that you do not provide your user name or password for any reason to anyone.

In the event that you hold shares of one or more Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of that financial intermediary would govern how your nonpublic personal information would be shared with non-affiliated third parties.

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Financial Highlights

The financial highlights table is intended to help you understand the Fund’s performance for the past five fiscal years. Certain information reflects financial results of a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker LLP, whose report, along with the Fund’s financial statements, are included in the Annual Report, available upon request.

S&P 500 Index Fund	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2009
Net asset value, beginning of period	$28.83	$24.95	$21.47	$20.88	$26.05
INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)	0.41	0.37	0.31	0.28	0.33
Net gain (loss) on securities (both realized and unrealized)	4.74	3.86	3.51	0.60	(5.14)
Total from investment operations	5.15	4.23	3.82	0.88	(4.81)
LESS DISTRIBUTIONS
Dividends from net investment income	(0.35)	(0.35)	(0.34)	(0.29)	(0.36)
Net asset value, end of period	$33.63	$28.83	$24.95	$21.47	$20.88

Total return	17.95%	17.08%	17.77%	4.15%	(18.29)%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of period	$10,093	$8,166	$8,749	$7,322	$6,300
Ratio of expenses to average net assets:
Before expense reimbursements	1.02%	1.04%	1.01%	1.06%	1.09%
After expense reimbursements	0.86%	0.86%	0.86%	0.86%	0.86%
Ratio of net investment income to average net assets
Before expense reimbursements	1.15%	1.20%	1.05%	1.03%	1.51%
After expense reimbursements	1.31%	1.38%	1.20%	1.22%	1.74%
Portfolio turnover	3%	3%	1%	7%	5%

(b)	Calculated based upon average shares outstanding.

S&P MidCap Index Fund	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2009
Net asset value, beginning of period	$23.00	$21.57	$17.77	$16.13	$20.94
INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)	0.18	0.06	0.05	0.07	0.10
Net gain (loss) on securities (both realized and unrealized)	4.77	2.36	3.82	1.70	(4.30)
Total from investment operations	4.95	2.42	3.87	1.77	(4.20)
LESS DISTRIBUTIONS
Dividends from net investment income	(0.16)	(0.04)	(0.07)	(0.10)	(0.11)
Distributions from capital gains	(1.41)	(0.95)	—	(0.03)	(0.50)
Total distributions	(1.57)	(0.99)	(0.07)	(0.13)	(0.61)
Net asset value, end of period	$26.38	$23.00	$21.57	$17.77	$16.13

Total return	22.75%	11.69%	21.78%	10.97%	(19.31)%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of period	$7,587	$6,417	$7,813	$6,439	$5,556
Ratio of expenses to average net assets:
Before expense reimbursements	1.14%	1.15%	1.13%	1.16%	1.20%
After expense reimbursements	1.08%	1.08%	1.08%	1.08%	1.08%
Ratio of net investment income to average net assets
Before expense reimbursements	0.54%	0.22%	0.19%	0.29%	0.59%
After expense reimbursements	0.61%	0.29%	0.24%	0.38%	0.70%
Portfolio turnover	8%	11%	16%	10%	31%

(b)	Calculated based upon average shares outstanding.

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S&P SmallCap Index Fund	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2009
Net asset value, beginning of period	$15.52	$14.42	$11.61	$10.90	$16.54
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (b)	0.06	0.02	—	(0.03)	0.02
Net gain (loss) on securities (both realized and unrealized)	3.87	2.26	2.85	0.74	(4.03)
Total from investment operations	3.93	2.28	2.85	0.71	(4.01)
LESS DISTRIBUTIONS
Dividends from net investment income	(0.06)	(0.01)	(0.03)	—	(0.04)
Distributions from capital gains	(0.03)	(1.17)	(0.01)	—	(1.59)
Total distributions	(0.09)	(1.18)	(0.04)	—	(1.63)
Net asset value, end of period	$19.36	$15.52	$14.42	$11.61	$10.90

Total return	25.47%	16.83%	24.52%	6.51%	(22.43)%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of period	$11,402	$9,505	$9,987	$7,806	$7,064
Ratio of expenses to average net assets:
Before expense reimbursements	1.39%	1.42%	1.39%	1.45%	1.56%
After expense reimbursements	1.24%	1.24%	1.24%	1.24%	1.24%
Ratio of net investment income to average net assets
Before expense reimbursements	0.10%	(0.05)%	(0.16)%	(0.48)%	(0.10)%
After expense reimbursements	0.25%	0.13%	(0.01)%	(0.26)%	0.23%
Portfolio turnover	15%	0%	23%	5%	12%

(b)	Calculated based upon average shares outstanding.

Shelton Core Value Fund	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2009
Net asset value, beginning of period	$18.00	$16.06	$13.95	$13.07	$15.64
INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)	0.27	0.23	0.19	0.12	0.15
Net gain (loss) on securities (both realized and unrealized)	3.34	1.93	2.12	0.87	(2.51)
Total from investment operations	3.61	2.16	2.31	0.99	(2.36)
LESS DISTRIBUTIONS
Dividends from net investment income	(0.21)	(0.22)	(0.20)	(0.11)	(0.16)
Distributions from capital gains	—	—	—	—	(0.05)
Total distributions	(0.21)	(0.22)	(0.20)	(0.11)	(0.21)
Net asset value, end of period	$21.40	$18.00	$16.06	$13.95	$13.07

Total return	20.20%	13.59%	16.49%	7.56%	(14.91)%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of period	$7,924	$6,640	$6,624	$5,421	$4,447
Ratio of expenses to average net assets:	1.34%	1.38%	1.37%	1.49%	1.47%
Ratio of net investment income to average net assets	1.33%	1.35%	1.14%	1.07%	1.32%
Portfolio turnover	5%	4%	13%	76%	27%

(b)	Calculated based upon average shares outstanding.

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Nasdaq-100 Index Fund	Year Ended August 31, 2013	Year Ended August 31, 2012		Year Ended August 31, 2011		Year Ended August 31, 2010	Year Ended August 31, 2009
Net asset value, beginning of period	$6.85	$5.53		$4.37		$4.03	$4.61
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (b)	0.04	0.01		—		(0.01)	(0.01)
Net gain (loss) on securities (both realized and unrealized)	0.84	1.31		1.16		0.35	(0.57)
Total from investment operations	0.88	1.32		1.16		0.34	(0.58)
LESS DISTRIBUTIONS
Dividends from net investment income	(0.02)	(0.00	)(a)	(0.00	)(a)	—	—
Net asset value, end of period	$7.71	$6.85		$5.53		$4.37	$4.03

Total return	12.95%	23.94%		26.63%		8.44%	(12.58)%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of period	$9,700	$9,473		$7,771		$5,452	$4,792
Ratio of expenses to average net assets:
Before expense reimbursements	1.33%	1.38%		1.40%		1.46%	1.61%
After expense reimbursements	0.99%	0.99%		0.99%		0.99%	0.99%
Ratio of net investment income (loss) to average net assets
Before expense reimbursements	0.23%	(0.28)%		(0.42)%		(0.73)%	(0.92)%
After expense reimbursements	0.58%	0.11%		0.00%		(0.26)%	(0.31)%
Portfolio turnover	13%	24%		24%		4%	8%

(a)	Less than $0.01 per share.

(b)	Calculated based upon average shares outstanding.

European Growth & Income Fund	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2009
Net asset value, beginning of period	$7.41	$7.63	$7.43	$8.20	$9.78
INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)	0.19	0.19	0.17	0.16	0.20
Net gain (loss) on securities (both realized and unrealized)	0.95	(0.22)	0.21	(0.75)	(1.57)
Total from investment operations	1.14	(0.03)	0.38	(0.59)	(1.37)
LESS DISTRIBUTIONS
Dividends from net investment income	(0.17)	(0.19)	(0.18)	(0.18)	(0.21)
Net asset value, end of period	$8.38	$7.41	$7.63	$7.43	$8.20

Total return	15.47%	(0.33)%	4.82%	(7.21)%	(13.69)%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of period	$5,795	$5,169	$5,888	$5,563	$5,542
Ratio of expenses to average net assets:
Before expense reimbursements	1.88%	1.93%	1.85%	1.88%	1.99%
After expense reimbursements	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income to average net assets
Before expense reimbursements	1.92%	2.13%	1.64%	1.56%	2.32%
After expense reimbursements	2.31%	2.56%	1.99%	1.94%	2.81%
Portfolio turnover	3%	0%	8%	0%	13%

(b)	Calculated based upon average shares outstanding.

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U.S. Government Securities Fund	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2009
Net asset value, beginning of period	$10.96	$10.82	$10.70	$10.43	$10.53
INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)	0.13	0.14	0.16	0.26	0.32
Net gain (loss) on securities (both realized and unrealized)	(0.55)	0.14	0.12	0.30	(0.09)
Total from investment operations	(0.42)	0.28	0.28	0.56	0.23
LESS DISTRIBUTIONS
Dividends from net investment income	(0.14)	(0.14)	(0.16)	(0.29)	(0.33)
Net asset value, end of period	$10.40	$10.96	$10.82	$10.70	$10.43

Total return	(3.88)%	2.60%	2.65%	5.50%	2.19%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of period	$7,103	$8,202	$8,878	$8,668	$7,425
Ratio of expenses to average net assets:
Before expense reimbursements	1.36%	1.37%	1.37%	1.44%	1.36%
After expense reimbursements	1.24%	1.24%	1.24%	1.24%	1.24%
Ratio of net investment income to average net assets
Before expense reimbursements	1.12%	1.19%	1.35%	2.30%	2.88%
After expense reimbursements	1.24%	1.32%	1.47%	2.50%	3.01%
Portfolio turnover	6%	9%	62%	54%	82%

(b)	Calculated based upon average shares outstanding.

Short-Term U.S. Government Bond Fund	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2009
Net asset value, beginning of period	$10.25	$10.34	$10.43	$10.30	$10.13
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (b)	(0.06)	(0.00)	0.02	0.04	0.14
Net gain (loss) on securities (both realized and unrealized)	(0.03)	(0.07)	(0.04)	0.15	0.16
Total from investment operations	(0.09)	(0.07)	(0.02)	0.19	0.30
LESS DISTRIBUTIONS
Dividends from net investment income	—	—	(0.02)	(0.06)	(0.13)
Distributions from capital gains	(0.01)	(0.02)	(0.05)	—	—
Total distributions	(0.01)	(0.02)	(0.07)	(0.06)	(0.13)
Net asset value, end of period	$10.15	$10.25	$10.34	$10.43	$10.30

Total return	(0.85)%	(0.66)%	(0.18)%	1.82%	2.93%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of period	$1,898	$2,060	$3,075	$3,224	$2,551
Ratio of expenses to average net assets:
Before expense reimbursements	1.57%	1.48%	1.42%	1.39%	1.45%
After expense reimbursements	1.09%	1.09%	1.09%	1.09%	1.09%
Ratio of net investment income (loss) to average net assets
Before expense reimbursements	(1.04)%	(0.40)%	(0.13)%	0.09%	0.98%
After expense reimbursements	(0.56)%	(0.01)%	0.20%	0.39%	1.34%
Portfolio turnover	50%	13%	28%	42%	58%

(b)	Calculated based upon average shares outstanding.

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The United States Treasury Trust	Year Ended August 31, 2013		Year Ended August 31, 2012		Year Ended August 31, 2011		Year Ended August 31, 2010		Year Ended August 31, 2009
Net asset value, beginning of period	$1.000		$1.000		$1.000		$1.000		$1.000
INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)	—		—		—		—		—
Net gain on securities (both realized and unrealized)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	—		—
Total from investment operations	(0.000)		(0.000)		(0.000)		—		—
LESS DISTRIBUTIONS
Dividends from net investment income	—		—		—		—		—
Distributions from capital gains	—		—		(0.000	)(a)
Total distributions	—		—		(0.000)		—		—
Net asset value, end of period	$1.000		$1.000		$1.000		$1.000		$1.000

Total return	0.00%		0.00%		0.00%		0.00%		0.04%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of period	$3,150		$2,508		$3,647		$3,486		$3,302
Ratio of expenses to average net assets:
Before expense reimbursements	0.76	%(d)	0.77	%(d)	0.78	%(d)	0.93	%(d)	0.97	%(c)
After expense reimbursements	0.07	%(d)	0.05	%(d)	0.12	%(d)	0.14	%(d)	0.35	%(c)
Ratio of net investment income (loss) to average net assets
Before expense reimbursements	(0.69	)%(d)	(0.73	)%(d)	(0.66	)%(d)	(0.79	)%(d)	(0.59	)%(c)
After expense reimbursements	0.00	%(d)	0.00	%(d)	0.00	%(d)	0.00	%(d)	0.03	%(c)

(a)	Less than $0.01 per share.

(b)	Calculated based upon average shares outstanding.

(c)	Includes Temporary Guarantee Program expense and negative yield waiver adjustment.

(d)	Includes negative yield waiver adjustment.

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P.O. Box 387
San Francisco, CA 94104-0387
(800) 955-9988
www.sheltoncap.com

To Learn More

This Prospectus contains important information on the Funds and should be read and kept for future reference. You can also get more information from the following sources:

Annual and Semi-Annual Reports

These are automatically mailed to all shareholders without charge. In the Annual Report, you will find a discussion of market conditions and investment strategies that significantly affected each fund’s performance during its most recent fiscal year. The Annual Report is incorporated by reference into this Prospectus, making it a legal part of the Prospectus.

Statement of Additional Information

This includes more details about the Funds, including a detailed discussion of the risks associated with the various investments. The SAI is incorporated by reference into this Prospectus, making it a legal part of the Prospectus.

You may obtain a copy of these documents free of charge by calling the Funds at (800) 225-8778, by accessing the Funds’ website at www.sheltoncap.com, or by emailing the Funds at info@sheltoncap.com, or by contacting the SEC at the address noted below or via e-mail at publicinfo@sec.gov. The SEC may charge you a duplication fee. You can also review these documents in person at the SEC’s Public Reference Room, or by visiting the SEC’s Internet Site at www.sec.gov.

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-01520
1-202-551-8090
www.sec.gov

The Funds are not bank deposits and are not guaranteed, endorsed or insured by any financial institution or government entity such as the Federal Deposit Insurance Corporation (FDIC).

Investment Company Act File Number 811-04417

Prospectus

January 1, 2014

SHELTON GREEN ALPHA FUND
Ticker: NEXTX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed on whether the information in this prospectus is adequate or accurate. Any representation to the contrary is a criminal offense.

The Fund is not a bank deposit and is not guaranteed, endorsed or insured by any financial institution or government entity or the Federal Deposit Insurance Corporation (FDIC).

Shelton Green Alpha Fund Summary	1
Investment Objectives, Strategies and Risk	3
Management and Organization	3
Additional Non-Principal Investment Related Risks	4
How to Buy Shares	5
How to Sell Shares	6
Other Policies	8
Dividends & Taxes	9
Privacy Statement	9
Financial Highlights	11

This Fund may not be available in your state. Please check with your Advisor to determine if the Fund is available for sale in your state.

SHELTON GREEN ALPHA FUND
Ticker Symbol: NEXTX

INVESTMENT OBJECTIVE

The Fund’s investment objective is to achieve long-term capital appreciation by investing in stocks in the green economy.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay when you buy and hold shares of the Fund.

Shareholder Fees
(fee paid directly from your investment)
Sales and redemption charges	none

Annual Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.00%
Distribution and Service (12b-1) Fee	none
Other expenses	4.16%
Total Annual Fund Operating Expenses	5.16%(1)
Fee Waiver and/or Expense Reimbursement(2)	(3.92)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	1.24(1)

A $10 account fee will be charged to accounts with a balance of less than $10,000.

(1)	Annualized (the Fund began operation on March 12, 2013)

(2)
The Fund’s investment manager, Shelton Capital Management, has contractually agreed to reimburse expenses incurred by the Fund to the extent that total annual fund operating expenses exceed 1.38% until April 1, 2014. This agreement may only be terminated with the approval of the Board of Trustees of the Fund. Shelton Capital Management may be reimbursed for any foregone advisory fees or unreimbursed expenses within three fiscal years following a particular reduction or expense, but only to the extent the reimbursement does not cause the Fund to exceed applicable expense limits and the effect of the reimbursement is measured after all ordinary operating expenses are calculated. Any such reimbursement is subject to the review and approval of the Fund’s Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years
$140	$437

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Since inception of the Fund (March 12, 2013) through the end of the fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in common stocks of companies that Green Alpha Advisors (the “Sub-Advisor”) believes are leaders in managing environmental risks and opportunities, have above average growth potential and are reasonably valued. Under normal market conditions, at least 80% of the Fund’s total assets (which includes the amount of any borrowings for investment purposes) will be invested in U.S. common stocks and American Depository Receipts (“ADRs). The Fund may invest in companies of all sizes and seeks diversification by economic sector.

The companies are part of a proprietary universe of green economy companies. A “green economy” company is one that works to improve human well-being and social equity while significantly reducing environmental risks and ecological scarcities. The sub-advisor maintains a proprietary list of roughly 300 companies from several industries and economic sectors that, in its sole and absolute discretion, meet this requirement. This list is created after a review of a company’s business plan, activities and operating policies. Stocks to be purchased by the fund are selected from this green economy universe by the Sub-advisor using quantitative and qualitative analysis. Quantitative analysis refers to a mathematical review of the companies’ operating performance and qualitative analysis refers to the sub-advisor’s exercise of judgment when evaluating the future prospectus of a company.

In addition to applying macro-economics, the Fund managers will employ fundamental analysis designed to evaluate each company’s financial condition and relative industry position. Fundamental criteria used to evaluate financial condition include, but are not limited to, earnings and revenue history, growth rates, strength of balance sheet, and valuation metrics including price to book, price to sales, price to earnings and price/earnings to growth ratio. Criteria used to evaluate relative industry position include, but are not limited to, geographic sources of revenues and individual business lines and comparative data and financial ratios of competitors.

The Fund’s managers seek to purchase equity securities for the Fund’s portfolio consistent with the Fund’s investment objectives. The Fund’s managers generally will consider selling equity securities from the Fund’s portfolio when the manager believes that such securities are no longer consistent with the Fund’s investment objectives or desired valuation metrics, other securities appear to offer more compelling opportunities, to meet redemption requests and in other circumstances that the managers deem consistent with the Fund’s investment objectives.

Although the Fund will attempt to invest as much of its assets as is practical in common stocks, the Fund may maintain a reasonable (up to 20%) position in in U.S. Treasury Bills and money market instruments to meet redemption requests and other liquidity needs.

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The Fund may invest in stock futures contracts when the managers are holding cash or cash equivalents and want to keep the Fund fully exposed to the equity markets. Utilizing futures allows the managers to maintain a high percentage of the portfolio in the market while maintaining cash for short-term liquidity needs and other purposes.

PRINCIPAL RISKS

The Fund’s principal risks include:

Stock Market Risk: The stock market goes up and down every day. As with any investment whose performance is linked to these markets, the value of an investment in the Fund will change. During a declining stock market, an investment in this Fund may lose money.

Common Stock Risk: Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value.

Liquidity Risk: The Fund may invest in securities in the green economy that cannot be traded quickly enough in the market to prevent a loss or make the required profit.

Management Risk: The Fund’s performance will reflect in part the Sub-Advisor’s ability to implement its investment strategy and make investment decisions which are suited to achieving the Fund’s investment objective. A strategy used by the investment management team may fail to produce the intended results. The Fund may underperform its benchmark or other mutual funds with similar investment objectives.

Equity Investing Risk: The Fund may invest in small, medium and large-sized companies from many sectors. In doing so, the Fund is not as sensitive to the movements of a single company’s stock or a single economic sector. However, during periods where alternative investments in, for example, fossil fuel green energy securities outperform Fund portfolio stocks, we expect the performance of the Fund to underperform other mutual funds that invest in these alternative categories.

Environmental Investing Risk: The Fund’s environmental criteria limits the available investments compared to similar funds that do not have the same criteria limits. Accordingly, the Fund may forego opportunities to buy certain securities when it might otherwise be advantageous to do so, or may sell securities for environmental reasons when it might be otherwise disadvantageous for it to do so.

Small- or Medium-Sized Company Risk: Investing in securities of small- and medium sized companies, even indirectly, may involve greater volatility than investing in larger and more established companies.

ADR Risk: ADR’s maintain an element of foreign investment risk even though they are traded in U.S. denominations on U.S. Stock markets. Foreign companies operate differently than U.S. Companies; as a result, the Fund may encounter risks not typically associated with those of U.S. companies. For instance, foreign companies are not subject to the same accounting, auditing and financial reporting standards and procedures as required from U.S. companies; and their stocks may not be as liquid as stocks of similar U.S. companies. Additionally, foreign stock exchanges, brokers and companies generally have less government supervision and regulation than their counterparts in the United States. As a result, these factors could negatively impact the return of the Fund.

All mutual funds take investment risk. Therefore, it is possible to lose money by investing in the Fund. These and other risks are discussed in more detail in the Statement of Additional Information.

BAR CHART AND PERFORMANCE TABLE

The Fund began operation on March 12, 2013 as a result, the Fund’s average annual total returns for a full calendar year are not available for publication.

MANAGEMENT

Investment Advisor and Sub-Advisor

On February 14, 2013 the Board of Trustees of the Shelton Funds approved the appointment of Shelton Capital Management, a California limited partnership, to serve as investment adviser to the Fund (“Shelton Capital” or the “Advisor”). The advisory agreement between Shelton Capital Management and Green Alpha Advisors was approved by the Fund’s Board of Trustees and was executed for an initial two-year term effective March 8, 2013. On February 14, 2013 the Board of Trustees of the Shelton Funds approved Green Alpha Advisors, LLC to serve as the investment sub-advisor to the Fund (“Green Alpha Advisors” or the “Sub-Advisor”). The sub-advisory agreement between Shelton Capital Management and Green Alpha Advisors was approved by the Fund’s Board of Trustees and was executed for an initial two-year term effective March 8, 2013.

Portfolio Managers

Jeremy Deems and Garvin Jabusch will serve as Co-Portfolio Managers of the Fund. Messrs. Deems and Jabusch have served as portfolio managers of privately managed assets since July 2007.

PURCHASE AND SALE OF FUND SHARES

The Fund’s initial and subsequent investment minimums are as follows:

	Minimum Initial Investment	Minimum Subsequent Investment
Accounts with Automatic Investment Plan (“AIP”)*	$500	$100
All other Funds’ accounts	$1,000	$100

*	A minimum monthly contribution of $100 is required for AIP accounts. For additional information on our AIP program, see section titled “Automatic Investment Plan” in the Prospectus.

You may redeem all or a portion of your shares on any business day that the Fund is open for business by mail, by check, by exchange, by accessing our website (sheltoncap.com) or by telephone at (800) 955-9988, if you have elected telephone privileges.

TAXES

Dividends and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES AND RISKS

The Shelton Green Alpha Fund is a diversified mutual fund that seeks to achieve long-term capital appreciation by investing in U.S. common stock equities and sponsored ADRs in the green economy. Sponsored ADRs are issued in cooperation with the underlying foreign company whose equity shares will underly the ADR shares. With the corporation’s sponsorship, the ADRs created in the issuance usually afford their owners the same rights normally given to stockholders, such as voting rights.

The Fund’s manager seeks to purchase equity securities for the Fund’s portfolio consistent with the Fund’s investment objective, for example when the manager believes such securities have potential for capital appreciation, value potential, or income producing potential. The Fund’s manager generally will consider selling equity securities from the Fund’s portfolio when the manager believes that such securities are no longer consistent with the Fund’s investment objectives, other securities appear to offer more compelling opportunities, or to meet redemption requests and in other circumstances that the manager deems appropriate consistent with the Fund’s investment objectives. Although the Fund will attempt to invest as much of its assets as is practical in growth and value stocks in the green economy, the Fund may maintain a reasonable (up to 20%) position in U.S. Treasury Bills and money market instruments to meet redemption requests and other liquidity needs. The Fund may invest in stock futures contracts when the manager wants to keep the net assets of the Fund fully invested in the equity markets but is holding some portion of the portfolio in cash equivalents. Utilizing futures allows the manager to maintain a high level of exposure to the equity markets while maintaining cash for liquidity needs.

The Fund is subject to risks, any of which could cause the Fund to lose money. The principal risks include:

Stock Market Risk: The stock market goes up and down every day. As with any investment whose performance is linked to these markets, the value of an investment in the Fund will change. During a declining stock market, an investment in this Fund may lose money.

Small- or Medium Sized Company Risk: The Fund invests in small and medium sized companies from many sectors. In doing so, the Fund is not as sensitive to the movements of a single company’s stock or a single economic sector. These types of companies may have narrower markets for their goods and services as well as limited markets and financial resources. There will generally be less publicly available information concerning these securities and adverse publicity and investor perceptions, can decrease the value and liquidity of the securities held by the Fund. As a result, their performance can be more volatile and they fact greater risk of business failure, which could increase the volatility of the Fund.

Economic and Political Events Risks: Many factors will affect the performance of the stock market. Two major factors are economic and political events. The impact of positive or negative events could be short-term (by causing a change in the market that is corrected in a year or less) or long-term (by causing a change in the market that may last for many years). Events may affect one sector of the economy or a single stock, but may not have a significant impact on the overall market.

Sector Risks: The Fund is primarily invested in U.S. and non U.S. growth and value stocks and is designed to provide potential for long-term capital appreciation. At times the Fund may hold a significant position in a specific sector, therefore the Funds’ performance may be significantly impacted by the performance of a single sector.

Equity Investing Risks: The Fund may invest in small and illiquid, medium and large-sized companies from many sectors. In doing so, the Fund is not as sensitive to the movements of a single company’s stock or a single economic sector. However, during periods where alternative investments in, for example, fossil fuel energy securities outperform Fund portfolio stocks, we expect the performance of the Fund to underperform other mutual funds that invest in these alternative categories.

Stock Futures Risk: The Fund’s primary risks are associated with changes in the stock market, however, there are other risks associated with the Fund. For example, the Fund may invest in futures contracts to the extent that it holds cash in the portfolio. If these futures contracts owned by the Fund do not perform well, the Fund’s performance will be impacted. Under normal circumstances the Fund may follow a number of investment policies to achieve its objective. The Fund may invest in stock futures. Losses involving futures can sometimes be substantial in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss for the Fund. In an effort to minimize this risk, the Fund will not use futures for speculative purposes or as leverage. It is the Fund’s policy to hold cash deposits equal or greater than the total market value of any futures position. The value of all futures and options contracts in which the Fund acquires an interest will not exceed 20% of current total assets.

Environmental Investing Risk: The Fund’s environmental criteria limit the available investments compared with funds with no such criteria. Under certain economic conditions, this could cause the Fund’s investment performance to be worse or better than similar funds with no such criteria.

All mutual funds take investment risk. Therefore, it is possible to lose money by investing in the Fund.

MANAGEMENT AND ORGANIZATION

FUND MANAGEMENT

The investment adviser for the Fund is Shelton Capital Management, A California limited partnership, 44 Montgomery Street, Suite 2100, San Francisco, CA 94104 (the “Advisor”). Shelton Capital Management has $828 million of assets under management as of August 31, 2013. Shelton Capital has been managing mutual funds since 1985. Shelton Capital is responsible for managing the Fund and handling the administrative requirements of the Fund. As compensation for managing the portfolio, Shelton Capital Management receives a management fee from the Fund of 1.00%. A discussion regarding the basis for the Board’s approval of the investment advisory agreements for the Fund is available in the Annual Report for the fiscal year ended August 31, 2013.

Shelton Capital has contractually delegated the day-to-day portfolio management responsibilities of the Fund to Green Alpha Advisors, LLC. Green Alpha Advisors ( the ”Sub-Advisor”), who have their offices in Boulder, Colorado and, as of August 31, 2013 have managed and advised approximately $ 8.6 million in assets.

Garvin Jabusch has been portfolio manager of the Fund since its inception on March 8, 2013. Mr. Jabusch is co-founder of Green Alpha Advisors. Mr. Jabusch co-founded Green Alpha Advisors in 2007 and he serves as the Chief Investment Officer of Green Alpha Advisors. Mr. Jabusch holds an MBA in international management

3

and finance from the American Graduate School of International Management. Mr. Jabusch earned a BS in Anthropology from the University of Utah.

Jeremy Deems has been co-portfolio manager of the Fund since its inception on March 8, 2013. Mr. Deems co-founded Green Alpha Advisors in 2007 and he serves as the Chief Financial Officer, Chief Operating Officer and Chief Compliance Officer of Green Alpha Advisors. Mr. Deems holds an MBA in Finance from Saint Mary’s College of California. Mr. Deems earned a BS in business administration, honors concentration in financial services and Minor in accounting from Saint Mary’s College of California. Mr. Deems is a CPA and a member of the American Institute of Certified Public Accountants.

The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Fund.

ADDITIONAL NON-PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

AMERICAN DEPOSITORY RECEIPTS (ADRS)

The Fund may invest in unsponsored ADRs. Such investments may subject the Fund to significant investment risks that are different from, and in addition to, those related to investments of U.S. domestic issuers or in the U.S. markets. Unsponsored ADRs may involve additional risks in that they are organized without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as that for sponsored ADRs.

PORTFOLIO TURNOVER

The Fund generally intends to purchase securities for long-term investments rather than short-term gains. However, a security may be held for a shorter than expected period of time if, among other things, the manager needs to raise cash or feels that it is appropriate to do so. Portfolio holdings may also be sold sooner than anticipated due to unexpected changes in the markets. Buying and selling securities may involve incurring some expense to a fund, eg. commissions paid to brokers and other transaction costs. By selling a security, the Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Generally speaking, the higher a fund’s annual portfolio turnover, the greater its brokerage costs and the greater likelihood that it will realize taxable capital gains. Increased brokerage costs may affect a fund’s performance. Also, unless you are a tax-exempt investor or you purchase shares through a tax-deferred account, the distributions of capital gains may affect your after-tax return. For some funds, annual portfolio turnover of 100% or more is considered high.

TEMPORARY DEFENSIVE POSITIONS

In drastic market conditions, the manager may sell all or some of the Fund’s securities and temporarily invest the Fund’s money in U.S. government securities or money market instruments backed by U.S. government securities, if it believes it is in the best interest of shareholders to do so. As of the date of this Prospectus, this has never happened; but if it were to occur, the investment goals of the Fund may not be achieved.

VALUATION RISK

Some or all of the securities held by a Fund may be valued using “fair value” techniques, rather than market quotations, under the circumstances described in this Prospectus under “How Fund Shares Are Priced.” Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sales or closing prices. No assurance can be given that use of these fair value procedures will always best represent the price at which a Fund could sell the affected portfolio security or result in a more accurate net asset value per share of a Fund.

OPENING AN ACCOUNT

Shares of the Fund may be purchased through the Fund’s distributor or through third party distributors, brokerage firms and retirement plans. The following information is specific to buying directly from the Fund’s distributor. If you invest through a third party distributor, many of the policies, options and fees charged for the transaction may be different. You should contact them directly for information regarding how to invest or redeem through them.

You’ll find all the necessary application materials included in the packet accompanying this Prospectus or you may download an investment kit by accessing our website at www.sheltoncap.com. Additional paperwork may be required for corporations, associations, and certain other fiduciaries. The minimum initial investments and subsequent investments for the Fund are as follows:

	Minimum Initial Investment	Minimum Subsequent Investment
Accounts with Automatic Investment Plan (“AIP”)*	$500	$100
All other Fund accounts	$1,000	$100

*	A minimum monthly contribution of $100 is required for AIP accounts. For additional information on our AIP program, see section titled “Automatic Investment Plan” in the Prospectus.

The Fund’s distributor may change the minimum investment amounts at any time or waive them at its discretion. To protect against fraud, it is the policy of the Funds not to accept unknown third party checks for the purposes of opening new accounts or purchasing additional shares. If you have any questions concerning the application materials, wire transfers, our yields and net asset values, or our investment policies and objectives, please call us, toll-free at (800) 955-9988.

BUYING AND SELLING SHARES

If you need an account application call us at (800) 955-9988 or download an investment kit from our website at www.sheltoncap.com. Keep in mind the following important policies:

•	The Fund may take up to 7 days to pay redemption proceeds.

•	If your shares were recently purchased by check, the Fund will not release your redemption proceeds until payment of the check can be verified which may take up to 15 days.

•	Exchange purchases must meet the minimum investment amounts of the Fund you are purchasing.

•	You must obtain and read the Prospectus for the Fund you are buying prior to making the exchange.

•
If you have not selected the convenient exchange privileges on your original account application, you must provide a medallion signature guaranteed letter of instruction to the Fund, directing any changes in your account.

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•	The Fund may refuse any purchase or exchange purchase transaction for any reason.

HOW TO BUY SHARES

INITIAL PURCHASE

Make your check payable to the Fund and mail your check with the application to ALPS Fund Services, Inc., at the address indicated below. Please note the minimum initial investments previously listed.

Shelton Funds
C/O Alps Fund Services, Inc.
P.O. Box 2482
Denver, CO 80201

You may also forward your check (and application, for new accounts) to the Funds’ offices, which will in turn forward your check (and application, for new accounts) on your behalf to the Funds’ agent for processing. You will receive the share price next determined after your check has been received by the agent. Please note that this means that the shares will be purchased at the next calculated price after receipt by the agent, which is typically the next business day following receipt at the Funds’ offices. The Funds’ office is located at the following address:

Shelton Funds
P.O. Box 387
San Francisco, CA 94104-0387

You also may buy shares of the Fund through selected securities brokers. Your broker is responsible for the transmission of your order to ALPS Fund Services, Inc., the Fund’s agent, and may charge you a fee. You will generally receive the share price next determined after your order is placed with your broker, in accordance with your broker’s agreed upon procedures with the Fund. Your broker can advise you of specific details. You should keep in mind that your purchase and redemption orders must be submitted to your securities broker or other financial intermediary by 4:00 p.m. Eastern Time in order to receive the current day’s price.

You can open a new account online. Go to www.sheltoncap.com and follow the online instructions. Please be sure to first read the Fund prospectus before investing.

PURCHASING BY EXCHANGE

You may purchase shares in the Fund by exchanging shares from an account in one of the other Shelton Funds. Such exchanges must meet the minimum amounts required for initial or subsequent investments. When opening an account by exchanging shares, your new account must be established with the same registration as your other Shelton Funds account and an exchange authorization must be in effect. If you have an existing account with us and an exchange authorization in effect,, call (800) 955-9988 during normal business hours (8:00 a.m. to 5:00 p.m. Pacific Time) to exchange shares.

You may also exchange shares by accessing our website at www.sheltoncap.com. You must complete the online access agreement in order to access your account online.

Each exchange actually represents the sale of shares of one Fund and the purchase of shares in another, which may produce a gain or loss for tax purposes. We will confirm each exchange transaction with you by mail.

All transactions are processed at the share price next calculated after receiving the instructions in good form (as defined below), normally at 4:00 p.m. Eastern time (1:00 p.m. Pacific time).

WIRE INSTRUCTIONS:

Provide your bank or broker with these instructions:

State Street Bank & Trust Co. ABA # 011000028 For: Shelton Funds Account # 00143305
For further credit to: Name of Fund: Account Registration: Account Number:	(name of fund here) (name on account here) (account number here)

In order to make your order effective, we must have your order in good form. “Good form” means that the Fund’s transfer agent has all the information and documentation it deems necessary to affect your order. All purchases are subject to screens as required by applicable federal and state regulations. Please note a Fund and its manager reserve the right to reject any purchase. Your purchase will be processed at the net asset value next calculated after your order has been received by the Fund’s agent. You will begin to earn dividends as of the first business day following the day of your purchase.

All your purchases must be made in U.S. dollars and checks must be drawn on banks located in the U.S. We reserve the right to limit the number of investment checks processed at one time. If the check does not clear, we will cancel your purchase, and you will be liable for any losses and fees incurred in connection with the check that does not clear (i.e., the NSF check).

When you purchase by check, redemption proceeds will not be sent until we are satisfied that the investment has been collected (confirmation of clearance may take up to 15 days). Payments by check or other negotiable bank deposit will normally be effective within 2 business days for checks drawn on a member of the Federal Reserve System and longer for most other checks. Wiring your money to us will generally reduce the time you must wait before redeeming or exchanging shares. You can wire federal funds from your bank or broker, which may charge you a fee.

The Fund does not consider the U.S. Postal Service or other independent delivery service to be their agents. Therefore, deposit in the mail or with such delivery services does not constitute receipt by ALPS Fund Services, Inc. or the Fund.

PURCHASING ADDITIONAL SHARES

Make your check payable to the Fund, in which you are investing, write your account number on the check, and mail your check with your confirmation stub to the address printed on your account statement. There is a $250 minimum for subsequent investments, unless made through the AIP as detailed below.

After setting up your online account, you may obtain a history of transactions for your account(s) by accessing our website at www.sheltoncap.com.

AUTOMATIC INVESTMENT PLAN

Using the Fund’s AIP, you may arrange to make additional purchases (minimum $100) automatically by electronic funds transfer (“EFT”) from your checking or savings account. Your bank must be a member of the Automated Clearing House. You can terminate the program with ten days written notice. There is no fee to participate in this

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program, however, a service fee of $25.00 will be deducted from your account for any AIP purchase that does not clear due to insufficient funds, or if prior to notifying the Fund in writing or by telephone to terminate the plan, you close your bank account or take other action in any manner that prevents withdrawal of the funds from the designated checking or savings account. Investors may obtain more information concerning this program, including the application form, from the Fund.

The share prices of the Fund are subject to fluctuations. Before undertaking any plan for systematic investment, you should keep in mind that such a program does not assure a profit or protect against a loss.

We reserve the right to suspend the offering of shares of the Fund for a period of time and to reject any specific purchase order in whole or in part.

HOW FUND SHARES ARE PRICED

The Fund is open for business every day that the New York Stock Exchange (NYSE) is open, with the exception of Columbus Day (observed) and Veterans Day (observed). The Fund will calculate its net asset value each day that it is open for the processing of transactions, and may calculate its net asset value on certain other days as noted below. The net asset value of the Fund is computed by adding all of its portfolio holdings and other assets, deducting its liabilities, and then dividing the result by the number of shares outstanding for the Fund. The Fund’s accounting service provider calculates the NAV as of market close, normally 4:00 p.m. Eastern time (1:00 p.m. Pacific time), on each day that the markets are open. Occasionally, the Pricing Committee, subject to the supervision of the Fund’s Board of Trustees, will make a good faith estimate of a security’s “fair value” when market quotations are not readily available or deemed unreliable. Please refer to “Fair Value Pricing” below for additional information.

The number of shares your money buys is determined by the share price of the Fund on the day your transaction is processed. Orders that are received in good form by ALPS Fund Services, Inc. are executed at the net asset value next calculated.

The share prices of the Fund will vary over time as interest rates and the value of its securities vary. Portfolio securities of the Fund listed on a national exchange are valued at the last reported sale price. Futures contracts are valued at their final settlement price as determined by the Chicago Mercantile Exchange. U.S. Treasury Bills are valued at amortized cost, which approximates market value. The share price of the Fund is reported by the Nasdaq Mutual Fund Quotation Service in the mutual funds section of various newspapers after the heading “Shelton Funds”.

FAIR VALUE PRICING

Occasionally, reliable market quotations are not readily available or there may be events affecting the value of foreign securities or other securities held by the Fund. When such events occur after the close of regular trading on foreign or other exchanges, but before trading on the NYSE is closed ( a “Significant Event”) the Fund must determine the “fair value” of the affected security or securities. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees. Generally fair value of a portfolio security or other assets shall be the amount the owner of the security or asset might reasonably expect to receive upon its current sale. Generally speaking, the procedure adopted by the Board of Trustees requires the valuation committee or pricing committee, to convene, consider all available information regarding the affected security or securities, and based upon “general valuation considerations” set out in the procedures, arrive at a fair value in light of all of these factors and considerations.

To help determine whether a Significant Event has occurred with respect to securities traded principally in foreign markets, the Fund’s accounting service provider has engaged a third party service provider to systematically recommend the adjustment of closing market prices of non-U.S. securities based upon changes in a designated U.S. securities market index occurring form the time of the close of the relevant foreign market and the close of trading on the NYSE.

Attempts to determine the fair value of securities introduces an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Fund would compare the new market quotation to the fair value price to evaluate the effectiveness of its fair valuation.

PERFORMANCE INFORMATION

All performance information published in advertisements, sales literature and communications to investors, including various expressions of current yield, effective yield, tax equivalent yield, total return and distribution rate, is calculated and presented in accordance with the rules prescribed by the SEC. In each case, performance information will be based on past performance and will reflect all recurring charges against fund income. Performance information is based on historical data and does not indicate the future performance of any fund.

HOW TO SELL SHARES

You may redeem all or a portion of your shares on any business day that the Fund is open for business. Your shares will be redeemed at the net asset value next calculated (after the close of the NYSE which is 4 pm Eastern Time) after we have received your redemption request in good form. Good form requires that we have clear, actionable instructions that are properly executed by authorized signers on the account. In cases where the transaction requires a medallion signature guarantee, this will be required to meet the good form standard. Remember the Fund may hold redemption proceeds until we are satisfied that we have collected the funds which were deposited by check. To avoid possible delays, which could be up to 15 days, you should consider making your investment by wire, following the instructions as described in the section titled “Wire Instructions” in this Prospectus.

BY MAIL

If you have not elected telephone redemption or transfer privileges, you must send a letter of instruction.  Additionally, if the check is to be made payable to a third party or sent to an address other than the address of record, you must obtain a “medallion signature-guarantee” on the letter of instruction”.  The letter of instruction must (i) specify the name of the Fund, (ii) the number of shares to be sold and/or the dollar amount, (iii) your name(s), and (iv) your account number(s).  The letter of instruction is to be mailed to the Funds’ offices. If you have additional questions, please contact us at (800) 955-9988.

The Funds’ Transfer Agent requires that signature(s) be guaranteed by an eligible signature guarantor such as a commercial bank, broker-dealer, credit union, securities exchange or association, clearing agency or savings association. This policy is designed to protect shareholders and their accounts.

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BY EXCHANGE

You must meet the minimum investment requirement of the Fund into which you are exchanging. You can only exchange between accounts with identical registrations. Same day exchanges are accepted until market close, normally 4:00 p.m. Eastern time (1:00 p.m. Pacific time).

BY WIRE

You must have applied for the wire feature on your account. We will notify you when this feature is active and you may then make wire redemptions by calling us before 4:00 p.m. Eastern time (1:00 p.m., Pacific time). This means your money will be wired to your bank the next business day.

BY ELECTRONIC FUNDS TRANSFER

You must have applied for the EFT withdrawal feature on your account. Typically, money sent by EFT will be sent to your bank within 3 business days after the sales of your securities. There is no fee for this service.

ONLINE

You can sell shares in a regular account by accessing our website at www.sheltoncap.com. You may not buy or sell shares in a retirement account using our online feature.   If you have added banking information or changed your address online, there is a 15-day holding period before redemptions will be sent out.

BY TELEPHONE

You must have this feature set up in advance on your account. Call the Fund at (800) 955-9988. Give the name of the Fund in which you are redeeming shares, the exact name in which your account is registered, your account number, the required identification information and the number of shares or dollar amount that you wish to redeem.

Unless you submit an account application that indicates that you have declined telephone and/or online exchange privileges, you agree, by signing your account application, to authorize and direct the Funds to accept and act upon telephone, on-line, telex, fax, or telegraph instructions for exchanges involving your account or any other account with the same registration. The Fund employs reasonable procedures in an effort to confirm the authenticity of your instructions. These procedures will require a redeeming shareholder to give a special authorization number or password. Provided these procedures are followed, you further agree that neither the Fund nor the Fund’s agent will be responsible for any loss, damage, cost or expense arising out of any instructions received for an account.

You should realize that by electing the telephone exchange or the online access options, you may be giving up a measure of security that you might otherwise have if you were to exchange your shares in writing. For reasons involving the security of your account, telephone transactions may be tape recorded.

SYSTEMATIC WITHDRAWAL PLAN

If you own shares of a Fund with a value of $10,000 or more, you may establish a Systematic Withdrawal Plan. You may receive monthly or quarterly payments in amounts of not less than $100 per payment. Details of this plan may be obtained by calling the Fund at (800) 955-9988.

OTHER REDEMPTION POLICIES

Payment of Redemption Proceeds: The Trust has committed itself to pay in cash all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the applicable Fund’s net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC.

Redemption-in-Kind: In the case of requests for redemption in excess of such amounts, the Trustees reserve the right to make payments in whole or in part in securities or other assets of the Fund from which the shareholder is redeeming in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of that Fund or the Trust. In such circumstances, the securities distributed would be valued at the price used to compute such Fund’s net asset value. Should a Fund do so, a shareholder would likely incur transaction fees in converting the securities to cash.

Retirement Plan Redemptions: Retirement Plan shareholders should complete a Rollover Distribution Election Form in order to sell shares of the Funds so that the sale is treated properly for tax purposes.

Once your shares are redeemed, we will normally mail you the proceeds on the next business day, but no later than within 7 days. When the markets are closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances as determined by the SEC to merit such action, we may suspend redemption or postpone payment dates.

Low Balance Accounts: If you want to keep your account(s) open, please be sure that the value of your account does not fall below $1,000 because of redemptions. The Manager may elect to close an account and mail you the proceeds to the address of record. We will give you 30 days written notice that your account(s) will be closed unless you make an investment to increase your account balance(s) to the $1,000. If you close your account, any accrued dividends will be paid as part of your redemption proceeds.

The share prices of the Fund will fluctuate and you may receive more or less than your original investment when you redeem your shares.

THE FUND AND THE MANAGER RESERVE CERTAIN RIGHTS, INCLUDING THE FOLLOWING:

•	To automatically redeem your shares if your account balance falls below the minimum balance due to the sale of shares.

•	To modify or terminate the exchange privilege on 60 days written notice.

•	To refuse any purchase or exchange purchase order.

•	To change or waive the Fund’s minimum investment amount.

•	To suspend the right to redeem shares, and delay sending proceeds, during times when trading on the principal markets for the Fund are restricted or halted, or otherwise as permitted by the SEC.

•	To withdraw or suspend any part of the offering made by this Prospectus.

•	To automatically redeem your shares if you fail to provide all required enrollment information and documentation.

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OTHER POLICIES

TAX-SAVING RETIREMENT PLANS

We can set up your new account in the Fund under one of several tax-sheltered plans. The following plans let you save for your retirement and shelter your investment earnings from current income taxes:

IRAs/Roth IRAs: You can also make investments in the name of your spouse if your spouse has no earned income.

SIMPLE, SEP, 401(k)/Profit-Sharing and Money-Purchase Plans (Keogh): Open to corporations, self-employed people and partnerships, to benefit themselves and their employees.

403(b) Plans. Open to eligible employees of certain states and non-profit organizations.

Each IRA is subject to an annual custodial fee of $10.00 per social security number. The annual custodial fee will be waived for IRAs with a balance greater than $10,000. The Fund reserves the right to change, modify or eliminate this waiver at any time.

We can provide you with complete information on any of these plans, including information that discusses benefits, provisions and fees.

CASH DISTRIBUTIONS

Unless you otherwise indicate on the account application, we will reinvest all dividends and capital gains distributions back into your account. You may indicate on the application that you wish to receive either income dividends or capital gains distributions in cash. EFT is available to those investors who would like their dividends electronically transferred to their bank accounts. For those investors who do not request this feature, dividend checks will be mailed via regular mail.

If you elect to receive distributions by mail and the U.S. Postal Service cannot deliver your checks or if the checks remain uncashed for six months or more, we will void the checks and reinvest your money in your account at the then current net asset value and reinvest your subsequent distributions.

STATEMENTS AND REPORTS

Shareholders of the Fund will receive statements at least quarterly and after every transaction that affects their share balance and/or account registration. Shareholders receiving paper statements may be required to pay an account fee of $25. A statement with tax information will be mailed to you by January 31 of each year, a copy of which will be filed with the IRS if it reflects any taxable distributions. Twice a year you will receive our financial statements, at least one of which will be audited.

The account statements you receive will show the total number of shares you own and a current market value. You may rely on these statements in lieu of share certificates which are not necessary and are not issued. You should keep your statements to assist in record keeping and tax calculations.

We pay for regular reporting services, but not for special services. Special services would include a request for a historical transcript of an account. You may be required to pay a separate fee for these special services. As an alternative to requesting special services, you can establish an online account. Once the online account is established, you may also obtain a transaction history for your account(s) by accessing our website at www.sheltoncap.com.

CONSOLIDATED MAILINGS & HOUSEHOLDING

Consolidated statements offer convenience to investors by summarizing account information and reducing unnecessary mail. We send these statements to all shareholders, unless shareholders specifically request otherwise. These statements include a summary of all funds held by each shareholder as identified by the first line of registration, social security number and zip code. Householding refers to the practice of mailing one Prospectus, Annual Report and Semi-Annual Report to each home for all household investors. The Fund will use this practice for all future mailings. If you would like extra copies of these reports, please download a copy from www.sheltoncap.com or call the Funds at (800) 955-9988.

RISKS OF FREQUENT TRANSACTIONS IN FUND SHARES (MARKET TIMING)

The Fund is intended for long-term investors. Short-term “market-timers” who engage in frequent purchases and redemptions can disrupt the Fund’s investment program and may adversely affect Fund performance and therefore, the interests of long-term investors. Volatility in portfolio cash balances resulting from excessive purchases or sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management and make it difficult to implement long-term investment strategies. In particular, frequent transactions of Fund shares may:

•	Cause a Fund to keep more assets in money market instruments or other very liquid holdings than it would otherwise like, causing the Fund to miss out on gains in a rising market, or

•	Force a Fund to sell some of its investments sooner than it would otherwise like in order to honor redemptions, and

•	Increase brokerage commissions and other portfolio transaction expenses if securities are constantly being bought and sold by the Fund as assets and move in and out.

To address the potential of “market timing” the Fund has adopted policies and procedures designed to discourage excessive short-term trading. Although market-timing can take place in many forms, the Fund generally defines a market-timing account as an account that has excessive, short-term redemptions or exchanges of Fund shares in an effort to profit from short-term movements in the price of securities held by the Fund.

The Fund’s frequent trading policies and procedures seek to discourage frequent trading by monitoring purchase transactions into, and redemption or exchange transactions out of, the Fund, within certain periodic intervals and above certain dollar thresholds, requiring reporting of suspected transactions to the Board of Trustees of the Fund, communication with relevant shareholders or financial intermediaries and, as permitted under applicable law, restrictions on Fund share transactions. The Fund reserves the right, in its sole discretion, to reject any purchase order or exchange request, in whole or in part, for any reason (including, without limitation, purchases by persons whose trading activity in the Fund’s shares is believed by the Advisor to be harmful to the Fund) and without prior notice. While the Fund makes efforts to identify and restrict frequent trading that could impact the management of the Fund, the Fund receives purchase and sales orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or by the use of combined or omnibus accounts by those intermediaries.

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If a shareholder, in the opinion of the Fund, continues to attempt to use the Fund for market-timing strategies after being notified by the Fund or its agent, the account(s) of that shareholder will be closed to new purchases or exchanges of Fund shares.

Additionally, if any transaction is deemed to have the potential to adversely impact the Fund, the Fund reserves the right to, among other things:

•	Reject a purchase or exchange

•	Delay payment of immediate cash redemption proceeds for up to seven calendar days

•	Revoke a shareholder’s privilege to purchase Fund shares (including exchanges)

•	Limit the amount of any exchange

The restrictions above may not apply to shares held in omnibus accounts for which the Fund does not receive sufficient transactional detail to enforce such restrictions.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund will make its portfolio holdings publicly available within sixty days from the end of each fiscal quarter. Shareholders will receive portfolio holdings information via the Fund’s annual and semi-annual reports, which will be mailed to shareholders and posted on the Shelton Capital Management web site. Additionally, a schedule of portfolio holdings will be filed with the Securities and Exchange Commission (the “SEC”), which provides public viewing via EDGAR, in accordance with the then current rules governing Form N-Q filings.

Portfolio holdings will be made available by the Fund’s administrator as of month end, calendar quarter end and fiscal quarter end by releasing the information to ratings agencies. Shareholders may contact the Fund at (800) 955-9988 for a copy of this report.

A more complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI.

DIVIDENDS & TAXES

Any investment in the Fund typically involves several tax considerations. The information below is meant as a general summary for U.S. citizens and residents. Because your situation may be different, it is important that you consult your tax advisor about the tax implications of your investment in the Fund.

As a shareholder, you are entitled to your share of the dividends your Fund earns. The Fund distributes substantially all of its dividends annually. Shareholders of record on the second to last business day of November of each year will receive the dividends.

Capital gains are generally paid on the last day of November, to shareholders of record on the second to last business day of November of each year. At the beginning of each year, shareholders are provided with information detailing the tax status of any dividend the Funds have paid during the previous year.

After every distribution, the value of the Fund share drops by the amount of the distribution. If you purchase shares of the Fund before the record date of a distribution and elect to have distributions paid to you in cash, you will pay the full price for the shares and then receive some portion of that price back in the form of a taxable distribution. This is sometimes referred to as buying a dividend.

REVENUE SHARING

The Manager, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund. Such payments and compensation are in addition to service fees paid by the Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders.

IDENTITY VERIFICATION PROCEDURES NOTICE

The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. When completing the account application, you will be required to supply the Fund with your taxpayer identification number and other information the Fund considers appropriate to assist the Fund in verifying your identity. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a customer’s identity. As required by law, the Fund may employ various procedures to ensure that the information supplied by you is correct. These procedures may incorporate comparing the information provided to fraud databases or requesting additional information or documentation from you. Your information will be handled by us as discussed in our privacy statement below.

PRIVACY STATEMENT

GENERAL PRIVACY POLICY

When you become a shareholder of the Shelton Green Alpha Fund, you entrust us not only with your hard-earned assets but also with your non-public personal and financial information (“Shareholder Information”). We consider your Shareholder Information to be private and confidential, and we hold ourselves to the highest standards of trust and fiduciary duty in their safekeeping and use.

OUR PRIVACY PRINCIPLES:

•	We do not sell Shareholder Information.

•	We do not provide Shareholder Information to persons or organizations outside the Fund who are doing business on our behalf (e.g., non-affiliated third parties), for their own marketing purposes.

•	We afford prospective and former shareholders the same protections as existing shareholders with respect to the use of Shareholder Information.

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INFORMATION WE MAY COLLECT:

We collect and use information we believe is necessary to administer our business, to advise you about our products and services, and to provide you with customer service. We may collect and maintain several types of Shareholder Information needed for these purposes, such as:

•	From you, (application and enrollment forms, transfer forms, distribution forms, checks, correspondence, or conversation), such as your address, telephone number, and social security number.

•	From your transactions with our transfer agent, such as your transaction history, and account balance.

•	From electronic sources, such as our website or e-mails.

HOW WE USE INFORMATION ABOUT YOU:

The Fund will only use information about you and your Fund accounts to help us better serve your investment needs or to suggest Shelton Funds services or educational materials that may be of interest to you.

INFORMATION DISCLOSURE:

We do not disclose any non-public personal information about our shareholders or former shareholders to non-affiliated third parties without the shareholder’s authorization. However, we may disclose Shareholder Information to persons or organizations inside or outside our family of funds, as permitted or required by law. For example, we will provide the information, as described above, to our transfer agent to process your requests or authorized transactions.

HOW WE PROTECT YOUR INFORMATION:

We restrict access to your Shareholder Information to authorized persons who have a need for these records in order to provide products or services to you. We also maintain physical, electronic, and procedural safeguards to guard Shareholder Information. To further protect your privacy, our website uses the highest levels of internet security, including data encryption, Secure Sockets Layer protocol, user names and passwords, and other tools. As an added measure, we do not include personal or account information in non-secure e-mails that we send you via the Internet.

For shareholders with Internet access, Shelton Funds recommends that you do not provide your user name or password for any reason to anyone.

In the event that you hold shares of one or more Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of that financial intermediary would govern how your nonpublic personal information would be shared with non-affiliated third parties.

10

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s performance since the inception of the Fund. Certain information reflects financial results of a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker LLP, whose report, along with the Fund’s financial statements, are included in the Annual Report, available upon request.

Shelton Green Alpha Fund Direct Shares	March 12, 2013(g) to August 31, 2013
Net asset value, beginning of period	$10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (b)	(0.01)
Net gain (loss) on securities (both realized and unrealized)	1.97
Total from investment operations	1.96
LESS DISTRIBUTIONS
Dividends from net investment income	—
Return of capital distribution	—
Total distributions	—
Paid-in capital from redemption fee	—
Net asset value, end of period	$11.96

Total return	19.60	%(h)

RATIOS / SUPPLEMENTAL DATA
Net assets, end of period	$4,623
Ratio of expenses to average net assets:
Before expense reimbursements	5.16	%(i)
After expense reimbursements	1.24	%(i)
Ratio of net investment income (loss) to average net assets
Before expense reimbursements	(4.11	)%(i)
After expense reimbursements	(0.19	)%(i)
Portfolio turnover	12	%(h)

(b)	Calculated based upon average shares outstanding.

(g)	Commencement of operations.

(h)	Not annualized.

(i)	Annualized.

11

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P.O. Box 387
San Francisco, CA 94104-0387
(800) 955-9988
www.sheltoncap.com

TO LEARN MORE

This Prospectus contains important information on the Fund and should be read and kept for future reference. You can also get more information from the following sources:

ANNUAL AND SEMI-ANNUAL REPORTS

These are automatically mailed to all shareholders without charge. In the Annual Report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund’s performance during its most recent fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

This includes more details about the Fund, including a detailed discussion of the risks associated with the various investments. The SAI is incorporated by reference into this Prospectus, making it a legal part of the Prospectus.

You may obtain a copy of these documents free of charge by calling the Fund at (800) 955-9988, by accessing the Funds’ website at www.sheltoncap.com, or by emailing the Funds at info@sheltoncap.com, or by contacting the SEC at the address noted below or via e-mail at publicinfo@sec.gov. The SEC may charge you a duplication fee. You can also review these documents in person at the SEC’s Public Reference Room, or by visiting the SEC’s Internet Site at www.sec.gov.

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-01520
1-202-551-8090
www.sec.gov

The Fund is not a bank deposit and is not guaranteed, endorsed or insured by any financial institution or government entity such as the Federal Deposit Insurance Corporation (FDIC).

Investment Company Act File Number 811-04417

SHELTON FUNDS
P.O. Box 387
San Francisco, California 94104-0387
(800) 955-9988

Statement of Additional Information – January 1, 2014

Ticker Symbols
California Tax-Free Income Fund	CFNTX

S&P 500 Index Fund – Direct Shares	SPFIX
S&P 500 Index Fund – Class K Shares	SPKX

S&P Midcap Index Fund – Direct Shares	SPMIX
S&P Midcap Index Fund – Class K Shares	MIDKX

S&P Smallcap Index Fund – Direct Shares	SMCIX
S&P Smallcap Index Fund – Class K Shares	SMLKX

Shelton Core Value Fund – Direct Shares	EQTIX
Shelton Core Value Fund – Class K Shares	EQTKX

Nasdaq-100 Index Fund – Direct Shares	NASDX
Nasdaq-100 Index Fund – Class K Shares	KDXKX

European Growth & Income Fund – Direct Shares	EUGIX
European Growth & Income Fund – Class K Shares	EUGKX

U.S. Government Securities Fund – Direct Shares	CAUSX
U.S. Government Securities Fund – Class K Shares	CAUKX

Short-Term U.S. Government Bond Fund – Direct Shares	STUSX
Short-Term U.S. Government Bond Fund – Class K Shares	STUKX

The United States Treasury Trust – Direct Shares	UTSXX
The United States Treasury Trust – Class K Shares	UTKXX

The Shelton Funds presently consists of the following eleven separate series which are part of the Shelton Funds Trust (the “Trust”): California Tax-Free Income Fund (the “Income Fund”),  , the S&P 500 Index Fund (the “500 Fund”), the S&P MidCap Index Fund (the “MidCap Fund”), the S&P SmallCap Index Fund (the “SmallCap Fund”), the Shelton Core Value Fund, the Nasdaq-100 Index Fund (the “Nasdaq-100 Fund”), the Shelton Green Alpha Fund, the European Growth & Income Fund (the “European Fund”), U.S. Government Securities Fund (the “US Government Fund”), the Short-Term U.S. Government Bond Fund (the “Short-Term Government Fund”), and The United States Treasury Trust (the “Treasury Trust”) (each a “Fund” and collectively, the “Funds”).

This Statement of Additional Information relates to all series of the Trust except for the Shelton Green Alpha Fund.  Please refer to the Shelton Green Alpha Fund Statement of Additional Information for information specific to the Fund.

The Prospectuses for the Funds dated January 1, 2014, as may be amended from time to time, provide the basic information you should know before investing in a Fund, and may be obtained without charge from the Funds at the above address. This Statement of Additional Information is not a prospectus. It contains information in addition to, and in certain cases more detailed than, the information set forth in the Prospectus. This Statement of Additional Information is intended to provide you with additional information regarding the activities and operations of the Trust and each Fund, and should be read in conjunction with the applicable fund Prospectus.

The Income Fund seeks as high a level of income exempt from regular federal and California personal income taxes as is consistent with prudent investment management and safety of capital. The Income Fund invests in intermediate and long-term municipal bonds.

The 500 Fund is a diversified mutual fund that seeks to provide investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor’s (S&P) 500 Composite Stock Price Index (the “S&P 500”).

The MidCap Fund is a diversified mutual fund that seeks to provide investment results that correspond to the total return of publicly traded common stocks of medium-sized domestic companies, as represented by the S&P MidCap 400 Index (the “MidCap Index”).

The SmallCap Fund is a diversified mutual fund that seeks to provide investment results that correspond to the total return of publicly traded common stocks of small-sized companies, as represented by the S&P SmallCap 600 Index (the “SmallCap Index”).

The Shelton Core Value Fund is a diversified mutual fund that seeks a high level of current income by investing primarily in income-producing U.S. equity securities. As a secondary objective, the Fund will also consider the potential for capital appreciation when consistent with seeking current income.

The Nasdaq-100 Fund is a diversified mutual fund that seeks to provide investment results that correspond to the total return of the largest non-financial, publicly traded, companies as measured by The Nasdaq-100 Index.

The European Fund is a diversified mutual fund that seeks long-term capital appreciation and income by investing in large-sized European companies.

The US Government Fund seeks liquidity, safety from credit risk and as high a level of income as is consistent with these objectives by investing in full faith and credit obligations of the U.S. Government and its agencies or instrumentalities, primarily in U.S. Treasury Securities and Government National Mortgage Association (“GNMA”) Certificates.

The Short-Term Government Fund seeks to maximize current income and preserve investor’s principal. The Fund typically invests in short and intermediate-term fixed income securities whose principal and interest are backed by the full faith and credit of the United States Government. Additionally, CCM Partners (the “Manager”) may invest in higher yielding securities, which are not backed by the full faith and credit of the United States Government.

The Treasury Trust seeks capital preservation, safety, liquidity, and, consistent with these objectives, the highest attainable current income exempt from state income taxes, by investing  in U.S. Treasury securities, namely bills, notes or bonds which are direct obligations of the U.S. Government. The Treasury Trust’s net assets will, at the time of investment, have remaining maturities of 397 days or less. The dollar weighted average maturity of the Fund’s portfolio will generally be 60 days or less and the Manager will attempt to maintain the net asset value at $1.00 per share.

Under normal market conditions, the US Government Fund, Short-Term Government Fund and Treasury Trust (collectively referred to as the “Government Funds” or singularly “Government Fund”) attempt to invest at least 80% of the value of its net assets (which includes the amount of any borrowings for investment purposes) in securities which are backed by the full faith and credit of the United States Government. Thus, it is possible, although not anticipated, that up to 20% of the Government Fund's assets could be invested in securities that are not backed by the full faith and credit of the U.S. Government.

FUNDAMENTAL INVESTMENT OBJECTIVES AND POLICIES OF THE	1
INCOME FUND	1
FUNDAMENTAL INVESTMENT OBJECTIVES AND POLICIES OF THE US GOVERNMENT FUND, THE SHORT-TERM GOVERNMENT FUND, AND THE TREASURY TRUST	3
FUNDAMENTAL INVESTMENT OBJECTIVE AND POLICIES OF THE STOCK FUNDS	5
DESCRIPTION OF INVESTMENT SECURITIES AND PORTFOLIO TECHNIQUES	5
INVESTMENT RESTRICTIONS	18
Additional Fundamental Investment Policies	18
Non-Fundamental Investment Policies	21
DISCLOSURE OF PORTFOLIO HOLDINGS	21
TRUSTEES AND OFFICERS	22
INVESTMENT MANAGEMENT AND OTHER SERVICES	26
POLICIES REGARDING BROKER-DEALERS USED FOR PORTFOLIO TRANSACTIONS	32
ADDITIONAL INFORMATION REGARDING PURCHASES AND	34
REDEMPTIONS OF FUND SHARES	34
TAXATION	37
MISCELLANEOUS INFORMATION	46
FINANCIAL STATEMENTS	49
APPENDIX	49

ABOUT THE SHELTON FUNDS

The Shelton Funds currently consists of an open-end management investment company called the Shelton Funds (“the “Trust”). The Trust issues its shares of beneficial interest with no par value in different series, each known as a “Fund”. Shares of each Fund represent equal proportionate interest in the assets of that Fund only, and have identical voting, dividend, redemption, liquidation and other rights. Shareholders have no preemptive or other right to subscribe to any additional shares.

The Trust is organized as a Delaware statutory trust. The Trust, originally organized as two separate Massachusetts business trusts formed by Declarations of Trust dated September 11, 1985, as subsequently amended, was reorganized into a single Delaware statutory trust after the close of trading on December 29, 2006 and was renamed the Shelton Funds on November 22, 2011.

Currently, the Trust has eleven (11) Funds, each of which maintains an entirely separate investment portfolio: the Income Fund,  the 500 Fund, the MidCap Fund, the SmallCap Fund, the Shelton Core Value Fund, the Nasdaq-100 Fund, the Shelton Green Alpha Fund, the European Fund, the US Government Fund, the Short-Term Government Fund, and the Treasury Trust.  The following chart reflects the collective grouping of each Fund as referenced in this Statement of Additional Information.

“Index Funds” collectively includes:	“Stock Funds” collectively includes:	“Government Funds” collectively includes:
500 Fund MidCap Fund SmallCap Fund Nasdaq-100 Fund	4 Index Funds Shelton Core Value Fund European Fund Green Alpha Fund	U.S. Government Securities Fund Short-Term U.S. Government Bond Fund The United States Treasury Fund

All funds (except the Income Fund and the Green Alpha Fund) offer multiple share classes. The Funds (other than the Income Fund and the Green Alpha Fund) began offering an additional class of shares, Class K, on October 16, 2003, which principally differ from the undesignated class shares (which are sometimes referred to as Direct Shares) in the ways described below under the heading “MISCELLANEOUS INFORMATION.”

The Trust is not required, nor does it intend, to hold annual shareholder meetings. However, the Trust may hold special meetings for a specific Fund or for the Trust as a whole for purposes such as electing Trustees, changing fundamental policies, or approving an investment management agreement. You have equal rights as to voting and to vote separately by Fund as to issues affecting only your Fund (such as changes in fundamental investment policies and objectives). Your voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they choose to do so, elect all of the Trustees. Meetings of shareholders may be called by the Trustees in their discretion or upon demand of the holders of 10% or more of the outstanding shares of any Fund for the purpose of electing or removing Trustees.

The Trust is managed by Shelton Capital Management (“Manager” or “SCM”)

FUNDAMENTAL INVESTMENT OBJECTIVES AND POLICIES OF THE
INCOME FUND

The following information supplements the Income Fund’s investment objectives and basic policies as set forth in the Prospectus.

As noted in the Prospectus, the Income Fund seeks to provide investors with income exempt from regular federal and from California personal income tax. The Income Fund generally is as fully invested as practicable in municipal securities. However, because the Income Fund does not presently intend to invest in taxable obligations, there may be occasions when, as a result of maturities of portfolio securities or sales of Fund shares, or in order to meet anticipated redemption requests, a Fund may hold cash which does not earn income.

Under California law, a mutual fund, or series thereof, must have at least 50% of its total assets invested in obligations that produce interest that is exempt from California personal income tax if received by an individual (including California state and local obligations, direct obligations of the U.S. Government and obligations of certain U.S. territories and possessions) at the end of each quarter of its taxable year in order to be eligible to pay dividends to California residents which will be exempt from California personal income tax. Accordingly, as described in the Funds’ Prospectus, under normal market conditions, the Income Fund attempts to invest at least 80% of the value of its net assets in securities, the interest on which is, in the opinion of legal counsel, exempt from regular federal and from California personal income taxes, and is not a separate tax preference item subject to the federal alternative minimum tax. Thus, it is possible, although not anticipated, that up to 20% of a Income Fund's assets could be invested in municipal securities from another state and/or in taxable obligations.

The Income Fund seeks as high a level of income exempt from federal and California personal income taxes as is consistent with prudent investment management and safety of capital. The Income Fund seeks to reduce, to the extent possible, the credit risks of its portfolio by investing in California municipal securities having at the time of purchase one of the top four ratings, or if unrated, being of similar quality to one of the top four ratings provided by Standard & Poor’s Financial Services LLC (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch Ratings, Inc. (“Fitch”). These are considered to be “investment grade” securities, although securities rated BBB, Baa, BBB by S&P, Moody’s and Fitch, respectively, in the fourth highest category are regarded as having an adequate capacity to pay principal and interest but with greater vulnerability to adverse economic conditions and to have some speculative characteristics. No more than 20% of the Income Fund’s total assets will be invested in securities in the fourth highest category.

If the rating on an issue held in the Income Fund’s portfolio is downgraded, the Manager will consider such event in its evaluation of the overall investment merits of that security but such consideration will not necessarily result in the automatic sale of the security. When the Income Fund invests in securities not rated by S&P, Moody’s, or Fitch, it is the responsibility of the Manager to evaluate them and reasonably determine that they are of at least equal quality to securities rated in the four highest categories.

Subsequent to its purchase by the Income Fund,  a municipal security may be assigned a lower rating or cease to be rated. Such an event would not necessarily require the elimination of the issue from the portfolio, but the Manager will consider such an event in determining whether the Income Fund should continue to hold the security in its portfolio. In addition to considering ratings assigned by the rating services in its selection of portfolio securities for the Income Fund, the Manager considers, among other things, information concerning the financial history and condition of the issuer and its revenue and expense prospects and, in the case of revenue bonds, the financial history and condition of the source of revenue to service the debt securities.

FUNDAMENTAL INVESTMENT OBJECTIVES AND POLICIES OF THE US
GOVERNMENT FUND, THE SHORT-TERM GOVERNMENT FUND, AND THE
TREASURY TRUST

The following information supplements the investment objectives and basic policies of the US Government Fund, the Short-Term Government Fund and the Treasury Trust as set forth in the Prospectus.

The US Government Fund seeks to provide liquidity, safety from credit risk and as high a level of income as is consistent with such objectives by investing in full faith and credit obligations of the U.S. Government and its agencies or instrumentalities. To achieve its objective, the Fund currently invests primarily in U.S. Treasury Securities and "GNMA Certificates" (popularly called “GNMA’s” or “Ginnie Mae’s”). The US Government Fund will invest in intermediate and long-term Treasury bills, notes and bonds whose principal and interest are backed by the full faith and credit of the U.S. Government. GNMA’s are mortgage-backed securities (MBS) representing part ownership of a pool of mortgage loans on real property.

The Government National Mortgage Association (GNMA or Ginnie Mae) is a wholly owned U.S. Government corporation within the U.S. Department of Housing and Urban Development (HUD). The main focus of Ginnie Mae is to ensure liquidity for U.S. Government insured mortgages including those insured by the Federal Housing Administration (FHA), the Veterans Administration (VA) and the Rural Housing Administration (RHA). The majority of mortgages secured as Ginnie Mae MBS are those guaranteed by FHA. FHA mortgagors are typically first-time homebuyers and low-income borrowers. The GNMA guarantee carries the full faith and credit of the U.S. Government and is considered to be the safest federal agency.

A GNMA Certificate differs from a bond in that principal is scheduled to be paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. The US Government Fund may purchase “modified pass-through” type GNMA Certificates for which the payment of principal and interest on a timely basis is guaranteed, rather than the “straight-pass through” Certificates for which such guarantee is not available. The US Government Fund may also purchase GNMA Certificates that offer coupons with a variable rate - where rates periodically reset to a market rate, hybrid structures – where the coupon is fixed for a defined period of time, then coverts to a variable rate, or any other type which may be issued with GNMA’s guarantee. The balance of the US Government Fund’s assets are invested in other securities issued or guaranteed by the U.S. Government, including U.S. Treasury bills, notes, and bonds.

Securities of the type to be included in the US Government Fund have historically involved little risk of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period of a shareholder's investment in the US Government Fund.

GNMA Certificates are created by an “issuer”, which is an FHA approved lender, such as mortgage bankers, commercial banks and savings and loan associations, who also meet criteria imposed by GNMA. The issuer assembles a specific pool of mortgages insured by either the FHA or the Farmers Home Administration or guaranteed by the VA. Upon application by the issuer, and after approval by GNMA of the pool, GNMA provides its commitment to guarantee timely payment of principal and interest on the GNMA Certificates secured by the mortgages included in the pool. The GNMA Certificates, endorsed by GNMA, are then sold by the issuer through securities dealers.

The GNMA guarantee of timely payment of principal and interest on GNMA Certificates is backed by the full faith and credit of the United States. GNMA may borrow U.S. Treasury funds to the extent needed to make payments under its guarantee.

When mortgages in the pool underlying a GNMA Certificate are prepaid by mortgagees or by result of foreclosure, such principal payments are passed through to the GNMA Certificate holders (such as the US Government Fund). Accordingly, the life of the GNMA Certificate is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rights, it is not possible to predict the life of a particular GNMA Certificate.

Generally, GNMA Certificates bear a nominal “coupon rate” which represents the effective FHA-VA mortgage rates for the underlying pool of mortgages, less GNMA fees and issuer's fees. Payments to holders of GNMA Certificates consist of the monthly distributions of interest and principal less the GNMA and issuer's fees. The actual yield to be earned by the holder of a GNMA Certificate is calculated by dividing such payments by the purchase price paid for the GNMA Certificate (which may be at a premium or a discount from the face value of the Certificate). Monthly distributions of interest, as contrasted to semi-annual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on GNMA Certificates.

The portion of the payments received by the US Government Fund as a holder of the GNMA Certificates which constitutes a return of principal is added to the US Government Fund's cash available for investment in additional GNMA Certificates or other U.S. Government guaranteed securities. The interest portion received by the US Government Fund is distributed as net investment income to the Fund's shareholders.

The US Government Fund may be exposed to prepayment risk, which is a risk that principal of a GNMA will be unexpectedly returned to the Fund. Under certain market conditions mortgages are more likely to be pre-paid by the borrowers. This is most likely during periods where interest rates are declining below recent market levels. By refinancing a mortgage, a borrower pays off their existing balance and the payment is passed through to the holder of the GNMA certificates. Because of market circumstances, the Fund may be forced to reinvest the returned principal in securities with lower yields. This would ultimately reduce the income available to shareholders and could potentially result in realized capital gains.

The Manager continually monitors the US Government Fund's investments, and changes are made as market conditions warrant.

The Short-Term Government Fund will typically invest in short and intermediate-term bills, notes and bonds whose principal and interest are backed by the full faith and credit of the U.S. Government. The Short Term Government Fund may purchase GNMA Certificates, including securities that have fixed coupon rates, variable rates - where rates periodically reset to a market rate, hybrid structures - where the coupon is fixed for a defined period of time, then coverts to a variable rate, or any other type which may be issued with GNMA's guarantee.  In addition, the Manager may invest in higher yielding securities that are not backed by the full faith and credit of the U.S. Government. The Fund intends to maintain an average duration between 0 and 3 years in an effort to reduce share price volatility.

The Treasury Trust seeks capital preservation, safety, liquidity, and, consistent with these objectives, the highest attainable current income exempt from state income taxes, by investing in U.S. Treasury securities, namely bills, notes or bonds which are direct obligations of the U.S. Government. The Treasury Trust’s net assets will, at the time of investment, have remaining maturities of 397 days or less. The dollar weighted average maturity of the Fund’s portfolio will generally be 60 days or less and the Manager will attempt to maintain the net asset value at $1.00 per share.

FUNDAMENTAL INVESTMENT OBJECTIVE AND POLICIES OF THE STOCK FUNDS

As stated in the Prospectus, the investment objective of the 500 Fund is to seek investment results that correspond to the total return (i.e., the combination of capital changes and income) of common stocks publicly traded in the United States, as represented by the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500”). The Manager believes that the performance of the S&P 500 is representative of the performance of publicly traded common stocks in general.

The investment objective of the MidCap Fund is to seek investment results that correspond to the total return (i.e., the combination of capital changes and income) of publicly traded common stocks of medium-size domestic companies, as represented by the Standard & Poor’s MidCap 400 Index (the “MidCap Index”).

The investment objective of the SmallCap Fund is to seek investment results that correspond to the total return of publicly traded common stocks of small sized companies, as represented by the S&P SmallCap 600 Index (the “SmallCap Index”).

The Shelton Core Value Fund is a diversified mutual fund that seeks a high level of current income by investing primarily in income-producing U. S. equity securities. As a secondary objective, the Fund may consider the potential for capital appreciation when consistent with seeking current income.

The investment objective of the European Fund is to provide long-term capital appreciation and income by investing in large-sized European companies located in Europe. The Fund expects to invest primarily in ADRs that trade on U.S. equity exchanges. The Manager may elect at some future period to invest in non-U.S. dollar denominated securities but does not intend to do so at this time.

The investment objective of the Nasdaq-100 Fund is to seek to replicate performance of the largest and most actively traded non-financial stocks as measured by The Nasdaq-100 Stock Index. The majority of portfolio transactions in the Fund (other than those made in response to shareholder activity) will be made to adjust the Fund's portfolio to track the Index or to reflect occasional changes in the Index's composition.

DESCRIPTION OF INVESTMENT SECURITIES AND PORTFOLIO TECHNIQUES

Municipal Securities
Discussed below are the major attributes of the various municipal and other securities in which  the Income Fund may invest and of the portfolio techniques the Income Fund may utilize.

Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the issuer’s taxing power for the payment of principal and interest.

Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They also are usually general obligations of the issuer.

Bond Anticipation Notes normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.

Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the FHA under the Federal National Mortgage Association or the Government National Mortgage Association.

Project Notes are instruments sold by the Department of Housing and Urban Development but issued by a state or local housing agency to provide financing for a variety of programs. They are backed by the full faith and credit of the U.S. Government, and generally are for periods of one year or less.

Short-Term Discount Notes (tax-exempt commercial paper) are short-term (397 days or less) promissory notes issued by municipalities to supplement their cash flow.

Municipal Bonds, which meet longer term capital needs and generally have maturities of more than one year when issued, have two principal classifications: general obligation bonds and revenue bonds.

1.           General Obligation Bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments. General obligation bonds are generally paid from a municipality’s general fund, so that the credit of the security is determined by the overall credit of the issuer. Economic and political events that negatively impact the municipality could also affect the value of the bonds issued by the municipality.

2.           Revenue Bonds. A revenue bond is not secured by the full faith, credit and taxing power of an issuer. Rather, the principal security for a revenue bond is generally the net revenue derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water, and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund which may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities are provided further security in the form of a state's assurance (although without obligation) to make up deficiencies in the debt service reserve fund.

Revenue bonds are generally paid from revenues generated from facilities or projects financed by the bond. Economic and political events which affect the ability to generate revenue could potentially impact the value of a revenue bond.

Industrial development bonds which pay tax-exempt interest are in most cases revenue bonds and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of the real and personal property so financed as security for such payment. As a result of 1986 federal tax legislation, industrial revenue bonds may no longer be issued on a tax-exempt basis for certain previously permissible purposes, including sports and pollution control facilities.

The quality of an industrial development bond is in part based on the corporation’s ability to make payments of principal and interest. Unfavorable developments that affect the ability or willingness for the corporation to make the payments could have an impact on the value of the bond.

There may, of course, be other types of municipal securities that become available which are similar to the foregoing described municipal securities in which the Income Fund may invest.

Special Considerations Affecting Investment in California Municipal Obligations

Payment of interest and preservation of principal is dependent upon the continuing ability of California issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. In addition to general economic pressures, certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could adversely affect a California issuer’s ability to raise revenues to meet its financial obligations. The following is not an exhaustive list, constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements and prospectuses relating to municipal securities offerings in the State of California that have come to the attention of the Income Fund and were available before the date of this Statement of Additional Information. The Income Fund have not independently verified such information.

As used below, “California Tax-Exempt Securities” include issues secured by a direct payment obligation of the State of California and obligations of other issuers that rely in whole or in part on California revenues to pay their obligations, the interest on which is, in the opinion on bond counsel, exempt from federal income tax and California personal income tax. Property tax revenues and part of the State's General Fund surplus are distributed to counties, cities and their various taxing entities; whether and to what extent a portion of the State's General Fund will be so distributed in the future is unclear.

State Budgetary Considerations

The California Legislative Analysts Office (CLAO) forecast of California’s General Fund revenues and expenditures shows that the state’s financial outlook has continued to improve upon last year’s gains.  A combination of economic recovery, budgetary restraint by the legislature, and higher revenue have resulted in projected operating surpluses leaving a $254 million in reserve at fiscal year end, the first year since 2007-08 to end with a reserve.  The current forecast for 2013-2014 is an $851 million operating surplus that would produce a $1 billion reserve at the end of 2013-14.  The CLAO projects General Fund revenues will grow faster than expenditures through 2017-18, when the projected operating surpluses reach $9.6 billion.   Projected operating surpluses remain stable at just under $10 billion in 2018-19.

While the current financial situation appears to be improved, caution is still warranted.  These projections assume continued growth to both the economy and stock prices. If the economy suffers another recession the large deficits may return quickly.  Even with the improved outlook, the State must be proactive in reigning in the growth of public employee pension liabilities which will remain a long term threat to financial stability until it is addressed.

As of November 30, 2013, the State’s general obligation bonds were rated A1 by Moody’s Investor Service, A- by Standard & Poor’s (S&P), and A- by Fitch.   Standard & Poor’s and Moody’s both upgraded their rating from A- to A in 2013. It is not presently possible to determine whether, or the extent to which, Moody’s, S&P or Fitch will change such ratings in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Issues Affecting Local Governments and Special Districts

Proposition 13. Certain California Tax-Exempt Securities may be obligations of issuers that rely in whole or in part on ad valorem real property taxes for revenue. In 1978, California voters approved Proposition 13, which amended the State Constitution to limit ad valorem real property taxes and restrict the ability of taxing entities to increase property tax and other revenues. With certain exceptions, the maximum ad valorem real property tax is limited to 1% of the value of real property. The value of real property may be adjusted annually for inflation at a rate not exceeding 2% per year, or reduced to reflect declining value, and may also be adjusted when there is a change in ownership or new construction with respect to the property. Constitutional challenges to Proposition 13 to date have been unsuccessful.

Propositions 98 and 111. These initiatives changed the State appropriations limit and State funding of public education below the university level by guaranteeing K-14 schools a minimum share of General Fund revenues. The initiatives also require that the State establish a prudent reserve fund for public education.

Proposition 218. Passed in November 1996, this initiative places additional limitations on the ability of California local governments to increase general taxes and impose special assessments. Taxes, assessments and fees have a grace period of up to two years from November 1996 to receive voter approval.

Appropriations Limit. Local governmental entities are also subject to annual appropriations limits. If a local government's revenues in any year exceed the limit, the excess must be returned to the public through a revision of tax rates or fee schedules over the following two years.

Conclusion. The aforementioned list outlines some Propositions that are most likely to impact holders of municipal bonds.  The effect of Constitutional and statutory changes and of budget developments on the ability of California issuers to pay interest and principal on their obligations remains unclear, and may depend upon whether a particular bond is a general obligation or limited obligation bond (limited obligation bonds being generally less affected). The Income Fund’s concentration in California tax-exempt securities provides a greater level of risk than a fund that is diversified across numerous states.

It is not possible to predict the future impact of the voter initiatives, State constitutional amendments, legislation or economic considerations described above, or of such initiatives, amendments or legislation that may be enacted in the future, on the long-term ability of the State of California or California municipal issuers to pay interest or repay principal on their obligations. There is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent. For example, in December 1994, Orange County, California, together with its pooled investment funds, which included investment funds from other local governments, filed for bankruptcy. In 2012, the California cities of Stockton, San Bernardino and Mammoth Lakes all filed for bankruptcy.  Moreover, during periods of strong economic growth, the State and local governments come under increased pressure from public employee unions for improved compensation and retirement benefits, which add more stress to the relevant entities' finances during subsequent economic slowdowns.

Certain tax-exempt securities in which the Fund may invest may be obligations payable solely from the revenues of specific institutions, or may be secured by specific properties, which are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be subject to changes in state or federal laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property.

Additional Issues

Mortgages and Deeds of Trust. The Income Fund may invest in issues that are secured in whole or in part by mortgages or deeds of trust on real property. California law limits the remedies of a creditor secured by a mortgage or a deed of trust, which may result in delays in the flow of revenues to, and debt service paid by an issuer.

Lease Financing. Some local governments and districts finance certain activities through lease arrangements. It is uncertain whether such lease financing are debt that requires voter approval.

Seismic Risk. It is impossible to predict the time, location, or magnitude of a major earthquake or its effect on the California economy.  In 1989, a major earthquake struck in the San Francisco metropolitan area causing significant infrastructure damage.  In January 1994, a major earthquake struck Los Angeles, causing significant damage to structures and facilities in a four-county area. The possibility exists that another such earthquake could create a major dislocation of the California economy.

Terrorism: It is impossible to predict the timing or economic impact of an act of terrorism. The Federal, State, and local authorities have greatly stepped up security at major landmarks and infrastructure points since September 11, 2001, but the possibility of major acts of terrorism is an ongoing risk.

Variable Rate Demand Notes

Variable Rate Demand Notes (“VRDNs”) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period prior to specified dates, generally at 30, 60, 90, 180, or 365 day intervals. The interest rates are adjustable at intervals ranging from daily to six months. Adjustment formulas are designed to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments are typically based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

The Income Fund may also invest in VRDNs in the form of participation interests (“Participating VRDNs”) in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank ("institution"). Participating VRDNs provide the Income Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDNs from the institution upon a specified number of days' notice, not to exceed seven days. In addition, the Participating VRDN is backed by an irrevocable letter of credit or guaranty of the institution. The Income Fund have an undivided interest in the underlying obligation and thus participate on the same basis as the institution in such obligation except that the institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

VRDN's may be unrated or rated and their creditworthiness may be a function of the creditworthiness of the issuer, the institution furnishing the irrevocable letter of credit, or both. Accordingly, the Income Fund may invest in such VRDN's the issuers or underlying institutions of which the Manager believes are creditworthy and satisfy the quality requirements of the Income Fund. The Manager will continuously monitor the creditworthiness of the issuer of such securities and the underlying institution.

Periods of high inflation and periods of economic slowdown, together with the fiscal measures adopted to attempt to deal with them, have caused wide fluctuations in interest rates. While the value of the underlying VRDN may change with changes in interest rates generally, the variable rate nature of the underlying VRDN should tend to reduce changes in the value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed income securities. The Income Fund may invest in VRDNs on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such VRDNs may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the VRDNs is made in relation to movements of various interest rate adjustment indices, the VRDNs are not comparable to long-term fixed rate securities. Accordingly, interest rates on the variable rate demand instruments may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

For purposes of determining whether a VRDN held by the Income Fund matures within one year from the date of its acquisition, the maturity of the instrument will be deemed to be the longer of (1) the demand period required before the Income Fund is entitled to receive payment of the principal amount of the instrument, or (2) the period remaining until the instrument's next interest rate adjustment. The maturity of a VRDN will be determined in the same manner for purposes of computing the Income Fund's dollar-weighted average portfolio maturity.

Obligations with Puts Attached. The Income Fund may purchase municipal securities together with the right to resell the securities to the seller at an agreed upon price or yield within a specified period prior to the maturity date of the securities. Although it is not a put option in the usual sense, such a right to resell is commonly known as a "put" and is also referred to as a "stand-by commitment." The Income Fund will use such puts in accordance with regulations issued by the Securities and Exchange Commission ("SEC").

The Manager understands that the Internal Revenue Service (the "IRS") has issued a revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party.

The Income Fund intends to take the position that it is the owner of any municipal obligations acquired subject to a stand-by commitment or similar put right and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that stand-by commitments will be available to the Income Fund nor has the Income Fund assumed that such commitments would continue to be available under all market conditions.

U.S. Government Obligations, Other Securities and Portfolio Techniques

U.S. Government Obligations. U.S. Treasury obligations are issued by the U.S. Treasury and include U.S. Treasury bills (maturing within one year of the date they are issued), certificates of indebtedness, notes and bonds (issued with maturities longer than one year). Such obligations are backed by the full faith and credit pledge of the U.S. Government. Agencies and instrumentalities of the U.S. Government are established under the authority of an act of Congress and include, but are not limited to, GNMA, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmer's Home Administration, Federal Home Loan Banks, the FHA, Federal Intermediate Credit Banks, Federal Land Banks and the Federal National Mortgage Association. Obligations are issued by such agencies or instrumentalities in a range of maturities and may be either (1) backed by the full faith and credit pledge of the U.S. Government, or (2) backed only by the rights of the issuer to borrow from the U.S. Treasury.

Repurchase Transactions. The Income Fund, the US Government Fund and the Stock Funds may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board or with member banks of the Federal Reserve System. Such a transaction is an agreement in which the seller of U.S. Government securities agrees to repurchase the securities sold to the Fund at a mutually agreed upon time and price. It may also be viewed as the loan of money by the Fund to the seller. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements is usually short, from overnight to one week. The U.S. Government securities which are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. A Fund always receives as collateral U.S. Government securities whose market value, including accrued interest, is at least equal to 100% of the dollar amount invested by the Fund in each agreement, and such Fund makes payment for such securities only upon physical delivery or evidence of book entry transfer to the account of its custodian. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. A Fund may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 10% of the market value of the Fund's total assets would be invested in such repurchase agreements. With respect to the Income Fund and the US Government Fund, the Manager on an ongoing basis will review and monitor the creditworthiness of institutions with which it has entered into repurchase agreements. The current policy of the Stock Funds is to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the Manager.

When-Issued Purchases and Forward Commitments. New issues of U.S. Government securities and municipal securities may be offered on a when-issued basis. Accordingly, the Income Fund and the US Government Fund may purchase securities on a when-issued or forward commitment basis. When-issued purchases and forward commitments involve a commitment by the Funds to purchase securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. Thus, the Fund bears the market risk of the security immediately following its commitment to buy the security. The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining a Fund's net asset value starting on the day the Fund agrees to purchase the securities. Therefore, if a Fund remains substantially fully invested at the same time that it has committed to purchase securities on a when-issued or forward commitment basis, its net asset value per share may be subject to greater price fluctuation. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. Settlement of when-issued purchases and forward commitments generally takes place within two months of the date of the transaction, but delayed settlements beyond two months may be negotiated.

The Funds make commitments to purchase securities on a when-issued or forward commitment basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, each Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to that Fund on the settlement date. In these cases a Fund may realize a capital gain or loss.

When a Fund enters into a when-issued purchase or a forward commitment to purchase securities, the Funds' Custodian, U.S. Bank N.A. (the “Custodian”) will establish, and maintain on a daily basis, a separate account of that Fund consisting of cash or portfolio securities having a value at least equal to the amount of that Fund's purchase commitments. These procedures are designed to insure that the Fund maintains sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

Lending Portfolio Securities

The Income Fund, the Treasury Trust, the Short-Term Government Fund and the US Government Fund may lend up to one-third of its portfolio securities to non-affiliated brokers, dealers, and financial institutions provided that cash or U.S. Government securities equal to at least 100% of the market value of the securities loaned is deposited by the borrower with the lending Fund and is maintained each business day. Although the Stock Funds have no current intention to do so, each Stock Fund may lend up to 10% of its portfolio securities to non-affiliated brokers, dealers and financial institutions provided that cash or U.S. Government securities equal to at least 100% of the market value of the securities loaned is deposited by the borrower with the lending Fund and is maintained at that level each business day. While such securities are on loan, the borrower will pay such Fund any income accruing thereon, and the Fund may invest or reinvest the collateral (depending on whether the collateral is cash or U.S. Government securities) in portfolio securities, thereby earning additional income. Each Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. Loans are typically subject to termination by a Fund in the normal settlement time, currently five business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the lending Fund and its shareholders. A Fund may pay reasonable finders', borrowers', administrative, and custodial fees in connection with a loan of its securities. The Manager will review and monitor the creditworthiness of such borrowers on an ongoing basis.

Stock Index Futures Contracts

The Stock Funds may enter into agreements to "buy" or "sell" a stock index at a fixed price at a specified date. No stock actually changes hands under these contracts; instead, changes in the underlying index's value are settled in cash. The cash settlement amounts are based on the difference between the index's current value and the value contemplated by the contract. An option on a stock index futures contract is an agreement to buy or sell an index futures contract; that is, exercise of the option results in ownership of a position in a futures contract. Most stock index futures are based on broad-based common stock indices, such as the S&P 500 and the MidCap Index, both registered trademarks of Standard & Poor's Corporation. Other broad-based indices include the New York Stock Exchange Composite Index, S&P BARRA/Value, Russell 2000, Value Line Composite Index, Standard & Poor's 100 Stock Index, The Nasdaq-100 Index, Dow Jones Euro Stoxx, and the MSCI (Morgan Stanley Capital International) Euro Index.

Additionally, each Stock Fund may take advantage of opportunities in the area of futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by such Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with each Stock Fund’s investment objective and legally permissible for such Fund.

The Manager expects that futures transactions for the 500 Fund, the MidCap Fund, the SmallCap Fund and the Nasdaq-100 Fund will typically involve the S&P 500 Index, the MidCap Index, the Russell 2000, and the Nasdaq-100 Index respectively. Beginning in 2002, futures tracking the S&P SmallCap Index were launched. Should the Manager determine that these futures offer sufficient liquidity and tracking characteristics, these futures will be used in lieu of the Russell 2000 futures. Futures transactions for the Shelton Core Value Fund may involve any major index for which the Manager believes is in the best interest of the shareholders. The indices used may include, but are not limited to, the S&P 500, the MidCap Index and the Russell 2000 Index. Because the value of index futures depends primarily on the value of their underlying indices, the performance of broad-based contracts will generally reflect broad changes in common stock prices. Each Fund's investments may be more or less heavily weighted in securities of particular types of issuers, or securities of issuers in particular industries, than the indexes underlying its index futures positions. Therefore, while a Fund's index futures positions should provide exposure to changes in value of the underlying indexes (or protection against declines in their value in the case of hedging transactions), it is likely that, in the case of hedging transactions, the price changes of a Fund's index futures positions will not match the price changes of the Fund's other investments. Other factors that could affect the correlation of a Fund's index futures positions with its other investments are discussed below.

Futures Margin Payments. Both the purchaser and seller of a futures contract are required to deposit "initial margin" with a futures broker (known as a "futures commission merchant," or "FCM"), when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange where the contract is traded, and may be maintained in cash or high quality liquid securities. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments are similar to good faith deposits or performance bonds, unlike margin extended by a securities broker, and initial and variation margin payments do not constitute purchasing securities on margin for purposes of a Fund's investment limitations. In the event of the bankruptcy of a FCM that holds margin on behalf of a Fund, that Fund may be entitled to a return of margin owed to it only in proportion to the amount received by the FCM's other customers. The Manager will attempt to minimize this risk by monitoring the creditworthiness of the FCMs with which the Stock Funds do business.

Limitations on Stock Index Futures Transactions. Each Stock Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (the "CFTC") and the National Futures Association, which regulate trading in the futures markets. Pursuant to Section 4.5 of the regulations under the Commodity Exchange Act, each Fund may use futures contracts for bona fide hedging purposes within the meaning of CFTC regulations; provided, however, that, with respect to positions in futures contracts which are not used for bona fide hedging purposes within the meaning of CFTC regulations, the aggregate initial margin required to establish such position will not exceed five percent of the liquidation value of each Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts into which the Fund has entered.

The Manager also intends to follow certain other limitations on each of the Stock Fund's futures activities. Under normal conditions, a Fund will not enter into any futures contract if, as a result, the sum of (i) the current value of assets hedged in the case of strategies involving the sale of securities, and (ii) the current value of the indexes or other instruments underlying the Fund's other futures positions would exceed 20% of such Fund's total assets. In addition, each Fund does not intend to enter into futures contracts that are not traded on exchanges or boards of trade.

The above limitations on the Stock Funds' investments in futures contracts, and these Funds' policies regarding futures contracts discussed elsewhere in this Statement of Additional Information, are not fundamental policies and may be changed as regulatory agencies permit. Non-fundamental policies may be changed without shareholder approval.

Various exchanges and regulatory authorities have undertaken reviews of futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for futures transactions, and proposals to increase the margin requirements for various types of strategies. It is impossible to predict what actions, if any, will result from these reviews at this time.

Each Stock Fund may purchase index futures contracts in order to attempt to remain fully invested in the stock market. For example, if a Fund had cash and short-term securities on hand that it wished to invest in common stocks, but at the same time it wished to maintain a highly liquid position in order to be prepared to meet redemption requests or other obligations, it could purchase an index futures contract in order to approximate the activity of the index with that portion of its portfolio. Each Stock Fund may also purchase futures contracts as an alternative to purchasing actual securities. For example, if a Fund intended to purchase stocks but had not yet done so, it could purchase a futures contract in order to participate in the index's activity while deciding on particular investments. This strategy is sometimes known as an anticipatory hedge. In these strategies a Fund would use futures contracts to attempt to achieve an overall return -- whether positive or negative -- similar to the return from the stocks included in the underlying index, while taking advantage of potentially greater liquidity than futures contracts may offer. Although a Fund would hold cash and liquid debt securities in a segregated account with a value sufficient to cover its open future obligations, the segregated assets would be available to the Fund immediately upon closing out the futures position, while settlement of securities transactions can take several days.

When a Fund wishes to sell securities, it may sell stock index futures contracts to hedge against stock market declines until the sale can be completed. For example, if the Manager anticipated a decline in common stock prices at a time when a Fund anticipated selling common stocks, it could sell a futures contract in order to lock in current market prices. If stock prices subsequently fell, the futures contract's value would be expected to rise and offset all or a portion of the anticipated loss in the common stocks the Fund had hedged in anticipation of selling them. Of course, if prices subsequently rose, the futures contract's value could be expected to fall and offset all or a portion of any gains from those securities. The success of this type of strategy depends to a great extent on the degree of correlation between the index futures contract and the securities hedged.

Asset Coverage for Futures Positions. Each Stock Fund will comply with guidelines established by the SEC with respect to coverage of futures strategies by mutual funds, and if the guidelines so require will set aside cash and or other appropriate liquid assets (e.g., U.S. equities, U.S. Government securities or other high grade debt obligations) in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or such Fund's ability to meet redemption requests or other current obligations.

Correlation of Price Changes. As noted above, price changes of a Fund's futures positions may not be well correlated with price changes of its other investments because of differences between the underlying indexes and the types of securities the Fund invests in. For example, if a Fund sold a broad-based index futures contract to hedge against a stock market decline while the Fund completed a sale of specific securities in its portfolio, it is possible that the price of the securities could move differently from the broad market average represented by the index futures contract, resulting in an imperfect hedge which could affect the correlation between the Fund's return and that of the respective benchmark index. In the case of an index futures contract purchased by the Fund either in anticipation of actual stock purchases or in an effort to be fully invested, failure of the contract to track its index accurately could hinder such Fund in the achievement of its objective.

Stock index futures prices can also diverge from the prices of their underlying indexes. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying index, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits for futures contracts. A Fund may sell futures contracts with a greater or lesser value than the securities it wishes to hedge in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases.

Liquidity of Futures Contracts. Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of up to five days for some types of securities, the futures markets can provide superior liquidity to the securities markets in many cases. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Fund to enter into new positions or close out existing positions. Trading in index futures can also be halted if trading in the underlying index stocks is halted. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, it would prevent prompt liquidation of unfavorable futures positions, and potentially could require a Fund to continue to hold a futures position until the delivery date regardless of potential consequences. If a Fund must continue to hold a futures position, its access to other assets held to cover the position could also be impaired.

American Depository Receipts (ADRs)

Under normal circumstances, the European Fund typically invests in sponsored and unsponsored ADRs. Such investments may subject the Fund to significant investment risks that are different from, and in addition to, those related to investments of U.S. domestic issuers or in the U.S. markets. Unsponsored ADRs may involve additional risks in that they are organized without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as that for sponsored ADRs.

The value of securities denominated in or indexed to foreign currencies and of dividends and interest from such securities can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than the U.S. markets, and prices on some foreign securities can be highly volatile.

Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may seem more difficult to obtain reliable information regarding an issuer’s financial conditions and operations.

Settlement of transaction in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of the Fund’s investments. In addition, the cost of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of the broker-dealer, which may result in substantial delays in settlement. It may also be more difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restriction on U.S. investments or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government sponsored enterprises. Investments in foreign countries also involve the risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Manager will be able to anticipate these potential events or counter their effects.

Option/Put Strategy

The Fund’s option strategy may limit the upside performance of any position for which a call is sold and may increase costs when puts are purchased.  When selling a call, the fund is effectively selling upside stock performance in exchange for immediate cash flow.  In markets where a stock position goes up dramatically, this could cause the fund to under-perform its benchmark and the equity markets in general.  When buying a put, the Fund is spending premium to protect the downward movement of the value of a position in the Fund’s portfolio.  In the event the value of the position went up during the life of the put option, the option would expire worthless and the Fund will have lost the premium paid.

The Fund may buy or sell options in an effort to generate additional cash flow above and beyond the dividends paid by the stocks or hedge the portfolio from potential losses.  A call option is a right for the buyer to purchase the stock from the Fund at a predetermined price.  When the Fund sells a call option, the Fund is paid cash and the buyer of the option may exercise the right to purchase the stock at a fixed price over the life of the option.  The Fund may do this in order to generate additional cash flow for one or more positions in the portfolio beyond the current dividend yield.  A put option is the right to sell a stock to the seller at a predetermined price. When the Fund buys a put option, it pays the seller for the write to sell a stock at a predetermined price.  The Fund may do this in order to protect the value of one or more positions in the portfolio.  While there is no assurance that a strategy will work as planned, option strategies used by the Fund will generally be used in an effort to reduce the risk exposure of the Fund’s portfolio.

While there are several factors impacting option values, typically, the higher the share price relative to the strike price of the option and the longer the life of the option, the higher the call premium paid to the Fund.

Options on Securities, Securities Indices and Currencies.

The European Fund may purchase put and call options on securities in which it has invested, on foreign currencies represented in its portfolios and on any securities index based in whole or in part on securities in which the Fund may invest. In an effort to minimize risks, the Fund usually will not use options for speculative purposes or as leverage.

The Fund may purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest or a positive change in the currency in which such securities are denominated. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or a specified amount of a foreign currency at a specified price during the option period.

The Fund may purchase and sell options traded on U.S. and foreign exchanges. Although the Fund will generally purchase only those options for which there appears to be an active secondary market, there can be no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities.

Secondary markets on an exchange may not exist or may be illiquid for a variety of reasons including: (i) insufficient trading interest in certain options; (ii) restrictions on opening transactions or closing transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances which interrupt normal operations on an exchange; (v) inadequate facilities of an exchange or the Options Clearing Corporation (the “OCC”) to handle current trading volume at all times; or (vi) discontinuance in the future by one or more exchanges for economic or other reasons, of trading of options (or of a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the OCC inadequate, and result in the institution by an exchange of special procedures that may interfere with the timely execution of the Fund’s orders.

Securities of Other Investment Companies – Closed End Funds

The European Fund may purchase closed-end funds that invest in foreign securities. Unlike open-end investment companies, like the Fund, closed-end funds issue a fixed number of shares that trade on major stock exchanges or over the counter. Additionally, closed-end funds do not stand ready to issue or redeem on a continuous basis. Closed-end funds often sell at a discount to net asset value.

The Nasdaq-100 Index Fund may invest in securities issued by other investment companies. Those investment companies must invest in securities that the Fund can invest in a manner consistent with the Fund’s investment objective and policies.

Applicable provisions of the Investment Company Act of 1940, as amended (the “1940 Act”) require that a Fund limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 10% of the value of that Fund’s total assets will be invested in the aggregate in securities of investment companies as a group; and (b) either (i) that Fund and affiliated persons of that Fund not own together more than 3% of the total outstanding shares of any one investment company at the time of purchase (and that all shares of the investment company held by that Fund in excess of 1% of the company’s total outstanding shares be deemed illiquid), or (ii) that Fund not invest more than 5% of its total assets in any one investment company and the investment not represent more than 3% of the total outstanding voting stock of the investment company at the time of purchase. As a shareholder in an investment company, a Fund bears its ratable share of that investment company’s expenses, including advisory and administration fees, resulting in an additional layer of management fees and expenses for shareholders. This duplication of expenses would occur regardless of the type of investment company, i.e., open-end (mutual fund) or closed-end.

PORTFOLIO TURNOVER

During the fiscal year ending August 31, 2013 the Short-Term U.S. Government Bond Fund and the S&P SmallCap Index Fund experienced significant turnover as compared to the prior fiscal year.   The Short-Term U.S. Government Bond Fund’s turnover resulted from a combination of the bond market and a larger than anticipated number of shareholder redemptions necessitating selling portfolio securities prior to maturity.   The S&P SmallCap Index Fund turnover resulted from a shift in the make-up of the S&P SmallCap 600 Index tracked by the Fund causing a significant rebalancing of the Fund’s portfolio.

INVESTMENT RESTRICTIONS

Additional Fundamental Investment Policies

Except as noted with respect to any Fund, the Trust has adopted the following restrictions as additional fundamental policies of its Funds, which means that they may not be changed without the approval of a majority of the outstanding voting securities of that Fund. Under the 1940 Act, a “vote of a majority of the outstanding voting securities” of the Trust or of a particular Fund means the affirmative vote of the lesser of (l) more than 50% of the outstanding shares of the Trust or of such Fund, or (2) 67% or more of the shares of the Trust or of such Fund present at a meeting of shareholders if more than 50% of the outstanding shares of the Trust or of such Fund are represented at the meeting in person or by proxy. A Fund may not:

1.
Borrow money or mortgage or pledge any of its assets, except that borrowings (and a pledge of assets therefore) for temporary or emergency purposes may be made from banks in any amount up to 10% (15% in the case of the Stock Funds) of the Fund’s total asset value. However, a Fund will not purchase additional securities while the value of its outstanding borrowings exceeds 5% of its total assets. Secured temporary borrowings may take the form of a reverse repurchase agreement, pursuant to which a Fund would sell portfolio securities for cash and simultaneously agree to repurchase them at a specified date for the same amount of cash plus an interest component. (As a matter of operating policy, the Funds currently do not intend to utilize reverse repurchase agreements, but may do so in the future.)

2.
Except as required in connection with permissible futures contracts (Stock Funds only), buy any securities on “margin” or sell any securities “short,” except that it may use such short-term credits as are necessary for the clearance of transactions.

3.
Make loans, except (a) through the purchase of debt securities which are either publicly distributed or customarily purchased by institutional investors, (b) to the extent the entry into a repurchase agreement may be deemed a loan, or (c) to lend portfolio securities to broker-dealers or other institutional investors if at least 100% collateral, in the form of cash or securities of the U.S. Government or its agencies and instrumentalities, is pledged and maintained by the borrower.

4.
Act as underwriter of securities issued by other persons except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

5.
With respect to 75% of its total assets, purchase the securities of any one issuer (except securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities, as to which there are no percentage limits or restrictions) if immediately after and as a result of such purchase (a) the value of the holdings of the Fund in the securities of such issuer would exceed 5% of the value of the Fund's total assets, or (b) the Fund would own more than 10% of the voting securities of any such issuer (both the issuer of the municipal obligation as well as the financial institution/ intermediary shall be considered issuers of a participation certificate).

6.
Purchase securities from or sell to the Trust’s officers and Trustees, or any firm of which any officer or Trustee is a member, as principal, or retain securities of any issuer if, to the knowledge of the Trust, one or more of the Trust’s officers, Trustees, or investment adviser own beneficially more than 1/2 of 1% of the securities of such issuer and all such officers and Trustees together own beneficially more than 5% of such securities (non-fundamental for the Stock Funds).

7.
Acquire, lease or hold real estate, except such as may be necessary or advisable for the maintenance of its offices, and provided that this limitation shall not prohibit the purchase of securities secured by real estate or interests therein.

8.	(a)
Invest in commodities and commodity contracts, or interests in oil, gas, or other mineral exploration or development programs; provided, however, that a Fund may invest in futures contracts as described in the Prospectus and in this Statement of Additional Information (Stock Funds only).

(b)
Invest in commodities and commodity contracts, puts, calls, straddles, spreads, or any combination thereof, or interests in oil, gas, or other mineral exploration or development programs, except that the Government Fund may purchase, hold, and dispose of “obligations with puts attached” in accordance with its investment policies (all Funds except the Stock Funds).

9.	Invest in companies for the purpose of exercising control or management.

10.	(a)
Purchase securities of other investment companies, except to the extent permitted by the 1940 Act and as such securities may be acquired in connection with a merger, consolidation, acquisition, or reorganization (Stock Funds only, excluding the Nasdaq-100 Fund).

(b)	Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization (all Funds except the Stock Funds).

11.
Purchase illiquid securities, including (under current SEC interpretations) securities that are not readily marketable, and repurchase agreements with more than seven days to maturity if, as a result, more than 10% of the total assets of the Fund would be invested in such illiquid securities.

12.
Invest 25% or more of its assets in securities of any one industry, although for purposes of this limitation, tax-exempt securities and obligations of the U.S. Government and its agencies or instrumentalities are not considered to be part of any industry (both the industry of the issuer of the municipal obligation as well as the industry of the financial institution/intermediary shall be considered in the case of a participation certificate).  Index funds may exceed this limitation and will invest in proportion to the underlying index.

13.
Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit a Fund from (a) making any permitted borrowings, mortgages or pledges, and (b) entering into permissible repurchase and futures transactions.

Non-Fundamental Investment Policies

In addition, each Stock Fund has adopted the following restrictions as operating policies, which are not fundamental policies, and may be changed without shareholder approval in accordance with applicable regulations. Each Stock Fund may not:

1.	Engage in short sales of securities.

2.
Invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of a Fund's net assets. Included in such amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants that are not listed on the New York Stock Exchange (the “NYSE”) or American Stock Exchange. Warrants acquired by a Fund in units or attached to securities may be deemed to be without value.

3.
Enter into a futures contract or option on a futures contract, if, as a result thereof, more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to initial deposits and premiums on open futures contracts and options on such contracts.

4.
With the exception of the Nasdaq-100 Fund, invest more than 5% of its total assets in the securities of companies (including predecessors) that have been in continuous operation for a period of less than three years.

5.	Invest in puts, calls, straddles or spread options, or any combination thereof. (Excluding the SmallCap Fund, the Nasdaq-100 Fund and the European Fund.)

If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

DISCLOSURE OF PORTFOLIO HOLDINGS

In accordance with the Funds’ policies and procedures, the Funds’ transfer agent and fund accountant, ALPS Fund Services, Inc. (the “Transfer Agent”) is responsible for dissemination of information about the Funds’ portfolio holdings. Only an officer of the Funds may authorize the Transfer Agent to disclose portfolio holdings information. The Funds, together with the Transfer Agent and the Manager (the “Service Providers”), may only disclose information concerning securities held in the Funds’ portfolios under the following circumstances:

1.	Approximately 60 days following the end of each month, calendar quarter and fiscal quarter, each Fund’s full portfolio holdings will be made publicly available by the following means:

a.
The Funds shall send shareholders portfolio holdings in the Funds’ annual and semi-annual reports, which are mailed to shareholders and posted on the Funds’ website in accordance with the SEC guidelines. Additionally, quarterly reports are filed with the SEC.

b.	The Fund Accountant shall send portfolio holding to nationally-recognized rating agencies via electronic transmission at least annually.

2.
The Funds or a Service Provider may disclose the Funds’ portfolio securities holdings to selected third parties when the Funds have a legitimate business purpose for doing so. Examples of legitimate business purposes in which selective disclosure of the Funds’ portfolio securities may be appropriate include disclosure for due diligence purposes to an investment advisor that is in merger or acquisition talks with the Advisor; disclosure to a newly hired investment advisor or sub-advisor prior to its commencing its duties; disclosure to third party service providers of accounting, auditing, custody, proxy voting and other services to the Funds; or disclosure to a rating or ranking organization.

3.
As required by the federal securities laws, including the 1940 Act, the Funds will disclose their portfolio holdings in their applicable regulatory filings, including shareholder reports, reports on Form N-Q, Form N-CSR or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

In accordance with the Funds’ policies and procedures, third parties are required to keep confidential any information disclosed to them and to not engage in trading based on such information in accordance with the foregoing and no compensation may be received by the Funds, a Service Provider or any affiliate in connection with disclosure of such information. The Funds’ Board will oversee disclosure under the foregoing policies and procedures by approval in advance of disclosures for legitimate business purposes and by regular review of reports on disclosures of the Funds’ portfolio holdings.

TRUSTEES AND OFFICERS

The Trustees of the Trust have the responsibility for the overall management of the Trust, including general supervision and review of the Funds’ investment activities. The Trustees appoint the officers of the Trust who are responsible for administering the day-to-day operations of such Trust and its Funds. The affiliations of the officers and Trustees and their principal occupations for the past five years are listed below.

Qualifications of Independent Trustees

Individual Trustee qualifications are noted in the table below. In addition, the following characteristics are among those that were considered for each existing Trustee and will be considered for any Nominee Trustee.

•
Outstanding skills in disciplines deemed by the Independent Trustees to be particularly relevant to the role of Independent Trustee and to the Funds, including legal, accounting, the financial industry and the investment industry.

•	No conflicts which would interfere with qualifying as independent.

•	Appropriate interpersonal skills to work effectively with other Independent Trustees.

•	Understanding and appreciation of the important role occupied by Independent Trustees in the regulatory structure governing regulated investment companies.

•	Diversity of background.

Name and Address	Date of Birth	Position and Offices with the Trust	Principal Occupation during the Past Five Years	Other Public Company or Investment Company Directorships	Other Relevant Experience
Independent Trustees
James W. Miller, Jr. P.O. Box 387 San Francisco, CA 94104	05/28/66	Trustee, since 2002	Director, RREEF 2006 to present; Executive Vice President, Jones Lang LaSalle Americas, Inc. 1999 to 2006.	ETSpreads Trust Shelton Greater China Fund	Experience in real estate in both law and business. J.D.
Kevin T. Kogler P.O. Box 387 San Francisco, CA 94104	02/21/66	Trustee, since 2006	President & CEO of Microbiz, LLC, 2012 to present; Principal, Robertson Piper Software Group, 2006 to present; Senior Vice President, Investment Banking, Friedman, Billings Ramsey, 2003 to 2006.	ETSpreads Trust Shelton Greater China Fund	Experience in investment banking and technology industry. M.B.A.
Stephen H. Sutro P.O. Box 387 San Francisco, CA 94104	04/09/69	Trustee, since 2006	Partner, Duane Morris LLP (law firm), 2003 to present.	ETSpreads Trust Shelton Greater China Fund	Service on boards for nonprofit organizations. J.D.

Name and Address	Date of Birth	Position and Offices with the Trust	Principal Occupation during the Past Five Years	Other Public Company or Investment Company Directorships
Interested Trustee1
Stephen C. Rogers P.O. Box 387 San Francisco, CA 94104	06/27/66	President, since 1999; Chairman of the Board & Trustee since 1999	Portfolio Manager, Shelton Capital Management, 2003 to present; Chief Executive Officer, Shelton Capital Management, 1999 to present; Secretary 1999 to November 2012.	ETSpreads Trust
Officers
Teresa Axelson P.O. Box 387 San Francisco, CA 94104	12/04/47	Chief Compliance Officer, since 2011; Secretary November 2012 to present.
Chief Compliance Officer, Shelton Capital Management, 2011 to present; Consultant, 2011; Vice President-Secretary, Chief Compliance Officer, Securities Management and Research, Inc.;  SM&R Investments, Inc. (6 mutual funds) and American National Investment Accounts, Inc. (5 mutual funds), 1968 - 2010.
N/A
William P. Mock P.O. Box 387 San Francisco, CA 94104	12/29/66	Treasurer, since 2010	Portfolio Manager, Shelton Capital Management, since 2010; Portfolio Manager, ETSpreads, 2007 to present; Head Trader, TKI Capital Management, 2003-2006.	N/A

The Board met four times during the fiscal year ended August 31, 2013. Currently, the Board has an Audit Committee and a Pricing Committee. The responsibilities of each committee and its members are described below.

Board Leadership Structure and Standing Board Committees

Stephen C. Rogers currently serves as the chairman of the board and has served in such capacity since 1999. Of the board's four members, Stephen C. Rogers is the only member who is an "interested person" as that term is defined in the Investment Company Act. The remaining members are independent trustees. The independent trustees meet separately to consider a variety of matters that are scheduled to come before the board and meet periodically with the Funds' Chief Compliance Officer and fund auditors. They are advised by independent legal counsel. No independent trustee may serve as an officer or employee of a fund. The board has also established several committees, as described below. The Audit Committee is comprised solely of independent trustees. The board believes that the current leadership structure, with independent trustees filling all but one position on the board is appropriate and allows for independent oversight of the Funds.

1	Basis of Interestedness. Stephen C. Rogers is affiliated with Shelton Capital Management, which is the investment adviser of Shelton Funds.

AUDIT COMMITTEE. The Board has an Audit Committee comprised only of the Independent Trustees (currently, Messrs. Miller, Kogler, and Sutro). The Audit Committee has the responsibility, among other things, to (1) recommend the selection of the Funds' independent auditors; (2) review and approve the scope of the independent auditors' audit activity; (3) review the financial statements which are the subject of the independent auditor's certifications; and (4) review with such independent auditors the adequacy of the Funds' basic accounting system and the effectiveness of the Funds' internal accounting controls. During the fiscal year ended August 31, 2013, there were three meetings of the Audit Committee.

PRICING COMMITTEE. The Board has a Pricing Committee, comprised of the independent trustees of the Trust, certain officers of the Trust and of the Manager, which reviews and monitors the pricing policies adopted by the Board. The Pricing Committee is responsible for determining the fair value of each Fund's securities as needed in accordance with the pricing policies and performs such other tasks as the Board deems necessary. The Pricing Committee meets on an ad hoc basis to discuss issues relating to the valuation of securities held by the Funds. Committee members are required to report actions taken at their meetings at the next scheduled Board meeting following the Pricing Committee's meeting.  The Pricing Committee may take action if at least two members of the Pricing Committee meet in person or via telephone or be electronic exchange.  During the fiscal year ended August 31, 2013, there was one meeting of the Pricing Committee.

Risk Oversight by the Board

As previously disclosed, the board oversees the management of the funds and meets at least quarterly with management of the advisor to review reports and receive information regarding fund operations. Risk oversight relating to the funds is one component of the board's oversight and is undertaken in connection with the duties of the board. As described in the previous section, the board's committees assist the board in overseeing various types of risks relating to the funds. The board receives regular reports from each committee regarding the committee's areas of responsibility and, through those reports and its regular interactions with management of the advisor during and between meetings, analyzes, evaluates, and provides feedback on the advisor's risk management processes. In addition, the board receives information regarding, and has discussions with senior management of the advisor about, the advisor's enterprise risk management systems and strategies. There can be no assurance that all elements of risk, or even all elements of material risk, will be disclosed to or identified by the board.

As shown in the following table, the total annual Trustee fees are equally divided between the Funds and paid to the Trustees who are not affiliated with the Advisor.  The fees are $2,500 per quarter and $500 for each meeting attended. The Audit Committee Chair for the Trust is compensated $1,500 annually. The table provides information regarding the Funds as of August 31, 2013.

Name/Position	Aggregate Fund group compensation	Pension or Estimated retirement benefits accrued as Fund expenses	Annual benefits upon retirement	Total compensation respecting Registrant and Fund complex paid to Trustees
Stephen C. Rogers President, Secretary & Trustee	None	None	None	None
James W. Miller, Jr. Trustee	$12,363	None	None	$12,363
Kevin T. Kogler Trustee	$12,550	None	None	$12,550
Stephen H. Sutro Trustee	$15,550	None	None	$15,550

Dollar Range of equity holdings in the respective Funds as of December 31, 2012:

Trust	Income Fund	Government Fund	Nasdaq-100 Fund	Treasury Trust
Stephen C. Rogers	None	None	$1-$10,000	$1-$10,000
James W. Miller, Jr.	None	None	$10,001-$50,000	10,001-50,000
Kevin T. Kogler	None	None	$50,001-$100,000	None
Stephen H. Sutro	None	None	$10,001-$50,000	None

	500 Fund	MidCap Fund	SmallCap Fund	Shelton Core Value Fund	Short-Term Government Fund	European Fund
Stephen C. Rogers	$25,001- $50,000	$50,001- $100,000	$10,001- $50,000	$50,001- $100,000	$50,001- $100,000	$10,001- $50,000
James W. Miller, Jr.	$10,001- $50,000	$50,001- $100,000	$50,001- $100,000	None	$10,001- $50,000	$10,001- $50,000
Kevin T. Kogler	$50,001- $100,000	None	$50,001- $100,000	None	None	None
Stephen H. Sutro	$1- $10,000	$10,001- $50,000	$10,001- $50,000	$10,001- $50,000	None	None

Aggregate Dollar Range of Equity Securities in the Trust and Fund Complex:

Shelton Funds
Stephen C. Rogers	Above $100,000
James W. Miller, Jr.	Above $100,000
Kevin T. Kogler	Above $100,000
Stephen H. Sutro	Above $100,000

INVESTMENT MANAGEMENT AND OTHER SERVICES

Management Services

Shelton Capital Management, a California Limited Partnership (the “Manager” or “SCM”), is the investment adviser to the Funds pursuant to the Investment Advisory Agreement dated January 1, 2007, between the Trust on behalf of each of the Funds and the Manager (the “Agreement”). The Manager is controlled by a privately held partnership, RFS Partners, LP, which in turn is controlled by a family trust of which Mr. Stephen C. Rogers is a co-trustee.

Pursuant to the Agreement, the Manager supplies investment research and portfolio management, including the selection of securities for the Funds to purchase, hold, or sell and the selection of brokers or dealers through whom the portfolio transactions of each Fund are executed. The Manager’s activities are subject to review and supervision by the Trustees to whom the Manager renders periodic reports of the Funds’ investment activities.

Each Fund pays for its own operating expenses and for its share of the Trust’s expenses not assumed by the Manager, including, but not limited to, costs of custodian services, brokerage fees, taxes, interest, costs of reports and notices to shareholders, costs of dividend disbursing and shareholder record-keeping services (including telephone costs), auditing and legal fees, the fees of the independent Trustees and the salaries of any officers or employees who are not affiliated with the Manager, and its pro rata portion of premiums on the fidelity bond covering the Fund.

For the Manager’s services, each Fund pays a monthly fee computed at the annual rates shown in the table below:

Funds	Management Fee per annum	Range of average daily net assets of each fund
Income Fund,	1/2 of 1% (0.50%)	Up to and including assets of $100 million
US Government Fund, Treasury	45/100 of 1% (0.45%)	over $100 million up to and including $500 million
Trust	4/10 of 1% (0.40%)	over $500 million
MidCap Fund 500 Fund	4/10 of 1% (0.40%)	All assets
	25/100 of 1% (0.25%)	All assets
European Fund	85/100 of 1% (0.85%)	All assets
SmallCap Fund, Shelton Core Value	1/2 of 1% (0.50%)	Up to and including assets of $500 million
Fund, Nasdaq-100 Fund, Short-	45/100 of 1% (0.45%)	over $500 million up to and including $1 billion
Term Government Fund	4/10 of 1% (0.40%)	over $1 billion

The Agreement provides that the Manager is obligated to reimburse each of the Funds (through a reduction of its management fees or otherwise) for all expenses (except for expenses such as front-end or contingent deferred loads, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) in excess of 1% for the undesignated class shares and 1.50% for the Class K shares of each such Fund’s average daily net assets. The Manager may also, and has to date for certain Funds, reduced its fees in excess of its obligations under the Agreements.

The following fees were paid to the Manager:

For the fiscal year ended August 31, 2011:

Fund	Fee	Reimbursement	Net to Manager

Income Fund	$508,877	-	$508,877
US Government Fund	$201,408	$50,194	$151,214
Treasury Trust	$340,951	$449,785	($108,834)

500 Fund	$215,888	$133,728	$82,160
MidCap Fund	$547,503	$64,600	$482,903
SmallCap Fund	$168,246	$51,275	$116,971
Shelton Core Value Fund	$804,847	-	$804,847
European Fund	$111,536	$45,842	$65,694
Nasdaq-100 Fund	$127,964	$105,959	$22,005
Short-Term Government Fund	$78,645	$51,740	$26,905

For the fiscal year ended August 31, 2012:

Fund	Fee	Reimbursement	Net to Manager

Income Fund	$506,187	-	$506,187
US Government Fund	$189,872	$ 51,670	$138,202
Treasury Trust	$347,008	$503,632	($156,624)

500 Fund	$221,950	$157,408	$ 64,542
MidCap Fund	$512,466	$ 94,461	$418,005
SmallCap Fund	$170,409	$60,960	$109,449
Shelton Core Value Fund	$777,752	-	$777,752
European Fund	$ 95,318	$ 48,355	$ 46,963
Nasdaq-100 Fund	$162,194	$126,483	$ 35,711
Short-Term Government Fund	$ 66,055	$ 51,793	$ 14,262

For the fiscal year ended August 31, 2013:

Fund	Fee	Reimbursement	Net to Manager
Income Fund	$519,900	-	$519,900
US Government Fund	$176,070	$ 42,642	$133,428
Treasury Trust	$368,444	$510,548	($142,104)
500 Fund	$267,717	$170,589	$ 97,128
MidCap Fund	$572,328	$ 88,777	$483,551
SmallCap Fund	$202,859	$61,085	$141,774
Shelton Core Value Fund	$859,671	-	$859,671
European Fund	$108,094	$ 48,911	$ 59,183
Nasdaq-100 Fund	$266,007	$183,818	$ 82,189
Short-Term Government Fund	$ 49,410	$ 47,533	$ 1,877

The Agreement is currently in effect until January 2, 2015 and will be in effect thereafter only if it is renewed for each Fund for successive periods not exceeding one year by (i) the Board of Trustees of the Trust or a vote of a majority of the outstanding voting securities of each Fund, and (ii) a vote of a majority of the Trustees who are not parties to the Agreement or an interested person of any such party (other than as a Trustee), cast in person at a meeting called for the purpose of voting on such Agreement.

The Agreement may be terminated without penalty at any time by the Trust with respect to one or more of the Funds (either by the applicable Board of Trustees or by a majority vote of the terminating Fund’s outstanding shares). Each Agreement may also be terminated by the Manager on 60-days’ written notice and will automatically terminate in the event of its assignment as defined in the 1940 Act.

Administrative Services

Pursuant to the Fund Administration Servicing Agreements, SCM (“Administrator”) also serves as the Funds’ Administrator. The Administrator is responsible for handling the administrative requirements of the Funds.  For the Administrator’s services, the Trust pays a monthly fee based on the combined assets of the Trust computed at the annual rates shown in the table below.

Administration Fee Per Annum	Range of Trust Combined Assets
0.10%	Up to and including assets of $500 million
0.08%	over $500 million up to and including $1 billion
0.06%	over $1 billion

Portfolio Managers

The table below includes details about the type, number, and assets under management for the various types of accounts, and total assets in the accounts with respect to which the advisory fee is based on the performance of the accounts that Messrs. Rogers and Mock, managed as of August 31, 2013:

Stephen C. Rogers
Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Investment Advisory Fee is Performance-Based	Assets Managed for which Investment Advisory Fee is Performance-Based
Registered Investment Companies	11	$ 812,620,042	0	0
Other Registered Investment Companies	2	15,724,256	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	0	0	0	0

William P. Mock
Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Investment Advisory Fee is Performance-Based	Assets Managed for which Investment Advisory Fee is Performance-Based
Registered Investment Companies	4	$ 247,182,459	0	0
Other Registered Investment Companies	1	11,100,891	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	0	0	0	0

Potential Conflicts

Individual portfolio managers may manage multiple Shelton Funds. SCM manages potential conflicts between Funds through allocation policies and procedures, internal review processes, including, but not limited to reports and oversight by management. SCM has developed trade allocation systems and controls to help ensure that no one Fund, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds participate in investment decisions involving the same securities.

Portfolio Manager Securities Ownership

The table below identifies the dollar range of Fund shares beneficially owned by each portfolio manager of such Fund, as of August 31, 2013.

	Income Fund	US Government Fund	Nasdaq-100 Fund	Treasury Trust
Stephen C. Rogers	None	None	$1-$10,000	$1-$10,000
William P. Mock	None	None	None	None

	500 Fund	MidCap Fund	SmallCap Fund	Shelton Core Value Fund	Short-Term Government Fund	European Fund
Stephen C. Rogers	$10,001-$50,000	$50,001-$100,000	Above $100,000	$50,001 -$100,000	$50,001-$100,000	$10,001-$50,000
William P. Mock	None	None	None	None	None	None

Compensation of Portfolio Managers (PMs) includes a base salary, cash bonus, and a package of employee benefits that are generally available to all salaried employees. Compensation is structured to emphasize the success of the Manager rather than that of any one individual. The Manager does not have any “incentive compensation” or “deferred compensation” programs for the PMs. Compensation is not linked to the distribution of Fund shares or to the performance of any account or Fund. Some of the PMs also participate in equity ownership of the Manager. Each element of compensation is detailed below:

Base Salary. PMs are paid a fixed base salary that is intended to be competitive in light of each PMs’ experience and responsibilities.

Bonus. Bonus payments are based on a number of factors including the profitability of the firm and the employee’s long-term contributions, full-time employees of the Manager with at least one year of tenure participate in the annual bonus program. Bonuses are not linked to the volume of assets managed or to measurements of relative or absolute investment returns.

Partnership interests. In the past, the firm has made partnership interests available in its general partner, RFS Partners to employees of the Manager. PMs have participated in these offerings by purchasing interests in the partnership. Partnership interests may provide pass-through income of the firm’s profits and annual cash distributions based on each Partner’s proportionate profit sharing interest. Distributions are generally determined based on considerations of the Manager’s working capital requirements and on estimated tax liabilities associated with the pass-through income.

Employee Benefit Program. PMs participate in benefit plans and programs available generally to all employees, which includes a qualified, defined-contribution profit sharing plan and company match.

The above information regarding compensation of PMs is current as of December 31, 2012.

Code of Ethics

The Trust and the Manager have adopted a Code of Ethics pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder (and Rule 204A-1 under the Investment Advisers Act of 1940, as amended). Currently, the Code of Ethics prohibits personnel subject to the Code of Ethics from buying or selling securities for their own individual accounts if such purchase or sale represents $50,000 or 1,000 shares, whichever is greater, and if the securities at the time of such purchase or sale (i) are being considered for purchase or sale by a Fund (except the Index Funds) (ii) have been purchased or sold by a Fund within the most recent seven (7) days if such person participated in the recommendation to, or the decision by, the Fund to purchase or sell such security (except the Index Funds). Notwithstanding these prohibitions, there are limited circumstances in which personnel subject to the Code of Ethics may buy or sell securities for their own account (e.g. purchases which are part of an automatic dividend reinvestment plan). The Code of Ethics also requires personnel subject to the Code to report personal holdings to the Trust or the Manager on both an annual and a quarterly basis.

Proxy Voting Policies and Procedures

The Board of Trustees of the Trust has delegated to the Manager the authority to vote proxies of companies held in the Stock Funds’ portfolios. The Manager has entered into a proxy service agreement with Glass Lewis and intends to apply Glass Lewis’ pre-determined proxy voting guidelines when voting proxies on behalf of the Funds.

The Manager recognizes that an investment adviser is a fiduciary that owes its clients, including the Funds, a duty of utmost good faith and full and fair disclosure of all material facts. An investment adviser’s duty of loyalty requires an adviser to vote proxies in a manner consistent with the best interest of its clients and precludes the advisor from subrogating the clients’ interests to its own. In addition, an investment advisor voting proxies on behalf of a fund must do so in a manner consistent with the best interests of the fund and its shareholders. The Board, in conjunction with the Manager, seeks to balance the benefits of voting the proxies against the associated costs to the shareholders and have determined that entry into a third party proxy services agreement is in the best interest of the Trust and its shareholders. The Board will review its determination at least annually.

The Manager seeks to avoid material conflicts of interest by voting in accordance with an independent third party’s pre-determined written proxy voting guidelines (the “Voting Guidelines”).  These Voting Guidelines vote proxies in an objective and consistent manner across client accounts, based on internal and external research performed by Glass Lewis without consideration of any client relationship factors. Further, the Manager may engage a third party as an independent fiduciary, as required, to vote all proxies of the Funds, and may engage an independent fiduciary to vote proxies of other issuers at its discretion.

All proxies received by the Funds are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in the Manager’s policies on specific issues. Items that can be categorized under the Voting Guidelines are voted in accordance with any applicable guidelines.

Proposals that cannot be categorized under the Voting Guidelines and raise a material conflict of interest between the Advisor and the Fund are referred to the Fund’s Board of Trustees. Specifically, the Manager will disclose the conflict to the Board and obtain its consent to the proposed vote in question prior to voting the securities. The disclosure to the Board will include sufficient detail regarding the matter to be voted on and the nature of the Manager’s conflict so that the Board would be able to make an informed decision regarding the vote. When the Board does not respond to such a conflict disclosure request or denies the request, the Manager will abstain from voting the securities held by the Fund.

With regard to voting proxies of foreign companies, the Manager weighs the cost of voting and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote. With respect to securities lending transactions, the Manager seeks to balance the economic benefits of continuing to participate in an open securities lending transaction against the inability to vote proxies.

When evaluating proposals, the Manager recognizes that the management of a publicly-held company may need protection from the market’s frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services. In addition, the Manager generally supports proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors to the extent such proposals are discrete and not bundled with other proposals. The Manager believes that a shareholder’s role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its management and voting on matters which properly come to a shareholder vote. However, the Manager generally opposes proposals designed to insulate an issuer’s management unnecessarily from the wishes of a majority of shareholders. Accordingly, the Manager generally votes in accordance with management on issues that, at the sole discretion of the Manager, it believes neither unduly limits the rights and privileges of shareholders nor adversely affects the value of the investment.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2012 is available (1) by calling the Funds at (800) 955-9988, or (2) on the SEC’s website at http:///www.sec.gov.

Share Marketing Plan

The Trust has adopted a Share Marketing Plan (or Rule 12b-1 Plan) (the “12b-1 Plan”) with respect to the K Class pursuant to Rule 12b-1 under the Investment Company Act. Specifically, the Board of Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan (the “Independent Trustees”), at their regular quarterly meeting, adopted the 12b-1 Plan. In Reviewing the Plan, the Board of Trustees considered the proposed range and nature of payments and terms of the Investment Advisory Agreement between the Trust on behalf of each Fund and the Manager and the nature and amount of other payments, fees and commissions that may be paid to the Manager, its affiliates and other agents of the Trust.

Under the 12b-1 Plan, each Fund pays distribution fees to the Fund’s distributor at an annual rate of 0.25% of the Fund’s aggregate average daily net assets attributable to its Class K shares, to reimburse the distributor for its expenses in connection with the promotion and distribution of the Class K shares. The 12b-1 Plan provides that the Fund’s distributor may use the distribution fees received from the Class K shares of the Fund covered by the 12b-1 Plan only to pay for the distribution expenses of that Class. For the fiscal year ended August 31, 2013, the Funds paid 12b-1 fees as follows: US Government Fund, $22,653; Treasury Trust, $0; Short-Term Government Fund, $4,967; 500 Fund, $21,947; MidCap Fund, $18,023; SmallCap Fund, $26,136; Shelton Core Value Fund, $53,286; European Fund, $14,188; Nasdaq-100 Fund, $23,630.

Shareholder Services Plan

The Trust has adopted a Shareholder Services Plan (the “Services Plan”) with respect to Class K. The Manager (or its affiliate) serves as the service provider under the Services Plan and, as such, receives any fees paid by the Funds pursuant to the Services Plan.

Specifically, the Board of Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Services Plan or in any agreement related to the Services Plan (the “Independent Trustees”), adopted the Services Plan for the Class K shares of each Fund.

Under the Services Plan, the covered shares of each Fund will pay a continuing service fee to the Manager, the Fund’s distributor or other service providers, in an amount, computed and prorated on a daily basis, equal to 0.25% per annum of the average daily net assets of the covered shares of each Fund. Such amounts are compensation for providing certain services to clients owning those shares of the Funds, including personal services such as processing purchase and redemption transactions, assisting in change of address requests and similar administrative details, and providing other information and assistance with respect to a Fund, including responding to shareholder inquiries.

For the fiscal year ended August 31, 2013, the Funds paid Shareholder servicing fees as follows: Government Fund, $19,529; Treasury Trust, $0; Short-Term Government Fund, $4,967; 500 Fund, $21,947; MidCap Fund, $18,023; SmallCap Fund, $26,136; Shelton Core Value Fund, $18,464; European Fund, $14,188; Nasdaq-100 Fund, $23,630.

Principal Underwriter

RFS Partners, a California limited partnership, is currently the principal underwriter of each Fund's shares under an underwriting agreement with each Fund, pursuant to which RFS Partners agrees to act as each Fund's distribution agent. Each Fund's shares are sold to the public on a best efforts basis in a continuous offering without a sales load or other commission or compensation. RFS Partners is the general partner of the Funds' Manager. The general partner of RFS Partners is Richard F. Shelton, Inc., a corporation that is controlled by a family trust, of which Stephen C. Rogers serves as a co-trustee. While the shares of each Fund are offered directly to the public with no sales charge, RFS Partners may, out of its own monies, compensate brokers who assist in the sale of a Fund's shares. In addition, the Manager may, out of its own monies, make cash contributions to tax-exempt charitable organizations that invest in the Funds.

Other Services

ALPS Fund Services, Inc. acts as the shareholder servicing agent for the Trust and acts as the Trust’s transfer and dividend-paying agent. In such capacities it performs many services, including portfolio and net asset valuation, bookkeeping, and shareholder record-keeping.

US Bank N.A. (the “Custodian”) acts as custodian of the securities and other assets of the Trust. The Custodian does not participate in decisions relating to the purchase and sale of portfolio securities. Under the custodian agreement, the Custodian (i) maintains a separate account or accounts in the name of each Fund, (ii) holds and transfers portfolio securities on account of each Fund, (iii) accepts receipts and makes disbursements of money on behalf of each Fund, (iv) collects and receives all income and other payments and distribution on account of each Fund’s securities and (v) makes periodic reports to the Trustees of each Trust concerning each Fund’s operations.

Tait, Weller & Baker LLP (the “Auditor”), 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, is the independent registered public accounting firm for the Trust. The Auditor provides audit services and assistance with respect to regulatory filings with the SEC. The Auditor also audits the books of each Fund once each year.

The validity of shares of beneficial interest offered hereby has been passed on by Reed Smith LLP, 101 Second Street, 18th Floor, San Francisco, California 94105.

POLICIES REGARDING BROKER-DEALERS USED FOR PORTFOLIO TRANSACTIONS

Decisions to buy and sell securities for the Funds, assignment of their portfolio business, and negotiation of commission rates and prices are made by the Manager, whose policy is to obtain the “best execution” available (i.e., prompt and reliable execution at the most favorable security price). If purchases made by the Funds are effected via principal transactions with one or more dealers (typically a market maker firm in the particular security or a selling group member in the case of an initial or secondary public offering) at net prices, the Funds will generally incur few or no brokerage costs. These dealers are compensated through the principal “spread,” and may also charge related transaction fees. Purchases of portfolio securities from underwriters may include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and asked price.

However, in order to obtain additional research and brokerage services on a “soft dollar” basis, and in order to obtain other qualitative execution services that the Manager believes are important to best execution, the Manager may place over-the-counter (“OTC”) equity transactions and/or place fixed-income transactions with specialized broker-dealers with which the Manager has a “soft dollar” credit arrangement, and that execute such transactions on an agency basis (“Brokers”). When the Manager uses Brokers to execute OTC equity transactions and/or fixed-income transactions on an agency basis, the Manager takes steps to ensure that the prices obtained in such transactions are competitive with the prices that could have been obtained had the transactions been conducted on a principal basis, i.e., directly with the dealers. However, the total cost (i.e., price plus/minus commission) of executing an OTC equity transaction and/or or a fixed income transaction through a Broker on an agency basis may be less favorable than that of executing that same transaction with a dealer because the Broker will receive a commission for its services, including for the provision of research products, services or credits. The Manager will take steps to ensure that commissions paid are reasonable in relation to, among other things: (i) the value of all the brokerage and research products and services provided by that Broker and (ii) the quality of execution provided by that Broker. Accordingly, the Manager uses Brokers to effect OTC equity transactions and/or fixed income transactions for the Funds where the total cost is, in the Manager’s opinion, reasonable, but not necessarily the lowest total cost available.

In selecting broker-dealers and in negotiating commissions, the Manager generally considers, among other things, the broker-dealer’s reliability, the quality of its execution services on a continuing basis, the financial condition of the broker-dealer, and the research services provided, which include furnishing advice as to the value of securities, the advisability of purchasing or selling specific securities and furnishing analysis and reports concerning state and local governments, securities, and economic factors and trends, and portfolio strategy. The Manager considers such information, which is in addition to and not in lieu of the services required to be performed by the Manager under the Agreements, to be useful in varying degrees, but of indeterminable value.

The Funds may pay brokerage commissions in an amount higher than the lowest available rate for brokerage and research services as authorized, under certain circumstances, by the Securities Exchange Act of 1934, as amended. Where commissions paid reflect research services and information furnished in addition to execution, the Manager believes that such services were bona fide and rendered for the benefit of its clients. For the fiscal year ended August 31 of each year shown, the commissions paid are as follows:

	2011	2012	2013
500 Fund	$1,680	$2,636	$3,515
MidCap Fund	$11,545	$9,497	$5,025
SmallCap Fund	$5,444	$ 868	$3,457
Nasdaq-100 Fund	$3,026	$4,444	$7,335
Shelton Core Value Fund	$17,457	0	$4,051
European Fund	$502	$5,899	$229

The Manager ceased using soft dollar credits pending a review regarding the practice. In the past, a broker would provide research services to the Manager. Such research services were paid for by the broker using soft dollars credits. Any research received by the Manager was used for the exclusive benefit of the Funds and their shareholders. The Manager does not currently use soft dollars but may do so in the future with respect to the Funds at its discretion, subject to oversight by the Trustees.

If purchases or sales of securities of the Funds are considered at or about the same time, transactions in such securities will be allocated among the several Funds in a manner deemed equitable to all by the Manager, taking into account the respective sizes of the Funds, and the amount of securities to be purchased or sold. It is recognized that it is possible that in some cases this procedure could have a detrimental effect on the price or volume of the security so far as a Fund is concerned. In other cases, however, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions or net prices will be beneficial to a Fund.

ADDITIONAL INFORMATION REGARDING PURCHASES AND
REDEMPTIONS OF FUND SHARES

Purchase Orders

The purchase price for shares of the Funds is the net asset value of such shares next determined after receipt and acceptance of a purchase order in proper form by the Funds’ Transfer Agent, ALPS Fund Services, Denver.  Once shares of a Fund are purchased, they begin earning income immediately, and income dividends will start being credited to the investor's account on the day following the effective date of purchase and continue through the day the shares in the account are redeemed. All checks are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. Checks drawn in U.S. funds on foreign banks will not be credited to the shareholder's account and dividends will not begin accruing until the proceeds are collected, which can take a long period of time.

Payments transmitted by wire and received by the Transfer Agent prior to the close of the Funds, normally at 4:00 p.m. Eastern time (1:00 p.m. Pacific time) on any business day are effective on the same day as received. Wire payments received by the Transfer Agent after that time will normally be effective on the next business day and such purchases will be made at the net asset value next calculated after receipt of that payment.

Shareholder Accounting

All purchases of Fund shares will be credited to the shareholder in full and fractional shares of the relevant Fund (rounded to the nearest 1/1000 of a share) in an account maintained for the shareholder by the Trust's transfer agent. Share certificates will not be issued for any Fund at any time. To open an account in the name of a corporation, a resolution of that corporation's Board of Directors will be required. Other evidence of corporate status or the authority of account signatories may be required.

The Trust reserves the right to reject any order for the purchase of shares of any Fund, in whole or in part. In addition, the offering of shares of any Fund may be suspended by the Trust at any time and resumed at any time thereafter.

Shareholder Redemptions

All requests for redemption and all share assignments should be sent to the applicable Fund, P.O. Box 387, San Francisco, California 94104-0387, or, for telephone redemptions, by calling the Fund at (800) 955-9988. For online redemptions, visit the Funds’ website at www.sheltoncap.com.

Redemptions will be made in cash at the net asset value per share next determined after receipt by the transfer agent of a redemption request in proper form, including all share certificates, share assignments, signature guarantees, and other documentation as may be required by the transfer agent. The amount received upon redemption may be more or less than the shareholder's original investment.

The Trust will attempt to make payment for all redemptions within one business day, but in no event later than seven days after receipt of such redemption request in proper form. However, the Trust reserves the right to suspend redemptions or postpone the date of payment (1) for any periods during which the New York Stock Exchange is closed (other than for the customary weekend and holiday closings), (2) when trading in the markets the Trust usually utilize is restricted or an emergency exists, as determined by the SEC, so that disposal of the Trust's investments or the determination of a Fund's net asset value is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for the protection of a Trust's shareholders. Also, the Trust will not mail redemption proceeds until checks used for the purchase of the shares have cleared, which can take up to 15 days.

As of the date of this Statement of Additional Information, the Trust understands that the New York Stock Exchange is closed for the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas. The U.S. Government Securities Fund and The United States Treasury Fund will be open for business Columbus Day and Veterans Day. All other Government and Stock Funds will be closed in observance of Columbus Day and Veterans Day.  On holidays in which the Custodian is closed, any transactions will be processed on the following business day.

Due to the relatively high cost of handling small investments, the Trust reserves the right to redeem, involuntarily, at net asset value, the shares of any shareholder whose accounts in the Trust have an aggregate value of less than $5,000 ($1,000 in the case of the Stock Funds), but only where the value of such accounts has been reduced by such shareholder's prior voluntary redemption of shares. In any event, before the Trust redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in that shareholder's account is less than the minimum amount and allow that shareholder 30 days to make an additional investment in an amount which will increase the aggregate value of that shareholder's accounts to at least $5,000 before the redemption is processed ($1,000 in the case of the Stock Funds).

Use of the Exchange Privilege as described in the Prospectus in conjunction with market timing services offered through numerous securities dealers has become increasingly popular as a means of capital management. In the event that a substantial portion of a Fund's shareholders should, within a short period, elect to redeem their shares of that Fund pursuant to the Exchange Privilege, the Fund might have to liquidate portfolio securities it might otherwise hold and incur the additional costs related to such transactions. The Exchange Privilege may be terminated or suspended by the Funds upon 60-days’ prior notice to shareholders.

Redemptions in Kind

The Trust has committed itself to pay in cash all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the applicable Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amounts, the Trustees reserve the right to make payments in whole or in part in securities or other assets of the Fund from which the shareholder is redeeming in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of that Fund or the Trust. In such circumstances, the securities distributed would be valued at the price used to compute such Fund's net asset value. Should a Fund do so, a shareholder would likely incur transaction fees in converting the securities to cash.

Determination of Net Asset Value Per Share (“NAV”)

The valuation of the portfolio securities of the Treasury Trust (including any securities held in the separate account maintained for when-issued securities) is based upon their amortized cost, which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price such Fund would receive if they sold the instrument. During periods of declining interest rates, the daily yield on shares of the Treasury Trust computed as described above may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices. Thus, if the use of amortized cost by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values, and existing investors in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.

The use of amortized cost by the Treasury Trust, and the maintenance of the Fund's per share net asset value at $1.00 is permitted by Rule 2a-7 under the 1940 Act, pursuant to which the Fund must adhere to certain conditions. There are policies that the Manager follows regarding 2a-7. Under the amortized cost method, securities are valued at their acquisition cost, as adjusted for amortization of premium or discount, rather than at current market value. Calculations are made at least weekly to compare the value of the Fund’s investments valued at amortized cost with market values.

The Treasury Trust maintains a dollar-weighted average portfolio maturity of 60 days or less, only purchase instruments having remaining maturities of 397 days or less, and only invest in securities determined by the Trustees to be of high quality with minimal credit risks. The Trustees have also established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether each Fund's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation is examined by the Trustees. If such deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, will be initiated. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they have agreed to take such corrective action as they regard as necessary and appropriate, which may include the sale of portfolio securities prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, adjusting or withholding of dividends, redemptions of shares in kind, or establishing a net asset value per share by using available market quotations.

The portfolio securities of the Stock Funds are generally valued at the last reported sale price. In the case of the futures contracts held by the Stock Funds, the valuation is determined using the settle price provided by either the Chicago Mercantile Exchange or the ICE, depending on the exchange the contract trades on, typically as of 1:15 p.m., Pacific time. Securities held by the Stock Funds that have no reported last sale for any day that a Fund's NAV is calculated and securities and other assets for which market quotations are readily available are valued at the latest available bid price. Portfolio securities held by the Income Fund for which market quotations are readily available are valued at the last available bid. The US Government Fund and the Short-Term Government Fund for which market quotations are readily available are valued at the mean between the bid and ask price of the security. All other securities and assets are valued at their fair value as determined in good faith by the Board of Trustees. Securities with remaining maturities of 60 days or less are valued on the amortized cost basis unless the Trustees determine that such valuation does not reflect fair value. The Trust may also utilize a pricing service, bank, or broker/dealer experienced in such matters to perform any of the pricing functions.

TAXATION

Provided that, as anticipated, the Income Fund qualifies as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), and, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of the Income Fund consists of Municipal Obligations, the Income Fund may designate and pay exempt-interest dividends from interest earned on such obligations. Such exempt-interest dividends may be excluded by shareholders of the Income Fund from their gross income for federal income tax purposes. Corporate shareholders must take all exempt-interest dividends into account in determining "adjusted current earnings" for purposes of calculating their alternative minimum tax. The Income Fund might purchase municipal obligations at a discount from the prices at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, some or all of this market discount may be included in the Income Fund’s ordinary income and will be taxable to shareholders as such when it is distributed. If, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of the Income Fund consists of obligations that produce interest that is exempt from California personal income tax if received by an individual, and if each maintains its qualification as a regulated investment company, then the Income Fund will be qualified to pay exempt-interest dividends to its shareholders that, to the extent they are attributable to interest received by the Income Fund on such obligations, are exempt from California personal income tax. The total amount of exempt-interest dividends paid by the Income Fund to its shareholders with respect to any taxable year cannot exceed the amount of interest received by the Fund during such year on tax-exempt obligations less any expenses attributable to such interest.

Provided that, as anticipated, the Treasury Trust qualifies as a regulated investment company and meets certain requirements of California tax law, including the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its individual total assets are invested in direct obligations of the United States (or other U.S. and California tax-exempt obligations), then the Treasury Trust will be qualified to pay dividends to its shareholders that, to the extent they are attributable to interest received by the Treasury on such U.S. Government obligations, will be exempt from California personal income tax. Because the GNMA certificates in which the US Government Fund and Short Term Government Fund invests are not considered direct obligations of the United States for this purpose, the US Government Fund or Short Term Government Fund may not meet the 50% requirement; as a result, dividends paid by the respective Fund may be subject to California personal income tax.

Exempt-interest dividends paid to  Income Fund shareholders that are corporations subject to California franchise or income tax will be taxed as ordinary income to such shareholders. Moreover, no dividend paid by the Income Fund will qualify for the corporate dividends-received deduction for federal income tax purposes.

Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Income Fund is not deductible for federal income tax purposes. Under regulations used by the Internal Revenue Service (the “IRS”) for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares of a Fund. California personal income tax law restricts the deductibility of interest on indebtedness incurred by a shareholder to purchase or carry shares of a Fund paying dividends exempt from California personal income tax, as well as the allowance of losses realized upon a sale or redemption of shares, in substantially the same manner as federal tax law. Further, the Income Fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial revenue bonds or are "related persons" of such users. Such persons should consult their tax adviser before investing in the Income Fund.

Up to 85% of Social Security or railroad retirement benefits may be included in federal taxable income for benefit recipients whose adjusted gross income (including income from tax-exempt sources such as tax-exempt bonds and the Income Fund) plus 50% of their benefits exceeds certain base amounts. Income from the Income Fund, and others like it, is included in the calculation of whether a recipient's income exceeds certain established amounts but is not taxable directly. California does not impose personal income tax on Social Security or railroad retirement benefits.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. It can be expected that similar proposals may be introduced in the future. Proposals by members of state legislatures may also be introduced which could affect the state tax treatment of the Income Fund’s distributions. If such proposals were enacted, the availability of Municipal Obligations for investment by the Tax-Free Funds and the value of the Income Fund’s portfolio would be affected. In such event, the Income Fund would reevaluate their investment objectives and policies.

General

Each Fund is treated as a separate entity and intends to continue to qualify in each year to be treated as a separate “regulated investment company” under the Code. Each of these Funds has elected such treatment and has so qualified during its last fiscal period ended August 31, 2013. To continue to qualify for the tax treatment afforded a regulated investment company under the Code, a Fund must distribute for each fiscal year at least 90% of its taxable income (including net realized short-term capital gains) and tax-exempt net investment income and meet certain source of income, diversification of assets and other requirements of the Code. Provided a Fund continues to qualify for such tax treatment, it will not be subject to federal income tax on the part of its net investment income and its net realized capital gains which it distributes to shareholders, nor will it be subject to Delaware or California income or excise taxation. Each Fund must also meet certain Code requirements relating to the timing of its distributions, which generally require the distribution of substantially all of its taxable income and capital gains each calendar year, in order to avoid a 4% federal excise tax on certain retained amounts.

Each Stock Fund may purchase or sell futures contracts. Such transactions are subject to special tax rules which may affect the amount, timing and character of distributions to shareholders. Unless a Fund is eligible to make and makes a special election, such futures contracts that are "Section 1256 contracts" (such as a futures contract the margin requirements for which are based on a marked-to-market system and which is traded on a "qualified board or exchange") will be "marked to market" for federal income tax purposes at the end of each taxable year, i.e., each futures contract will be treated as sold for its fair market value on the last day of the taxable year. In general, unless the special election is made, gain or loss from transactions in such futures contracts will be 60% long-term and 40% short-term capital gain or loss.

Dividends of net investment income and realized net short-term capital gains in excess of net long-term capital losses are taxable to shareholders as ordinary income, whether such distributions are taken in cash or reinvested in additional shares. Distributions of net long-term capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), if any, are taxable as long-term capital gains, whether such distributions are taken in cash or reinvested in additional shares, and regardless of how long shares of a Fund have been held. The current maximum federal individual tax rate applicable to ordinary income is 35.0%. The current maximum federal individual tax rate applicable to net long-term capital gains is 15% for investments held longer than 12 months. Dividends declared by a Fund in October, November, or December of any calendar year to shareholders of record as of a record date in such a month will be treated for federal income tax purposes as having been received by shareholders on December 31 of that year if they are paid during January of the following year.

A portion of each Stock Fund's ordinary income dividends may qualify for the dividends received deduction available to corporate shareholders under Code Section 243 to the extent that the Fund's income is derived from qualifying dividends. Availability of the deduction is subject to certain holding periods and debt-financing limitations. Because a Fund may also earn other types of income such as interest, income from securities loans, non-qualifying dividends, and short-term capital gains, the percentage of dividends from a Fund that qualifies for the deduction generally will be less than 100%. Each Stock Fund will notify corporate shareholders annually of the percentage of Fund dividends that qualifies for the dividends received deduction.

For any fiscal year, each Fund may use the accounting practice called equalization in order to avoid the dilution of the dividends payable to existing shareholders. Under this procedure, that portion of the net asset value per share of a Fund which is attributable to undistributed income is allocated as a credit to undistributed income in connection with the purchase of shares or a debit to undistributed income in connection with the redemption of shares. Thus, after every distribution, the value of a share drops by the amount of the distribution. The use of equalization accounting by the Funds may affect the amount, timing and character of their distributions to shareholders.

Each Fund is required to file information reports with the IRS with respect to taxable distributions and other reportable payments made to shareholders. The Code requires backup withholding of tax at a rate of 30% on redemptions (except redemptions of Treasury Trust shares) and other reportable payments made to non-exempt shareholders if they have not provided the Fund with their correct social security or other taxpayer identification number and made the certifications required by the IRS or if the IRS or a broker has given notification that the number furnished is incorrect or that withholding applies as a result of previous underreporting. Such withholding is not required with respect to the  Income Fund’s dividends qualifying as “exempt-interest dividends” but will apply to the proceeds of redemption or repurchase of Fund (except Treasury Trust) shares for which the correct taxpayer identification number has not been furnished in the manner required or if withholding is otherwise applicable. Therefore, investors should make certain that their correct taxpayer identification number and completed certifications are included in the application form when opening an account.

The information above is only a summary of some of the tax considerations generally affecting the Funds and their shareholders. No attempt has been made to discuss individual tax consequences and this discussion should not be construed as applicable to all shareholders’ tax situations. Investors should consult their own tax adviser to determine the suitability of a particular Fund and the applicability of any federal, state, local, or foreign taxation. Reed Smith LLP has expressed no opinion in respect thereof. Foreign shareholders should consider, in particular, the possible application of U.S. withholding taxes on certain taxable distributions from a Fund at rates up to 30% (subject to reduction under certain income tax treaties).

Capital Loss Carryforwards

Pursuant to enacted legislation, net capital losses incurred in taxable year beginning after December 22, 2010 can be carried forward without expiration.  Net capital losses incurred in taxable years beginning on or before December 22, 2010 can be carried forward for eight taxable years.  Capital loss carryforwards were the following as of August 31, 2013.

Expiring	California Tax-Free Income Fund	United States Government Securities Fund	Shelton Core Value Fund	European Growth & Income Fund	Nasdaq-100 Index Fund
2014	$—	$266,271	$—	$9,731	$251,077
2015	—	80,163	—	6,268	1,821,379
2016	—	36,975	245,013	9,647	364,175
2017	—	109,369	11,364,497	—	642,849
2018	—	141,867	847,723	124,746	596,391
2019	—	245,271	3,699,956	205,587	—
Long Term with No Expiration	—	4,148	1,101,306	30,186	—
Short Term with No Expiration	57,499	—	—	—	—
Total	$57,499	$884,064	$17,258,495	$386,165	$3,675,871

$19,439, $59,164, and $768,018 of unutilized capital loss carry forwards expired at August 31, 2013 for U.S. Government Securities Fund, Euopean Growth & Income Fund, and Nasdaq-100 Index Fund (respectively).

Yield Disclosure and Performance Information

As noted in this SAI, each Fund may from time to time quote various performance figures in advertisements and investor communications to illustrate the Fund's past performance. Performance information published by the Funds will be in compliance with rules adopted by the SEC. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a Fund be accompanied by certain standardized performance information computed as required by the SEC. An explanation of the methods used by the Funds to compute or express performance is discussed below.

Average Annual Total Return

Total return for the Funds may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return or other performance data for the Funds will be limited to or accompanied by standardized information on the Fund's average annual compounded rate of return over the most recent four calendar quarters, five years, 10 years (if applicable) and over the life of the Fund (i.e., the period from the Fund's inception of operations through the end of the most recent calendar quarter). The average annual compounded rate of return is determined by reference to a hypothetical $1,000 investment that includes capital appreciation and depreciation for the stated period and assumes reinvestment (on the reinvestment date) of all distributions at net asset value and redemption at the end of the stated period. It is calculated according to the following standardized formula:

P(1+T)n = ERV

where:

P	=	a hypothetical initial payment of $1,000
T	=	average annual total return
n	=	number of years
ERV	=	ending redeemable value of a hypothetical $1,000 investment made at the beginning of a 1-, 5-, or 10-year periods at the end of a 1-, 5- or 10-year periods (or fractional portion).

Average Annual Total Return (after taxes on distributions):

The Funds compute their average annual total return after taxes on distributions by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment after taxes on fund distributions:

P(1+T)n = ATVD

where:

P	=	a hypothetical initial payment of $1,000.
T	=	average annual total return (after taxes on distributions).
n	=	number of years
ATVD	=	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of such periods, after taxes on fund distributions but not after taxes on redemptions.

Average Annual Total Return (after taxes on distributions and redemptions)

The Funds compute their average annual total return after taxes on distributions and redemptions by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment after taxes on fund distributions and redemptions:

P(1+T)n = ATVDR

where:

P	=	a hypothetical initial payment of $1,000.
T	=	average annual total return (after taxes on distributions and redemptions).
n	=	number of years
ATVDR	=	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of such periods, after taxes on fund distributions and redemptions.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Since performance will fluctuate, performance data for the Funds should not be used to compare an investment in the Funds’ shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions.

The average annual compounded rates of return, or total return, for the Direct share class of the Income Fund, the US Government Fund, the Insured Fund, the 500 Fund, the MidCap Fund, the SmallCap Fund, the Shelton Core Value Fund, the European Fund, the Nasdaq-100 Fund, and the Short-Term Government Fund for the following periods were:

Direct Share Class
	One Year Ended August 31, 2013	Five Years Ended August 31, 2013	Ten Years Ended August 31, 2013	Period From Inception through August 31, 2013
Income Fund
Return Before Taxes	-2.12%	3.77%	3.53%	6.11%
Return After Taxes on Distributions	-3.32%	2.36%	2.00%	4.49%
Return After Taxes on Distributions and sale of Fund Shares	-1.22%	2.41%	2.20%	4.50%

Government Fund
Return Before Taxes	-3.38%	2.27%	3.08%	6.07%
Return After Taxes on Distributions	-4.01%	1.41%	1.95%	4.38%
Return After Taxes on Distributions and sale of Fund Shares	-2.01%	1.44%	1.98%	4.37%

500 Fund
Return Before Taxes	18.50%	7.24%	6.95%	8.70%
Return After Taxes on Distributions	17.83%	6.56%	6.31%	7.72%
Return After Taxes on Distributions and sale of Fund Shares	11.18%	5.55%	5.47%	7.08%

MidCap Fund
Return Before Taxes	23.39%	8.92%	9.55%	11.74%
Return After Taxes on Distributions	21.74%	8.08%	8.60%	10.05%
Return After Taxes on Distributions and sale of Fund Shares	15.46%	7.09%	7.87%	9.59%

SmallCap Fund
Return Before Taxes	26.14%	9.09%	9.70%	9.11%
Return After Taxes on Distributions	25.68%	8.08%	8.57%	8.06%
Return After Taxes on Distributions and sale of Fund Shares	15.78%	7.16%	7.96%	7.54%

Shelton Core Value Fund
Return Before Taxes	20.80%	8.31%	8.28%	7.62%
Return After Taxes on Distributions	20.15%	7.71%	7.54%	6.66%
Return After Taxes on Distributions and sale of Fund Shares	12.57%	6.50%	6.64%	6.03%

European Fund
Return Before Taxes	15.96%	(0.20)%	5.68%	0.85%
Return After Taxes on Distributions	14.86%	(1.19)%	4.75%	0.08%
Return After Taxes on Distributions and sale of Fund Shares	9.64%	(0.64)%	4.28%	0.31%

Nasdaq-100 Fund
Return Before Taxes	13.46%	11.48%	9.08%	(1.35)%
Return After Taxes on Distributions	13.10%	11.32%	8.98%	(1.48)%
Return After Taxes on Distributions and sale of Fund Shares	8.13%	9.46%	7.68%	(1.12)%

Short-Term Government Fund
Return Before Taxes	(0.43)%	1.09%	1.98%	2.68%
Return After Taxes on Distributions	(0.48)%	0.78%	1.32%	1.75%
Return After Taxes on Distributions and sale of Fund Shares	(0.25)%	0.76%	1.31%	1.73%

The average annual compounded rates of return, or total return, for the K class shares of the US Government Fund, the 500 Fund, the MidCap Fund, the SmallCap Fund, the Shelton Core Value Fund, the European Fund, the Nasdaq-100 Fund, and the Short-Term Government Fund for the following periods were:

K Share Class
	One Year Ended August 31, 2013	Five Years Ended August 31, 2013	Ten Years Ended August 31, 2013	Period From Inception through August 31, 2013
US Government Fund
Return Before Taxes	(3.88)%	1.76%	N/A	2.60%
Return After Taxes on Distributions	(4.80)%	0.99%	N/A	1.66%
Return After Taxes on Distributions and sale of Fund Shares	(2.59)%	1.07%	N/A	1.70%

500 Fund			N/A
Return Before Taxes	17.95%	6.72%	N/A	6.07%
Return After Taxes on Distributions	17.46%	6.21%	N/A	5.66%
Return After Taxes on Distributions and sale of Fund Shares	10.84%	5.22%	N/A	4.83%

MidCap Fund
Return Before Taxes	22.75%	8.37%	N/A	8.64%
Return After Taxes on Distributions	21.29%	7.69%	N/A	7.86%
Return After Taxes on Distributions and sale of Fund	15.08%	6.72%	N/A	7.19%

SmallCap Fund
Return Before Taxes	25.47%	8.56%	N/A	8.75%
Return After Taxes on Distributions	25.20%	7.68%	N/A	7.67%
Return After Taxes on Distributions and sale of Fund Shares	15.38%	6.80%	N/A	7.12%

Shelton Core Value Fund
Return Before Taxes	20.20%	7.80%	N/A	7.28%
Return After Taxes on Distributions	19.72%	7.34%	N/A	6.72%
Return After Taxes on Distributions and sale of Fund Shares	12.21%	6.15%	N/A	5.87%

European Fund
Return Before Taxes	15.47%	(0.69)%	N/A	4.50%
Return After Taxes on Distributions	14.54%	(1.53)%	N/A	3.77%
Return After Taxes on Distributions and sale of Fund Shares	9.33%	(0.95)%	N/A	3.37%

Nasdaq-100 Fund
Return Before Taxes	12.95%	10.94%	N/A	8.04%
Return After Taxes on Distributions	12.80%	10.90%	N/A	8.01%
Return After Taxes on Distributions and sale of Fund Shares	7.82%	9.06%	N/A	6.80%

Short-Term Government Fund
Return Before Taxes	(0.85)%	0.60%	N/A	1.49%
Return After Taxes on Distributions	(0.89)%	0.44%	N/A	0.99%
Return After Taxes on Distributions and sale of Fund Shares	(0.50)%	0.43%	N/A	0.99%

*	The inception date for the K class shares is October 16th, 2003.

Yield

As stated in the Prospectus, a Fund may also quote its current yield and, where appropriate, effective yield and tax equivalent yield in advertisements and investor communications.

The current yield for the Income Fund, US Government Fund and Short-Term Govt. Fund is determined by dividing the net investment income per share earned during a specified 30-day period by the net asset value per share on the last day of the period and annualizing the resulting figure, according to the following formula:

Yield = 2[(((a-b)/cd)+1)6 – 1)]

where:
a	=	dividends and interest earned during the period;
b	=	expenses accrued for the period (net of reimbursements);
c	=	the average daily number of shares outstanding during the period that were entitled to receive dividends;
d	=	the maximum offering price per share on the last day of the period.

The current yield for the 30-day period ended August 31, 2013 is as follows for the Income Fund, US Government Fund and Short-Term Government Fund:

	Direct	K Class
Income Fund	2.74%
US Government Fund	0.72%	(0.21)%
Short Term Government Fund	(0.28)%	(0.78)%

The current yield for the Treasury Trust is computed in accordance with a standardized method which involves determining the net change in the value of a hypothetical pre-existing account having a balance of one share at the beginning of a specified 7-day period, subtracting a hypothetical charge reflecting deductions of expenses, and dividing the net change or difference by the value of the account at the beginning of the period to obtain the base period return, and annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account does not include realized gains and losses or unrealized appreciation and depreciation.

The Treasury Trust may also quote an effective yield. Effective yield is calculated by compounding the base period return (calculated as described above) by adding 1, raising that sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)(365/7)] - 1.

The current yield and effective yield for the 7-day period ended August 31, 2013 is as follows:

	Current yield	Effective yield

Treasury Trust	0.00%	0.00%
Treasury Trust K class	0.00%	0.00%

A tax equivalent yield demonstrates the taxable yield necessary to produce an after-tax yield equivalent to that of a Fund which invests in tax-exempt obligations. The tax equivalent yields for the Treasury Trust and the Income Fund are computed by dividing that portion of the current yield (or effective yield) of each Fund (computed for each Fund as discussed for the current yield indicated above) which is tax-exempt by one minus a stated income tax rate and adding the product to that portion (if any) of the yield of the Fund that is not tax-exempt. In calculating tax equivalent yields, the Income Fund assumes an effective tax rate (combining federal and California rates) of 41.045%. The effective rate used in determining such yield does not reflect the tax costs resulting from the loss of the benefit of personal exemptions and itemized deductions that may result from the receipt of additional taxable income by taxpayers with adjusted gross incomes exceeding certain levels. The tax equivalent yield may be higher than the rate stated for taxpayers subject to the loss of these benefits. As of August 31, 2013, the 30-day tax equivalent yield for the Income Fund was 2.74%.

Distribution Rate

Each Fund may also include a reference to its current distribution rate in investor communications and sales literature preceded or accompanied by the Prospectus, reflecting the amounts actually distributed to shareholders. All calculations of a Fund's distribution rate are based on the distributions per share, which are declared, but not necessarily paid, during the fiscal year. The distribution rate is determined by dividing the distributions declared during the period by the net asset value per share on the last day of the period and annualizing the resulting figure. In calculating its distribution rate, each Fund uses the same assumptions that apply to its calculation of yield. The distribution rate will differ from a Fund's yield because it may include capital gains and other items of income not reflected in the Fund's yield, as well as interest income received by the Fund and distributed to shareholders which is reflected in the Fund's yield. The distribution rate does not reflect capital appreciation or depreciation in the price of the Fund's shares and should not be considered to be a complete indicator of the return to the investor on his investment.

Comparisons

From time to time, advertisements and investor communications may compare a Fund’s performance to the performance of other investments as reported in various indices or averages, in order to enable an investor better to evaluate how an investment in a particular Fund might satisfy his investment objectives. The Funds may also publish an indication of past performance as measured by Lipper Analytical Services, Inc., Morningstar or other widely recognized independent services that monitor the performance of mutual funds. The performance analysis will include the reinvestment of dividends and capital gains distributions, but does not take any sales charges into consideration and is prepared without regard to tax consequences. Independent sources may include the American Association of Individual Investors, Weisenberger Investment Companies Services, Donoghue’s Money Fund Report, Barron's, Business Week, Financial World, Money Magazine, Forbes, and The Wall Street Journal.

The Income Fund may also quote (among others) the Barclays Municipal Bond Index and the Barclays 5 Year Municipal Bond Index. These indices are not managed for any investment goal. Their composition may, however, be changed from time to time by Barclays.

The US Government Fund and Short-term Government Fund may also quote (among others) the following indices of bond prices prepared by Barclays: Barclays GNMA Index, Barclays Treasury Index and Barclays 1-3 Year Treasury Index. These indices are not managed for any investment goal. Their composition may, however, be changed from time to time by Barclays.

The MidCap Fund, 500 Fund, SmallCap Fund, European Fund, and the Nasdaq-100 Fund each may compare its performance to the performance of the MidCap Index, S&P 500, SmallCap Index, Dow Jones Euro Stoxx, Nasdaq-100 Index, respectively. Additionally, The Shelton Core Value Fund may compare its performance to the 500 Index or the S&P/Citigroup Value Index. Each such Fund may compare its performance to the Value Line Composite Index, the Russell 2000 and/or other widely recognized market indices. These indices are unmanaged indices of common stock prices. The performance of each index is based on changes in the prices of stocks comprising such index and assumes the reinvestment of all dividends paid on such stocks. Taxes, brokerage commissions and other fees are disregarded in computing the level of each index.

The performance of a Fund may also be compared to compounded rates of return regarding a hypothetical investment of $10,000 at the beginning of each year, earning interest throughout the year at the compounding interest rates of 5%, 7.5% and 10%.

In assessing any comparisons of total return or yield, an investor should keep in mind that the composition of the investments in a reported average is not identical to a Fund's portfolio, that such averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its total return or yield. In addition, there can be no assurance that a Fund will continue its performance as compared to any such averages.

MISCELLANEOUS INFORMATION

Shareholders of Funds, other than the Stock Funds who so request, may have their dividends paid out monthly in cash. Shareholders of the Stock Funds, who so request, may have their dividends paid out quarterly in cash. If a shareholder withdraws the entire amount in his or her Treasury Trust account at any time during the month, all daily dividends accrued with respect to his or her account during the month to the time of withdrawal will be paid in the same manner and at the same time as the proceeds of withdrawal.

The shareholders of a Delaware business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of Trust assets for any shareholder held personally liable for obligations of the Trust. The Declaration of Trust also provides that a Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of that Trust and satisfy any judgment thereon. All such rights are limited to the assets of the Fund(s) of which a shareholder holds shares. The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Trust as investment companies as distinguished from operating companies would not likely give rise to liabilities in excess of a Fund's total assets. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and a Trust itself is unable to meet its obligations.

SHAREHOLDER BENEFICIAL OWNERSHIP

As of December 2, 2013 the following shareholders, to the Trust’s knowledge, owned beneficially more than 5% of a Fund's outstanding shares, as noted:

Share Class	Shareholder	Address	Percentage Shares Owned
	US TREASURY TRUST FUND		Record	Beneficial	Both
Direct	W. C. Edwards Revocable Trust	San Mateo, CA	7.59
Direct	American National Insurance Co.	Galveston, TX	5.62
K	SSL Law Firm	Denver, CO	7.53
K	MG Trust Company Custodian	Denver, CO	7.33
K	Health Care Partners	Denver, CO	6.63
K	MG Trust Company Custodian	Denver, CO	6.35
K	PunchCut	Denver, CO	5.70
K	Tarlton Properties Inc.	Denver, CO	5.34

	S&P 500 FUND
Direct	Charles Schwab	San Francisco, CA	14.80
Direct	DFF 1991 Irrev Char Remain Trust2	San Francisco, CA	6.80
K	TD Ameritrade	Omaha, NE	10.68
K	Pro-Labs Orthotics 401k PS Plan	Denver, CO	5.04

	MIDCAP FUND
Direct	Standard Insurance Co.	Portland, OR	21.46
Direct	Charles Schwab & Co.	San Francisco, CA	17.69
Direct	National Financial Services Corp.	New York, NY	5.38
K	Tarlton Properties, Inc.	Denver, CO	6.17
K	Pro-Lab Orthotics 401K PS Plan	Denver, CO	8.97
K	APEX Refrigeration	Denver, CO	5.70
K	MG Trust Co Cust Trainor C	Denver, CO	5.09

	SMALLCAP FUND
Direct	J. S. Newman	San Francisco, CA	11.58
Direct	Ameritrade, Inc.	Omaha, NE	7.91
K	SSL Law Firm	Denver, CO	12.54
K	Health Care Partners	Denver, CO	5.06

	US GOVERNMENT SECURITIES FUND
Direct	Charles Schwab	San Francisco, CA	18.54
Direct	American National Insurance Co.	Galveston, TX	6.68
K	Health Care Partners	Denver, CO	5.02
K	MG Trust Company Cust FBO Trainor C	Denver CO	6.82
K	Pro-Labs Orthotics 401k PS Plan	Denver, CO	7.07
K	SSL Law Firm	Denver, CO	6.81

	NASDAQ-100 FUND
Direct	Charles Schwab & Co.	San Francisco, CA	26.57
Direct	National Financial Services	San Francisco, CA	7.53
Direct	Ameritrade, Inc.	Omaha, NE	19.44
K	SSL Law Firm	Denver, CO	5.05

	EUROPEAN GROWTH & INCOME FUND
Direct	Doughtronics, Inc.	Berkeley, CA	10.12
Direct	TD Ameritrade	Omaha, NE	6.49
Direct	F’Real! Foods	Denver, CO	6.36
Direct	MG Trust Cust	Denver, CO	5.95
K	SSL Law Firm	Denver, CO	7.18

	SHORT-TERM GOVERNMENT BOND
Direct	E. Callan Family	San Francisco, CA	26.65
Direct	Gayle Goodman	New Hope, PA	10.00
K	Pro-Lab Orthotics	Denver, CO	14.48
K	MG Trust Co FBO American Legion	Denver, CO	8.92
K	MG Trust Co Cust	Denver, CO	6.74
K	Tarlton Properties, Inc.	Denver, CO	5.59
K	JAE Properties 401k Plan	Denver, CO	5.55

	SHELTON CORE VALUE
Direct	Charles Schwab	San Francisco, CA	7.47
Direct	American National Insurance Co	Galveston, TX	5.10
K	SSL Law Firm	Denver, CO	7.00
K	MG Trust Company Cust FBO Trainor C	Denver CO	6.06
K	Pro-Lab Orthotics	Denver, CO	5.14

As of the calendar year ended November 30, 2013, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of each of the eleven Funds.

Although each Fund is offering only its own shares by this joint Statement of Additional Information and joint Prospectus, it is possible that a Fund might become liable for any misstatements in this Statement of Additional Information or in the Prospectus about one of the other Funds. The Board of Trustees of the Trust has considered this possibility in approving the use of a joint Prospectus and Statement of Additional Information.

The S&P Index Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s (“S&P”). S&P makes no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Product particularly or the ability of the S&P 500 Composite Stock Price Index, S&P MidCap 400 Index and the S&P SmallCap 600 Index to track general stock market performance. S&P’s only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Composite Stock Price Index, S&P MidCap 400 Index and the S&P SmallCap 600 Index which are determined, composed and calculated by S&P without regard to the licensee or the product. S&P has no obligation to take the needs of the licensee or the owners of the product into consideration in determining, composing or calculating the S&P 500 Composite Stock Price Index, S&P MidCap 400 Index and the S&P SmallCap 600 Index. S&P is not responsible for and has not participated in the determination of- the prices and amount of the product or the timing of the issuance or sale of the product or in the determination or calculation of the equation by which the product is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the product.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 COMPOSITE STOCK PRICE INDEX, THE S&P MIDCAP 400 INDEX OR THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OR MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 COMPOSITE STOCK PRICE INDEX, THE S&P MIDCAP 400 INDEX OR THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

FINANCIAL STATEMENTS

The audited financial statements for the fiscal year ended August 31, 2013 for the Funds as contained in the combined Annual Report to Shareholders for the fiscal year ended August 31, 2013 (the "Report"), are incorporated herein by reference to the Report which has been filed with the SEC. Any person not receiving the Report with this Statement should call or write the Funds to obtain a free copy.

APPENDIX

DESCRIPTION OF MUNICIPAL SECURITIES RATINGS

The following paragraphs summarize the descriptions for the rating symbols of municipal securities.

Municipal Bonds

Moody's Investors Service:

Aaa:	Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa:	Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A:	Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa:	Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Conditional Rating: Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Rating Refinements: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating category from Aa through Caa. The modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard & Poor’s Corporation:

AAA:	An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA:	An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A:
An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB:
An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Provisional Ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Note: The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Fitch Investor’s Service:

AAA:
Bonds and notes rated AAA are regarded as being of the highest quality, with the obligor having an extraordinary ability to pay interest and repay principal which is unlikely to be affect by reasonably foreseeable events.

AA:
Bonds and notes rated AA are regarded as high quality obligations. The obligor’s ability to pay interest and repay principal, while very strong, is somewhat less than for AAA rated securities, and more subject to possible change over the term of the issue.

A:
Bonds and notes rated A are regarded as being of good quality. The obligor’s ability to pay interest and repay principal is strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds and notes with higher ratings.

BBB:
Bonds and notes rated BBB are regarded as being of satisfactory quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to weaken this ability than bonds with higher ratings.

Note:
Fitch ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. These are refinements more closely reflecting strengths and weaknesses, and are not to be used as trend indicators.

Municipal Notes

Moody’s:

Moody's ratings for state and municipal and other short-term obligations will be designated Moody’s Investment Grade (“MIG”). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of first importance in long-term borrowing risk are of lesser importance in the short run. Symbols used will be as follows:

MIG-1:
This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG-2:	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG-3:	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG:	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Standard & Poor’s:

A Standard & Poor's U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1:	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2:	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

Fitch:

Fitch Investment Note Ratings are grouped into four categories with the indicated symbols. The ratings reflect Fitch's current appraisal of the degree of assurance of timely payment, whatever the source.

F1:	Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; a “+” or “-“ may be appended to an F1 rating class to denote relative status within the category.

F2:	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3:	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

Commercial Paper

Moody's:

Moody's Commercial Paper ratings, which are also applicable to municipal paper investments permitted to be made by the Trust, are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

P-3 (Prime-3): Acceptable capacity for repayment.

Standard & Poor's:

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from 'A' for the highest-quality obligations to 'D' for the lowest. These categories are as follows:

A-1:
This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2:	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

A-3:
Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B:	Issues rated 'B' are regarded as having only speculative capacity for timely payment.

The Commercial Paper Rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

Fitch:

Fitch-1:	Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment.

Fitch-2:	Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

Fitch-3:	Commercial paper carrying this rating has a satisfactory degree of assurance for timely payment but the margin of safety is not as great as the two higher categories.

Fitch-4:
Issues carrying this rating have characteristics suggesting that the degree of assurance for timely payment is minimal and is susceptible to near term adverse change due to less favorable financial or economic conditions.

Variable Rate Demand Obligations (“VRDO”)

Moody’s:

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1:
This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2:
This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3:
This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG:
This designation denotes speculative-grade credit quality. Demand features rated in this category may supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor’s:

Standard & Poor's assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, ‘AAA/A-1+’). With short-term demand debt, note-rating symbols are used with the commercial paper rating symbols (for example, ‘SP-1+/A-1+’).

SHELTON GREEN ALPHA FUND
Ticker – NEXTX

P.O. Box 387
San Francisco, California 94104-0387
(800) 955-9988

Statement of Additional Information – January 1, 2014

The Shelton Green Alpha Fund is a series of the Shelton Funds (the “Trust”).

The Prospectus for the Fund dated January 1, 2014, as may be amended from time to time, provides the basic information you should know before investing in the Fund, and may be obtained without charge from the Fund at the above address.

This Statement of Additional Information is not a prospectus. It contains information in addition to, and in certain cases more detailed than, the information set forth in the Prospectus.

This Statement of Additional Information is intended to provide you with additional information regarding the activities and operations of the Trust and the Fund, and should be read in conjunction with the Prospectus.

The Fund is a diversified mutual fund that seeks to achieve long-term capital appreciation by investing primarily in long-term common stock growth equities in the green economy.  A “green economy” company is one that works to improve human well-being and social equity while significantly reducing environmental risks and ecological scarcities.

INVESTMENT OBJECTIVES AND POLICIES OF THE FUND	1
INVESTMENT RESTRICTIONS	7
Fundamental Investment Policies	7
Non-Fundamental Investment Policies	9
DISCLOSURE OF PORTFOLIO HOLDINGS	10
TRUSTEES AND OFFICERS	11
INVESTMENT MANAGEMENT AND OTHER SERVICES	14
POLICIES REGARDING BROKER-DEALERS USED FOR PORTFOLIO TRANSACTIONS	20
ADDITIONAL INFORMATION REGARDING PURCHASES AND REDEMPTIONS OF FUND SHARES	21
TAXATION	23
MISCELLANEOUS INFORMATION	28

ABOUT THE SHELTON GREEN ALPHA FUND

The Shelton Green Alpha Fund (the “Fund”) is a series of the Shelton Funds (the “Trust”) and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company.

The Trust, of which the Fund is a series, is organized as a Delaware statutory trust. The Trust, originally organized as two separate Massachusetts business trusts formed by Declarations of Trust dated September 11, 1985, as subsequently amended, was reorganized into a single Delaware statutory trust after the close of trading on December 29, 2006 and was renamed the Shelton Funds Trust on November 22, 2011.

The Trust is not required, nor does it intend, to hold annual shareholder meetings. However, the Trust may hold special meetings for a specific Fund or for the Trust as a whole for purposes such as electing Trustees, changing fundamental policies, or approving an investment management agreement. You have equal rights as to voting and to vote separately by Fund as to issues affecting only your Fund (such as changes in fundamental investment policies and objectives). Your voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they choose to do so, elect all of the Trustees. Meetings of shareholders may be called by the Trustees in their discretion or upon demand of the holders of 10% or more of the outstanding shares of any Fund for the purpose of electing or removing Trustees.

The Fund does not issue share certificates.  All shares are held in non-certificate form registered on the books of the Fund and the Fund’s transfer agent for the account of the shareholders. Shares of the Fund represent equal proportionate interests in the assets of the Fund, and have identical voting, dividend, redemption, liquidation and other rights.  Shareholders have no preemptive or other right to subscribe to any additional shares of the Fund.

Shelton Capital Management (“Shelton Capital” or the “Advisor”) is the investment adviser to the Fund and has the authority to manage the Fund in accordance with the investment objective, policies and restrictions of the Fund and subject to general supervision of the Fund’s Board of Trustees (the “Board of Trustees”).  Shelton Capital has delegated the day-to-day portfolio management of the Fund to Green Alpha Advisors, who will serve as the sub-advisor to the Fund.

INVESTMENT OBJECTIVES AND POLICIES OF THE FUND

As stated in the prospectus, the Fund’s primary investment objective is long-term capital appreciation by investing in stocks in the green economy.

Equity securities in which the Fund will invest include common stocks and sponsored ADRs. At least 80% of the equity securities are common stocks and sponsored ADRs of companies working to address important environmental and economic issues.

The Fund may also invest in exchange traded funds (“EFTs”), futures contracts, options and options on futures contracts and real estate investment trusts as a substitute for purchasing securities to gain exposure to sectors of the market, depository receipts and participation notes.

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DESCRIPTION OF INVESTMENT SECURITIES AND PORTFOLIO TECHNIQUES

Real Estate Investment Trusts

The Fund may invest in shares of Real Estate Investment Trusts (“REITs”).  REITs are companies that develop, own or finance real estate.   Most specialize in commercial property like apartments, offices, malls, clinics and warehouses.  Some specialize in a city or region.  Some finance real estate transactions by making loans or buying mortgages.

REITs and real estate operating companies may be affected by changes in the value of their underlying properties or by defaults by their borrowers or tenants.  Furthermore, these entities depend upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in financing a limited number of projects.  In certain cases, the organizational documents of a REIT may grant the REIT’s sponsors the right to exercise control over the operations of the REIT even though the sponsor owns only a minority share, or a conflict of interest (for example, the desire to postpone certain taxable events) could influence a sponsor to not act in the best interests of the REIT’s shareholders.  The organizational documents of many REITs also contain various anti-takeover provisions that could have the effect of delaying or preventing a transaction or change in control of the REIT that might involve a premium price for the REIT’s shares or otherwise may not be in the best interests of the REIT’s shareholders.  REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.  In addition, the performance of a REIT or a real estate operating company may be affected by changes in the tax laws or by its failure to qualify for tax-free pass-through of income.

Lending Portfolio Securities

From time to time, the Fund may lend securities (but not in excess of 33 1/3% of its total assets) from its portfolio of investments to brokers, dealers and financial institutions and, in turn, receive collateral in cash or securities believed by the Fund to be equivalent to securities rated investment grade by S&P, Moody’s or Fitch.  While the loan is outstanding, the Fund is required to maintain collateral at all times in an amount equal to at least 105% of the current market value of the securities loaned by the Fund, including any accrued interest or dividends receivable from these securities.  Any cash collateral received by the Fund is to be invested in short-term, high quality debt securities, the income from which would increase the return to the Fund.  The Fund retains all rights of beneficial ownership as to the loaned portfolio securities, including voting rights and rights to interest or other distributions, and has the right to retain record ownership of loaned securities and exercise such beneficial rights.  Such loans are terminable at any time by either the Fund or the borrower.   The Fund may be required to pay administrative, finders’ and custodial fees to persons unaffiliated with the Fund in connection with the arranging of such loans and, if permitted under the 1940 Act or pursuant to an exemptive order thereunder, such fees may be paid to persons affiliated with the Fund.  In the event of a default by the borrower, the Fund may suffer time delays and incur costs or possible losses in connection with the Fund’s disposition of the collateral.  The Advisor will review and monitor the creditworthiness of such borrowers on an ongoing basis.

Stock Index Futures Contracts

The Fund may enter into agreements to "buy" or "sell" a stock index at a fixed price at a specified date. No stock actually changes hands under these contracts; instead, changes in the underlying index's value are settled in cash. The cash settlement amounts are based on the difference between the index's current value and the value contemplated by the contract. An option on a stock index futures contract is an agreement to buy or sell an index futures contract; that is, exercise of the option results in ownership of a position in a futures contract. Most stock index futures are based on broad-based common stock indices,. Other broad-based indices include the New York Stock Exchange Composite Index, S&P BARRA/Value, Russell 2000, Value Line Composite Index, Standard & Poor's 100 Stock Index, The Nasdaq-100 Index, Dow Jones Euro Stoxx, and the MSCI (Morgan Stanley Capital International) Euro Index.

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Additionally, the Fund may take advantage of opportunities in the area of futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible for the Fund.

Because the value of index futures depends primarily on the value of their underlying indices, the performance of broad-based contracts will generally reflect broad changes in common stock prices. The Fund's investments may be more or less heavily weighted in securities of particular types of issuers, or securities of issuers in particular industries, than the indexes underlying its index futures positions. Therefore, while the Fund's index futures positions should provide exposure to changes in value of the underlying indexes (or protection against declines in their value in the case of hedging transactions), it is likely that, in the case of hedging transactions, the price changes of the Fund's index futures positions will not match the price changes of the Fund's other investments. Other factors that could affect the correlation of the Fund's index futures positions with its other investments are discussed below.

Futures Margin Payments. Both the purchaser and seller of a futures contract are required to deposit "initial margin" with a futures broker (known as a "futures commission merchant," or "FCM"), when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange where the contract is traded, and may be maintained in cash or high quality liquid securities. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments are similar to good faith deposits or performance bonds, unlike margin extended by a securities broker, and initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. In the event of the bankruptcy of a FCM that holds margin on behalf of the Fund, that Fund may be entitled to a return of margin owed to it only in proportion to the amount received by the FCM's other customers. The Advisor will attempt to minimize this risk by monitoring the creditworthiness of the FCMs with which the Fund does business.

Limitations on Futures Transactions.   The Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (the "CFTC") and the National Futures Association, which regulate trading in the futures markets. Pursuant to Section 4.5 of the regulations under the Commodity Exchange Act, the Fund may use futures contracts for bona fide hedging purposes within the meaning of CFTC regulations; provided, however, that, with respect to positions in futures contracts which are not used for bona fide hedging purposes within the meaning of CFTC regulations, the aggregate initial margin required to establish such position will not exceed five percent of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts into which the Fund has entered.

The Sub-Advisor also intends to follow certain other limitations on the Fund's futures activities. Under normal conditions, the Fund will not enter into any futures contract if, as a result, the sum of (i) the current value of assets hedged in the case of strategies involving the sale of securities, and (ii) the current value of the indexes or other instruments underlying the Fund's other futures positions would exceed 20% of the Fund's total assets. In addition, the Fund does not intend to enter into futures contracts that are not traded on exchanges or boards of trade.

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The above limitations on the Fund’s investments in futures contracts, and the Fund’s policies regarding futures contracts discussed elsewhere in this Statement of Additional Information, are not fundamental policies and may be changed as regulatory agencies permit. Non-fundamental policies may be changed without shareholder approval.

Various exchanges and regulatory authorities have undertaken reviews of futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for futures transactions, and proposals to increase the margin requirements for various types of strategies. It is impossible to predict what actions, if any, will result from these reviews at this time.

The Fund may purchase index futures contracts in order to attempt to remain fully invested in the stock market. For example, if the Fund had cash and short-term securities on hand that it wished to invest in common stocks, but at the same time it wished to maintain a highly liquid position in order to be prepared to meet redemption requests or other obligations, it could purchase an index futures contract in order to approximate the activity of the index with that portion of its portfolio. The Fund may also purchase futures contracts as an alternative to purchasing actual securities. For example, if the Fund intended to purchase stocks but had not yet done so, it could purchase a futures contract in order to participate in the index's activity while deciding on particular investments. This strategy is sometimes known as an anticipatory hedge. In these strategies the Fund would use futures contracts to attempt to achieve an overall return -- whether positive or negative -- similar to the return from the stocks included in the underlying index, while taking advantage of potentially greater liquidity than futures contracts may offer. Although the Fund would hold cash and liquid debt securities in a segregated account with a value sufficient to cover its open future obligations, the segregated assets would be available to the Fund immediately upon closing out the futures position, while settlement of securities transactions can take several days.

When the Fund wishes to sell securities, it may sell stock index futures contracts to hedge against stock market declines until the sale can be completed. For example, if the Sub-Advisor anticipated a decline in common stock prices at a time when the Fund anticipated selling common stocks, it could sell a futures contract in order to lock in current market prices. If stock prices subsequently fell, the futures contract's value would be expected to rise and offset all or a portion of the anticipated loss in the common stocks the Fund had hedged in anticipation of selling them. Of course, if prices subsequently rose, the futures contract's value could be expected to fall and offset all or a portion of any gains from those securities. The success of this type of strategy depends to a great extent on the degree of correlation between the index futures contract and the securities hedged.

Asset Coverage for Futures Positions. The Fund will comply with guidelines established by the SEC with respect to coverage of futures strategies by mutual funds, and if the guidelines so require will set aside cash and or other appropriate liquid assets (e.g., U.S. equities, U.S. Government securities or other high grade debt obligations) in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or such Fund's ability to meet redemption requests or other current obligations.

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Correlation of Price Changes. As noted above, price changes of the Fund's futures positions may not be well correlated with price changes of its other investments because of differences between the underlying indexes and the types of securities the Fund invests in. For example, if the Fund sold a broad-based index futures contract to hedge against a stock market decline while the Fund completed a sale of specific securities in its portfolio, it is possible that the price of the securities could move differently from the broad market average represented by the index futures contract, resulting in an imperfect hedge which could affect the correlation between the Fund's return and that of the respective benchmark index. In the case of an index futures contract purchased by the Fund either in anticipation of actual stock purchases or in an effort to be fully invested, failure of the contract to track its index accurately could hinder such Fund in the achievement of its objective.

Stock index futures prices can also diverge from the prices of their underlying indexes. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying index, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits for futures contracts. The Fund may sell futures contracts with a greater or lesser value than the securities it wishes to hedge in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases.

Liquidity of Futures Contracts. Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of up to five days for some types of securities, the futures markets can provide superior liquidity to the securities markets in many cases. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund to enter into new positions or close out existing positions. Trading in index futures can also be halted if trading in the underlying index stocks is halted. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, it would prevent prompt liquidation of unfavorable futures positions, and potentially could require the Fund to continue to hold a futures position until the delivery date regardless of potential consequences. If the Fund must continue to hold a futures position, its access to other assets held to cover the position could also be impaired.

American Depository Receipts (ADRs)

Under normal circumstances, the Fund typically invests in sponsored and unsponsored ADRs. Such investments may subject the Fund to significant investment risks that are different from, and in addition to, those related to investments of U.S. domestic issuers or in the U.S. markets. Unsponsored ADRs may involve additional risks in that they are organized without the cooperation of the issuer of the underlying securities.  As a result, available information concerning the issuer may not be as current as that for sponsored ADRs.

The value of securities denominated in or indexed to foreign currencies and of dividends and interest from such securities can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. In general ADRs, in registered form, are denominated in U.S. dollars and are designated for use in the U.S. securities markets.

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Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may seem more difficult to obtain reliable information regarding an issuer’s financial conditions and operations.

Settlement of transaction in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of the Fund’s investments. In addition, the cost of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of the broker-dealer, which may result in substantial delays in settlement. It may also be more difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restriction on U.S. investments or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government sponsored enterprises. Investments in foreign countries also involve the risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Manager will be able to anticipate these potential events or counter their effects.

Options on Securities, Securities Indices and Currencies.

The Fund may purchase put and call options on securities in which it has invested, on foreign currencies represented in its portfolios and on any securities index based in whole or in part on securities in which the Fund may invest. In an effort to minimize risks, the Fund usually will not use options for speculative purposes or as leverage.

The Fund may purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest or a positive change in the currency in which such securities are denominated. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or a specified amount of a foreign currency at a specified price during the option period.

The Fund may purchase and sell options traded on U.S. and foreign exchanges. Although the Fund will generally purchase only those options for which there appears to be an active secondary market, there can be no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities.

Secondary markets on an exchange may not exist or may be illiquid for a variety of reasons including: (i) insufficient trading interest in certain options; (ii) restrictions on opening transactions or closing transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances which interrupt normal operations on an exchange; (v) inadequate facilities of an exchange or the Options Clearing Corporation (the “OCC”) to handle current trading volume at all times; or (vi) discontinuance in the future by one or more exchanges for economic or other reasons, of trading of options (or of a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

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There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the OCC inadequate, and result in the institution by an exchange of special procedures that may interfere with the timely execution of the Fund’s orders.

Securities of Other Investment Companies

The Fund may purchase closed-end funds and ETFs.  Unlike open-end investment companies, closed-end funds issue a fixed number of shares that trade on major stock exchanges or over the counter.  Additionally, closed-end funds do not stand ready to issue or redeem on a continuous basis.  Closed-end funds often sell at a discount to net asset value.   ETFs are traded on national exchanges similar to individual stocks.  While a fund may offer to redeem at NAV, this feature is not available to anyone owning an ETF, except authorized participants.

Applicable provisions of the Investment Company Act of 1940, as amended (the “1940 Act”) require that the Fund limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 10% of the value of that Fund’s total assets will be invested in the aggregate in securities of investment companies as a group; and (b) either (i) that Fund and affiliated persons of that Fund not own together more than 3% of the total outstanding shares of any one investment company at the time of purchase (and that all shares of the investment company held by that Fund in excess of 1% of the company’s total outstanding shares be deemed illiquid), or (ii) that Fund not invest more than 5% of its total assets in any one investment company and the investment not represent more than 3% of the total outstanding voting stock of the investment company at the time of purchase. As a shareholder in an investment company, the Fund bears its ratable share of that investment company’s expenses, including advisory and administration fees, resulting in an additional layer of management fees and expenses for shareholders. This duplication of expenses would occur regardless of the type of investment company, i.e., open-end (mutual fund) or closed-end.

INVESTMENT RESTRICTIONS

Fundamental Investment Policies

Except as noted with respect to the Fund, the Trust has adopted the following restrictions as  fundamental policies of the Fund, which means that they may not be changed without the approval of a majority of the outstanding voting securities of that Fund. Under the 1940 Act, a “vote of a majority of the outstanding voting securities” of the Trust or of a particular Fund means the affirmative vote of the lesser of (l) more than 50% of the outstanding shares of the Trust or of such Fund, or (2) 67% or more of the shares of the Trust or of such Fund present at a meeting of shareholders if more than 50% of the outstanding shares of the Trust or of such Fund are represented at the meeting in person or by proxy. The Fund may not:

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1.
Borrow money or mortgage or pledge any of its assets, except that borrowings (and a pledge of assets therefore) for temporary or emergency purposes may be made from banks in any amount up to 15% of the Fund’s total asset value. However, the Fund will not purchase additional securities while the value of its outstanding borrowings exceeds 5% of its total assets. Secured temporary borrowings may take the form of a reverse repurchase agreement, pursuant to which the Fund would sell portfolio securities for cash and simultaneously agree to repurchase them at a specified date for the same amount of cash plus an interest component. (As a matter of operating policy, the Fund currently does not intend to utilize reverse repurchase agreements, but may do so in the future.)

2.
Except as required in connection with permissible futures contracts, buy any securities on “margin” or sell any securities “short,” except that it may use such short-term credits as are necessary for the clearance of transactions.

3.
Make loans, except (a) through the purchase of debt securities which are either publicly distributed or customarily purchased by institutional investors, (b) to the extent the entry into a repurchase agreement may be deemed a loan, or (c) to lend portfolio securities to broker-dealers or other institutional investors if at least 100% collateral, in the form of cash or securities of the U.S. Government or its agencies and instrumentalities, is pledged and maintained by the borrower.

4.
Act as underwriter of securities issued by other persons except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

5.
With respect to 75% of its total assets, purchase the securities of any one issuer (except securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities, as to which there are no percentage limits or restrictions) if immediately after and as a result of such purchase (a) the value of the holdings of the Fund in the securities of such issuer would exceed 5% of the value of the Fund's total assets, or (b) the Fund would own more than 10% of the voting securities of any such issuer (both the issuer of the municipal obligation as well as the financial institution/ intermediary shall be considered issuers of a participation certificate), except that the Insured Fund may invest more than 25% of its assets in securities insured by the same insurance company.

6.
Purchase securities from or sell to the Trust’s officers and Trustees, or any firm of which any officer or Trustee is a member, as principal, or retain securities of any issuer if, to the knowledge of the Trust, one or more of the Trust’s officers, Trustees, or investment adviser own beneficially more than 1/2 of 1% of the securities of such issuer and all such officers and Trustees together own beneficially more than 5% of such securities (non-fundamental for the Fund).

7.
Acquire, lease or hold real estate, except such as may be necessary or advisable for the maintenance of its offices, and provided that this limitation shall not prohibit the purchase of securities secured by real estate or interests therein.

8.	(a)
Invest in commodities and commodity contracts, or interests in oil, gas, or other mineral exploration or development programs; provided, however, that the Fund may invest in futures contracts as described in the Prospectus and in this Statement of Additional Information.

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(b)	Invest in commodities and commodity contracts, puts, calls, straddles, spreads, or any combination thereof, or interests in oil, gas, or other mineral exploration or development programs.

9.	Invest in companies for the purpose of exercising control or management.

10.	(a)
Purchase securities of other investment companies, except to the extent permitted by the 1940 Act and as such securities may be acquired in connection with a merger, consolidation, acquisition, or reorganization.

(b)	Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization.

11.
Purchase illiquid securities, including (under current SEC interpretations) securities that are not readily marketable, and repurchase agreements with more than seven days to maturity if, as a result, more than 10% of the total assets of the Fund would be invested in such illiquid securities.

12.
Invest 25% or more of its assets in securities of any one industry, although for purposes of this limitation, tax-exempt securities and obligations of the U.S. Government and its agencies or instrumentalities are not considered to be part of any industry (both the industry of the issuer of the municipal obligation as well as the industry of the financial institution/intermediary shall be considered in the case of a participation certificate).

13.
Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, mortgages or pledges, and (b) entering into permissible repurchase and futures transactions.

Non-Fundamental Investment Policies

In addition, the Fund has adopted the following restrictions as operating policies, which are not fundamental policies, and may be changed without shareholder approval in accordance with applicable regulations.  The Fund may not:

1.	Engage in short sales of securities.

2.
Invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of the Fund's net assets. Included in such amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants that are not listed on the New York Stock Exchange (the “NYSE”) or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

3.
Enter into a futures contract or option on a futures contract, if, as a result thereof, more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to initial deposits and premiums on open futures contracts and options on such contracts.

4.	Invest more than 5% of its total assets in the securities of companies (including predecessors) that have been in continuous operation for a period of less than three years.

5.	Invest in puts, calls, straddles or spread options, or any combination thereof.

9

If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

DISCLOSURE OF PORTFOLIO HOLDINGS

In accordance with the Fund’s policies and procedures, the Fund’s transfer agent and fund accountant, ALPS Fund Services, Inc. (the “Fund Accountant”) is responsible for dissemination of information about the Fund’s portfolio holdings.  Only an officer of the Fund may authorize the Fund Accountant to disclose portfolio holdings information.  The Fund, together with the Fund Accountant and the Advisor and Sub-Advisor (the “Service Providers”), may only disclose information concerning securities held in the Fund’s portfolios under the following circumstances:

1.	Within 60 days following the end of each month, calendar quarter and fiscal quarter, the Fund’s full portfolio holdings will be made publicly available by the following means:

a.
The Fund shall send shareholders portfolio holdings in the Fund’s annual and semi-annual reports, which are mailed to shareholders and posted on Shelton Capital’s website in accordance with the SEC guidelines. Additionally, quarterly reports are filed with the SEC.

b.	The Fund Accountant shall send portfolio holdings to nationally-recognized rating agencies via electronic transmission at least annually.

2.
The Fund or a Service Provider may disclose the Fund’s portfolio securities holdings to selected third parties when the Fund has a legitimate business purpose for doing so. Examples of legitimate business purposes in which selective disclosure of the Fund’s portfolio securities may be appropriate include disclosure for due diligence purposes to (i) an investment adviser that is in merger or acquisition talks with the Advisor; (ii) disclosure to a newly hired investment adviser or sub-adviser prior to its commencing its duties;(ii) disclosure to third party service providers of accounting, auditing, custody, proxy voting and other services to the Fund; or (iv) disclosure to a rating or ranking organization.

3.
As required by the federal securities laws, including the 1940 Act, the Fund will disclose its portfolio holdings in its applicable regulatory filings, including shareholder reports, reports on Form N-Q, Form N-CSR or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

In accordance with the Fund’s policies and procedures, third parties are required to keep confidential any information disclosed to them and to not engage in trading based on such information in accordance with the foregoing and no compensation may be received by the Fund, a Service Provider or any affiliate in connection with disclosure of such information.

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TRUSTEES AND OFFICERS

The Trustees of the Trust have the responsibility for the overall management of the Trust, including general supervision and review of the Fund’s investment activities. The Trustees appoint the officers of the Trust who are responsible for administering the day-to-day operations of the Fund. The affiliations of the officers and Trustees and their principal occupations for the past five years are listed below.

Qualifications of Independent Trustees

Individual Trustee qualifications are noted in the table below. In addition, the following characteristics are among those that were considered for each existing Trustee and will be considered for any Nominee Trustee.

•
Outstanding skills in disciplines deemed by the Independent Trustees to be particularly relevant to the role of Independent Trustee and to the Fund, including legal, accounting, the financial industry and the investment industry.

•	No conflicts which would interfere with qualifying as independent.

•	Appropriate interpersonal skills to work effectively with other Independent Trustees.

•	Understanding and appreciation of the important role occupied by Independent Trustees in the regulatory structure governing regulated investment companies.

•	Diversity of background.

Name and Address	Date of Birth	Position and Offices with the Trust	Principal Occupation during the Past Five Years	Other Public Company or Investment Company Directorships	Other Relevant Experience
Independent Trustees
James W. Miller, Jr. P.O. Box 387 San Francisco, CA 94104	05/28/66	Trustee, since 2002	Director, RREEF 2006 to present; Executive Vice President, Jones Lang LaSalle Americas, Inc. 1999 to 2006.	Shelton Greater China Fund ETSpreads Trust	Experience in real estate in both law and business. J.D.
Kevin T. Kogler P.O. Box 387 San Francisco, CA 94104	02/21/66	Trustee, since 2006	President & CEO Microbiz, LLC, 2012 to present; Principal, Robertson Piper Software Group, 2006 to present; Senior Vice President, Investment Banking, Friedman, Billings Ramsey, 2003 to 2006.	Shelton Greater China Fund ETSpreads Trust	Experience in investment banking and technology industry. M.B.A.
Stephen H. Sutro P.O. Box 387 San Francisco, CA 94104	04/09/69	Trustee, since 2006	Partner, Duane Morris LLP (law firm), 2003 to present.	Shelton Greater China Fund ETSpreads Trust	Service on boards for nonprofit organizations. J.D.

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Name and Address	Date of Birth	Position and Offices with the Trust	Principal Occupation during the Past Five Years	Other Public Company or Investment Company Directorships
Interested Trustee1
Stephen C. Rogers P.O. Box 387 San Francisco, CA 94104	06/27/66	President, since 1999; Chairman of the Board & Trustee since 1999	Portfolio Manager, Shelton Capital Management, 2003 to present; Chief Executive Officer, Shelton Capital Management, 1999 to present.	ETSpreads Shelton Greater China Fund
Officers
Teresa Axelson P.O. Box 387 San Francisco, CA 94104	12/04/47	Chief Compliance Officer, since 2011 Secretary November 2012 to present
Chief Compliance Officer, Shelton Capital Management, 2011 to present; Consultant, 2011; Vice President-Secretary, Chief Compliance Officer, Securities Management and Research, Inc.;  SM&R Investments, Inc. (6 mutual funds) and American National Investment Accounts, Inc. (5 mutual funds), 1968 - 2010.
N/A
William P. Mock P.O. Box 387 San Francisco, CA 94104	12/29/66	Treasurer, since 2010	Portfolio Manager, Shelton Capital Management, since 2010; Portfolio Manager, ETSpreads, 2007 to present; Head Trader, TKI Capital Management, 2003-2006.	N/A

The Board of Trustees for the Trust met four times during the fiscal year ended August 31, 2013. Currently, the Board has an Audit Committee and a Pricing Committee. The responsibilities of each committee and its members are described below.

Board Leadership Structure and Standing Board Committees of the Trust

Stephen C. Rogers currently serves as the chairman of the board and has served in such capacity since 1999. Of the board's four members, Stephen C. Rogers is the only member who is an "interested person" as that term is defined in the Investment Company Act. The remaining members are independent trustees. The independent trustees meet separately to consider a variety of matters that are scheduled to come before the board and meet periodically with the Fund’s Chief Compliance Officer and fund auditors. They are advised by independent legal counsel. No independent trustee may serve as an officer or employee of the Fund. The board has also established two committees, as described below.  The Audit committee is comprised solely of independent trustees. The board believes that the current leadership structure, with independent trustees filling all but one position on the board, is appropriate and allows for independent oversight of the Fund.

1	Basis of Interestedness. Stephen C. Rogers is affiliated with CCM Partners LP dba Shelton Capital Management, which is the investment Advisor of the Fund.

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AUDIT COMMITTEE. The Board of Trustees has an Audit Committee comprised only of the Independent Trustees (currently, Messrs. Miller, Kogler, and Sutro). The Audit Committee has the responsibility, among other things, to (1) recommend the selection of the Fund’s independent auditors; (2) review and approve the scope of the independent auditors' audit activity; (3) review the financial statements which are the subject of the independent auditor's certifications; and (4) review with such independent auditors the adequacy of the Fund’s basic accounting system and the effectiveness of the Fund’s internal accounting controls. During the fiscal year ended August 31, 2013, there were three meetings of the Audit Committee.

PRICING COMMITTEE. The Board has a Pricing Committee, comprised of the independent Trustees of the Trust, certain officers of the Trust and of the Advisor, which reviews and monitors the pricing policies adopted by the Board of Trustees. The Pricing Committee is responsible for determining the fair value of the Fund’s securities as needed in accordance with the pricing policies and performs such other tasks as the Board of Trustees deems necessary. The Pricing Committee meets on an ad hoc basis to discuss issues relating to the valuation of securities held by the Fund. Committee members are required to report actions taken at their meetings at the next scheduled Board of Trustees meeting following the Pricing Committee's meeting.  The Pricing Committee may take action if at least two members of the Pricing Committee meet in person or via telephone or by electronic exchange.  During the fiscal year ended August 31, 2013, there was one meeting of the Pricing Committee.

Risk Oversight by the Board

As previously disclosed, the board oversees the management of the Fund and meets at least quarterly with management of the Advisor to review reports and receive information regarding fund operations. Risk oversight relating to the fund is one component of the board's oversight and is undertaken in connection with the duties of the board. As described in the previous section, the board's committees assist the board in overseeing various types of risks relating to the fund. The board receives regular reports from each committee regarding the committee's areas of responsibility and, through those reports and its regular interactions with management of the advisor during and between meetings, analyzes, evaluates, and provides feedback on the advisor's risk management processes. In addition, the board receives information regarding, and has discussions with senior management of the advisor about, the advisor's enterprise risk management systems and strategies. There can be no assurance that all elements of risk, or even all elements of material risk, will be disclosed to or identified by the board.

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As shown in the following table, the total annual Trustee fees are equally divided between the Funds of the Trust and paid to the Trustees who are not affiliated with the Advisor.  The fees are currently $2,500 per quarter and $500for each meeting attended.   The Audit Committee Chair is compensated $3,000 annually for services as Audit Committee Chair of the Trust.  The table provides information regarding the Funds as of August 31, 2013.

Name/Position	Aggregate Fund group compensation	Pension or Estimated retirement benefits accrued as Fund expenses	Annual benefits upon retirement	Total compensation respecting Registrant and Fund complex paid to Trustees
Stephen C. Rogers President, Secretary & Trustee	None	None	None	None
James W. Miller, Jr. Trustee	$12,363	None	None	$12,363
Kevin T. Kogler Trustee	$12,550	None	None	$12,550
Stephen H. Sutro Trustee	$15,550	None	None	$15,550

Aggregate Dollar Range of Equity Securities in the Trust:

Shelton Funds
Stephen C. Rogers	Above $100,000
James W. Miller, Jr.	Above $100,000
Kevin T. Kogler	Above $100,000
Stephen H. Sutro	Above $100,000

INVESTMENT MANAGEMENT AND OTHER SERVICES

Management Services

CCM Partners, LP dba Shelton Capital Management, a California Limited Partnership (the “Advisor” or “Shelton Capital”), is the investment adviser to the Fund pursuant to the Investment Advisory Agreement dated March 8, 2013, between the Trust on behalf of the Fund and the Advisor (the “Agreement”). The Advisor is controlled by a privately held partnership, RFS Partners, LP, which in turn is controlled by a family trust of which Mr. Stephen C. Rogers is a co-trustee.

Pursuant to the Agreement, the Advisor supplies investment research and portfolio management, including the selection of securities for the Fund to purchase, hold, or sell and the selection of brokers or dealers through whom the portfolio transactions of the Fund are executed. The Advisor’s activities are subject to review and supervision by the Trustees to whom the Advisor renders periodic reports of the Fund’s investment activities.

The Fund pays for its own operating expenses and for its share of the Trust’s expenses not assumed by the Advisor, including, but not limited to, costs of custodian services, brokerage fees, taxes, interest, costs of reports and notices to shareholders, costs of dividend disbursing and shareholder record-keeping services (including telephone costs), auditing and legal fees, the fees of the independent Trustees and the salaries of any officers or employees who are not affiliated with the Advisor, and its pro rata portion of premiums on the fidelity bond covering the Fund.

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For the Advisor’s services, the Fund pays a monthly fee computed at the annual rates of 1% for all assets.

The Agreement provides that the Advisor is obligated to reimburse the Fund (through a reduction of its management fees or otherwise) for all expenses (except for expenses such as front-end or contingent deferred loads, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) in excess of 1% of the Fund’s average daily net assets. The Advisor may also reduce its fees in excess of its obligations under the Agreement.  The Advisor has agreed to pay organizational expenses of the Fund and may be reimbursed for such organizational expenses paid by the Advisor during the first three fiscal years of the Fund.

The Agreement is currently in effect until March 8, 2015 and will be in effect thereafter only if it is renewed for the Fund for successive periods not exceeding one year by (i) the Board of Trustees of the Trust or a vote of a majority of the outstanding voting securities of the Fund, and (ii) a vote of a majority of the Trustees who are not parties to the Agreement or an interested person of any such party (other than as a Trustee), cast in person at a meeting called for the purpose of voting on such Agreement.

The Agreement may be terminated without penalty at any time by the Trust with respect to the Fund (either by the applicable Board of Trustees or by a majority vote of the terminating Fund’s outstanding shares). Each Agreement may also be terminated by the Advisor on 60-days’ written notice and will automatically terminate in the event of its assignment as defined in the 1940 Act.

Investment Sub-Advisory Services

Green Alpha Advisors, LLC, is the investment sub-advisor to the Fund pursuant to a Sub-Advisory Agreement dated March 8, 2013, between the Advisor and the Sub-Advisor (the “Sub-Advisory Agreement”).

The Sub-Advisor is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and, as of August 31, 2013, managed and advised approximately $8.6 million in assets.  The Sub-Advisor’s office is located at Boulder, Colorado.

Pursuant to the Sub-Advisory Agreement, the Sub-Advisor’s duties to the Fund include: (i) investment decisions and (ii) supervising the acquisition and disposition of investments and selecting brokers or dealers to execute these transactions in accordance with the Fund’s investment objective and policies.  The Sub-Advisor’s activities are subject to review and supervision by the Board of Trustees to which the Sub-Advisor renders periodic reports of the Fund’s investment activities.

The Fund pays for its own operating expenses and for its share of the Fund expenses not assumed by the Sub-Advisor, including, but not limited to, taxes and governmental fees, fees and expenses of the Fund’s custodian, agents, broker and dealers; expenses incurred in connection with the acquisition and disposal of the assets of the Fund, including brokerage commissions; expenses in connection with the exercise of the voting rights of the Fund’s shares; expenses relating to interest charges; expenses incurred regarding registration and transfer; and any litigation expenses.

For the services provided pursuant to the Sub-Advisory Agreement, the Sub-Advisor is entitled to receive from the Advisor, an advisory fee at an annual rate of ½ of 1% of the average daily net asset value of the Fund.  Such fees will be calculated daily and paid by the 30th day following the end of the quarter.  The net asset value of the Fund’s assets will be determined in the manner provided in the Prospectus or this statement of additional information, as applicable.

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The Agreement will become effective March 8, 2013, and will be in effect thereafter only if it is renewed by the Fund for successive periods not exceeding on year by (i) the Board of Trustees or a vote of a majority of the outstanding voting securities of the Fund, and (ii) a vote of a majority of the Trustees who are not parties to the Sub-Advisory Agreement or an interested person of any such party (other than as a Trustee), cast in person at a meeting called for the purpose of voting on the Sub-Advisory Agreement.

The Sub-Advisory Agreement may be terminated without penalty at any time by the Fund (either by the Board of Trustees or by a majority vote of the Fund’s outstanding shares) upon sixty (60) days’ written notice and will automatically terminate in the event of its assignment as defined in the 1940 Act.

For the fiscal year ended August 31, 2013 the Advisor received $7,858 in management and reimbursed $30,829 for the same period. The Advisor nor the Sub-Advisor have received management fees as of the fiscal year end. This is due to the Fund being in a start-up year and the fees associated with such start-up phase.

Administrative Services

Pursuant to the Fund Administration Servicing Agreement, Shelton Capital (“Administrator”) also serves as the Fund’s Administrator. The Administrator is responsible for handling the administrative requirements of the Fund and, as compensation for these duties, receives fees of 0.10% on the first $500 million in combined assets of the Trust, 0.08% on the next $500 million in combined assets of the Trust, and 0.06% on the Trust combined assets over $1 billion.

Portfolio Managers

The table below includes details about the type, number, and assets under management for the various types of accounts, and total assets in the accounts with respect to which the advisory fee is based on the performance of the accounts that Messrs. Jabusch and May, managed as of August 31, 2013:

Garvin Jabusch
Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Investment Advisory Fee is Performance-Based	Assets Managed for which Investment Advisory Fee is Performance-Based
Registered Investment Companies	1	4,623,365	0	0
Other Registered Investment Companies	0		$0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	0	0	0	0

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Jeremy May
Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Investment Advisory Fee is Performance-Based	Assets Managed for which Investment Advisory Fee is Performance-Based
Registered Investment Companies	1	4,623,365	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Registered Investment Companies	0	$
Other Accounts	0	0	0	0

Potential Conflicts

Individual portfolio managers may manage multiple accounts.  The Advisor and the Sub-Advisor manage potential conflicts between the Fund and other accounts through allocation policies and procedures, internal review processes, including, but not limited to reports and oversight by management.  The Advisor and the Sub-Advisor have developed trade allocation systems and controls to help ensure that no one account, regardless of type, is intentionally favored at the expense of another.  Allocation policies are designed to address potential conflicts in situations where two or more accounts participate in investment decisions involving the same securities.

Portfolio Manager Securities Ownership

The table below identifies the dollar range of Fund shares beneficially owned by each portfolio manager of the Fund as of August 31, 2013.

Portfolio Manager	Ownership
Garvin Jabusch	None
Jeremy Deems	$100,001 - $500,000

Compensation of Portfolio Manager

Compensation of Portfolio Managers (PMs) includes a base salary, cash bonus, and a package of employee benefits that are generally available to all salaried employees. Compensation is structured to emphasize the success of the Advisor rather than that of any one individual. The Manager does not have any “incentive compensation” or “deferred compensation” programs for the PMs. Compensation is not linked to the distribution of Fund shares or to the performance of any account or Fund. Some of the PMs also participate in equity ownership of the Advisor. Each element of compensation is detailed below:

Base Salary. PMs are paid a fixed base salary that is intended to be competitive in light of each PMs’ experience and responsibilities.

Bonus. Bonus payments are based on a number of factors including the profitability of the firm and the employee’s long-term contributions, full-time employees of the Advisor with at least one year of tenure participate in the annual bonus program. Bonuses are not linked to the volume of assets managed or to measurements of relative or absolute investment returns.

Partnership interests. In the past, the firm has made partnership interests available in its general partner, RFS Partners to employees of the Advisor. PMs have participated in these offerings by purchasing interests in the partnership. Partnership interests may provide pass-through income of the firm’s profits and annual cash distributions based on each Partner’s proportionate profit sharing interest. Distributions are generally determined based on considerations of the Advisor’s working capital requirements and on estimated tax liabilities associated with the pass-through income.

17

Employee Benefit Program. PMs participate in benefit plans and programs available generally to all employees, which includes a qualified, defined-contribution profit sharing plan and company match.

The above information regarding compensation of PMs is current as of August 31, 2013.

Code of Ethics

The Fund, the Advisor and the Sub-Advisor have each adopted a separate code of ethics pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder (and, in the case of the Advisor and Sub-Advisor, under Rule 204A-1 under the Investment Advisers Act of 1940, as amended (the “Code of Ethics”).  The Codes of Ethics establish policies and procedures for their personal investment accounts, including securities that may be purchased or held by the Fund.

Proxy Voting Policies and Procedures

The Board of Trustees of the Trust has delegated to the Advisor the authority to vote proxies of companies held in the Fund’s portfolio. The Advisor has entered into a proxy service agreement with Glass Lewis and intends to apply Glass Lewis’ pre-determined proxy voting guidelines when voting proxies on behalf of the Fund.

The Advisor recognizes that an investment adviser is a fiduciary that owes its clients, including the Fund, a duty of utmost good faith and full and fair disclosure of all material facts. An investment adviser’s duty of loyalty requires an adviser to vote proxies in a manner consistent with the best interest of its clients and precludes the adviser from subrogating the clients’ interests to its own. In addition, an investment adviser voting proxies on behalf of the Fund must do so in a manner consistent with the best interests of the fund and its shareholders. The Board, in conjunction with the Advisor, seeks to balance the benefits of voting the proxies against the associated costs to the shareholders and has determined that entry into a third party proxy services agreement is in the best interest of the Fund and its shareholders. The Board will review its determination at least annually.

The Advisor seeks to avoid material conflicts of interest by voting in accordance with an independent third party’s pre-determined written proxy voting guidelines (the “Voting Guidelines”).  These Voting Guidelines vote proxies in an objective and consistent manner across client accounts, based on internal and external research performed by Glass Lewis without consideration of any client relationship factors. Further, the Advisor may engage a third party as an independent fiduciary, as required, to vote all proxies of the Fund, and may engage an independent fiduciary to vote proxies of other issuers at its discretion.

All proxies received by the Fund are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in the Advisor’s policies on specific issues. Items that can be categorized under the Voting Guidelines are voted in accordance with any applicable guidelines.

Proposals that cannot be categorized under the Voting Guidelines and raise a material conflict of interest between the Advisor and the Fund are referred to the Fund’s Board of Trustees. Specifically, the Advisor will disclose the conflict to the Board and obtain its consent to the proposed vote in question prior to voting the securities. The disclosure to the Board will include sufficient detail regarding the matter to be voted on and the nature of the Advisor’s conflict so that the Board would be able to make an informed decision regarding the vote. When the Board does not respond to such a conflict disclosure request or denies the request, the Advisor will abstain from voting the securities held by the Fund.

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With regard to voting proxies of foreign companies, the Advisor weighs the cost of voting and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote. With respect to securities lending transactions, the Advisor seeks to balance the economic benefits of continuing to participate in an open securities lending transaction against the inability to vote proxies.

When evaluating proposals, the Advisor recognizes that the management of a publicly-held company may need protection from the market’s frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services. In addition, the Advisor generally supports proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors to the extent such proposals are discrete and not bundled with other proposals. The Advisor believes that a shareholder’s role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its management and voting on matters which properly come to a shareholder vote. However, the Advisor generally opposes proposals designed to insulate an issuer’s management unnecessarily from the wishes of a majority of shareholders. Accordingly, the Advisor generally votes in accordance with management on issues that, at the sole discretion of the Advisor, it believes neither unduly limits the rights and privileges of shareholders nor adversely affects the value of the investment.

Information regarding how the Fund  votes proxies relating to portfolio securities during the most recent 12-month period ended June 30th of each year will be filed on Form N-PX and will be available (1) by calling the Fund at (800) 955-9988, or (2) on the SEC’s website at http:///www.sec.gov.

Principal Underwriter

RFS Partners, a California limited partnership, is currently the principal underwriter of the Fund's shares under an underwriting agreement with the Fund, pursuant to which RFS Partners agrees to act as the Fund's distribution agent. The Fund's shares are sold to the public on a best efforts basis in a continuous offering without a sales load or other commission or compensation. RFS Partners is the general partner of the Fund’s Advisor. The general partner of RFS Partners is Richard F. Shelton, Inc., a corporation that is controlled by a family trust, of which Stephen C. Rogers serves as a co-trustee. While the shares of the Fund are offered directly to the public with no sales charge, RFS Partners may, out of its own monies, compensate brokers who assist in the sale of the Fund's shares. In addition, the Advisor may, out of its own monies, make cash contributions to tax-exempt charitable organizations that invest in the Fund.

Other Services

ALPS Fund Services, Inc. acts as the shareholder servicing agent for the Trust and acts as the Trust’s transfer and dividend-paying agent. In such capacities it performs many services, including portfolio and net asset valuation, bookkeeping, and shareholder record-keeping.

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US Bank N.A. (the “Custodian”) acts as custodian of the securities and other assets of the Trust. The Custodian does not participate in decisions relating to the purchase and sale of portfolio securities. Under the custodian agreement, the Custodian (i) maintains a separate account or accounts in the name of the Fund, (ii) holds and transfers portfolio securities on account of the Fund, (iii) accepts receipts and makes disbursements of money on behalf of the Fund, (iv) collects and receives all income and other payments and distribution on account of the Fund’s securities and (v) makes periodic reports to the Trustees of the Trust concerning the Fund’s operations.

Tait, Weller & Baker LLP (the “Auditor”), 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, is the independent registered public accounting firm for the Trust. The Auditor provides audit services and assistance and consultation with respect to regulatory filings with the SEC. The Auditor also audits the books of the Fund once each year.

The validity of shares of beneficial interest offered hereby has been passed on by Reed Smith LLP, 101 Second Street, 18th Floor, San Francisco, California 94105.

POLICIES REGARDING BROKER-DEALERS USED FOR PORTFOLIO TRANSACTIONS

Decisions to buy and sell securities for the Fund, assignment of portfolio business, and negotiation of commission rates and prices are made by the Sub-Advisor, whose policy is to obtain the “best execution” available (i.e., prompt and reliable execution at the most favorable security price). If purchases made by the Fund are effected via principal transactions with one or more dealers (typically a market maker firm in the particular security or a selling group member in the case of an initial or secondary public offering) at net prices, the Fund will generally incur few or no brokerage costs. These dealers are compensated through the principal “spread,” and may also charge related transaction fees. Purchases of portfolio securities from underwriters may include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and asked price.

The Advisor and Sub-Advisor do not currently utilize soft dollar arrangements, but may do so in the future.  In order to obtain additional research and brokerage services on a “soft dollar” basis, and in order to obtain other qualitative execution services that the Advisor and Sub-Advisor believes is important to best execution, the Advisor or the Sub-Advisor may place transactions with broker-dealers with which the Advisor has a “soft dollar” credit arrangement. When the Sub-Advisor uses brokers to execute equity transactions, or fixed-income transactions on an agency basis, the Sub-Advisor takes steps to ensure that the prices obtained in such transactions are competitive with the prices that could have been obtained had the transactions been conducted on a principal basis, i.e., directly with the dealers. However, the total cost (i.e., price plus/minus commission) of executing an equity transaction and/or or a fixed income transaction through a broker on an agency basis may be less favorable than that of executing that same transaction with a dealer because the broker will receive a commission for its services, including for the provision of research products, services or credits.

The Sub-Advisor will take steps to ensure that commissions paid are reasonable in relation to, among other things: (i) the value of all the brokerage and research products and services provided by that Broker and (ii) the quality of execution provided by that broker. Accordingly, the Sub-Advisor uses brokers to effect equity transactions for the Fund where the total cost is, in the Sub-Advisor’s opinion, reasonable, but not necessarily the lowest total cost available.

20

In selecting broker-dealers and in negotiating commissions, the Sub-Advisor generally considers, among other things, the broker-dealer’s reliability, the quality of its execution services on a continuing basis, the financial condition of the broker-dealer, and the research services provided, which include furnishing advice as to the value of securities, the advisability of purchasing or selling specific securities and furnishing analysis and reports concerning state and local governments, securities, and economic factors and trends, and portfolio strategy. The Sub-Advisor considers such information, which is in addition to and not in lieu of the services required to be performed by the Sub-Advisor under the Agreements, to be useful in varying degrees, but of indeterminable value.

The Fund may pay brokerage commissions in an amount higher than the lowest available rate for brokerage and research services as authorized, under certain circumstances, by the Securities Exchange Act of 1934, as amended. Where commissions paid reflect research services and information furnished in addition to execution, the Sub-Advisor believes that such services were bona fide and rendered for the benefit of its clients. The Sub-Advisor does not currently use soft dollars but may do so in the future with respect to the Fund at its discretion, subject to oversight by the Board of Trustees.

For the fiscal year ended August 31 brokerage commissions paid since inception of the Fund were $1,151.

ADDITIONAL INFORMATION REGARDING PURCHASES AND
REDEMPTIONS OF FUND SHARES

Purchase Orders

The purchase price for shares of the Fund is the net asset value of such shares next determined after receipt and acceptance of a purchase order in proper form by the Fund’s Transfer Agent, ALPS Fund Services, Denver. Once shares of the Fund are purchased, they begin earning income immediately, and income dividends will start being credited to the investor's account on the day following the effective date of purchase and continue through the day the shares in the account are redeemed. All checks are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. Checks drawn in U.S. funds on foreign banks will not be credited to the shareholder's account and dividends will not begin accruing until the proceeds are collected, which can take a long period of time.

Payments transmitted by wire and received by the Transfer Agent prior to the close of the Fund, normally at 4:00 p.m. Eastern time (1:00 p.m. Pacific time) on any business day are effective on the same day as received. Wire payments received by the Transfer Agent after that time will normally be effective on the next business day and such purchases will be made at the net asset value next calculated after receipt of that payment.

Shareholder Accounting

All purchases of Fund shares will be credited to the shareholder in full and fractional shares of the relevant Fund (rounded to the nearest 1/1000 of a share) in an account maintained for the shareholder by the Trust's transfer agent. Share certificates will not be issued for any Fund at any time. To open an account in the name of a corporation, a resolution of that corporation's Board of Directors will be required. Other evidence of corporate status or the authority of account signatories may be required.

The Trust reserves the right to reject any order for the purchase of shares of any Fund, in whole or in part. In addition, the offering of shares of any Fund may be suspended by the Trust at any time and resumed at any time thereafter.

21

Shareholder Redemptions

All requests for redemption and all share assignments should be sent to the Fund, P.O. Box 387, San Francisco, California 94104-0387, or, for telephone redemptions, by calling the Fund at (800) 955-9988. For online redemptions, visit the Fund’s website at www.sheltoncap.com.

Redemptions will be made in cash at the net asset value per share next determined after receipt by the transfer agent of a redemption request in proper form, including all share certificates, share assignments, signature guarantees, and other documentation as may be required by the transfer agent. The amount received upon redemption may be more or less than the shareholder's original investment.

The Fund will attempt to make payment for all redemptions within one business day, but in no event later than seven days after receipt of such redemption request in proper form. However, the Fund reserves the right to suspend redemptions or postpone the date of payment (1) for any periods during which the New York Stock Exchange is closed (other than for the customary weekend and holiday closings), (2) when trading in the markets the Fund usually utilize is restricted or an emergency exists, as determined by the SEC, so that disposal of the Fund’s investments or the determination of the Fund's net asset value is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for the protection of a Fund’s shareholders. Also, the Fund will not mail redemption proceeds until checks used for the purchase of the shares have cleared, which can take up to 15 days.

As of the date of this Statement of Additional Information, the Trust understands that the New York Stock Exchange is closed for the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas. The Fund will be closed in observance of Columbus Day and Veterans Day.  On holidays in which the Custodian is closed, any transactions will be processed on the following business day.

Due to the relatively high cost of handling small investments, the Fund reserves the right to redeem, involuntarily, at net asset value, the shares of any shareholder whose accounts in the Fund have an aggregate value of less than $1,000, but only where the value of such accounts has been reduced by such shareholder's prior voluntary redemption of shares. In any event, before the Trust redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in that shareholder's account is less than the minimum amount and allow that shareholder 30 days to make an additional investment in an amount which will increase the aggregate value of that shareholder's accounts to at least $1,000 before the redemption is processed.

In an effort to discourage market timing, the Trust has adopted certain controls and procedures, including policies regarding the use of the “exchange privilege” (as described in the Prospectus).  In the event that a substantial portion of the Fund’s shareholders should, within a short period, elect to redeem their shares of the Fund pursuant to the exchange privilege, the Fund might have to liquidate portfolio securities it might otherwise hold and incur the additional costs related to such transactions.   The exchange privilege may be terminated or suspended by the Fund upon 60-days’ prior notice to shareholders.

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Redemptions in Kind

The Trust has elected to rely on the provisions of Rule 18f-1 under the 1940 Act, pursuant to which it is obligated to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund’s net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amounts, the Trustees reserve the right to make payments in whole or in part in securities or other assets of the Fund from which the shareholder is redeeming in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of that Fund or the Trust. In such circumstances, the securities distributed would be valued at the price used to compute such Fund's net asset value. Should the Fund do so, a shareholder would likely incur transaction fees in converting the securities to cash.

Determination of Net Asset Value Per Share (“NAV”)

The valuation of the portfolio securities of the Fund is generally valued at the last reported sale price on the principal exchange on which they are traded. In the case of the Futures contracts held by the Fund, the valuation is determined using the settle price provided by either the Chicago Mercantile Exchange or the ICE, depending on the exchange the contract trades on, typically as of 1:15 p.m., Pacific time. Securities held by the Fund that have no reported last sale for any day that the Fund's NAV is calculated and securities and other assets for which market quotations are readily available are valued at the latest available bid price.  All other securities and assets are valued at their fair value as determined in good faith by the Board of Trustees.  Securities with remaining maturities of 60 days or less are valued on the amortized cost basis unless the Trustees determine that such valuation does not reflect fair value. The Trust may also utilize a pricing service, bank, or broker/dealer experienced in such matters to perform any of the pricing functions.

TAXATION

General

The Fund is treated as a separate entity and intends to continue to qualify in each year to be treated as a separate “regulated investment company” under the Code.  The Fund has elected such treatment and intends to qualify during its fiscal year period ending August 31, 2013. To continue to qualify for the tax treatment afforded a regulated investment company under the Code, the Fund must distribute for each fiscal year at least 90% of its taxable income (including net realized short-term capital gains) and tax-exempt net investment income and meet certain source of income, diversification of assets and other requirements of the Code.  Provided the Fund continues to qualify for such tax treatment, it will not be subject to federal income tax on the part of its net investment income and its net realized capital gains which it distributes to shareholders, nor will it be subject to Delaware or California income or excise taxation.  The Fund must also meet certain Code requirements relating to the timing of its distributions, which generally require the distribution of substantially all of its taxable income and capital gains each calendar year, in order to avoid a 4% federal excise tax on certain retained amounts.

The Fund may purchase or sell futures contracts. Such transactions are subject to special tax rules which may affect the amount, timing and character of distributions to shareholders. Unless the Fund is eligible to make and makes a special election, such futures contracts that are "Section 1256 contracts" (such as a futures contract the margin requirements for which are based on a marked-to-market system and which is traded on a "qualified board or exchange") will be "marked to market" for federal income tax purposes at the end of each taxable year, i.e., each futures contract will be treated as sold for its fair market value on the last day of the taxable year. In general, unless the special election is made, gain or loss from transactions in such futures contracts will be 60% long-term and 40% short-term capital gain or loss.

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Dividends of net investment income and realized net short-term capital gains in excess of net long-term capital losses are taxable to shareholders as ordinary income, whether such distributions are taken in cash or reinvested in additional shares. Distributions of net long-term capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), if any, are taxable as long-term capital gains, whether such distributions are taken in cash or reinvested in additional shares, and regardless of how long shares of the Fund have been held. The current maximum federal individual tax rate applicable to ordinary income is 43.0%. The current maximum federal individual tax rate applicable to net long-term capital gains is 15% for investments held longer than 12 months. Dividends declared by the Fund in November or December of any calendar year to shareholders of record as of a record date in such a month will be treated for federal income tax purposes as having been received by shareholders on December 31 of that year if they are paid during January of the following year.

A portion of the Fund's ordinary income dividends may qualify for the dividends received deduction available to corporate shareholders under Code Section 243 to the extent that the Fund's income is derived from qualifying dividends. Availability of the deduction is subject to certain holding periods and debt-financing limitations. Because the Fund may also earn other types of income such as interest, income from securities loans, non-qualifying dividends, and short-term capital gains, the percentage of dividends from the Fund that qualifies for the deduction generally will be less than 100%. The Fund will notify corporate shareholders annually of the percentage of Fund dividends that qualifies for the dividends received deduction.

For any fiscal year, the Fund may use the accounting practice called equalization in order to avoid the dilution of the dividends payable to existing shareholders. Under this procedure, that portion of the net asset value per share of the Fund which is attributable to undistributed income is allocated as a credit to undistributed income in connection with the purchase of shares or a debit to undistributed income in connection with the redemption of shares. Thus, after every distribution, the value of a share drops by the amount of the distribution. The use of equalization accounting by the Fund may affect the amount, timing and character of its distributions to shareholders.

The Fund is required to file information reports with the IRS with respect to taxable distributions and other reportable payments made to shareholders. The Code requires backup withholding of tax at a rate of 30% on redemptions and other reportable payments made to non-exempt shareholders if they have not provided the Fund with their correct social security or other taxpayer identification number and made the certifications required by the IRS or if the IRS or a broker has given notification that the number furnished is incorrect or that withholding applies as a result of previous underreporting.  Therefore, investors should make certain that their correct taxpayer identification number and completed certifications are included in the application form when opening an account.

Upon the sale, exchange or redemption of tis shares, a shareholder will realize a taxable gain or loss depending upon the amount realized and its basis in the shares.  Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term if the shareholder’s holding period for the shares is more than twelve (12) months and otherwise will be short-term.  Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gains distributions in the Fund) within a period of sixty-one (61) days beginning thirty (30) days before and ending thirty (30) days after the disposition of the shares.  In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.  Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of long-term capital gains received by the shareholder with respect to such shares.

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The information above is only a summary of some of the tax considerations generally affecting the Fund and its shareholders. No attempt has been made to discuss individual tax consequences and this discussion should not be construed as applicable to all shareholders’ tax situations. Investors should consult their own tax advisers to determine the suitability of a particular Fund and the applicability of any federal, state, local, or foreign taxation. Reed Smith LLP has expressed no opinion in respect thereof. Foreign shareholders should consider, in particular, the possible application of U.S. withholding taxes on certain taxable distributions from the Fund at rates up to 30% (subject to reduction under certain income tax treaties).

Yield Disclosure and Performance Information

As noted in this SAI, the Fund may from time to time quote various performance figures in advertisements and investor communications to illustrate the Fund's past performance. Performance information published by the Fund will be in compliance with rules adopted by the SEC. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. An explanation of the methods used by the Fund to compute or express performance is discussed below.

Average Annual Total Return

Total return for the Fund may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return or other performance data for the Fund will be limited to or accompanied by standardized information on the Fund's average annual compounded rate of return over the most recent four calendar quarters, five years, 10 years (if applicable) and over the life of the Fund (i.e., the period from the Fund's inception of operations through the end of the most recent calendar quarter). The average annual compounded rate of return is determined by reference to a hypothetical $1,000 investment that includes capital appreciation and depreciation for the stated period and assumes reinvestment (on the reinvestment date) of all distributions at net asset value and redemption at the end of the stated period. It is calculated according to the following standardized formula:

P(1+T)n = ERV

where:

P	=	a hypothetical initial payment of $1,000
T	=	average annual total return
n	=	number of years
ERV	=	ending redeemable value of a hypothetical $1,000 investment made at the beginning of a 1-, 5-, or 10-year periods at the end of a 1-, 5- or 10-year periods (or fractional portion).

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Average Annual Total Return (after taxes on distributions):

The Fund computes its average annual total return after taxes on distributions by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment after taxes on fund distributions:

P(1+T)n = ATVD

where:

P	=	a hypothetical initial payment of $1,000.
T	=	average annual total return (after taxes on distributions).
n	=	number of years
ATVD	=	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of such periods, after taxes on fund distributions but not after taxes on redemptions.

Average Annual Total Return (after taxes on distributions and redemptions)

The Fund computes its average annual total return after taxes on distributions and redemptions by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment after taxes on fund distributions and redemptions:

P(1+T)n = ATVDR

where:

P	=	a hypothetical initial payment of $1,000.
T	=	average annual total return (after taxes on distributions and redemptions).
n	=	number of years
ATVDR	=	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of such periods, after taxes on fund distributions and redemptions.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Since performance will fluctuate, performance data for the Fund should not be used to compare an investment in the Fund’s shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions.

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Yield

As stated in the Prospectus, the Fund may also quote its current yield and, where appropriate, effective yield and tax equivalent yield in advertisements and investor communications.

The current yield for the Fund is determined by dividing the net investment income per share earned during a specified 30-day period by the net asset value per share on the last day of the period and annualizing the resulting figure, according to the following formula:

Yield = 2[(((a-b)/cd)+1)6 – 1)]

where:
a	=	dividends and interest earned during the period;
b	=	expenses accrued for the period (net of reimbursements);
c	=	the average daily number of shares outstanding during the period that were entitled to receive dividends;
d	=	the maximum offering price per share on the last day of the period.

EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)(365/7)] - 1.

A tax equivalent yield demonstrates the taxable yield necessary to produce an after-tax yield equivalent to that of the Fund which invests in tax-exempt obligations.  The tax equivalent yield may be higher than the rate stated for taxpayers subject to the loss of these benefits.

Distribution Rate

The Fund may also include a reference to its current distribution rate in investor communications and sales literature preceded or accompanied by the Prospectus, reflecting the amounts actually distributed to shareholders. All calculations of the Fund's distribution rate are based on the distributions per share, which are declared, but not necessarily paid, during the fiscal year. The distribution rate is determined by dividing the distributions declared during the period by the net asset value per share on the last day of the period and annualizing the resulting figure. In calculating its distribution rate, the Fund uses the same assumptions that apply to its calculation of yield. The distribution rate will differ from the Fund's yield because it may include capital gains and other items of income not reflected in the Fund's yield, as well as interest income received by the Fund and distributed to shareholders which is reflected in the Fund's yield. The distribution rate does not reflect capital appreciation or depreciation in the price of the Fund's shares and should not be considered to be a complete indicator of the return to the investor on his investment.

Comparisons

From time to time, advertisements and investor communications may compare the Fund’s performance to the performance of other investments as reported in various indices or averages, in order to enable an investor better to evaluate how an investment in a particular Fund might satisfy his investment objectives. The Fund may also publish an indication of past performance as measured by Lipper Analytical Services, Inc., Morningstar or other widely recognized independent services that monitor the performance of mutual funds. The performance analysis will include the reinvestment of dividends and capital gains distributions, but does not take any sales charges into consideration and is prepared without regard to tax consequences. Independent sources may include the American Association of Individual Investors, Weisenberger Investment Companies Services, Donoghue’s Money Fund Report, Barron's, Business Week, Financial World, Money Magazine, Forbes, and The Wall Street Journal.

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The Fund may compare its performance to the S&P 500 Index or other widely recognized market indices. These indices are unmanaged indices of common stock prices. The performance of indexes is based on changes in the prices of stocks comprising such index and assumes the reinvestment of all dividends paid on such stocks. Taxes, brokerage commissions and other fees are disregarded in computing the level of each index.

The performance of the Fund may also be compared to compounded rates of return regarding a hypothetical investment of $10,000 at the beginning of each year, earning interest throughout the year at the compounding interest rates of 5%, 7.5% and 10%.

In assessing any comparisons of total return or yield, an investor should keep in mind that the composition of the investments in a reported average is not identical to the Fund's portfolio, that such averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its total return or yield. In addition, there can be no assurance that the Fund will continue its performance as compared to any such averages.

MISCELLANEOUS INFORMATION

The shareholders of a Delaware business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of Trust assets for any shareholder held personally liable for obligations of the Trust. The Declaration of Trust also provides that a Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of that Trust and satisfy any judgment thereon. All such rights are limited to the assets of the Fund(s) of which a shareholder holds shares. The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Trust as investment companies as distinguished from operating companies would not likely give rise to liabilities in excess of the Fund's total assets. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and a Trust itself is unable to meet its obligations.

SHAREHOLDER BENEFICIAL OWNERSHIP

As of December 2, 2013 the following shareholders, to the Trust’s knowledge, owned beneficially more than 5% of a Fund's outstanding shares, as noted:

Share Class	Shareholder	Address	Percentage Shares Owned
			Record	Beneficial	Both
Direct	National Financial Services	San Francisco, CA	33.27
Direct	Charles Schwab & Co	San Francisco, CA	23.71
Direct	MG Trust Custodian	Denver, CO	10.04

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SHELTON FUNDS

FORM N-1A

PART C
OTHER INFORMATION

Item 28.  Exhibits

(a)	(1)	Agreement and Declaration of Trust dated August 8, 2006 is incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement as filed on October 31, 2006.

(2)	Certificate of Trust dated August 8, 2006 is incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement as filed on October 31, 2006.

(b)	By-Laws dated August 8, 2006 is incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement as filed on December 29, 2006.

(c)	Instruments Defining Rights of Security Holders - Not applicable.

(d)	Investment Advisory Agreement dated January 1, 2007 is incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement as filed on December 29, 2006.

(e)	Underwriting Agreement dated January 1, 2007 is incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement as filed on October 31, 2006.

(f)	Bonus or Profit Sharing Contracts - Not applicable.

(g)	Form of Custodian Agreement dated January 3, 2005 is incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement as filed on December 29, 2006.

(1)	First Amendment to Custodian Agreement dated February 27, 2006 is incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement as filed on December 29, 2006.

(2)	Second Amendment to Custodian Agreement dated October 31, 2006 is incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement as filed on December 29, 2006.

(h)	Other Material Contracts

(1)	Administration Agreement dated January 1, 2007 is incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement as filed on December 29, 2006.

(2)	Amended and Restated Operating Expense Agreement dated January 1, 2007 is incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement as filed on December 29, 2006.

(3)	Fund Accounting and Services Agreement is incorporated by reference to Post- Effective Amendment No. 30 to the Registration Statement as filed on January 4, 2005.

(i)
First Amendment to Fund Accounting and Services Agreement dated September 1, 2006 is incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement as filed on October 31, 2006.

(ii)	Second Amendment to Fund Accounting and Services Agreement dated May 5, 2010 is incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement.

(iii)	Third Amendment to Fund Accounting and Services Agreement dated October 10, 2011, is incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement.

(4)	Transfer Agency and Service Agreement dated December 3, 2004 is incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement as filed on January 4, 2005.

(i)
First Amendment to Transfer Agency and Service Agreement dated September 1, 2006 is incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement as filed on October 31, 2006.

(ii)
Second Amendment to Transfer Agency and Service Agreement dated May 6, 2010 is incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement. Third Amendment to Transfer Agency and Service Agreement dated October 10, 2011, is incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement.

(5)	Shareholder Servicing Plan dated January 1, 2007 is incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement as filed on October 31, 2006.

(6)	Transfer Agent Interactive Client Services Agreement dated December 3, 2004 is incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement.

(i)	First Amendment to Transfer Agent Interactive Client Services Agreement dated September 1, 2006 is incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement.

(ii)	Second Amendment to Transfer Agent Interactive Client Services Agreement dated September 1, 2006 is incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement.

(iii)	Third Amendment to Transfer Agent Interactive Client Services Agreement dated May 6, 2011 is incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement.

(iv)	Fourth Amendment to Transfer Agent Interactive Client Services Agreement dated October 10, 2011 is incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement.

(6)	Blue Sky Agreement dated December 3, 2004 is incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement.

(i)	First Amendment to Blue Sky Agreement dated September 1, 2006 is incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement.

(ii)	Third Amendment to Blue Sky Agreement dated October 10, 2011 is incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement.

(i)	Legal Opinion and Consent of Counsel as to legality of shares is incorporated by reference to Post-Effective Amendment No. 35.

(j)	Other opinions - Independent Auditors' Consent - incorporated herein.

(k)	Omitted Financial Statements - Not applicable.

(l)	Initial Capital Agreement - Not applicable.

(m)	Rule 12b-1 Plan dated January 1, 2007 is incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement as filed on October 31, 2006.

(i)	Rule 12b-1 Share Marketing Plan dated January 1, 2008 is incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement.

(n)	Rule 18f-3 Plan dated January 1, 2007 is incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement as filed on October 31, 2006.

(o)	Reserved.

(p)	Code of Ethics dated Revised August 2010 is incorporated by reference to Post-Effective Amendment No. 41 to the Registration Statement as filed on December 30, 2010.

(q)	Power of Attorney dated August 8, 2006 is incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement as filed on October 31, 2006.

Item 29.  Persons Controlled by or under Common Control with Registrant.

As of the date of this Post-Effective Amendment, to the knowledge of the Registrant, the Registrant did not control any other person, nor was it under common control with another person.

Item 30.  Indemnification

Article VII of the Registrant's Declaration of Trust provides that a trustee or officer of the Trust who is or was serving at the request of the Trust as a trustee or officer shall not be liable to the Trust or to any Shareholder in his capacity as a trustee or officer except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such trustee or officer. A trustee also shall not be liable for errors of judgment or mistakes of fact or law. Subject to the foregoing, and to the fullest extent that limitations on the liability of trustees and officers are permitted by the Delaware Statutory Trust Act or other applicable law, a trustee or officer shall not be responsible or liable in any event for any act, omission, neglect or wrongdoing of any other agent of the Trust, and/or of any officer, employee, consultant, investment adviser, principal underwriter, administrator, fund accountant or accounting agent, custodian, transfer agent, dividend disbursing agent and/or shareholder servicing agent of the Trust.

Article VII also provides that the Trust shall indemnify, out of Trust property, to the fullest extent permitted under applicable law, any trustee or officer of the Trust who was or is a party or is threatened to be made a party to any legal proceeding by reason of the fact that such person is or was a trustee or officer of the Trust, against all expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding if the person acted in good faith or in the case of a criminal proceeding, had no reasonable cause to believe the conduct was unlawful. Further, the termination of any proceeding by judgment, order or settlement does not of itself create a presumption that such person did not act in good faith or that such person had reasonable cause to believe that such person's conduct was unlawful. Notwithstanding the foregoing, the Trust is not permitted to indemnify trustees or officers against such person's willful misfeasance, bad faith, gross negligence or reckless disregard of their duties as an officer or trustee. The Declaration of Trust also provides that a trustee or officer may receive advancement of expenses in defending any proceeding or action involving such person's conduct as a trustee or officer of the Trust. The Declaration of Trust provides that any indemnification under Article VII shall be made by the Trust if authorized in the specific case on a determination that indemnification of the Trustee or officer is proper in the circumstances by a majority vote of independent trustees or by independent legal counsel in a written opinion.

Additionally, with respect to indemnification against liability incurred by Registrant's underwriter, reference is made to Section 13 of the Underwriting Agreement dated January 1, 2007 between Registrant and RFS Partners. With respect to indemnification against liability incurred by Registrant's investment adviser, reference is made to Section 11 of the Investment Advisory Agreement dated January 1, 2007 between the Registrant and Shelton Capital Management.

Item 31.  Business and Other Connections of Investment Adviser.

Shelton Capital Management, a California Limited Partnership, is the Registrant's investment adviser with respect to these Funds Shelton Capital Management has been engaged during the past two fiscal years as the investment adviser of the Shelton Funds (and its predecessors), a diversified, open-end management investment company, which comprises the following series: California Tax-Free Income Fund, US Government Securities Fund, The United States Treasury Trust, S&P 500 Index Fund, S&P MidCap Index Fund, S&P SmallCap Index Fund, Shelton Core Value Fund, European Growth & Income Fund, Nasdaq-100 Index Fund, Shelton Green Alpha Fund and Short-Term U.S. Government Bond Fund. The principal business address of Shelton Capital Management is 44 Montgomery Street, Suite 2100, San Francisco, California 94104.

From December, 1990 through February 27, 1993, Shelton Capital Management also served as investment adviser of the California Tax-Free Money Trust, a registered management investment company. The principal business address of California Tax-Free Money Trust is 6 St. James Avenue, Boston, Massachusetts 02116.

The officer of Shelton Capital Management is Stephen C. Rogers. Stephen C. Rogers has also served as an officer of the Registrant and California Investment Trust since October 1994. Stephen C. Rogers was elected to the Board as Secretary and Trustee on August 4, 1998. He was elected as Chairman of the Board on October 26, 1999. For additional information, please see Part A of this Registration Statement.

Item 32.  Principal Underwriters

RFS Partners is the principal underwriter, and in that capacity distributes the shares of the Funds. Certain limited partners of RFS Partners also serve as officers and/or trustees of the Registrant.

Item 33. Locations of Accounts and Records.

The accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are kept by Registrant's Shareholder Servicing and Transfer Agent, ALPS Fund Services, LLC, 1625 Broadway, Suite 2200, Denver, CO 80202.

Item 34.  Management Services

All management-related service contracts are discussed in Part A or Part B of this Form N-1A.

Item 35.  Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco, the State of California, on December 24, 2013.

SHELTON FUNDS
(Registrant)

By /s/ Stephen C. Rogers
Stephen C. Rogers, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Stephen C. Rogers	Principal Executive Officer,	December 24, 2013
Stephen C. Rogers	Secretary and Trustee

/s/ James W. Miller, Jr.*	Trustee	December 24, 2013
James W. Miller, Jr.

/s/ Kevin T. Kogler*	Trustee	December 24, 2013
Kevin T. Kogler

/s/ Stephen H. Sutro*	Trustee	December 24, 2013
Stephen H. Sutro

* By: /s/ Stephen C. Rogers

Stephen C. Rogers, Attorney-in-Fact Pursuant to Power of Attorney is incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement as filed on October 31, 2006.

EXHIBIT INDEX
Exhibit No.	Description
28(j)	Independent Auditors' Consent